Exhibit 99.1


                                                                EXECUTION COPY
                                                                --------------



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                         GSAA HOME EQUITY TRUST 2007-6

                           ASSET-BACKED CERTIFICATES

                                 SERIES 2007-6

                               MASTER SERVICING

                                      and

                                TRUST AGREEMENT

                                     among

                         GS MORTGAGE SECURITIES CORP.,
                                  Depositor,

                     DEUTSCHE BANK NATIONAL TRUST COMPANY,
                                    Trustee

           THE BANK OF NEW YORK TRUST COMPANY, NATIONAL ASSOCIATION
                     DEUTSCHE BANK NATIONAL TRUST COMPANY,
                        U.S. BANK NATIONAL ASSOCIATION,

                                      and

                    WELLS FARGO BANK, NATIONAL ASSOCIATION
                                  Custodians

                                      and

                    WELLS FARGO BANK, NATIONAL ASSOCIATION,
                 Master Servicer and Securities Administrator

                               Dated May 1, 2007

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

                                                  TABLE OF CONTENTS
                                                  -----------------


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                                                      ARTICLE I

                                                     DEFINITIONS

Section 1.01      Definitions....................................................................................18

                                                     ARTICLE II

                            CONVEYANCE OF MORTGAGE LOANS; REPRESENTATIONS AND WARRANTIES

Section 2.01      Conveyance of Mortgage Loans...................................................................52
Section 2.02      Acceptance by the Custodians of the Mortgage Loans.............................................55
Section 2.03      Execution and Delivery of Certificates.........................................................57
Section 2.04      REMIC Matters..................................................................................57
Section 2.05      Representations and Warranties of the Depositor................................................57
Section 2.06      Representations and Warranties of BNY..........................................................59
Section 2.07      Representations and Warranties of Deutsche Bank................................................59
Section 2.08      Representations and Warranties of U.S. Bank....................................................60
Section 2.09      Representations and Warranties of Wells Fargo..................................................60

                                                     ARTICLE III

                                                   TRUST ACCOUNTS

Section 3.01      Excess Reserve Fund Account; Distribution Account..............................................61
Section 3.02      Investment of Funds in the Distribution Account................................................63

                                                     ARTICLE IV

                                                    DISTRIBUTIONS

Section 4.01      Priorities of Distribution.....................................................................64
Section 4.02      Monthly Statements to Certificateholders.......................................................71
Section 4.03      Allocation of Applied Realized Loss Amounts....................................................73
Section 4.04      Certain Matters Relating to the Determination of LIBOR.........................................74
Section 4.05      Supplemental Interest Trust....................................................................74
Section 4.06      Trust's Obligations under the Interest Rate Swap Agreements; Replacement and
                  Termination of the Interest Rate Swap Agreements...............................................76



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                                                      ARTICLE V

                                                  THE CERTIFICATES

Section 5.01      The Certificates...............................................................................78
Section 5.02      Certificate Register; Registration of Transfer and Exchange of Certificates....................78
Section 5.03      Mutilated, Destroyed, Lost or Stolen Certificates..............................................84
Section 5.04      Persons Deemed Owners..........................................................................84
Section 5.05      Access to List of Certificateholders' Names and Addresses......................................84
Section 5.06      Maintenance of Office or Agency................................................................85

                                                     ARTICLE VI

                                                    THE DEPOSITOR

Section 6.01      Liabilities of the Depositor...................................................................85
Section 6.02      Merger or Consolidation of the Depositor.......................................................85
Section 6.03      Limitation on Liability of the Depositor and Others............................................85
Section 6.04      Servicing Compliance Review....................................................................86
Section 6.05      Option to Purchase Defaulted Mortgage Loans....................................................86

                                                     ARTICLE VII

                                                  SERVICER DEFAULT

Section 7.01      Events of Default..............................................................................86
Section 7.02      Master Servicer to Act; Appointment of Successor...............................................87
Section 7.03      Master Servicer to Act as Servicer.............................................................88
Section 7.04      Notification to Certificateholders.............................................................88

                                                    ARTICLE VIII

                                      CONCERNING THE TRUSTEE AND THE CUSTODIANS

Section 8.01      Duties of the Trustee and the Custodians.......................................................88
Section 8.02      [Reserved].....................................................................................89
Section 8.03      Certain Matters Affecting the Trustee and the Custodians.......................................89
Section 8.04      Trustee and Custodians Not Liable for Certificates or Mortgage Loans...........................91
Section 8.05      Trustee May Own Certificates...................................................................92
Section 8.06      Trustee's Fees and Expenses....................................................................92
Section 8.07      Eligibility Requirements for the Trustee.......................................................93
Section 8.08      Resignation and Removal of the Trustee.........................................................93
Section 8.09      Successor Trustee..............................................................................94



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Section 8.10      Merger or Consolidation of the Trustee or the Custodians.......................................94
Section 8.11      Appointment of Co-Trustee or Separate Trustee..................................................95
Section 8.12      Tax Matters....................................................................................96
Section 8.13      [Reserved]....................................................................................100
Section 8.14      Tax Classification of the Excess Reserve Fund Account and the Interest Rate Swap
                  Agreements....................................................................................100
Section 8.15      Custodial Responsibilities....................................................................101

                                                     ARTICLE IX

                             ADMINISTRATION OF THE MORTGAGE LOANS BY THE MASTER SERVICER

Section 9.01      Duties of the Master Servicer; Enforcement of Servicer's Obligations..........................102
Section 9.02      Maintenance of Fidelity Bond and Errors and Omissions Insurance...............................104
Section 9.03      Representations and Warranties of the Master Servicer.........................................104
Section 9.04      Master Servicer Events of Default.............................................................106
Section 9.05      Waiver of Default.............................................................................108
Section 9.06      Successor to the Master Servicer..............................................................108
Section 9.07      Compensation of the Master Servicer...........................................................109
Section 9.08      Merger or Consolidation.......................................................................109
Section 9.09      Resignation of the Master Servicer............................................................109
Section 9.10      Assignment or Delegation of Duties by the Master Servicer.....................................110
Section 9.11      Limitation on Liability of the Master Servicer................................................110

                                                      ARTICLE X

                                       CONCERNING THE SECURITIES ADMINISTRATOR

Section 10.01     Duties of the Securities Administrator........................................................112
Section 10.02     Certain Matters Affecting the Securities Administrator........................................113
Section 10.03     Securities Administrator Not Liable for Certificates or Mortgage Loans........................114
Section 10.04     Securities Administrator May Own Certificates.................................................115
Section 10.05     Securities Administrator's Fees and Expenses..................................................115
Section 10.06     Eligibility Requirements for the Securities Administrator.....................................116
Section 10.07     Resignation and Removal of the Securities Administrator.......................................116
Section 10.08     Successor Securities Administrator............................................................117
Section 10.09     Merger or Consolidation of the Securities Administrator.......................................118
Section 10.10     Assignment or Delegation of Duties by the Securities Administrator............................118



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                                                     ARTICLE XI

                                                     TERMINATION

Section 11.01     Termination upon Liquidation or Purchase of the Mortgage Loans................................119
Section 11.02     Final Distribution on the Certificates........................................................120
Section 11.03     Additional Termination Requirements...........................................................121

                                                     ARTICLE XII

                                              MISCELLANEOUS PROVISIONS

Section 12.01     Amendment.....................................................................................122
Section 12.02     Recordation of Agreement; Counterparts........................................................124
Section 12.03     Governing Law.................................................................................125
Section 12.04     Intention of Parties..........................................................................125
Section 12.05     Notices.......................................................................................125
Section 12.06     Severability of Provisions....................................................................127
Section 12.07     Limitation on Rights of Certificateholders....................................................127
Section 12.08     Certificates Nonassessable and Fully Paid.....................................................128
Section 12.09     Waiver of Jury Trial..........................................................................128
Section 12.10     Rights of the Swap Provider...................................................................128

                                                    ARTICLE XIII

                                         ARTICLE XIII EXCHANGE ACT REPORTING

Section 13.01     Filing Obligations............................................................................128
Section 13.02     Form 8-K Filings..............................................................................130
Section 13.03     Form 10-D Filings.............................................................................131
Section 13.04     Form 10-K Filings.............................................................................132
Section 13.05     Form 15 Filing................................................................................134
Section 13.06     Sarbanes-Oxley Certification..................................................................134
Section 13.07     Report on Assessment of Compliance and Attestation............................................135
Section 13.08     Use of Subservicers and Subcontractors........................................................136


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
                                                      SCHEDULES

Schedule I        Mortgage Loan Schedule

                                                      EXHIBITS

Exhibit A         Form of Class A, Class M and Class B Certificates

Exhibit B         Form of Class P Certificates

Exhibit C         Form of Class R, Class RC and Class RX Certificates

Exhibit D         Form of Class X Certificate

Exhibit E         Form of Initial Certification of Custodian

Exhibit F         Form of Document Certification and Exception Report of Custodian

Exhibit G         Form of Residual Transfer Affidavit

Exhibit H         Form of Transferor Certificate

Exhibit I         Form of Rule 144A Letter

Exhibit J-1       Form of Back-up Certification (Master Servicer)

Exhibit J-2       Form of Back-up Certification (Securities Administrator)

Exhibit K         Form of Servicing Criteria to be Addressed in Assessment of Compliance Statement

Exhibit L-1       Form of Request for Release of Documents (The Bank of New York Trust Company, National Association)

Exhibit L-2       Form of Request for Release of Documents (Deutsche Bank National Trust Company)

Exhibit L-3       Form of Request for Release of Documents (U.S. Bank National Association)

Exhibit L-4       Form of Request for Release of Documents (Wells Fargo Bank, National Association)

Exhibit M         Form 8-K Disclosure Information

Exhibit N         Additional Form 10-D Disclosure



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                                                  TABLE OF CONTENTS
                                                  -----------------
                                                    (Continued)


Exhibit O         Additional Form 10-K Disclosure

Exhibit P         Form of Master Loan Purchase Agreement, between various sellers and Goldman Sachs Mortgage Company

Exhibit Q         Flow Servicing Agreement, dated as of January 1, 2006, between Avelo Mortgage, L.L.C. and Goldman
                  Sachs Mortgage Company

Exhibit R         Servicing Agreement, dated as of July 1, 2004, between Countrywide Home Loans Servicing LP and
                  Goldman Sachs Mortgage Company

Exhibit S         Master Mortgage Loan Purchase Agreement, dated as of July 1, 2004, between Countrywide Home Loans,
                  Inc. and Goldman Sachs Mortgage Company

Exhibit T         Amendment Reg AB, dated as of January 1, 2006, between Goldman Sachs Mortgage Company and
                  Countrywide Home Loans, Inc.

Exhibit U         Amended and Restated Master Mortgage Loan Purchase Agreement, dated as of November 1, 2005, between GreenPoint Mortgage Funding, Inc. and Goldman Sachs Mortgage Company

Exhibit V         Amended and Restated Servicing Agreement, dated as of November 1, 2005, between GreenPoint Mortgage
                  Funding, Inc. and Goldman Sachs Mortgage Company

Exhibit W         Second Amended and Restated Flow Seller's Warranties and Servicing Agreement, dated as of January
                  1, 2006, between National City Mortgage Co. and Goldman Sachs Mortgage Company

Exhibit X         Seller's Purchase, Warranties and Servicing Agreement, dated as of April 1, 2006, between
                  Goldman Sachs Mortgage Company and Wachovia Mortgage Corporation

Exhibit Y         Second Amended and Restated Master Seller's Warranties and Servicing Agreement, dated as of
                  November 1, 2005, between Wells Fargo Bank, National Association and Goldman Sachs Mortgage
                  Company

Exhibit Z         Form of Interest Rate Swap Agreement (LIBOR)

Exhibit AA        Form of Interest Rate Swap Agreement (Federal Funds Rate)

          THIS MASTER SERVICING AND TRUST AGREEMENT, dated as of May 1, 2007 (this "Agreement"), is hereby executed by and among GS MORTGAGE SECURITIES CORP., a Delaware corporation (the "Depositor"), DEUTSCHE BANK NATIONAL TRUST COMPANY ("Deutsche Bank"), as trustee (in such capacity, the "Trustee"), THE BANK OF NEW YORK TRUST COMPANY, NATIONAL ASSOCIATION ("BNY"), as a custodian, DEUTSCHE BANK NATIONAL TRUST COMPANY, as a custodian, U.S.BANK NATIONAL ASSOCIATION ("U.S. Bank"), as a custodian, WELLS FARGO BANK, NATIONAL ASSOCIATION ("Wells Fargo"), as a custodian (BNY, Deutsche Bank, U.S. Bank and Wells Fargo, each as a "Custodian" and together the "Custodians") and WELLS FARGO BANK, NATIONAL ASSOCIATION, as master servicer (in such capacity, the "Master Servicer") and as securities administrator (in such capacity, the "Securities Administrator").

                             W I T N E S S E T H:
                             - - - - - - - - - -

          In consideration of the mutual agreements herein contained, the parties hereto agree as follows:

                             PRELIMINARY STATEMENT

          The Securities Administrator on behalf of the Trust shall elect that five segregated asset pools within the Trust Fund be treated for federal income tax purposes as comprising five REMICs (each, a "Trust REMIC" or, in the alternative, "REMIC 1", "REMIC 2", "REMIC 3", the "Upper-Tier REMIC" and the "Class X REMIC", respectively). The Class UT-Swap IO Interest, the Class X Interest and each Class of Principal Certificates (other than the right of each Class of Principal Certificates to receive Tax Basis Risk Carry Forward Amounts), represents ownership of a regular interest in the Upper-Tier REMIC for purposes of the REMIC Provisions. The Class R Certificates represent ownership of the sole class of residual interest in the Upper-Tier REMIC, the Class RC Certificates represent ownership of the sole class of residual interest in each of REMIC 1, REMIC 2 and REMIC 3, and the Class RX Certificates represent ownership of the sole class of residual interest in the Class X REMIC for purposes of the REMIC Provisions. The Startup Day for each REMIC described herein is the Closing Date. The latest possible maturity date for each Certificate is the latest date referenced in Section 2.04

          The Class X REMIC shall hold as assets the Class X Interest and the Class UT-Swap-IO Interest as set out below. The Upper-Tier REMIC shall hold as assets the several classes of uncertificated REMIC 3 Regular Interests, set out below. REMIC 3 shall hold as assets the several classes of uncertificated REMIC 2 Regular Interests, set out below. REMIC 2 shall hold as assets the several classes of uncertificated REMIC 1 Regular Interests, set out below. REMIC 1 shall hold as assets the assets described in the definition of "Trust Fund" herein (other than the Prepayment Premiums and the Excess Reserve Fund Account).

          Each REMIC 1 Regular Interest is hereby designated as a regular interest in REMIC 1. Each REMIC 2 Regular Interest is hereby designated as a regular interest in REMIC 2. Each REMIC 3 Regular Interest is hereby designated as a regular interest in REMIC 3. The Class 3-1A1, Class 3-1A2, Class 3-1A3, Class 3-1AMZ, Class 3-2A1, Class 3-2A2, Class 3-2AMZ, Class 3-3A1A, Class 3-3A1B, Class 3-A4, Class 3-A5, Class 3-M1, Class 3-M2, Class 3-M3, Class 3-M4, Class 3-M5, Class 3-M6, Class 3-B1 and Class 3-B2 Interests are hereby designated the Accretion Directed Classes. The Class P Certificates represent beneficial ownership of the Prepayment Premiums, each Class of Certificates (excluding the Class P, Class X and each class of Residual Certificates) represents beneficial ownership of a regular interest in the Upper-Tier REMIC and the right to receive Tax Basis Risk Carry Forward Amounts and the Class X Certificates represent beneficial ownership of a regular interest in the Class X REMIC and the Excess Reserve Fund Account, which portions of the Trust Fund shall be treated as a grantor trust.

                                    REMIC 1

         The REMIC 1 Interests will have the Initial Principal Balances and Pass-Through Rates as set forth in the following table:

             REMIC 1            Initial Principal          Pass-Through
            Interests               Balance(1)                 Rate
            ---------               -------                    ----

        Class 1-1A                     (1)                     (2)
        Class 1-1B                     (1)                     (2)
        Class 1-2A                     (1)                     (2)
        Class 1-2B                     (1)                     (2)
        Class 1-3A                     (1)                     (2)
        Class 1-3B                     (1)                     (2)
        Class 1-4A                     (1)                     (2)
        Class 1-4B                     (1)                     (2)
        Class 1-5A                     (1)                     (2)
        Class 1-5B                     (1)                     (2)
        Class 1-6A                     (1)                     (2)
        Class 1-6B                     (1)                     (2)
        Class 1-7A                     (1)                     (2)
        Class 1-7B                     (1)                     (2)
        Class 1-8A                     (1)                     (2)
        Class 1-8B                     (1)                     (2)
        Class 1-9A                     (1)                     (2)
        Class 1-9B                     (1)                     (2)
        Class 1-10A                    (1)                     (2)
        Class 1-10B                    (1)                     (2)
        Class 1-11A                    (1)                     (2)
        Class 1-11B                    (1)                     (2)
        Class 1-12A                    (1)                     (2)
        Class 1-12B                    (1)                     (2)
        Class 1-13A                    (1)                     (2)
        Class 1-13B                    (1)                     (2)
        Class 1-14A                    (1)                     (2)
        Class 1-14B                    (1)                     (2)
        Class 1-15A                    (1)                     (2)
        Class 1-15B                    (1)                     (2)
        Class 1-16A                    (1)                     (2)

             REMIC 1            Initial Principal          Pass-Through
            Interests               Balance(1)                 Rate
            ---------               -------                    ----

        Class 1-16B                    (1)                     (2)
        Class 1-17A                    (1)                     (2)
        Class 1-17B                    (1)                     (2)
        Class 1-18A                    (1)                     (2)
        Class 1-18B                    (1)                     (2)
        Class 1-19A                    (1)                     (2)
        Class 1-19B                    (1)                     (2)
        Class 1-20A                    (1)                     (2)
        Class 1-20B                    (1)                     (2)
        Class 1-21A                    (1)                     (2)
        Class 1-21B                    (1)                     (2)
        Class 1-22A                    (1)                     (2)
        Class 1-22B                    (1)                     (2)
        Class 1-23A                    (1)                     (2)
        Class 1-23B                    (1)                     (2)
        Class 1-24A                    (1)                     (2)
        Class 1-24B                    (1)                     (2)
        Class 1-25A                    (1)                     (2)
        Class 1-25B                    (1)                     (2)
        Class 1-26A                    (1)                     (2)
        Class 1-26B                    (1)                     (2)
        Class 1-27A                    (1)                     (2)
        Class 1-27B                    (1)                     (2)
        Class 1-28A                    (1)                     (2)
        Class 1-28B                    (1)                     (2)
        Class 1-Support              (1),(3)                   (2)
        Class 1-Group I                (4)                     (4)
        Class 1-Group II               (5)                     (5)
        Class 1-Group III              (6)                     (6)

------------------

(1) Each such Class, other than the Class 1-Support Interests, will have an initial principal balance equal to the product of: (i) 50% and (ii) the excess of (a) the notional balance of the LIBOR Swap Agreement for the Distribution Date whose ordinal number equals the cardinal number of the designated Class, over (b) the notional balance of such Swap Agreement for the subsequent Distribution Date. Scheduled principal, prepayments and Realized Losses will be allocated first, to the Class 1-Support Interests, and second among the other Classes designated "1-", first, sequentially to the Class having the lowest cardinal number following such designation, in each case until reduced to zero, and second, among each class having the same cardinal number pro rata between each such class.

(2) On each Distribution Date, the interest rate will be the weighted average of the Adjusted Net Mortgage Interest Rates then in effect at the beginning of the related Due Period ("Pool WAC").

(3) On each Distribution Date, following the allocation of Principal Amounts and Realized Losses, the principal balance in respect of the Class 1-Support Interests will equal the excess, if any, of the principal balance of the Mortgage Loans over the principal balance in respect of the remaining REMIC 1 Interests designated as "1-".

(4) On each Distribution Date, following the allocation of Principal Amounts and Realized Losses, the principal balance in respect of the Class LT-Group I Interest will be 0.001% of the aggregated Stated Principal Balance of Group I Mortgage Loans. On each Distribution Date, the interest rate will be the weighted average of the Adjusted Net Mortgage Interest Rates then in effect at the beginning of the related Due Period on the Group I Mortgage Loans ("Group I Loan WAC").

(5) On each Distribution Date, following the allocation of Principal Amounts and Realized Losses, the principal balance in respect of the Class LT-Group II Interest will be 0.001% of the aggregated Stated Principal Balance of Group II Mortgage Loans. On each Distribution Date, the interest rate will be the weighted average of the Adjusted Net Mortgage Interest Rates then in effect at the beginning of the related Due Period on the Group II Mortgage Loans ("Group II Loan WAC").

(6) On each Distribution Date, following the allocation of Principal Amounts and Realized Losses, the principal balance in respect of the Class LT-Group III Interest will be 0.001% of the aggregated Stated Principal Balance of Group III Mortgage Loans. On each Distribution Date, the interest rate will be the Weighted Average of the Adjusted Net Mortgages Rates then in effect on the beginning of the related Due Period on the Group III Mortgage Loans ("Group III Loan WAC").

     In addition to issuing the REMIC 1 Regular Interests, REMIC 1 shall issue the Class R-1 Interest which shall be the sole class of residual interests in REMIC 1. The Class RC Certificates will represent ownership of the Class R-1 Interest and will be issued as a single certificate in definitive form in a principal amount of $100 and shall have no interest rate. Amounts received by the Class R-1 Interest shall be deemed paid from REMIC 1.

                                    REMIC 2

     The REMIC 2 Interests will have the Initial Principal Balances and Pass-Through Rates as set forth in the following table:

               REMIC 3        Initial Principal            Pass-Through
              Interests           Balance(1)                    Rate
              ---------           -------                       ----

        Class 2-1A                    (1)                        (2)
        Class 2-1B                    (1)                        (2)
        Class 2-2A                    (1)                        (2)
        Class 2-2B                    (1)                        (2)

               REMIC 3        Initial Principal            Pass-Through
              Interests           Balance(1)                    Rate
              ---------           -------                       ----

        Class 2-3A                    (1)                        (2)
        Class 2-3B                    (1)                        (2)
        Class 2-4A                    (1)                        (2)
        Class 2-4B                    (1)                        (2)
        Class 2-5A                    (1)                        (2)
        Class 2-5B                    (1)                        (2)
        Class 2-6A                    (1)                        (2)
        Class 2-6B                    (1)                        (2)
        Class 2-7A                    (1)                        (2)
        Class 2-7B                    (1)                        (2)
        Class 2-8A                    (1)                        (2)
        Class 2-8B                    (1)                        (2)
        Class 2-9A                    (1)                        (2)
        Class 2-9B                    (1)                        (2)
        Class 2-10A                   (1)                        (2)
        Class 2-10B                   (1)                        (2)
        Class 2-11A                   (1)                        (2)
        Class 2-11B                   (1)                        (2)
        Class 2-12A                   (1)                        (2)
        Class 2-12B                   (1)                        (2)
        Class 2-13A                   (1)                        (2)
        Class 2-13B                   (1)                        (2)
        Class 2-14A                   (1)                        (2)
        Class 2-14B                   (1)                        (2)
        Class 2-15A                   (1)                        (2)
        Class 2-15B                   (1)                        (2)
        Class 2-16A                   (1)                        (2)
        Class 2-16B                   (1)                        (2)
        Class 2-17A                   (1)                        (2)
        Class 2-17B                   (1)                        (2)
        Class 2-18A                   (1)                        (2)
        Class 2-18B                   (1)                        (2)
        Class 2-19A                   (1)                        (2)
        Class 2-19B                   (1)                        (2)
        Class 2-20A                   (1)                        (2)
        Class 2-20B                   (1)                        (2)
        Class 2-21A                   (1)                        (2)
        Class 2-21B                   (1)                        (2)
        Class 2-22A                   (1)                        (2)
        Class 2-22B                   (1)                        (2)
        Class 2-23A                   (1)                        (2)
        Class 2-23B                   (1)                        (2)
        Class 2-24A                   (1)                        (2)
        Class 2-24B                   (1)                        (2)

               REMIC 3        Initial Principal            Pass-Through
              Interests           Balance(1)                    Rate
              ---------           -------                       ----

        Class 2-25A                   (1)                        (2)
        Class 2-25B                   (1)                        (2)
        Class 2-26A                   (1)                        (2)
        Class 2-26B                   (1)                        (2)
        Class 2-27A                   (1)                        (2)
        Class 2-27B                   (1)                        (2)
        Class 2-28A                   (1)                        (2)
        Class 2-28B                   (1)                        (2)
        Class 2-29A                   (1)                        (2)
        Class 2-29B                   (1)                        (2)
        Class 2-Support             (1),(3)                      (2)
        Class 2-Group I               (4)                        (4)
        Class 2-Group II              (5)                        (5)
        Class 2-Group III            (6)                         (6)
        Class 2-Swap IO-LIBOR         (7)                        (7)

------------------

(1) Each such Class, other than the Class 2-Support Interests, will have an initial principal balance equal to the product of: (i) 50% and (ii) the excess of (a) the notional balance of the Federal Funds Swap Agreement for the Distribution Date whose ordinal number equals the cardinal number of the designated Class, over (b) the notional balance of such Swap Agreement for the subsequent Distribution Date. Scheduled principal, prepayments and Realized Losses will be allocated first, to the Class 2-Support Interests, and second among the other Classes designated "1-", first, sequentially to the Class having the lowest cardinal number following such designation, in each case until reduced to zero, and second, among each class having the same cardinal number pro rata between each such class.

(2) The interest rate with respect to any Distribution Date for these interests will equal the weighted average of the pass through rates of the REMIC 2 Interests treating: (i) each "A" class (e.g. 2-1A, 2-2A, 2-3A ...) as subject to a cap and a floor equal to the product of: (a) 2 and
     (b) the excess, if any, of the Pool WAC over the Fixed Rate (as defined in the LIBOR Swap Agreement) and (ii) each "B" class (e.g. 2-1B, 2-2B, 2-3B ...) as subject to a cap and a floor rate equal to the product of:
     (a) 2 and (b) the least of: (I) one month LIBOR, (II) Pool WAC and (III) the Fixed Rate (as defined in the LIBOR Swap Agreement) in each case whose cardinal number preceding such designation (e.g. -1, -2, -3,...) is not exceeded by the ordinal number of the Distribution Date following the Closing Date (e.g. first, second, third,...) for such Distribution Date (the "REMIC 2 Cap").

(3) On each Distribution Date, following the allocation of Principal Amounts and Realized Losses, the principal balance in respect of the Class 1-Support Interests will equal the excess, if any, of the principal balance of the Mortgage Loans over the principal balance in respect of the remaining REMIC 1 Interests designated as "1-".

(4) On each Distribution Date, following the allocation of Principal Amounts and Realized Losses, the principal balance in respect of the Class
     2-Group I Interest will be the principal balance in respect of the Class 1-Group I Interest. The interest rate with respect to any Distribution Date for the Class 2-Group I Interest will equal the weighted average of the pass through rates of the REMIC 1 Interests treating: (i) each "A" class (e.g. 1-1A, 1-2A, 1-3A ...) as subject to a cap and a floor equal to the product: (a) two (2) and (b) the excess, if any, of the Group I Loan WAC over the Fixed Rate (as defined in the LIBOR Swap Agreement) and
     (ii) each "B" class (e.g. 1-1B, 1-2B, 1-3B ...) as subject to a cap and a floor rate equal to the product: (a) two (2) and (b) the least of: (I) one month LIBOR, (II) Group I Loan WAC and (III) the Fixed Rate (as defined in the LIBOR Swap Agreement), in each case whose cardinal number preceding such designation (e.g. -1, -2, -3,...) is not exceeded by the ordinal number of the Distribution Date following the Closing Date (e.g. first, second, third,...) for such Distribution Date (the "REMIC 2 Group
     I Cap").

(5) On each Distribution Date, following the allocation of Principal Amounts and Realized Losses, the principal balance in respect of the Class
     2-Group II Interest will be the principal balance in respect of the Class 1-Group II Interest. The interest rate with respect to any Distribution Date for the Class 2-Group II Interest will equal the weighted average of the pass through rates of the REMIC 1 Interests treating: (i) each "A" class (e.g. 1-1A, 1-2A, 1-3A ...) as subject to a cap and a floor equal to the product: (a) two (2) and (b) the excess, if any, of the Group II Loan WAC over the Fixed Rate (as defined in the LIBOR Swap Agreement) and
     (ii) each "B" class (e.g. 1-1B, 1-2B, 1-3B ...) as subject to a cap and a floor rate equal to the product: (a) two (2) and (b) the least of: (I) one month LIBOR, (II) Group II Loan WAC and (III) the Fixed Rate (as defined in the LIBOR Swap Agreement), in each case whose cardinal number preceding such designation (e.g. -1, -2, -3,...) is not exceeded by the ordinal number of the Distribution Date following the Closing Date (e.g. first, second, third,...) for such Distribution Date (the "REMIC 2 Group II Cap").

(6) On each Distribution Date, following the allocation of Principal Amounts and Realized Losses, the principal balance in respect of the Class
     2-Group III Interest will be the principal balance in respect of the Class 1-Group III Interest. The interest rate with respect to any Distribution Date for the Class 2-Group III Interest will equal the weighted average of the pass through rates of the REMIC 1 Interests treating: (i) each "A" class (e.g. 1-1A, 1-2A, 1-3A ...) as subject to a cap and a floor equal to the product: (a) two (2) and (b) the excess, if any, of the Group III Loan WAC over the Fixed Rate (as defined in the LIBOR Swap Agreement) and (ii) each "B" class (e.g. 1-1B, 1-2B, 1-3B ...) as subject to a cap and a floor rate equal to the product: (a) two (2) and
     (b) the least of: (I) one month LIBOR, (II) Group III Loan WAC and (III) the Fixed Rate (as defined in the LIBOR Swap Agreement), in each case whose cardinal number preceding such designation (e.g. -1, -2, -3,...) is not exceeded by the ordinal number of the Distribution Date following the Closing Date (e.g. first, second, third,...) for such Distribution Date (the "REMIC 2 Group III Cap").

(7) For each Distribution Date, the interest rate will equal the excess of the product of: (i) two and (ii) the lesser of: (a) Fixed Rate and (b) Pool WAC (as defined in the LIBOR

     Swap Agreement) over (c) one month LIBOR on a notional balance equal to the sum of the principal balances of each REMIC 1 "B" Class whose cardinal number following such designation (e.g. -1, -2, -3,...) is not exceeded by the ordinal number of the Distribution Date following the Closing Date (e.g. first, second, third,...) for such Distribution Date.

          In addition to issuing the REMIC 2 Regular Interests, REMIC 2 shall issue the Class R-2 Interest which shall be the sole class of residual interests in REMIC 2. The Class RC Certificates will represent ownership of the Class R-2 Interest and will be issued as a single certificate in definitive form in a principal amount of $100 and shall have no interest rate. Amounts received by the Class R-2 Interest shall be deemed paid from REMIC 2.


                                    REMIC 3

                                                                                                    Corresponding
       REMIC 3 Interest              REMIC 3                Initial REMIC 3 Principal                Upper-Tier
         Designation              Interest Rate                      Amount                          REMIC Class
---------------------------- --------------------- ----------------------------------------    -----------------------
Class 3-1A1                            (1)         1/2 initial Class Certificate Balance of                1A1
                                                   Corresponding Upper-Tier REMIC Regular
                                                   Interest
Class 3-1A2                            (1)         1/2 initial Class Certificate Balance of                1A2
                                                   Corresponding Upper-Tier REMIC Regular
                                                   Interest
Class 3-1A3                            (1)         1/2 initial Class Certificate Balance of                1A3
                                                   Corresponding Upper-Tier REMIC Regular
                                                   Interest
Class 3-1AMZ                           (1)         1/2 initial Class Certificate Balance of               1AMZ
                                                   Corresponding Upper-Tier REMIC Regular
                                                   Interest
Class 3-2A1                            (1)         1/2 initial Class Certificate Balance of                2A1
                                                   Corresponding Upper-Tier REMIC Regular
                                                   Interest
Class 3-2A2                            (1)         1/2 initial Class Certificate Balance of                2A2
                                                   Corresponding Upper-Tier REMIC Regular
                                                   Interest
Class 3-2AMZ                           (1)         1/2 initial Class Certificate Balance of               2AMZ
                                                   Corresponding Upper-Tier REMIC Regular
                                                   Interest
Class 3-3A1A                           (1)         1/2 initial Class Certificate Balance of               3A1A
                                                   Corresponding Upper-Tier REMIC Regular
                                                   Interest
Class 3-3A1B                           (1)         1/2 initial Class Certificate Balance of               3A1B
                                                   Corresponding Upper-Tier REMIC Regular
                                                   Interest



                                                           8


                                                                                                    Corresponding
       REMIC 3 Interest              REMIC 3                Initial REMIC 3 Principal                Upper-Tier
         Designation              Interest Rate                      Amount                          REMIC Class
---------------------------- --------------------- ----------------------------------------    -----------------------

Class 3-M1                             (1)         1/2 initial Class Certificate Balance of                M1
                                                   Corresponding Upper-Tier REMIC Regular
                                                   Interest
Class 3-M2                             (1)         1/2 initial Class Certificate Balance of                M2
                                                   Corresponding Upper-Tier REMIC Regular
                                                   Interest
Class 3-M3                             (1)         1/2 initial Class Certificate Balance of                M3
                                                   Corresponding Upper-Tier REMIC Regular
                                                   Interest
Class 3-M4                             (1)         1/2 initial Class Certificate Balance of                M4
                                                   Corresponding Upper-Tier REMIC Regular
                                                   Interest
Class 3-M5                             (1)         1/2 initial Class Certificate Balance of                M5
                                                   Corresponding Upper-Tier REMIC Regular
                                                   Interest
Class 3-M6                             (1)         1/2 initial Class Certificate Balance of                M6
                                                   Corresponding Upper-Tier REMIC Regular
                                                   Interest
Class 3-B1                             (1)         1/2 initial Class Certificate Balance of                B1
                                                   Corresponding Upper-Tier REMIC Regular
                                                   Interest
Class 3-B2                             (1)         1/2 initial Class Certificate Balance of                B2
                                                   Corresponding Upper-Tier REMIC Regular
                                                   Interest
Class 3-Accrual                        (1)         1/2 Pool Stated Principal Balance plus 1/2             N/A
                                                   Overcollateralized Amount, less aggregate
                                                   initial REMIC 3 Principal Amounts of Class
                                                   3-Group I, Class 3-Group II Interests and
                                                   Class 3-Group III Interests
Class 3-Group I                        (2)         0.001% aggregated Stated Principal Balance             N/A
                                                   of Group I Mortgage Loans(5)
Class 3-Group II                       (3)         0.001% aggregated Stated Principal Balance             N/A
                                                   of Group II Mortgage Loans(5)
Class 3-Group III                      (4)         0.001% aggregated Stated Principal Balance             N/A
                                                   of Group III Mortgage Loans(5)
Class 3-Swap IO-LIBOR                  (6)         (6)                                                    N/A
Class 3-Swap IO-FF                     (7)         (7)                                                    N/A

-------------------

(1) The interest rate with respect to any Distribution Date for these interests will equal the weighted average of the pass through rates of the REMIC 2 Interests treating: (i) each "A" class (e.g. 2-1A, 2-2A, 2-3A ...) as subject to a cap and a floor equal to the product of: (a) two (2) and (b) the excess, if any, of the REMIC 2 Cap over the Fixed Rate (as defined in the Federal Funds Swap Agreement) and (ii) each "B" class (e.g. 2-1B, 2-2B...) as subject to a cap and a floor rate equal to the product of: (a) two (2) and (b) the least of: (I) one month LIBOR, (II) the REMIC 2 Cap and (III) the Fixed Rate (as defined in the Federal Funds Swap Agreement), in each case whose cardinal number preceding such designation (e.g. -1, -2, -3,...) is not exceeded by the ordinal number of the Distribution Date following the Closing Date (e.g. first, second, third,...) for such Distribution Date (the "Tax WAC Cap").

(2) The interest rate with respect to any Distribution Date for these interests will equal the weighted average of the pass through rates of the REMIC 2 Interests treating: (i) each "A" class (e.g. 2-1A, 2-2A, 2-3A ...) as subject to a cap and a floor equal to the product of: (a) two (2) and (b) the excess, if any, of the REMIC 2 Group I Cap over the Fixed Rate (as defined in the Federal Funds Swap Agreement) and (ii) each "B" class (e.g. 2-1B, 2-2B...) as subject to a cap and a floor rate equal to the product of: (a) two (2) and (b) the least of: (I) one month LIBOR, (II) the REMIC 2 Group I Cap and (III) the Fixed Rate (as defined in the Federal Funds Swap Agreement), in each case whose cardinal number preceding such designation (e.g. -1, -2, -3,...) is not exceeded by the ordinal number of the Distribution Date following the Closing Date (e.g. first, second, third,...) for such Distribution Date (the "Tax Group I Cap").

(3) The interest rate with respect to any Distribution Date for these interests will equal the weighted average of the pass through rates of the REMIC 2 Interests treating: (i) each "A" class (e.g. 2-1A, 2-2A, 2-3A ...) as subject to a cap and a floor equal to the product of: (a) two (2) and (b) the excess, if any, of the REMIC 2 Group II Cap over the Fixed Rate (as defined in the Federal Funds Swap Agreement) and (ii) each "B" class (e.g. 2-1B, 2-2B...) as subject to a cap and a floor rate equal to the product of: (a) two (2) and (b) the least of: (I) one month LIBOR, (II) the REMIC 2 Group II Cap and (III) the Fixed Rate (as defined in the Federal Funds Swap Agreement), in each case whose cardinal number preceding such designation (e.g. -1, -2, -3,...) is not exceeded by the ordinal number of the Distribution Date following the Closing Date (e.g. first, second, third,...) for such Distribution Date (the "Tax Group II Cap").

(4) The interest rate with respect to any Distribution Date for these interests will equal the weighted average of the pass through rates of the REMIC 2 Interests treating: (i) each "A" class (e.g. 2-1A, 2-2A, 2-3A ...) as subject to a cap and a floor equal to the product of: (a) two (2) and (b) the excess, if any, of the REMIC 2 Group III Cap over the Fixed Rate (as defined in the Federal Funds Swap Agreement) and (ii) each "B" class (e.g. 2-1B, 2-2B...) as subject to a cap and a floor rate equal to the product of: (a) two (2) and (b) the least of: (I) one month LIBOR,
     (II) the REMIC 2 Group III Cap and (III) the Fixed Rate (as defined in the Federal Funds Swap Agreement), in each case whose cardinal number preceding such designation (e.g. -1, -2, -3,...) is not exceeded by the ordinal number of the Distribution Date following the Closing Date (e.g. first, second, third,...) for such Distribution Date (the "Tax Group III Cap").

(5) For all Distribution Dates, the REMIC 3 Principal Amount of these REMIC 3 Regular Interests shall be rounded to eight decimal places.

(6) For each Distribution Date, this Class will accrue all interest accrued in respect of the Class 2-Swap IO-LIBOR Interest.

(7) For each Distribution Date, the interest rate will equal the excess of the product of: (i) two (2) and (ii) the lesser of (a) the Fixed Rate (as defined in the applicable Federal Funds Swap Agreement) and (b) the REMIC 2 Cap over (c) the Federal Funds Rate on a notional balance equal to the sum of the principal balances of each REMIC 2 "B" Class whose cardinal number following such designation (e.g. -1, -2, -3,...) is not exceeded by the ordinal number of the Distribution Date following the Closing Date (e.g. first, second, third,...) for such Distribution Date.

          REMIC 3 shall hold as assets all of the REMIC 3 Regular Interests.

          On each Distribution Date, 50% of the increase in the Overcollateralized Amount will be payable as a reduction of the REMIC 3 Principal Amount of the 3-Accretion Directed Classes (each such Class will be reduced by an amount equal to 50% of any increase in the Overcollateralized Amount that is attributable to a reduction in the Class Certificate Balance of its Corresponding Class) and will be accrued and added to the REMIC 3 Principal Amount of the Class 3-Accrual Interest. On each Distribution Date, the increase in the REMIC 3 Principal Amount of the Class 3-Accrual Interest may not exceed interest accruals for such Distribution Date for the Class 3-Accrual Interest. In the event that: (i) 50% of the increase in the Overcollateralized Amount exceeds (ii) interest accruals on the Class 3-Accrual Interest for such Distribution Date, the excess for such Distribution Date (accumulated with all such excesses for all prior Distribution Dates) will be added to any increase in the Overcollateralized Amount for purposes of determining the amount of interest accrual on the Class 3-Accrual Interest payable as principal on the 3-Accretion Directed Classes on the next Distribution Date pursuant to the first sentence of this paragraph. All payments of scheduled principal and prepayments of principal generated by the Mortgage Loans shall be allocated (i) 50% to the Class 3-Accrual Interest, the Class 3-Group I Interest, the Class 3-Group II Interest and the Class 3-Group III Interest (and further allocated among these REMIC 3 Regular Interests in the manner described below) and (ii) 50% to the 3-Accretion Directed Classes (principal payments shall be allocated among such 3-Accretion Directed Classes in an amount equal to 50% of the principal amounts allocated to their respective Corresponding Classes), until paid in full. Notwithstanding the above, principal payments allocated to the Class X Interest that result in the reduction in the Overcollateralized Amount shall be allocated to the Class 3-Accrual Interest (until paid in full). Realized Losses shall be applied so that after all distributions have been made on each Distribution Date (i) the REMIC 3 Principal Amount of each of the 3-Accretion Directed Classes is equal to 50% of the Class Certificate Balance of its Corresponding Class, and (ii) the Class 3-Accrual Interest, the Class 3-Group I Interest, the Class 3-Group II Interest and the Class 3-Group III Interest (and further allocated among these REMIC 3 Regular Interests in the manner described below) are equal to 50% of the aggregate Stated Principal Balance of the Mortgage Loans plus 50% of the Overcollateralized Amount. As among the Class 3-Accrual Interest, the Class 3-Group I Interest, the Class 3-Group II Interest and the Class 3-Group III Interest, all payments of scheduled principal and prepayments of principal generated by the Mortgage Loans, and all Realized

Losses, allocable to such REMIC 3 Regular Interests shall be allocated (i) to the Class 3-Group I Interest, the Class 3-Group II Interest and the Class 3-Group III Interest, each from the related Group so that their respective REMIC 3 Principal Amounts (computed to at least eight decimal places) are equal to 0.001% of the aggregate Stated Principal Balance of the Mortgage Loans in the related Group and (ii) the remainder of such Realized Losses to the Class 3-Accrual Interest.

          In addition to issuing the REMIC 3 Regular Interests, REMIC 3 shall issue the Class R-3 Interest which shall be the sole class of residual interests in REMIC 3. The Class RC Certificates will represent ownership of the Class R-3 Interest and will be issued as a single certificate in definitive form in a principal amount of $100 and shall have no interest rate. Amounts received by the Class R-3 Interest shall be deemed paid from REMIC 3.

                             The Upper-Tier REMIC

          The Upper-Tier REMIC shall issue the following classes of Upper-Tier Regular Interests, and each such interest, other than the Class UT-R Interest, is hereby designated as a regular interest in the Upper-Tier REMIC.

                               Upper-Tier Interest        Initial Upper-Tier
                                    Rate and             Principal Amount and
   Upper-Tier Class            Corresponding Class        Corresponding Class         Corresponding Class
      Designation               Pass-Through Rate         Certificate Balance          of Certificates
------------------------    ------------------------   -------------------------   -------------------------
  Class 1A1                            (1)                   $ 275,766,000              Class 1A1(18)
  Class 1A2                            (2)                   $ 102,718,000              Class 1A2(18)
  Class 2A1                            (3)                   $ 112,825,000              Class 2A1(18)
  Class 3A1A                           (4)                   $  78,936,000              Class 3A1A(18)
  Class 3A1B                           (5)                   $   8,771,000              Class 3A1B(18)
  Class A4(6)                          (7)                   $ 113,496,000              Class A4(18)
  Class A5(6)                          (8)                   $  67,202,000              Class A5(18)
  Class M1                             (9)                   $  15,096,000              Class M1(18)
  Class M2                            (10)                   $   7,344,000              Class M2(18)
  Class M3                            (11)                   $   5,301,000              Class M3(18)
  Class M4                            (12)                   $   4,081,000              Class M4(18)
  Class M5                            (13)                   $   4,081,000              Class M5(18)
  Class M6                            (14)                   $   2,857,000              Class M6(18)
  Class B1                            (15)                   $   4,081,000              Class B1(18)
  Class B2                            (16)                   $   4,896,000              Class B2(18)
  Class X                             (17)                         (17)                 Class X(17)
  Class UT-Swap IO                    (19)                         (19)                 Class X(19)

(1) The Class 1A1 Interest will bear interest during each Interest Accrual Period at a per annum rate equal to the least of (i) one-month LIBOR plus 0.120% (0.240% after the first distribution date on which the optional clean-up call is exercisable), (ii) the Tax Group I Cap and (iii) the Tax WAC Cap.

(2) The Class 1A2 Interest will bear interest during each Interest Accrual Period at a per annum rate equal to the least of (i) one-month LIBOR plus 0.220% (0.440% after the first distribution date on which the optional clean-up call is exercisable),
     (ii) the Tax Group I Cap and (iii) the Tax WAC Cap.

(3) The Class 2A1 Interest will bear interest during each Interest Accrual Period at a per annum rate equal to the least of (i) the Effective Federal Funds Rate plus 0.150% (0.300% after the first distribution date on which the optional clean-up call is exercisable), (ii) the Tax Group II Cap and (iii) the Tax WAC Cap.

(4) The Class 3A1A Interest will bear interest during each Interest Accrual Period at a per annum rate equal to the least of (i) the one-month LIBOR plus 0.210% (0.420% after the first distribution date on which the optional clean-up call is exercisable), (ii) the Tax Group III Cap and
     (iii) the Tax WAC Cap.

(5) The Class 3A1B Interest will bear interest during each Interest Accrual Period at a per annum rate equal to the least of (i) one-month LIBOR plus 0.280% (0.560% after the first distribution date on which the optional clean-up call is exercisable), (ii) the Tax Group III Cap and (iii) the Tax WAC Cap.

(6) The Class A4 and Class A5 Interests are comprised of component classes. The Class A4 Interests are comprised of the 1A3 and 2A2 components and the Class A5 Interests are comprised of the 1AMZ and 2AMZ components. Each component class constitutes a single class of certificates and a separate REMIC regular interest for federal income tax purposes. The components comprising each of the Class A4 and Class A5 Interests will not be separately transferable from such class and are not issued separately. The component balances are as follows:

     ------------------------------ -------------------------------------- ------------------------------
           Certificate Class               Component Designations                Component Balance
     ------------------------------ -------------------------------------- ------------------------------
                  A4                                 1A3                            $87,449,000
     ------------------------------ -------------------------------------- ------------------------------
                  A4                                 2A2                            $26,047,000
     ------------------------------ -------------------------------------- ------------------------------
                  A5                                1AMZ                            $51,771,000
     ------------------------------ -------------------------------------- ------------------------------
                  A5                                2AMZ                            $15,431,000
     ------------------------------ -------------------------------------- ------------------------------

(7) The Class A4 Interest will bear interest during each Interest Accrual Period based on the interest rates of its components, which is (A) for the 1A3 interest, a per annum rate equal to the least of (i) one-month LIBOR plus 0.300% (0.600% after the first distribution date on which the optional clean-up call is exercisable), (ii) the Tax Group I Cap and
     (iii) the Tax WAC Cap and (B) for the 2A2 interest, a per annum rate equal to the least of (i) one-month LIBOR plus 0.300% (0.600% after the first distribution date on which the optional clean-up call is exercisable), (ii) the Tax Group II Cap and (iii) the Tax WAC Cap.

(8) The Class A5 Interest will bear interest during each Interest Accrual Period based on the interest rates of its components, which is (A) for the 1AMZ interest, a per annum rate equal to the least of (i) one-month LIBOR plus 0.280% (0.560% after the first distribution date on which the optional clean-up call is exercisable), (ii) the Tax Group I Cap and
     (iii) the Tax WAC Cap and (B) for the 2AMZ interest, a per annum rate equal to the least of (i) one-month LIBOR plus 0.280% (0.560% after the first distribution date on which the optional clean-up call is exercisable), (ii) the Tax Group II Cap and (iii) the Tax WAC Cap.

(9) The Class M1 Interest will bear interest during each Interest Accrual Period at a per annum rate equal to lesser of (i) one-month LIBOR plus 0.350% (0.525% after the first distribution date on which the optional clean-up call is exercisable) and (ii) the Tax WAC Cap.

(10) The Class M2 Interest will bear interest during each Interest Accrual Period at a per annum rate equal to lesser of (i) one-month LIBOR plus 0.400% (0.600% after the first distribution date on which the optional clean-up call is exercisable) and (ii) the Tax WAC Cap.

(11) The Class M3 Interest will bear interest during each Interest Accrual Period at a per annum rate equal to lesser of (i) one-month LIBOR plus 0.480% (0.720% after the first distribution date on which the optional clean-up call is exercisable) and (ii) the Tax WAC Cap.

(12) The Class M4 Interest will bear interest during each Interest Accrual Period at a per annum rate equal to lesser of (i) one-month LIBOR plus 1.000% (1.500% after the first distribution date on which the optional clean-up call is exercisable) and (ii) the Tax WAC Cap.

(13) The Class M5 Interest will bear interest during each Interest Accrual Period at a per annum rate equal to lesser of (i) one-month LIBOR plus 1.250% (1.875% after the first distribution date on which the optional clean-up call is exercisable) and (ii) the Tax WAC Cap.

(14) The Class M6 Interest will bear interest during each Interest Accrual Period at a per annum rate equal to lesser of (i) one-month LIBOR plus 1.750% (2.625% after the first distribution date on which the optional clean-up call is exercisable) and (ii) the Tax WAC Cap.

(15) The Class B1 Interest will bear interest during each Interest Accrual Period at a per annum rate equal to lesser of (i) one-month LIBOR plus 2.000% (3.000% after the first distribution date on which the optional clean-up call is exercisable) and (ii) the Tax WAC Cap.

(16) The Class B2 Interest will bear interest during each Interest Accrual Period at a per annum rate equal to lesser of (i) one-month LIBOR plus 2.000% (3.000% after the first distribution date on which the optional clean-up call is exercisable) and (ii) the Tax WAC Cap.

(17) The Class X Interest will have a principal balance to the extent of any Overcollateralized Amount. The Class X Interest will not accrue interest on such balance but will accrue interest on a notional principal balance. As of any Distribution Date, the Class X Interest shall have a notional principal balance equal to the aggregate of the principal balances of the REMIC 3 Regular Interests as of the first day of the related Interest Accrual Period. With respect to any Interest Accrual Period, the Class X Interest shall bear interest at a rate equal to the excess, if any, of the Tax WAC Cap over the product of (i) two (2) and (ii) the weighted average REMIC 3 Interest Rate of the REMIC 3 Regular Interests, where the REMIC 3 Interest Rates on the Class 3-Accrual Interest is subject to a cap equal to zero and each 3-Accretion Directed Class is subject to a cap equal to the Pass-Through Rate on its Corresponding Class. With respect to any Distribution Date, interest that so accrues on the notional principal balance of the Class X Interest shall be deferred in an amount equal to any increase in the Overcollateralized Amount on such Distribution Date. Such deferred interest shall not itself bear interest. The Class X Certificates will represent beneficial ownership of a regular interest issued by the Class X REMIC, the Interest Rate Swap Agreements, the Supplemental Interest Trust and amounts in the Excess Reserve Fund
     Account and the Supplemental Interest Trust, subject to the obligation to make payments from the Excess Reserve Fund Account in respect of Tax
     Basis Risk Carry Forward Amounts. For federal income tax purposes, the Securities Administrator will treat the Class X Certificateholders' obligation to make payments from the Excess Reserve Fund Account and the Supplemental Interest Trust as payments made pursuant to an interest rate cap contract written by the Class X Certificateholders in favor of each Class of Principal Certificates. Such rights of the Class X Certificateholders and Floating Rate Certificateholders shall be treated as held in a portion of the Trust Fund that is treated as a grantor trust under subpart E, Part I of subchapter J of the Code.

(18) Each of the Certificates will bear interest at a pass-through rate equal to the pass through rate in respect of its Corresponding Upper-Tier REMIC Class substituting the term "WAC Cap", "Group I Cap", "Group II Cap" and "Group III Cap", as applicable, for each reference to "Tax WAC Cap", "Tax Group I Cap", "Tax Group II Cap" and "Tax Group III Cap", as applicable. The "REMIC Cap", as used herein, will equal: (i) the lesser of the Tax Group I Cap and the Tax WAC Cap in the case of the Class 1A1 Certificates, Class 1A2 Certificates, 1A3 Component and 1AMZ Component;
     (ii) the lesser of the Tax Group II Cap and the Tax WAC Cap in the case of the Class 2A1 Certificates, 2A2 Component and 2AMZ Component; (iii) the lesser of the Tax Group III Cap and the Tax WAC Cap in the case of the Class 3A1A and Class 3A1B Certificates; and (iv) the Tax WAC Cap in the case of the Class M and Class B Certificates. Each of these Certificates will represent not only the ownership of the Corresponding Class of Upper-Tier Regular Interest but also the right to receive payments from the Excess Reserve Fund Account and the Supplemental Interest Trust in respect of any Basis Risk Carry Forward Amounts, excluding for this purpose, any amount attributable to the excess of the REMIC Cap over the Pass-Through Rate of the related Class of Certificates ("Tax Basis Risk Carry Forward Amounts"). For federal income tax purposes, the Securities Administrator will treat a Certificateholder's right to receive payments from the Excess Reserve Fund Account and the Supplemental Interest Trust as payments made pursuant to an interest rate cap contract written by the Class X Certificateholders.

(19) For each Distribution Date, 100% of the cash flow in respect of the Class 3-Swap IO-LIBOR and Class 3-Swap IO-FF Interests. The Class X Certificates will be entitled to 100% of the cash flow in respect of the Class UT-Swap IO Interest.

     Each of these Certificates will also be subject to the obligation to pay Class IO Shortfalls as described in Section 8.14. For federal income tax purposes, any amount distributed on the Upper Tier REMIC Interests on any such Distribution Date in excess of their Pass Through Rate, (the "REMIC Cap") shall be treated as having been paid from the Excess Reserve Fund Account or the Supplemental Interest Trust, as applicable, and any excess of the REMIC Cap over the amount distributable on such Class of Upper Tier REMIC Interests on such Distribution Date shall be treated as having been paid to the Supplemental Interest Trust, all pursuant to, and as further provided in,
Section 8.14. The Securities Administrator will treat a Floating Rate Certificateholder's right to receive payments from the Excess Reserve Fund Account and the Supplemental Interest Trust as payments made pursuant to an interest rate cap contract written by the Class X Certificateholders.

     In addition to issuing the Upper-Tier Regular Interests, the Upper-Tier REMIC shall issue the Class R Certificates, which shall be the sole class of residual interests in the Upper-Tier REMIC. The Class R Certificates will be issued as a single certificate in definitive form in a principal amount of $100 and shall have no interest rate. Amounts received by the Class R Certificates shall be deemed paid from the Upper-Tier REMIC.

                                 Class X REMIC

     The Class X REMIC shall issue the following classes of interests. The Class X Certificates shall represent a regular interest in the Class X REMIC and the Class RX Certificates shall represent the sole class of residual interest in the Class X REMIC.

                                                                           Class X REMIC
     Class X REMIC Designation               Interest Rate                Principal Amount
     -------------------------               -------------                ----------------
     Class X Certificates                        (1)                           (1)

-----------------
(1) The Class X Certificates are entitled to 100% of the interest and principal on the Class X Interest and the Class UT-Swap-IO Interest on each Distribution Date.

     In addition to issuing the Class X Certificates, the Class X REMIC shall issue the Class RX Certificates which shall be the sole class of residual interests in the Class X REMIC. The Class RX Certificates will be issued as a single certificate in definitive form in a principal amount of $100 and shall have no interest rate. Amounts received by the Class RX Certificates shall be deemed paid from the Class X REMIC.

     The foregoing REMIC structure is intended to cause all of the cash from the Mortgage Loans to flow through to the Upper-Tier REMIC as cash flow on a REMIC regular interest, without creating any actual or potential shortfall (other than for credit losses) to any Trust REMIC regular interest. It is not intended that the Class R, Class RC or Class RX Certificates be entitled to any cash flow pursuant to this Agreement except as provided in Section 4.01(a)(ii)(A)(a) hereunder and with respect to the Class RC Certificates, pursuant to Sections 11.01 or 11.02, as applicable.

          For any purpose for which the Pass-Through Rates are calculated, the interest rate on the Mortgage Loans shall be appropriately adjusted to account for the difference between the monthly day count convention of the Mortgage Loans and the monthly day count convention of the regular interests issued by each of the REMICs. For purposes of calculating the Pass-Through Rates for each of the REMIC regular interests issued hereunder (except for regular interests issued by the Master REMIC) such rates shall be adjusted to equal a monthly day count convention based on a 30-day month for each Due Period and a 360-day year so that the Mortgage Loans and all regular interests will be using the same monthly day count convention.

          The minimum denomination for each Class of the Offered Certificates will be $50,000 initial Certificate Balance, with integral multiples of $1 in excess thereof except that one Certificate in each Class may be issued in a different amount. The minimum denomination for (a) the Class R and Class RC Certificates will each be $100 and each will be a 100% Percentage Interest in such Class, (b) the Class RX Certificates will be a 100% Percentage Interest in such Class, (c) the Class P Certificates will be $10 initial notional balance, with integral multiples of $1 in excess thereof and (d) the Class X Certificates will be equal to 10% of their initial notional balance, with integral multiples of $1 in excess thereof.

          Set forth below are designations of Classes of Certificates to the categories used herein:

Book-Entry Certificates........................       All Classes of Certificates other than the Physical
                                                      Certificates.

Class A Certificates...........................       The Class 1A1, Class 1A2, Class 2A1, Class 3A1A, Class, 3A1B,
                                                      Class A4 (comprised of the 1A3 and 2A2 components) and Class A5
                                                      (comprised of the 1AMZ and 2AMZ components) Certificates,
                                                      collectively.

Class 1A Certificates..........................       The Class 1A1, Class 1A2, Class A4 (to the extent of the 1A3 component) and Class A5 (to the extent of the 1AMZ component)
                                                      Certificates, collectively.

Class 1A Supersenior Certificates..............       The Class 1A1, Class 1A2 and Class A4 (to the extent of the 1A3 component) Certificates, collectively.

Class 2A Certificates..........................       The Class 2A1, Class A4 (to the extent of the 2A2 component) and
                                                      Class A5 (to the extent of the 2AMZ component) Certificates, collectively.

Class 2A Supersenior Certificates..............       The Class 2A1 and Class A4 (to the extent of the 2A2 component)
                                                      Certificates, collectively.

Class 3A Certificates..........................       The Class 3A1A and Class 3A1B Certificates, collectively.

Class B Certificates...........................       The Class B1 and Class B2 Certificates, collectively.



                                                          17

Class M Certificates...........................       The Class M1, Class M2, Class M3, Class M4, Class M5 and Class
                                                      M6 Certificates, collectively.

Component Classes..............................       The Class A4 (comprised of the 1A3 and 2A2 components) and Class
                                                      A5 (comprised of the 1AMZ and 2AMZ components) Certificates, collectively.

Components.....................................       The 1A3, 1AMZ, 2A2 and 2AMZ components, collectively.

Residual Certificates..........................       The Class R, Class RC and Class RX Certificates.

ERISA Restricted                                      The Private Certificates and any Certificate with a rating
Certificates...................................       below the lowest applicable permitted rating under the
                                                      Underwriters' Exemption.

LIBOR Certificates.............................       The Principal Certificates, other than the Class 2A1
                                                      Certificates.

Principal Certificates.........................       The Offered Certificates, other than the Residual Certificates.

Offered Certificates...........................       All Classes of Certificates other than the Private Certificates.

Private Certificates...........................       The Class P and Class X Certificates.

Physical Certificates..........................       The Class R, Class RC and Class RX Certificates.

Principal Certificates.........................       The LIBOR and Class 2A1 Certificates, collectively.

Rating Agencies................................       Moody's and S&P.

Regular Certificates...........................       All Classes of Certificates other than the Residual
                                                      Certificates.

Subordinated Certificates......................       The Class M and Class B Certificates.

                                   ARTICLE I

                                  DEFINITIONS

          Section 1.01 Definitions. Capitalized terms used herein but not defined herein shall have the meanings given them in the applicable Servicing Agreement or Sale Agreement. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

          10-K Filing Deadline: As defined in Section 13.04.

          40-Year Trigger Event: With respect to the 241st Distribution Date or any Distribution Date thereafter, the circumstances in which (i) the aggregate stated principal balance of the Mortgage Loans with original amortization terms of 40 years and maturing in 40 years, exceeds (ii) the Overcollateralized Amount for such Distribution Date.

          60+ Day Delinquent Mortgage Loan: Each Mortgage Loan with respect to which any portion of a Monthly Payment is, as of the last day of the prior Due Period, two (2) months or more past due (without giving effect to any grace period), each Mortgage Loan in foreclosure, all REO Property and each Mortgage Loan for which the Mortgagor has filed for bankruptcy.

          Account: Any of the Distribution Account or the Excess Reserve Fund Account. Each such Account shall be a separate Eligible Account.

          Accrued Certificate Interest: With respect to any Distribution Date for each Class of Principal Certificates, the amount of interest accrued during the related Interest Accrual Period at the applicable Pass-Through Rate on the related Class Certificate Balance immediately prior to such Distribution Date, as reduced by such Class's or Component's share of Net Prepayment Interest Shortfalls and Relief Act Interest Shortfalls for the related Due Period allocated to such Class pursuant to Section 4.01.

          Additional Form 10-D Disclosure: As defined in Section 13.03.

          Additional Form 10-K Disclosure: As defined in Section 13.04.

          Additional Servicer: Each affiliate of each Servicer that services any of the Mortgage Loans and each Person who is not an affiliate of the any Servicer, who services 10% or more of the Mortgage Loans. For clarification purposes, the Master Servicer and the Securities Administrator are Additional Servicers.

          Adjusted Net Mortgage Interest Rate: As to each Mortgage Loan and at any time, the per annum rate equal to the Mortgage Interest Rate less the Expense Fee Rate.

          Administrative Fee Rate: With respect to any Mortgage Loan, the Master Servicing Fee Rate.

          Administrative Fees: As to each Mortgage Loan, the fees calculated by reference to the Administrative Fee Rate.

          Advance: Any Monthly Advance or Servicing Advance.

          Affiliate: With respect to any Person, any other Person controlling, controlled by or under common control with such first Person. For the purposes of this definition, "control" means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          Agreement: This Master Servicing and Trust Agreement, and all amendments or supplements hereto.

          Applied Realized Loss Amount: With respect to any Distribution Date, the amount, if any, by which the aggregate Class Certificate Balance of the Principal Certificates after distributions of principal on such Distribution Date exceeds the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date.

          Assignment of Mortgage: An assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form (other than the assignee's name and recording information not yet returned from the recording office), reflecting the sale of the Mortgage to the Trustee.

          Assignment Agreement: A Step 1 Assignment Agreement or a Step 2 Assignment Agreement.

          Auction Call: As defined in Section 9.03(b).

          Available Funds: With respect to any Distribution Date and the Mortgage Loans to the extent received by the Master Servicer (x) the sum of (without duplication): (i) all scheduled installments of interest (net of the related Expense Fees) and principal due on the Due Date on such Mortgage Loans in the related Due Period and received on or prior to the related Determination Date, together with any Monthly Advances in respect thereof;
(ii) all Condemnation Proceeds, Insurance Proceeds and Liquidation Proceeds received during the related Principal Prepayment Period (in each case, net of unreimbursed expenses incurred in connection with a liquidation or foreclosure and unreimbursed Advances, if any); (iii) all partial or full prepayments (excluding Prepayment Premiums) on the Mortgage Loans received during the related Principal Prepayment Period together with all Compensating Interest paid in connection therewith; (iv) all amounts received with respect to such Distribution Date in connection with a purchase or repurchase of a Deleted Mortgage Loan; (v) all amounts received with respect to such Distribution Date as a Substitution Adjustment Amount received in connection with the substitution of a Mortgage Loan; (vi) all Net Swap Receipt Amounts, if any, less Net Swap Payment Amounts, if any, for such Distribution Date; and (vii) all proceeds received with respect to the termination of the Trust Fund pursuant to Section 11.01; reduced by (y) all amounts in reimbursement for Monthly Advances and Servicing Advances previously made with respect to the Mortgage Loans, and other amounts as to which the Servicers, the Depositor, the Master Servicer, the Securities Administrator, the Trustee (or co-trustee) or the Custodians are entitled to be paid or reimbursed pursuant to this Agreement.

          Avelo: Avelo Mortgage, L.L.C., a Delaware limited liability company, and its successors in interest.

          Avelo Servicing Agreement: The Flow Servicing Agreement, dated as of January 1, 2006, between Avelo and GSMC, as modified by the related Assignment Agreements.

          Back-Up Certification: As defined in Section 13.06.

          Basic Principal Distribution Amount: With respect to any Distribution Date, the excess of (i) the aggregate Principal Remittance Amount for such Distribution Date over (ii) the Excess Overcollateralized Amount, if any, for such Distribution Date.

          Basis Risk Carry Forward Amount: With respect to each Class of Principal Certificates, as of any Distribution Date, the sum of (A) if on such Distribution Date the Pass-Through Rate for any Class of Principal Certificates is based upon the Group I Cap, the Group II Cap, the Group III Cap or the WAC Cap, the excess, if any, of (i) the amount of interest such Class of Certificates would otherwise be entitled to receive on such Distribution Date had such Pass-Through Rate not been subject to the Group I Cap, the Group II Cap, the Group III Cap or the WAC Cap, over (ii) the amount of interest that Class of Certificates received on such Distribution Date taking into account Group I Cap, the Group II Cap, the Group III Cap and the WAC Cap and (B) the Basis Risk Carry Forward Amount for such Class of Certificates for all previous Distribution Dates not previously paid, together with interest thereon at a rate equal to the applicable Pass-Through Rate for such Class of Certificates for such Distribution Date, without giving effect to the Group I Cap, the Group II Cap, the Group III Cap or the WAC Cap.

          Basis Risk Payment: For any Distribution Date, an amount equal to the lesser of (i) the aggregate of the Basis Risk Carry Forward Amounts for such Distribution Date, (ii) the Class X Distributable Amount (prior to any reduction for Basis Risk Payments) or (iii) the amount payable from the Supplemental Interest Trust.

          BNY: The Bank of New York Trust Company, National Association, a national banking association, and its successors in interest.

          Book-Entry Certificates: As specified in the Preliminary Statement.

          Business Day: Any day other than (i) Saturday or Sunday, or (ii) a day on which banking and savings and loan institutions, in (a) the States of New York, California, Texas, Maryland and Minnesota, (b) with respect to a Servicer, the State in which such Servicer's servicing operations are located, or (c) the State in which the Trustee's operations are located, are authorized or obligated by law or executive order to be closed.

          Certificate: Any one of the Certificates executed by the Securities Administrator in substantially the forms attached hereto as exhibits.

          Certificate Balance: With respect to any Class (or Component of any Class) of Principal Certificates, at any date, the maximum dollar amount of principal to which the Holder thereof is then entitled hereunder, such amount being equal to the Denomination thereof minus all distributions of principal previously made with respect thereto and in the case of any Subordinated Certificates, reduced by any Applied Realized Loss Amounts applicable to such Class of Subordinated Certificates; provided, however, that immediately following the Distribution Date on which a Subsequent Recovery is distributed, the Class Certificate Balances of any Class or Classes of Certificates that have been previously reduced by Applied Realized Loss Amounts will be increased, in order of seniority, by the amount of the Subsequent Recovery distributed on such Distribution Date (up to the amount of Applied Realized Loss Amounts allocated to such Class or Classes). The Class P Certificates have a $100 notional certificate balance. The Class P Certificates will not receive payments on its notional balance and its notional balance will not change for so long as such Class is outstanding. The notional balance of the Class X Certificates is equal initially to the Cut-off Date Pool Principal Balance and thereafter to the Pool Stated Principal Balance.

          Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Book-Entry Certificate.

          Certificate Register: The register maintained pursuant to Section
5.02.

          Certificateholder or Holder: The person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purpose of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor or any affiliate of the Depositor shall be deemed not to be Outstanding and the Percentage Interest evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests necessary to effect such consent has been obtained; provided, however, that if any such Person (including the Depositor) owns 100% of the Percentage Interests evidenced by a Class of Certificates, such Certificates shall be deemed to be Outstanding for purposes of any provision hereof that requires the consent of the Holders of Certificates of a particular Class as a condition to the taking of any action hereunder. The Securities Administrator is entitled to rely conclusively on a certification of the Depositor or any affiliate of the Depositor in determining which Certificates are registered in the name of an affiliate of the Depositor.

          Certification Parties: As defined in Section 13.06.

          Certifying Person: As defined in Section 13.06.

          Class: All Certificates bearing the same class designation as set forth in this Agreement.

          Class 1A1 Certificates: All Certificates bearing the class designation of "Class 1A1."

          Class 1A2 Certificates: All Certificates bearing the class designation of "Class 1A2."

          Class 1A Supersenior Certificates: As specified in the Preliminary Statement.

          Class 2A1 Certificates: All Certificates bearing the class designation of "Class 2A1."

          Class 3A1A Certificates: All Certificates bearing the class designation of "Class 3A1A."

          Class 3A1B Certificates: All Certificates bearing the class designation of "Class 3A1B."

          Class A4 Certificates: All Certificates bearing the class designation of "Class A4."

          Class A5 Certificates: All Certificates bearing the class designation of "Class A5."

          Class A Certificates: As specified in the Preliminary Statement.

          Class A Principal Allocation Percentage: For any Distribution Date, the percentage equivalent of a fraction, determined as follows: (A) with respect to the Class 1A Certificates, a fraction, the numerator of which is the portion of the Principal Remittance Amount for such Distribution Date that is attributable to the principal received or advanced on the Group I Mortgage Loans and the denominator of which is the Principal Remittance Amount for such Distribution Date, (B) with respect to the Class 2A Certificates, a fraction, the numerator of which is the portion of the Principal Remittance Amount for such Distribution Date that is attributable to the principal received or advanced on the Group II Mortgage Loans and the denominator of which is the Principal Remittance Amount for such Distribution Date and (C) with respect to the Class 3A Certificates, a fraction, the numerator of which is the portion of the Principal Remittance Amount for such Distribution Date that is attributable to the principal received or advanced on the Group III Mortgage Loans and the denominator of which is the Principal Remittance Amount for such Distribution Date.

          Class A Principal Distribution Amount: With respect to any Distribution Date, the excess of (i) the aggregate Class Certificate Balance of the Class A Certificates immediately prior to such Distribution Date over
(ii) the lesser of (A) 86.20% of the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date and (B) the excess, if any, of the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date over the Overcollateralization Floor.

          Class B Certificates: As specified in the Preliminary Statement.

          Class B1 Certificates: All Certificates bearing the class designation of "Class B1."

          Class B1 Principal Distribution Amount: With respect to any Distribution Date, the excess of (i) the sum of (A) the aggregate Class Certificate Balance of the Class A Certificates (after taking into account the distribution of the Class A Principal Distribution Amount on such Distribution
Date), (B) the Class Certificate Balance of the Class M1 Certificates (after taking into account the distribution of the Class M1 Principal Distribution Amount on such Distribution Date), (C) the Class Certificate Balance of the Class M2 Certificates (after taking into account the distribution of the Class M2 Principal Distribution Amount on such Distribution Date), (D) the Class Certificate Balance of the Class M3 Certificates (after taking into account the distribution of the Class M3 Principal Distribution Amount on such Distribution Date), (E) the Class Certificate Balance of the Class M4 Certificates (after taking into account the distribution of the Class M4 Principal Distribution Amount on such Distribution Date), (F) the Class Certificate Balance of the Class M5 Certificates (after taking into account the distribution of the Class M5 Principal Distribution Amount on such Distribution Date), (G) the Class Certificate Balance of the Class M6 Certificates (after taking into account the distribution of the Class M6 Principal Distribution Amount on such Distribution Date) and (H) the Class Certificate Balance of the Class B1 Certificates immediately prior to such Distribution Date over (ii) the lesser of (A) the product of (x) 96.70% and (y) the aggregate Stated Principal Balance of the Mortgage Loans for such

Distribution Date, and (B) the excess, if any, of the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date over the Overcollateralization Floor.

          Class B2 Certificates: All Certificates bearing the class designation of "Class B2."

          Class B2 Principal Distribution Amount: With respect to any Distribution Date, the excess of (i) the sum of (A) the aggregate Class Certificate Balance of the Class A Certificates (after taking into account the distribution of the Class A Principal Distribution Amount on such Distribution
Date), (B) the Class Certificate Balance of the Class M1 Certificates (after taking into account the distribution of the Class M1 Principal Distribution Amount on such Distribution Date), (C) the Class Certificate Balance of the Class M2 Certificates (after taking into account the distribution of the Class M2 Principal Distribution Amount on such Distribution Date), (D) the Class Certificate Balance of the Class M3 Certificates (after taking into account the distribution of the Class M3 Principal Distribution Amount on such Distribution Date), (E) the Class Certificate Balance of the Class M4 Certificates (after taking into account the distribution of the Class M4 Principal Distribution Amount on such Distribution Date), (F) the Class Certificate Balance of the Class M5 Certificates (after taking into account the distribution of the Class M5 Principal Distribution Amount on such Distribution Date), (G) the Class Certificate Balance of the Class M6 Certificates (after taking into account the distribution of the Class M6 Principal Distribution Amount on such Distribution Date), (H) the Class Certificate Balance of the Class B1 Certificates (after taking into account the distribution of the Class B1 Principal Distribution Amount on such Distribution Date) and (I) the Class Certificate Balance of the Class B2 Certificates immediately prior to that Distribution Date over (ii) the lesser of (A) the product of (x) 97.90% and (y) the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date and (B) the excess, if any, of the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date over the Overcollateralization Floor.

          Class Certificate Balance: With respect to any Class (or Component of any Class) and as to any date of determination, the aggregate of the Certificate Balances of all Certificates of such Class (or Component) as of such date.

          Class IO Shortfall: As defined in Section 8.14. For the avoidance of doubt, the Class IO Shortfall for any Distribution Date shall equal the amount payable to the Class X Certificates in respect of amounts due to the Swap Provider on such Distribution Date (other than Defaulted Swap Termination Payments) in excess of the amount payable on the Class X Interest on such Distribution Date, all as further provided in Section 8.14.

          Class M Certificates: As specified in the Preliminary Statement.

          Class M1 Certificates: All Certificates bearing the class designation of "Class M1."

          Class M1 Principal Distribution Amount: With respect to any Distribution Date, the excess of (i) the sum of (A) the aggregate Class Certificate Balance of the Class A Certificates (after taking into account the distribution of the Class A Principal Distribution

Amount on such Distribution Date), and (B) the Class Certificate Balance of the Class M1 Certificates immediately prior to such Distribution Date over (ii) the lesser of (A) the product of (x) 89.90% and (y) the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date and (B) the excess, if any, of the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date over the Overcollateralization Floor.

          Class M2 Certificates: All Certificates bearing the class designation of "Class M2."

          Class M2 Principal Distribution Amount: With respect to any Distribution Date, the excess of (i) the sum of (A) the aggregate Class Certificate Balance of the Class A Certificates (after taking into account the distribution of the Class A Principal Distribution Amount on such Distribution
Date), (B) the Class Certificate Balance of the Class M1 Certificates (after taking into account the distribution of the Class M1 Principal Distribution Amount on such Distribution Date) and (C) the Class Certificate Balance of the Class M2 Certificates immediately prior to such Distribution Date over (ii) the lesser of (A) the product of (x) 91.70% and (y) the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date and (B) the excess, if any, of the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date over the Overcollateralization Floor.

          Class M3 Certificates: All Certificates bearing the class designation of "Class M3."

          Class M3 Principal Distribution Amount: With respect to any Distribution Date, the excess of (i) the sum of (A) the aggregate Class Certificate Balance of the Class A Certificates (after taking into account the distribution of the Class A Principal Distribution Amount on such Distribution
Date), (B) the Class Certificate Balance of the Class M1 Certificates (after taking into account the distribution of the Class M1 Principal Distribution Amount on such Distribution Date), (C) the Class Certificate Balance of the Class M2 Certificates (after taking into account the distribution of the Class M2 Principal Distribution Amount on such Distribution Date) and (D) the Class Certificate Balance of the Class M3 Certificates immediately prior to such Distribution Date over (ii) the lesser of (A) the product of (x) 93.00% and
(y) the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date and (B) the excess, if any, of the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date over the Overcollateralization Floor.

          Class M4 Certificates: All Certificates bearing the class designation of "Class M4."

          Class M4 Principal Distribution Amount: With respect to any Distribution Date, the excess of (i) the sum of (A) the aggregate Class Certificate Balance of the Class A Certificates (after taking into account the distribution of the Class A Principal Distribution Amount on such Distribution
Date), (B) the Class Certificate Balance of the Class M1 Certificates (after taking into account the distribution of the Class M1 Principal Distribution Amount on such Distribution Date), (C) the Class Certificate Balance of the Class M2 Certificates (after taking into account the distribution of the Class M2 Principal Distribution Amount on such Distribution Date), (D) the Class Certificate Balance of the Class M3

Certificates (after taking into account the distribution of the Class M3 Principal Distribution Amount on such Distribution Date) and (E) the Class Certificate Balance of the Class M4 Certificates immediately prior to such Distribution Date over (ii) the lesser of (A) the product of (x) 94.00% and (y) the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date and (B) the excess, if any, of the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date over the Overcollateralization Floor.

          Class M5 Certificates: All Certificates bearing the class designation of "Class M5."

          Class M5 Principal Distribution Amount: With respect to any Distribution Date, the excess of (i) the sum of (A) the aggregate Class Certificate Balance of the Class A Certificates (after taking into account the distribution of the Class A Principal Distribution Amount on such Distribution
Date), (B) the Class Certificate Balance of the Class M1 Certificates (after taking into account the distribution of the Class M1 Principal Distribution Amount on such Distribution Date), (C) the Class Certificate Balance of the Class M2 Certificates (after taking into account the distribution of the Class M2 Principal Distribution Amount on such Distribution Date), (D) the Class Certificate Balance of the Class M3 Certificates (after taking into account the distribution of the Class M3 Principal Distribution Amount on such Distribution Date), (E) the Class Certificate Balance of the Class M4 Certificates (after taking into account the distribution of the Class M4 Principal Distribution Amount on such Distribution Date) and (F) the Class Certificate Balance of the Class M5 Certificates immediately prior to such Distribution Date over (ii) the lesser of (A) the product of (x) 95.00% and
(y) the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date and (B) the excess, if any, of the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date over the Overcollateralization Floor.

          Class M6 Principal Distribution Amount: With respect to any Distribution Date, the excess of (i) the sum of (A) the aggregate Class Certificate Balance of the Class A Certificates (after taking into account the distribution of the Class A Principal Distribution Amount on such Distribution
Date), (B) the Class Certificate Balance of the Class M1 Certificates (after taking into account the distribution of the Class M1 Principal Distribution Amount on such Distribution Date), (C) the Class Certificate Balance of the Class M2 Certificates (after taking into account the distribution of the Class M2 Principal Distribution Amount on such Distribution Date), (D) the Class Certificate Balance of the Class M3 Certificates (after taking into account the distribution of the Class M3 Principal Distribution Amount on such Distribution Date), (E) the Class Certificate Balance of the Class M4 Certificates (after taking into account the distribution of the Class M4 Principal Distribution Amount on such Distribution Date), (F) the Class Certificate Balance of the Class M5 Certificates (after taking into account the distribution of the Class M5 Principal Distribution Amount on such Distribution Date) and (G) the Class Certificate Balance of the Class M6 Certificates immediately prior to such Distribution Date over (ii) the lesser of (A) the product of (x) 95.70% and (y) the aggregate Stated Principal
Balance of the Mortgage Loans for such Distribution Date and (B) the excess, if any, of the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date over the Overcollateralization Floor.

          Class P Certificates: All Certificates bearing the class designation of "Class P."

          Class R Certificates: All Certificates bearing the class designation of "Class R."

          Class RC Certificates: All Certificates bearing the class designation of "Class RC."

          Class RX Certificates: All Certificates bearing the class designation of "Class RX."

          Class X Certificates: All Certificates bearing the class designation of "Class X."

          Class X Distributable Amount: On any Distribution Date, (i) as a distribution in respect of interest, the amount of interest that has accrued on the Class X Interest and not applied as an Extra Principal Distribution Amount on such Distribution Date, plus any such accrued interest remaining undistributed from prior Distribution Dates, plus, without duplication, (ii) as a distribution in respect of principal, any portion of the principal balance of the Class X Interest which is distributable as an Overcollateralization Reduction Amount, minus (iii) any amounts paid as a Basis Risk Payment.

          Class X Interest: The Upper-Tier Regular Interest as specified and described in the Preliminary Statement and the related footnote thereto.

          Class X REMIC: As defined in the Preliminary Statement.

          Closing Date: May 30, 2007.

          Code: The Internal Revenue Code of 1986, including any successor or amendatory provisions.

          Collection Account: The "Custodial Account" as defined in the applicable Servicing Agreement.

          Commission: The U.S. Securities and Exchange Commission.

          Compensating Interest: For any Distribution Date, each Servicer (other than Wells Fargo) shall provide compensating interest equal to the lesser of (A) the difference between the interest paid by the applicable mortgagors for that Prepayment Period in connection with the prepayments and thirty (30) days' interest on the related Mortgage Loans and (B) (i) one-half the applicable monthly servicing fee received for the related Distribution Date in the case of Avelo, GreenPoint and Countrywide or (ii) the applicable monthly servicing fee received for the related Distribution Date, in the case of NatCity and Wachovia. Wells Fargo will provide Compensating Interest equal to the aggregate of the prepayment interest shortfalls on the Mortgage Loans for the related Distribution Date resulting from voluntary principal prepayments of the Mortgage Loans during the related Prepayment Period.

          Components: The 1A3, 1AMZ, 2A2 and 2AMZ components.

          Component Classes: As defined in the Preliminary Statement.

          Condemnation Proceeds: All awards or settlements in respect of a Mortgaged Property, whether permanent or temporary, partial or entire, by exercise of the power of eminent domain or condemnation, to the extent not required to be released to a Mortgagor in accordance with the terms of the related Mortgage Loan Documents.

          Corporate Trust Office: With respect to the Securities Administrator, the principal office of the Securities Administrator is located at 9062 Old Annapolis Road, Columbia, Maryland 21045, Attention: Client Manager - GSAA Home Equity Trust 2007-6 and its office for certificate transfer services is located at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services, GSAA Home Equity Trust 2007-6, or at such other address as the Securities Administrator may designate from time to time by notice to the Certificateholders. With respect to the Trustee, the principal office of the Trustee at 1761 East St. Andrew Place, Santa Ana, California 92705-4934, Attention: Trust Administration - GS0706, or at such other address as the Trustee may designate from time to time by notice to the Certificateholders.

          Corresponding Class: The Class of interests in one Trust REMIC created under this Agreement that corresponds to the Class of interests in the other Trust REMIC or to a Class of Certificates in the manner set out below:

         Lower-Tier             Upper-Tier               Corresponding
      Regular Interest        Regular Interest        Class of Certificates
   ---------------------    --------------------    -------------------------
        Class 4-1A1               Class 1A1                 Class 1A1
        Class 4-1A2               Class 1A2                 Class 1A2
        Class 4-2A1               Class 2A1                 Class 2A1
        Class 4-3A1A             Class 3A1A                Class 3A1A
        Class 4-3A1B             Class 3A1B                Class 3A1B
        Class 4-A4                Class A4                  Class A4
        Class 4-A5                Class A5                  Class A5
        Class 4-M1                Class M1                  Class M1
        Class 4-M2                Class M2                  Class M2
        Class 4-M3                Class M3                  Class M3
        Class 4-M4                Class M4                  Class M4
        Class 4-M5                Class M5                  Class M5
        Class 4-M6                Class M6                  Class M6
        Class 4-B1                Class B1                  Class B1
        Class 4-B2                Class B2                  Class B2

          Countrywide: Countrywide Home Loans, Inc., a New York corporation, and its successors in interest.

          Countrywide Mortgage Loans: The Mortgage Loans acquired by the Purchaser pursuant to the Countrywide Sale Agreement.

          Countrywide Sale Agreement: The Master Mortgage Loan Purchase Agreement, dated as of July 1, 2004, between Countrywide, Countrywide Servicing and GSMC, as amended by that certain Amendment Reg AB, dated as of January 1, 2006.

          Countrywide Servicing: Countrywide Home Loans Servicing LP, a Texas limited partnership, and its successors in interest.

          Countrywide Servicing Agreement: The Servicing Agreement, dated as of July 1, 2004, as amended by that certain Amendment Reg AB dated as of January 1, 2006, between Countrywide, Countrywide Servicing and GSMC, as modified by the related Assignment Agreements.

          Custodial File: With respect to each Mortgage Loan, any Mortgage Loan Document which is delivered to the applicable Custodian or which at any time comes into the possession of that Custodian.

          Custodians: BNY, Deutsche Bank, U.S. Bank and Wells Fargo.

          Cut-off Date: May 1, 2007.

          Cut-off Date Pool Principal Balance: The aggregate Stated Principal Balance of all Mortgage Loans as of the Cut-off Date.

          Cut-off Date Principal Balance: As to any Mortgage Loan, the Stated Principal Balance thereof as of the close of business on the Cut-off Date (after giving effect to payments of principal due on that date, whether or not received).

          Defaulted Swap Termination Payment: Any Swap Termination Payment required to be paid by the Supplemental Interest Trust to the Swap Provider pursuant to either the LIBOR Swap Agreement or the Federal Funds Swap Agreement, as a result of an Event of Default (as defined in the applicable interest rate swap agreement) with respect to which the Swap Provider is the defaulting party or a Termination Event (as defined in the applicable interest rate swap agreement) (other than Illegality or a Tax Event that is not a Tax Event Upon Merger (each as defined in the applicable interest rate swap agreement)) with respect to which the Swap Provider is the sole Affected Party (as defined in the applicable interest rate swap agreement) or with respect to a termination resulting from a Substitution Event (as defined in the applicable Interest Rate Swap Agreement).

          Definitive Certificates: Any Certificate evidenced by a Physical Certificate and any Certificate issued in lieu of a Book-Entry Certificate pursuant to Section 5.02(e).

          Deleted Mortgage Loan: A Mortgage Loan which is purchased or repurchased by any Responsible Party, the Purchaser or the Depositor in accordance with the terms of any Sale Agreement, any Assignment Agreement or this Agreement, as applicable, or which is, in the case of a substitution by any Servicer (if permitted under the applicable Servicing Agreement) or by the Purchaser pursuant to the Assignment Agreements or this Agreement, replaced or to be replaced with a substitute mortgage loan.

          Denomination: With respect to each Certificate, the amount set forth on the face thereof as the "Initial Certificate Balance of this Certificate" or the Percentage Interest appearing on the face thereof; provided, that with respect to the Class P and Class X Certificates, the Denomination will be expressed as the initial notional balance of such Class.

          Depositor: GS Mortgage Securities Corp., a Delaware corporation, and its successors in interest.

          Depository: The initial Depository shall be The Depository Trust Company, the nominee of which is CEDE & Co., as the registered Holder of the Book-Entry Certificates. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(a)(5) of the Uniform Commercial Code of the State of New York.

          Depository Institution: Any depository institution or trust company, including the Trustee and the Securities Administrator, that (a) is incorporated under the laws of the United States of America or any State thereof, (b) is subject to supervision and examination by federal or state banking authorities and (c) has outstanding unsecured commercial paper or other short-term unsecured debt obligations that are rated "P-1" by Moody's and "A-1" by Standard & Poor's.

          Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

          Determination Date: With respect to each Distribution Date, the Business Day immediately preceding the related Remittance Date.

          Deutsche Bank: Deutsche Bank National Trust Company, a national banking association, and its successors in interest.

          Distribution Account: The separate Eligible Account created by the Securities Administrator pursuant to Section 3.01(b) in the name of the Securities Administrator as paying agent for the benefit of the Trustee and the Certificateholders and designated "Wells Fargo Bank, National Association, as paying agent, in trust for registered holders of GSAA Home Equity Trust 2007-6, Asset-Backed Certificates, Series 2007-6." Funds in the Distribution Account shall be held in trust for the Certificateholders for the uses and purposes set forth in this Agreement.

          Distribution Date: The 25th day of each month or, if such day is not a Business Day, the immediately succeeding Business Day, commencing in June 2007.

          Document Certification and Exception Report: The report attached to Exhibit F hereto.

          Due Date: The day of the month on which the Monthly Payment is due on a Mortgage Loan, exclusive of any days of grace.

          Due Period: With respect to any Distribution Date, the period commencing on the second day of the calendar month preceding the month in which that Distribution Date occurs and ending on the first day of the calendar month in which that Distribution Date occurs, except, in the case of the Goldman Conduit Mortgage Loans, the period commencing on the first day of the month and ending on the last day of the month preceding the month of the Remittance Date.

          EDGAR: The Commission's Electronic Data Gathering, Analysis and Retrieval system.

          Effective Federal Funds Rate: For each Federal Funds Determination Date during any Federal Funds Calculation Period, the rate set forth in H.15(519) for the preceding New York business day opposite the caption "Federal funds (effective)", as such rate is displayed on the Bloomberg terminal; provided, that

     o if, by 5:00 p.m., New York City time, on a Federal Funds Determination Date, such rate does not appear on the Bloomberg terminal or is not yet published in H.15(519), the rate for that Federal Funds Determination Date will be the rate set forth in H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying such rate, for that day opposite the caption "Federal funds (effective)"; and

     o if, by 5:00 p.m., New York City time, on the Federal Funds Determination Date, such rate does not appear on the Bloomberg terminal or is not yet published in H.15(519), H.15 Daily Update or another recognized electronic source, the rate for that Federal Funds Determination Date will be the rate for the first preceding day for which such rate is set forth in H.15(519) opposite the caption "Federal funds (effective)", as such rate is displayed on the Bloomberg terminal.

          Notwithstanding the foregoing, for any calendar day during a Federal Funds Calculation Period that occurs after the related Federal Funds Calculation Date, the "Effective Federal Funds Rate" shall be equal to the Effective Federal Funds Rate determined as of such Federal Funds Calculation Date and for any other calendar day during a Federal Funds Calculation Period that is not a Federal Funds Determination Date, the "Effective Federal Funds Rate" shall be equal to the Effective Federal Funds Rate determined as of the immediately preceding Federal Funds Determination Date.

          Eligible Account: Either (i) an account maintained with a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is a subsidiary of a holding company, the short-term unsecured debt obligations of such holding company) are rated "A-1+" by Standard & Poor's, "F1" by Fitch and "P-1" by Moody's (or a comparable rating if another Rating Agency is specified by the Depositor by written notice to the Servicer) at the time any amounts are held on deposit therein, (ii) a trust account or accounts maintained with a federal or state chartered depository institution or trust company acting in its fiduciary capacity or (iii) any other account acceptable to each Rating Agency. Eligible Accounts may bear interest, and may include, if otherwise qualified under this definition, accounts maintained with the Securities Administrator or the Trustee.

          ERISA: The Employee Retirement Income Security Act of 1974, as amended.

          ERISA-Qualifying Underwriting: A best efforts or firm commitment underwriting or private placement that meets the requirements of Prohibited Transaction Exemption ("PTE") 2002-41, 67 Fed. Reg. 54487 --- (2002) (or any successor thereto), or any substantially similar administrative exemption granted by the U.S. Department of Labor.

          ERISA-Restricted Certificate: As specified in the Preliminary
Statement.

          Event of Default: As defined in the applicable Servicing Agreement.

          Excess Overcollateralized Amount: With respect to any Distribution Date, the excess, if any, of (a) the Overcollateralized Amount on such Distribution Date over (b) the Specified Overcollateralized Amount for such Distribution Date.

          Excess Reserve Fund Account: The separate Eligible Account created and maintained by the Securities Administrator pursuant to Sections 3.01(a) in the name of the Securities Administrator as paying agent for the benefit of the Regular Certificateholders and designated "Wells Fargo Bank, National Association, as paying agent, in trust for registered holders of GSAA Home Equity Trust 2007-6, Asset-Backed Certificates, Series 2007-6." Funds in the Excess Reserve Fund Account shall be held in trust for the Regular Certificateholders for the uses and purposes set forth in this Agreement. Amounts on deposit in the Excess Reserve Fund Account shall not be invested.

          Exchange Act: The Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

          Exchange Act Filing Obligation: The obligations of the Master Servicer under Section 9.04 and Article XIII (except Section 13.07) with respect to notice and information to be provided to the Depositor.

          Exchange Act Reports: Any reports on Form 10-D, Form 8-K and Form 10-K required to be filed by the Depositor with respect to the Trust Fund under the Exchange Act.

          Expense Fee Rate: As to each Mortgage Loan, a per annum rate equal to the sum of the Servicing Fee Rate, the Administrative Fee Rate and, if set forth on the Mortgage Loan Schedule, the applicable Primary Mortgage Insurance Policy premium rate.

          Expense Fees: As to each Mortgage Loan, the fees calculated by reference to the Expense Fee Rate.

          Extra Principal Distribution Amount: As of any Distribution Date, the lesser of (x) the related Total Monthly Excess Spread for that Distribution Date and (y) the related Overcollateralization Deficiency for such Distribution Date.

          Fair Market Value Excess: As defined in Section 11.01.

          Fannie Mae: The Federal National Mortgage Association, and its successors in interest.

          Federal Funds Calculation Date: For any Distribution Date, the fourth New York Business Day prior to such Distribution Date. The Securities Administrator shall determine the Federal Funds Rate for each Distribution Date on the related Federal Funds Calculation Date.

          Federal Funds Calculation Period: (a) For any Distribution Date other than the first Distribution Date, the period commencing on (and not including) the immediately preceding Distribution Date and ending on (and including) such Distribution Date and (b) for the first Distribution Date, the period commencing on (and not including) May 30, 2007 and ending on (and including) the first Distribution Date.

          Federal Funds Determination Date: With respect to any Federal Funds Calculation Period, each New York Business Day occurring during such period up to and including the Federal Funds Calculation Date for such calculation period.

          Federal Funds Rate: For each Distribution Date, the daily weighted average (rounded to the fifth (5th) decimal place) of the Effective Federal Funds Rates during the related Federal Funds Calculation Period.

     Federal Funds Swap Agreement: The ISDA Master Agreement, including the Schedule thereto, dated as of May 30, 2007, between the Swap Provider and Securities Administrator on behalf of the Supplemental Interest Trust, and the related Confirmation with reference number NUUS705570 (310000000) / (006 831
671), dated as of May 24, 2007, between Goldman Sachs Capital Markets, L.P. (assigned to and assumed by the Swap Provider) and Goldman Sachs Mortgage Company, L.P. (assigned to and assumed by the Supplemental Interest Trust) and any replacement interest rate swap agreements based on the Federal Funds interest rate index.

          Final Scheduled Distribution Date: The Final Scheduled Distribution Date for each Class of Certificates (other than the Residual Certificates) is the Distribution Date occurring in May 2037. The Final Scheduled Distribution Date for each Class of Residual Certificates is the Distribution Date occurring in May 2047.

          Fitch: Fitch, Inc.

          Form 8-K Disclosure Information: As defined in Section 13.02.

          Freddie Mac: The Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, and its successors in interest.

          Goldman Conduit: Goldman Sachs Residential Mortgage Conduit Program.

          Goldman Conduit Mortgage Loans: The Mortgage Loans acquired by the Purchaser pursuant to the applicable Goldman Conduit Sale Agreements.

          Goldman Conduit Sale Agreements: The Master Loan Purchase Agreements, between various mortgage loan sellers and GSMC, dated as of their respective dates, as modified by the related Assignment Agreements.

          GreenPoint: GreenPoint Mortgage Funding, Inc., a New York corporation, and its successors in interest.

          GreenPoint Mortgage Loans: The Mortgage Loans acquired by the Purchaser pursuant to the GreenPoint Sale Agreement.

          GreenPoint Sale Agreement: Amended and Restated Master Mortgage Loan Purchase Agreement, dated as of November 1, 2005, between GreenPoint and GSMC.

          GreenPoint Servicing Agreement: The Amended and Restated Servicing Agreement, dated as of November 1, 2005, between GreenPoint and GSMC, as modified by the related Assignment Agreements.

          Group: The Group I Mortgage Loans, the Group II Mortgage Loans or the Group III Mortgage Loans, as applicable.

          Group I Mortgage Loans: The Mortgage Loans identified on the Mortgage Loan Schedule as Group I Mortgage Loans.

          Group I WAC Cap: With respect to the Group I Mortgage Loans as of any Distribution Date, a per annum rate equal to the product of (i) the balance of (A) the weighted average of the Adjusted Net Mortgage Interest Rates then in effect at the beginning of the related Due Period on the Group I Mortgage Loans, less (B) Net Swap Payments, if any, divided by the Class Certificate Balance of the Principal Certificates immediately prior to such Distribution Date multiplied by 12 and (ii) 30 divided by the actual number of days in the related Interest Accrual Period.

          Group II Mortgage Loans: The Mortgage Loans identified on the Mortgage Loan Schedule as Group II Mortgage Loans.

          Group II WAC Cap: With respect to the Group II Mortgage Loans as of any Distribution Date, a per annum rate equal to the product of (i) the balance of (A) the weighted average of the Adjusted Net Mortgage Interest
Rates then in effect at the beginning of the related Due Period on the Group
II Mortgage Loans, less (B) Net Swap Payments, if any, divided by the Class Certificate Balance of the Principal Certificates immediately prior to such Distribution Date multiplied by twelve (12) and (ii) thirty (30) divided by the actual number of days in the related Interest Accrual Period.

          Group III Mortgage Loans: The Mortgage Loans identified on the Mortgage Loan Schedule as Group III Mortgage Loans.

          Group III WAC Cap: With respect to the Group III Mortgage Loans as of any Distribution Date, a per annum rate equal to the product of (i) the balance of (A) the weighted average of the Adjusted Net Mortgage Interest Rates then in effect at the beginning of the related Due Period on the Group III Mortgage Loans, less (B) Net Swap Payments, if any, divided by the Class Certificate Balance of the Principal Certificates immediately prior to such Distribution Date multiplied by 12 and (ii) 30 divided by the actual number of days in the related Interest Accrual Period.

          Insurance Proceeds: With respect to each Mortgage Loan, proceeds of insurance policies insuring the Mortgage Loan or the related Mortgaged Property.

          Interest Accrual Period: With respect to any Distribution Date, the period commencing on the immediately preceding Distribution Date (or commencing on the Closing Date in the case of the first Distribution Date) and ending on the day immediately preceding the current Distribution Date. For purposes of computing interest accruals on each Class of Principal Certificates, each Interest Accrual Period has the actual number of days in such period and each year is assumed to have 360 days.

          Interest Rate Swap Agreements: The LIBOR Swap Agreement and the Federal Funds Swap Agreement.

          Interest Remittance Amount: With respect to any Distribution Date and any Group, that portion of Available Funds attributable to interest relating to the Mortgage Loans in such Group net of any Net Swap Payments, if applicable, made from such Group with respect to such Distribution Date and any Net Swap Receipts, if applicable, attributable to such Group with respect to such Distribution Date.

          Investment Account: As defined in Section 3.02(a).

          Item 1119 Party: The Depositor, the Master Servicer, the Trustee, any Servicer, any subservicer, any originator identified in the Prospectus Supplement and any Swap Provider.

          LIBOR: With respect to any LIBOR Determination Date, the London interbank offered rate for one-month United States dollar deposits which appears on the Bloomberg Terminal as of 11:00 a.m., London time, on that date. If the rate does not appear on the Bloomberg Terminal, the rate for that day will be determined on the basis of the rates at which deposits in United States dollars are offered by the Reference Banks at approximately 11:00 a.m. (London time), on that day to prime banks in the London interbank market. The Securities Administrator will be required to request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two (2) quotations are provided, the rate for that day will be the arithmetic mean of the quotations (rounded upwards if necessary to the nearest whole multiple of 1/16%). If fewer than two (2) quotations are provided as requested, the rate for that day will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Securities Administrator (after consultation with the Depositor), at approximately 11:00 a.m. (New York City time) on that day for loans in United States dollars to leading European banks.

          LIBOR Certificates: As specified in the Preliminary Statement.

          LIBOR Determination Date: With respect to any Interest Accrual Period for the LIBOR Certificates, the second London Business Day preceding the commencement of such Interest Accrual Period.

          LIBOR Swap Agreement: The ISDA Master Agreement, including the Schedule thereto, dated as of May 30, 2007, between the Swap Provider and Securities Administrator on behalf of the Supplemental Interest Trust, and the related Confirmation with reference number NUUS705580(310000000)/(006 831 671), dated as of May 24, 2007, between Goldman Sachs Capital Markets, L.P. (assigned to and assumed by the Swap Provider) and Goldman Sachs & Co. (assigned to and assumed by the Supplemental Interest Trust) and any replacement interest rate swap agreements based on the LIBOR interest rate index.

          Liquidated Mortgage Loan: With respect to any Distribution Date, a defaulted Mortgage Loan (including any REO Property) which was liquidated in the Principal Prepayment Period preceding the month of such Distribution Date and as to which the applicable Servicer has certified that it has received all amounts it expects to receive in connection with the liquidation of such Mortgage Loan including the final disposition of an REO Property.

          Liquidation Proceeds: Cash received in connection with the liquidation of a defaulted Mortgage Loan, whether through the sale or assignment of such Mortgage Loan, trustee's sale, foreclosure sale or otherwise, or the sale of the related Mortgaged Property if the Mortgaged Property is acquired in satisfaction of the Mortgage Loan, including any Subsequent Recoveries.

          London Business Day: Any day on which dealings in deposits of United States dollars are transacted in the London interbank market.

          Majority Class X Certificateholder: The Holder or Holders of a majority of the Percentage Interests in the Class X Certificates.

          Master Servicer: Wells Fargo and its successors in interest, and if a successor master servicer is appointed hereunder, such successor.

          Master Servicer Event of Default: As defined in Section 9.04.

          Master Servicer Float Period: As to any Distribution Date and each Mortgage Loan, the period commencing on the fourth calendar day immediately preceding such Distribution Date and ending on such Distribution Date.

          Master Servicing Fee Rate: 0.00%

          MERS: Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

          MERS Loan: Any Mortgage Loan registered with MERS on the MERS
System.

          MERS System: The system of recording transfers of mortgages electronically maintained by MERS.

          Monthly Advance: As defined in the applicable Servicing Agreement.

          Monthly Payment: The scheduled monthly payment of principal and interest on a Mortgage Loan.

          Monthly Statement: The statement made available to the Certificateholders pursuant to Section 4.02.

          Moody's: Moody's Investors Service, Inc. If Moody's is designated as a Rating Agency in the Preliminary Statement, for purposes of Section 12.05(b) the address for notices to Moody's shall be Moody's Investors Service, Inc., 99 Church Street, New York, New York

10007, Attention: Residential Mortgage Pass-Through Group, or such other address as Moody's may hereafter furnish to the Depositor and the Servicer.

          Mortgage: The mortgage, deed of trust or other instrument identified on the Mortgage Loan Schedule as securing a Mortgage Note.

          Mortgage File: The items pertaining to a particular Mortgage Loan contained in either the Servicing File or Custodial File.

          Mortgage Interest Rate: The annual rate of interest borne on a Mortgage Note with respect to each Mortgage Loan.

          Mortgage Loan: An individual Mortgage Loan which is the subject of a Sale Agreement and a Servicing Agreement, each Mortgage Loan originally sold and subject to any Sale Agreement being identified on the Mortgage Loan Schedule, which Mortgage Loan includes without limitation the Mortgage File, the Servicing File, the Monthly Payments, Principal Prepayments, Prepayment Premiums, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition proceeds and all other rights, benefits, proceeds and obligations arising from or in connection with such Mortgage Loan.

          Mortgage Loan Documents: The mortgage loan documents pertaining to each Mortgage Loan.

          Mortgage Loan Schedule: A schedule of Mortgage Loans annexed hereto as Schedule I (which shall be delivered to the Custodians in an electronic format acceptable to the Custodians), such schedule setting forth the following information with respect to each Mortgage Loan: (1) Responsible Party's Mortgage Loan number; (2) the address, city, state and zip code of the Mortgaged Property; (3) a code indicating whether the Mortgagor is self-employed; (4) a code indicating whether the Mortgaged Property is owner-occupied, investment property or a second home; (5) a code indicating whether the Mortgaged Property is a single family residence, two family residence, three-family residence, four family residence, condominium, manufactured housing or planned unit development; (6) the purpose of the Mortgage Loan; (7) the type of Mortgage Loan; (8) the Mortgage Interest Rate at origination; (9) the current Mortgage Interest Rate; (10) the name of the applicable Servicer; (11) the applicable Servicing Fee Rate; (12) the current Monthly Payment; (13) the original term to maturity; (14) the remaining term to maturity; (15) the principal balance of the Mortgage Loan as of the Cut-off Date after deduction of payments of principal due on or before the Cut-off
Date whether or not collected; (16) the LTV at origination and if the Mortgage Loan has a second lien, combined LTV at origination; (17) the actual principal balance of the Mortgage Loan as of the Cut-off Date; (18) social security number of the Mortgagor; (19) a code indicating whether the Mortgage Loan had a second lien at origination; (20) if the Mortgage Loan has a second lien, combined loan balance as of the Cut-off Date; (21) a code indicating whether the Mortgaged Property is a leasehold estate; (22) the due date of the Mortgage Loan; (23) whether the Mortgage Loan is insured by a mortgage insurance policy and the name of the insurer; (24) the certificate number of the mortgage insurance policy; (25) if applicable, the amount of coverage of the mortgage insurance policy, the premium rate; (26) the type of appraisal;
(27) a code indicating whether the Mortgage Loan is a MERS Loan; (28) documentation type (including asset and income type); (29) first payment date; (30) the schedule of the payment delinquencies in the prior 12 months; (31) FICO score; (32) the Mortgagor's name; (33) the stated maturity date; (34) the original principal amount of the Mortgage Loan; (35) the name of the applicable Custodian; and (36) a code indicating whether the Mortgage Loan is a Group I Mortgage Loan, a Group II Mortgage Loan or a Group III Mortgage Loan. With respect to the Mortgage Loans in the aggregate: (1) the number of Mortgage Loans; (2) the current aggregate outstanding principal balance of the Mortgage Loans; (3) the weighted average Mortgage Interest Rate of the Mortgage Loans; and (4) the weighted average maturity of the Mortgage Loans.

          Mortgaged Property: The real property (or leasehold estate, if applicable) identified on the Mortgage Loan Schedule as securing repayment of the debt evidenced by a Mortgage Note.

          Mortgagor: The obligor on a Mortgage Note.

          NatCity: National City Mortgage Co., an Ohio corporation, and its successors in interest.

          NatCity Mortgage Loans: The Mortgage Loans acquired by the Purchaser pursuant to the NatCity Sale and Servicing Agreement.

          NatCity Sale and Servicing Agreement: The Second Amended and Restated Flow Seller's Warranties and Servicing Agreement, dated as of January 1, 2006, between NatCity and GSMC, as modified by the applicable Assignment Agreements.

          Net Monthly Excess Cash Flow: For any Distribution Date the amount remaining for distribution pursuant to subsection 4.01(a)(iii) (before giving effect to distributions pursuant to such subsection).

          Net Prepayment Interest Shortfall: For any Distribution Date, the amount by which the sum of the Prepayment Interest Shortfalls exceeds the sum of the Compensating Interest payments made on such Distribution Date.

          Net Swap Payment Amount: With respect to any Distribution Date, the Fixed Amount (as defined in the applicable Interest Rate Swap Agreement) payable by the Supplemental Interest Trust to the Swap Provider, pursuant to the applicable Section 4.01(a), on the related Fixed Rate Payer Payment Date (as defined in the applicable Interest Rate Swap Agreement).

          Net Swap Receipt Amount: With respect to any Distribution Date, the Floating Amount (as defined in the applicable Interest Rate Swap Agreement) payable by the Swap Provider to the Supplemental Interest Trust on the related Floating Rate Payer Payment Date (as defined in the applicable Interest Rate Swap Agreement).

          New York Business Day: For purposes of determining the Federal Funds Rate and Effective Federal Funds Rate, a "New York Business Day" is any day on which dealings in deposits of United States dollars are transacted in the New York market.

          NIM Issuer: The entity established as the issuer of the NIM
Securities.

          NIM Securities: Any debt securities secured or otherwise backed by some or all of the Class P and Class X Certificates.

          NIM Trustee: The trustee for the NIM Securities.

          Non-Permitted Transferee: As defined in Section 8.12(e).

          Nonrecoverable Monthly Advance: Any Monthly Advance previously made or proposed to be made in respect of a Mortgage Loan or REO Property that, in the good faith business judgment of the Servicer (in accordance with the related Servicing Standard set forth in the related Servicing Agreement), the Master Servicer or any successor Master Servicer including the Trustee, as applicable, will not or, in the case of a proposed Monthly Advance, would not be ultimately recoverable from related late payments, Insurance Proceeds, Condemnation Proceeds or Liquidation Proceeds on such Mortgage Loan or REO Property as provided herein.

          Nonrecoverable Servicing Advance: Any Servicing Advance previously made or proposed to be made in respect of a Mortgage Loan or REO Property, which, in the good faith business judgment of the Servicer (in accordance with the related Servicing Standard set forth in the related Servicing Agreement), the Master Servicer or any successor Master Servicer including the Trustee, as applicable, will not or, in the case of a proposed Servicing Advance, would not, be ultimately recoverable from related Insurance Proceeds, Condemnation Proceeds, Liquidation Proceeds or otherwise.

          Notice of Final Distribution: The notice to be provided pursuant to
Section 11.02 to the effect that final distribution on any of the Certificates shall be made only upon presentation and surrender thereof.

          Offered Certificates: As specified in the Preliminary Statement.

          Officer's Certificate: A certificate signed by the Chairman of the Board or the Vice Chairman of the Board or the President or a Vice President or an Assistant Vice President and by the Treasurer or the Secretary or one of the Assistant Treasurers or Assistant Secretaries of any Servicer or any Responsible Party, and delivered to the Trustee and the Securities Administrator, as required by any Servicing Agreement or Sale Agreement or, in the case of any other Person, signed by an authorized officer of such Person.

          Opinion of Counsel: A written opinion of counsel, who may be in house counsel for the applicable Servicer, reasonably acceptable to the Trustee and/or the Securities Administrator, as applicable (and/or such other Persons as may be set forth herein); provided, that any Opinion of Counsel relating to (a) qualification of any Trust REMIC or (b) compliance with the REMIC Provisions, must be (unless otherwise stated in such Opinion of Counsel) an opinion of counsel who (i) is in fact independent of the applicable
Servicer or the Master Servicer of the Mortgage Loans, (ii) does not have any material direct or indirect financial interest in the applicable Servicer or the Master Servicer of the Mortgage Loans or in an affiliate of either and (iii) is not connected with the applicable Servicer or the Master Servicer of the Mortgage Loans as an officer, employee, director or person performing similar functions.

          Optional Termination Date: The Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans, as of the last day of the related Due Period, is equal to 10.00% or less of the Cut-off Date Pool Principal Balance.

          Outstanding: With respect to the Certificates as of any date of determination, all Certificates theretofore executed and authenticated under this Agreement except:

          (i) Certificates theretofore canceled by the Securities
     Administrator or delivered to the Securities Administrator for cancellation; and

          (ii) Certificates in exchange for which or in lieu of which other Certificates have been executed and delivered by the Securities Administrator pursuant to this Agreement.

          Outstanding Mortgage Loan: As of any Due Date, a Mortgage Loan with a Stated Principal Balance greater than zero which was not the subject of a Principal Prepayment in Full prior to such Due Date and which did not become a Liquidated Mortgage Loan prior to such Due Date.

          Overcollateralized Amount: As of any Distribution Date, the excess, if any, of (a) the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date over (b) the aggregate of the Class Certificate Balances of the Principal Certificates as of such Distribution Date (after giving effect to the payment of the Principal Remittance Amount on such Certificates on such Distribution Date).

          Overcollateralization Deficiency: With respect to any Distribution Date, the excess, if any, of (a) the Specified Overcollateralized Amount applicable to such Distribution Date over (b) the Overcollateralized Amount applicable to such Distribution Date.

          Overcollateralization Floor: With respect to any Distribution Date, 0.50% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date.

          Overcollateralization Reduction Amount: With respect to any Distribution Date, an amount equal to the lesser of (a) the Excess Overcollateralized Amount and (b) the Net Monthly Excess Cash Flow.

          Ownership Interest: As to any Residual Certificate, any ownership interest in such Certificate including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial.

          P&I Advances: Advances made by the servicers or the Master Servicer (including the Trustee as successor master servicer and any other successor master servicer) or successor servicer with respect to delinquent payments of interest and principal on the Mortgage Loans, less the servicing fee or the master servicing fee, as applicable.

          Par Value: An amount equal to the greater of (a) the sum of (1) 100% of the unpaid principal balance of the Mortgage Loans (other than Mortgage Loans related to REO Properties), (2) interest accrued and unpaid on the Mortgage Loans, (3) any unreimbursed P&I Advances, fees and expenses of the Master Servicer, the Securities Administrator and the Trustee, (4) any expenses incurred during the exercise of the Auction Call, (5) any Swap Termination Payment other than a Defaulted Swap Termination Payment owed to the Swap Provider and (6) with respect to any REO Property, the lesser of (x) the appraised value of each REO Property, as determined by the higher of two appraisals completed by two independent appraisers selected by the Master Servicer or its designee, and (y) the unpaid principal balance of each Mortgage Loan related to any REO Property, and (b) the sum of (1) the aggregate unpaid Class Certificate Balance of each Class of Certificates then outstanding, (2) interest accrued and unpaid on the Certificates, (3) any unreimbursed P&I Advances, fees and expenses of the Master Servicer, the Securities Administrator and the Trustee and (4) any Swap Termination Payment other than a Defaulted Swap Termination Payment owed to the Swap Provider.

          Pass-Through Rate: For each Class of Certificates and each Lower-Tier Regular Interest, the per annum rate set forth or calculated in the manner described in the Preliminary Statement.

          Percentage Interest: As to any Certificate, the percentage interest evidenced thereby in distributions required to be made on the related Class, such percentage interest being set forth on the face thereof or equal to the percentage obtained by dividing the Denomination of such Certificate by the aggregate of the Denominations of all Certificates of the same Class.

          Permitted Investments: Any one or more of the following obligations or securities acquired at a purchase price of not greater than par, regardless of whether issued by the Servicer, the Trustee, the Securities Administrator or any of their respective Affiliates:

          (i) direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States;

          (ii) demand and time deposits in, certificates of deposit of, or bankers' acceptances (which shall each have an original maturity of not more than ninety (90) days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than thirty (30) days) denominated in United States dollars and issued by any Depository Institution and rated F1+ by Fitch, P-1 by Moody's and A-1+ by S&P;

          (iii) repurchase obligations with respect to any security described in clause (i) above entered into with a Depository Institution (acting as principal);

          (iv) securities bearing interest or sold at a discount that are issued by any corporation incorporated under the laws of the United States of America or any state thereof and that are rated by each Rating Agency that rates such securities in its highest long-term unsecured rating categories at the time of such investment or contractual commitment providing for such investment;

          (v) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than thirty (30) days after the date of acquisition thereof) that is rated by each Rating Agency that rates such securities in its highest short-term unsecured debt rating available at the time of such investment;

          (vi) units of money market funds, including money market funds advised by the Depositor, the Securities Administrator or the Trustee or an Affiliate thereof, that have been rated "Aaa" by Moody's, "AAAm" or "AAAm-G" by Standard & Poor's and, if rated by Fitch, at least "AA" by Fitch; and

          (vii) if previously confirmed in writing to the Securities Administrator, any other demand, money market or time deposit, or any other obligation, security or investment, as may be acceptable to the Rating Agencies as a permitted investment of funds backing "Aaa" or "AAA" rated securities;

provided, however, that no instrument described hereunder shall evidence either the right to receive (a) only interest with respect to the obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provide a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations.

          Permitted Transferee: Any Person other than (i) the United States, any State or political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, international organization or any agency or instrumentality of either of the foregoing, (iii) an organization (except certain farmers' cooperatives described in Section 521 of the Code) which is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income) on any excess inclusions (as defined in Section 860E(c)(1) of the
Code) with respect to any Residual Certificate, (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code, (v) a Person that is not a U.S. Person or a U.S. Person with respect to whom income from a Residual Certificate is attributable to a foreign permanent establishment or fixed base (within the meaning of an applicable income tax treaty) of such Person or any other U.S. Person, (vi) an "electing large partnership" within the meaning of Section 775 of the Code and (vii) any other Person so designated by the Depositor based upon an Opinion of Counsel that the Transfer of an Ownership Interest in a Residual Certificate to such Person may cause any Trust REMIC to fail to qualify as a REMIC at any time that the Certificates are outstanding. The terms "United States," "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions. A corporation will not be treated as an instrumentality of the United States or of any State or political subdivision thereof for these purposes if all of its activities are subject to tax and, with the exception of the Freddie Mac, a majority of its board of directors is not selected by such government unit.

          Person: Any individual, corporation, partnership, joint venture, association, limited liability company, joint stock company, trust, unincorporated organization or government, or any agency or political subdivision thereof.

          Physical Certificates: As specified in the Preliminary Statement.

          Pool Stated Principal Balance: As to any Distribution Date, the aggregate of the Stated Principal Balances of the Mortgage Loans for such Distribution Date that were Outstanding Mortgage Loans on the Due Date in the related Due Period.

          Prepayment Interest Shortfall: With respect to any Remittance Date, the sum of, for each Mortgage Loan that was during the related Principal Prepayment Period the subject of a Principal Prepayment that was applied by the Servicer to reduce the outstanding principal balance of such Mortgage Loan on a date preceding the Due Date in the succeeding Principal Prepayment Period, an amount equal to the product of (a) the Mortgage Interest Rate net of the applicable Servicing Fee Rate for such Mortgage Loan, (b) the amount of the Principal Prepayment for such Mortgage Loan, (c) 1/360 and (d) the number of days commencing on the date on which such Principal Prepayment was applied and ending on the last day of the related Principal Prepayment Period.

          Prepayment Premium: Any prepayment premium, penalty or charge, if any, required under the terms of the related Mortgage Note to be paid in connection with a Principal Prepayment, to the extent permitted by law.

          Principal Certificates: As specified in the Preliminary Statement.

          Principal Distribution Amount: For any Distribution Date, the sum of
(i) the Basic Principal Distribution Amount for such Distribution Date and
(ii) the Extra Principal Distribution Amount for such Distribution Date.

          Principal Prepayment: Any full or partial payment or other recovery of principal on a Mortgage Loan (including upon liquidation of a Mortgage
Loan) which is received in advance of its scheduled Due Date, including any Prepayment Premium, and which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

          Principal Prepayment in Full: Any Principal Prepayment made by a Mortgagor of the entire principal balance of a Mortgage Loan.

          Principal Prepayment Period: With respect to any Distribution Date, the calendar month preceding the month in which that Distribution Date occurs.

          Principal Remittance Amount: With respect to any Distribution Date and the Mortgage Loans, the amount equal to the sum of the following amounts (without duplication): (i) all scheduled payments of principal due on the Due Date on such Mortgage Loans in the related Due Period and received on or prior to the related Determination Date, together with any Monthly Advances in respect thereof; (ii) all Condemnation Proceeds, Insurance Proceeds and Liquidation Proceeds allocable to principal and received during the related Principal Prepayment Period; (iii) all Principal Prepayments allocable to principal and received during the related Principal Prepayment Period; (iv) all amounts received with respect to such Distribution Date representing the portion of the purchase price allocable to principal in connection with a purchase or repurchase of a Deleted Mortgage Loan; (v) principal portion of all amounts received with respect to such Distribution Date as a Substitution
Adjustment Amount and received in connection with the substitution of a Mortgage Loan and (vi) the allocable portion of the proceeds received with respect to the termination of the Trust Fund pursuant to Section 11.01 (to the extent such proceeds relate to principal).

          Private Certificates: As specified in the Preliminary Statement.

          Prospectus Supplement: The Prospectus Supplement, dated May 25, 2007, relating to the Offered Certificates.

          PTCE: Prohibited Transaction Class Exemption, issued by the U.S. Department of Labor.

          PUD: A planned unit development.

          Purchaser: Goldman Sachs Mortgage Company, a New York limited partnership, and its successors in interest.

          Rating Agency: Each of the Rating Agencies specified in the Preliminary Statement. If such organization or a successor is no longer in existence, "Rating Agency" shall be such nationally recognized statistical rating organization, or other comparable Person, as is designated by the Depositor, notice of which designation shall be given to the Trustee and the Securities Administrator. References herein to a given rating or rating category of a Rating Agency shall mean such rating category without giving effect to any modifiers. For purposes of Section 12.05(b), the addresses for notices to each Rating Agency shall be the address specified therefor in the definition corresponding to the name of such Rating Agency, or such other address as either such Rating Agency may hereafter furnish to the Depositor and the Servicer.

          Realized Losses: With respect to any date of determination and any Liquidated Mortgage Loan, the amount, if any, by which (a) the unpaid principal balance of such Liquidated Mortgage Loan together with accrued and unpaid interest thereon exceeds (b) the Liquidation Proceeds with respect thereto net of the expenses incurred by the Servicer in connection with the liquidation of such Liquidated Mortgage Loan and net of any amount of unreimbursed Servicing Advances with respect to such Liquidated Mortgage Loan.

          Record Date: With respect to any Distribution Date, for the Principal Certificates, the close of business on the last Business Day of the related Interest Accrual Period; provided, however, that for any Definitive Certificate issued pursuant to Section 5.02(e), the Record Date shall be the close of business on the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs.

          Reference Bank: As defined in Section 4.04.

          Regular Certificates: As specified in the Preliminary Statement.

          Regulation AB: Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release

(Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

          Relief Act Interest Shortfall: With respect to any Distribution Date and any Mortgage Loan, any reduction in the amount of interest collectible on such Mortgage Loan for the most recently ended Due Period as a result of the application of the Servicemembers' Civil Relief Act of 1940 or any similar state statutes.

          REMIC: A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

          REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations promulgated thereunder, as the foregoing may be in effect from time to time as well as provisions of applicable state laws.

          Remittance Date: With respect to any Distribution Date, (i) with respect to the Mortgage Loans serviced by Avelo, Countrywide, GreenPoint and Wachovia the 18th day (or if such 18th day is not a Business Day, the first Business Day immediately following such 18th day) of the month in which such Distribution Date occurs and (ii) with respect to the Mortgage Loans serviced by NatCity and Wells Fargo, the 18th day (or if such 18th day is not a Business Day, the first Business Day immediately preceding such 18th day) of the month in which such Distribution Date occurs.

          REO Disposition: The final sale by the Servicer of any REO Property.

          REO Property: A Mortgaged Property acquired by the Trust Fund through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

          Reportable Event: As defined in Section 13.02.

          Reporting Party: The Depositor, any Originator, the Master Servicer, any Servicer, any originator defined in the Prospectus Supplement, any swap or corridor contract counterparty, any credit enhancement provider described herein and any other material transaction party (excluding the Trustee and the Custodians) as may be mutually agreed between the Depositor and the Master Servicer from time to time for the purpose of complying with the requirements of the Commission.

          Reporting Servicer: As defined in Section 13.04.

          Reporting Subcontractor: With respect to the Master Servicer or the Securities Administrator, any Subcontractor determined by such Person pursuant to Section 13.08(b) to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB. References to a Reporting Subcontractor shall refer only to the Subcontractor of such Person and shall not refer to Subcontractors generally.

          Residual Certificates: As specified in the Preliminary Statement.

          Responsible Officer: When used with respect to the Securities Administrator or the Master Servicer, any vice president, any assistant vice president, any assistant secretary, any assistant treasurer, any associate or any other officer of the Securities Administrator or the Master Servicer, customarily performing functions similar to those performed by any of the above designated officers who at such time shall be officers to whom, with respect to a particular matter, such matter is referred because of such officer's knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Agreement. When used with respect to the Trustee, any officer of the Trustee having direct responsibility for the administration of this transaction, or to whom corporate trust matters are referred because of that officer's knowledge of and familiarity with the particular subject.

          Responsible Party: Countrywide, GreenPoint, NatCity and Wells Fargo each in its capacity as seller under the applicable Sale Agreement. With respect to the Goldman Conduit Mortgage Loans, the Purchaser.

          Rule 144A: Rule 144A under the Securities Act.

          Rule 144A Letter: As defined in Section 5.02(b).

          Sale Agreement: Each of the Countrywide Sale Agreement, the GreenPoint Sale Agreement, the NatCity Sale and Servicing Agreement, the Wells Fargo Sale Agreement and the Goldman Conduit Sale Agreement.

          Sarbanes-Oxley Certification: As defined in Section 13.06.

          Securities Act: The Securities Act of 1933, as amended.

          Securities Administrator: Wells Fargo and its successors in interest, and if a successor securities administrator is appointed hereunder, such successor.

          Senior Enhancement Percentage: With respect to any Distribution Date, the percentage obtained by dividing (x) the sum of (i) the aggregate Class Certificate Balance of the Subordinated Certificates and (ii) the Overcollateralized Amount (in each case after taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate Stated Principal Balance of the Mortgage Loans as of the first day of the month in which such Distribution Date occurs.

          Senior Specified Enhancement Percentage: As of any date of determination, 13.80%.

          Sequential Trigger Event: An event which occurs if (x) on any Distribution Date before the 37th Distribution Date the aggregate amount of Realized Losses incurred since the Cut-off Date through the last day of the related Principal Prepayment Period divided by the Cut-off Date Pool Principal Balance exceeds 0.550%, (y) on any Distribution Date on or after the 37th Distribution Date, a Trigger Event is in effect or (z) solely with respect to the Class 3A Certificates, on any Distribution Date before the 37th Distribution Date the 60 Day+ Rolling

Average equals or exceeds 40.00% of the prior period's Credit Enhancement Percentage for the Class A certificates (the 60 Day+ Rolling Average will equal the rolling 3 month average percentage of mortgage loans that are sixty (60) or more days delinquent, including loans in foreclosure, all REO Property and mortgage loans where the mortgagor has filed for bankruptcy).

          Servicer: Each of Avelo, Countrywide Servicing, GreenPoint, NatCity, Wachovia and Wells Fargo, in its capacity as servicer under the related Servicing Agreement, or any successor servicer appointed pursuant to such Servicing Agreement.

          Servicing Advances: As defined in the related Servicing Agreement.

          Servicing Agreement: Each of the Avelo Servicing Agreement, the Countrywide Servicing Agreement, the GreenPoint Servicing Agreement, the NatCity Servicing Agreement, the Wachovia Servicing Agreement and the Wells Fargo Servicing Agreement.

          Servicing Criteria: The "servicing criteria" set forth in Item 1122(d) of Regulation AB, as the same may be amended from time to time.

          Servicing Fee: As defined in the related Servicing Agreement.

          Servicing Fee Rate: With respect to each Mortgage Loan, the per annum rate for such Mortgage Loan specified on the Mortgage Loan Schedule.

          Servicing File: As defined in the applicable Servicing Agreement.

          Servicing Function Participant: Any Subservicer, Subcontractor or any other Person, other than each Servicer, the Master Servicer, the Trustee, the Securities Administrator and any Custodian, that is performing activities addressed by the Servicing Criteria.

          Similar Law: As defined in Section 5.02(b).

          Specified Overcollateralized Amount: Prior to the Stepdown Date, an amount equal to 1.05% of the Cut-off Date Pool Principal Balance. On and after the Stepdown Date, an amount equal to 2.10% of the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date, subject, until the Class Certificate Balance of each Class of Principal Certificates has been reduced to zero, to a minimum amount equal to the Overcollateralization Floor; provided, however, that if, on any Distribution Date, a Trigger Event has occurred, the Specified Overcollateralized Amount shall not be reduced to the applicable percentage of the then current aggregate Stated Principal Balance of the Mortgage Loans but instead will remain the same as the prior period's Specified Overcollateralized Amount until the Distribution Date on which a Trigger Event is no longer occurring. When the Class Certificate Balance of each Class of Principal Certificates has been reduced to zero, the Specified Overcollateralized Amount will thereafter be zero.

          Standard & Poor's or S&P: Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. If Standard & Poor's is designated as a Rating Agency in the Preliminary Statement, for purposes of Section 12.05(b) the address for notices to Standard &

Poor's shall be Standard & Poor's, 55 Water Street, New York, New York 10041,
Attention: Residential Mortgage Surveillance Group - GSAA Home Equity Trust 2007-6, or such other address as Standard & Poor's may hereafter furnish to the Depositor and the Servicer.

          Startup Day: The Closing Date.

          Stated Principal Balance: As to each Mortgage Loan and as of any Determination Date, (i) the principal balance of the Mortgage Loan at the Cut-off Date after giving effect to payments of principal due on or before such date (whether or not received), minus (ii) all amounts previously remitted to the Securities Administrator with respect to the related Mortgage Loan representing payments or recoveries of principal including advances in respect of scheduled payments of principal. For purposes of any Distribution Date, the Stated Principal Balance of any Mortgage Loan will give effect to any scheduled payments of principal received or advanced prior to the related Remittance Date and any unscheduled principal payments and other unscheduled principal collections received during the related Principal Prepayment Period, and the Stated Principal Balance of any Mortgage Loan that has prepaid in full or has become a Liquidated Mortgage Loan during the related Principal Prepayment Period shall be zero.

          Step 1 Assignment Agreement: Each of the (i) Assignment, Assumption and Recognition Agreement, dated as of May 30, 2007, between the Purchaser, Avelo and the Depositor; (ii) Assignment, Assumption and Recognition Agreement, dated as of May 30, 2007, between the Purchaser, GreenPoint and the Depositor; (iii) Assignment, Assumption and Recognition Agreement, dated as of May 30, 2007, between the Purchaser, NatCity and the Depositor; (iv) Assignment, Assumption and Recognition Agreement, dated as of May 30, 2007, between the Purchaser, Countrywide and the Depositor; (v) Assignment, Assumption and Recognition Agreement, dated as of May 30, 2007, between the Purchaser, Wachovia and the Depositor; and (vi) Assignment, Assumption and Recognition Agreement, dated as of May 30, 2007, between the Purchaser, Wells Fargo and the Depositor.

          Step 2 Assignment Agreement: Each of the (i) Assignment, Assumption and Recognition Agreement, dated as of May 30, 2007, between the Depositor, the Master Servicer, the Trustee and Avelo; (ii) Assignment, Assumption and Recognition Agreement, dated as of May 30, 2007, between the Depositor, the Master Servicer, the Trustee and GreenPoint; (iii) Assignment, Assumption and Recognition Agreement, dated as of May 30, 2007, between the Depositor, the Master Servicer, the Trustee and NatCity; (iv) Assignment, Assumption and Recognition Agreement, dated May 30, 2007, between the Depositor, the Master Servicer, the Trustee and Countrywide; (v) Assignment, Assumption and Recognition Agreement, dated as of May 30, 2007, between the Depositor, the Master Servicer, the Trustee and Wachovia; (vi) Assignment, Assumption and Recognition Agreement, dated as of May 30, 2007, between the Depositor, the Master Servicer, the Trustee and Wells Fargo.

          Stepdown Date: The earlier to occur of (a) the date on which the aggregate Class Certificate Balance of the Class A Certificates has been reduced to zero and (b) the later to occur of (i) the Distribution Date in June 2010 and (ii) the first Distribution Date following the Distribution Date on which the Senior Enhancement Percentage is greater than or equal to the Senior Specified Enhancement Percentage after giving effect to the distribution on such Distribution Date.

          Subcontractor: Any vendor, subcontractor or other Person that is not responsible for the overall servicing (as "servicing" is commonly understood by participants in the mortgage-backed securities market) of Mortgage Loans but performs one or more discrete functions identified in Item 1122(d) of Regulation AB with respect to Mortgage Loans under the direction or authority of the Master Servicer, any Servicer, any subservicer or the Securities Administrator, as the case may be.

          Subordinated Certificates: As specified in the Preliminary
Statement.

          Subsequent Recoveries: Amounts received with respect to any Liquidated Mortgage Loan after it has become a Liquidated Mortgage Loan.

          Substitution Adjustment Amount: With respect to any Servicing Agreement or Sale Agreement, as applicable, in which substitution is permitted, or with respect to a Mortgage Loan substituted by the Purchaser, an amount of cash received from the applicable Servicer or the Purchaser, as applicable, in connection with a substitution for a Deleted Mortgage Loan.

          Supplemental Interest Trust: The corpus of a trust created pursuant to Section 4.05 of this Agreement, consisting of the Interest Rate Swap Agreements, subject to the obligation to pay amounts specified in Section 4.05.

          Swap Provider: Goldman Sachs Mitsui Marine Derivative Products, L.P., a Delaware limited partnership, and its successors in interest, and any successor swap provider under any replacement Interest Rate Swap Agreement.

          Swap Termination Payment: Any payment payable by the Supplemental Interest Trust or the Swap Provider upon termination of an Interest Rate Swap Agreement as a result of an Event of Default (as defined in the Interest Rate Swap Agreement) or a Termination Event (as defined in the Interest Rate Swap Agreement).

          Tax Matters Person: The Holder of the Class R, Class RC and Class RX Certificates is designated as "tax matters person" of the Lower-Tier REMIC, Middle-Tier REMIC and the Upper-Tier REMIC, respectively, in the manner provided under Treasury Regulations Section 1.806F-4(d) and Treasury Regulations Section 301.6234(a)(7)-1.

          Termination Price: As defined in Section 11.01.

          Total Monthly Excess Spread: As to any Distribution Date, an amount equal to the excess if any, of (i) the interest collected (prior to the related Remittance Date) or advanced on the Mortgage Loans for Due Dates during the related Due Period (net of Expense Fees) plus the Net Swap Receipt Amount and minus any Net Swap Payment Amount over (ii) the sum of the interest payable to the Principal Certificates on such Distribution Date pursuant to
Section 4.01(a)(i); provided, that Net Swap Receipts shall be included in Total Monthly Excess Spread (and correspondingly, in Extra Principal Distribution Amount) only to the extent of current or prior Realized Losses not previously reimbursed.

          Transaction Documents: This Agreement, the Interest Rate Swap Agreements, the Assignment Agreements and any other document or agreement entered into in connection with the Trust Fund, the Certificates or the Mortgage Loans.

          Transfer: Any direct or indirect transfer or sale of any Ownership Interest in a Residual Certificate.

          Transfer Affidavit: As defined in Section 5.02(c)(ii).

          Transferor Certificate: As defined in Section 5.02(b).

          Trigger Event: With respect to any Distribution Date, the circumstances in which (i) the 60 Day+ Rolling Average equals or exceeds
40.00% of the prior period's Credit Enhancement Percentage for the Class A certificates (the 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are sixty (60) or more days delinquent, including Mortgage Loans in foreclosure, all REO Property and Mortgage Loans where the Mortgagor has filed for bankruptcy) or (ii) the aggregate amount of Realized Losses incurred since the Cut-off Date through the last day of the related Principal Prepayment Period divided by the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date exceeds the applicable percentages described below with respect to such Distribution Date

      Distribution Date Occurring In                            Loss Percentage

June 2009 - May 2010                         0.250% for the first month, plus an additional 1/12th
                                                   of 0.300% for each month thereafter (e.g.,
                                                       approximately 0.275% in July 2009)

June 2010 - May 2011                         0.550% for the first month, plus an additional 1/12th
                                                   of 0.400% for each month thereafter (e.g.,
                                                       approximately 0.583% in July 2010)

June 2011 - May 2012                         0.950% for the first month, plus an additional 1/12th
                                                   of 0.450% for each month thereafter (e.g.,
                                                       approximately 0.988% in July 2011)

June 2012 - May 2013                         1.400% for the first month, plus an additional 1/12th
                                                   of 0.250% for each month thereafter (e.g.,
                                                       approximately 1.421% in July 2012)

June 2013 and thereafter                                             1.650%

          Trust: The express trust created hereunder in Section 2.01(c).

          Trust Fund: The corpus of the trust created hereunder consisting of
(i) the Mortgage Loans and all interest and principal received on or with respect thereto after the related Cut-off Date, other than such amounts which were due on the Mortgage Loans on or before the related Cut-off Date; (ii) the Interest Rate Swap Agreement and all amounts received thereunder;

(iii) the Excess Reserve Fund Account, the Distribution Account, and all amounts deposited therein pursuant to the applicable provisions of this Agreement; (iv) property that secured a Mortgage Loan and has been acquired by foreclosure, deed-in-lieu of foreclosure or otherwise; (v) the rights of the Trust under the Step 2 Assignment Agreements; (vi) the Supplemental Interest Trust; and (vii) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing. The Trust Fund created hereunder is referred to as the GSAA Home Equity Trust 2007-6.

          Trust REMIC: As specified in the Preliminary Statement.

          Trustee: Deutsche Bank, and its successors in interest, and, if a successor trustee is appointed hereunder, such successor.

          Underwriters' Exemption: Any exemption listed in footnote 1 of, and amended by, Prohibited Transaction Exemption 2002-41, 67 Fed. Reg. 54487
(2002), or amended by Prohibited Transaction Exemption 2002-19, 67 Fed. Reg. 14979, or any successor exemption.

          Unpaid Interest Amount: As of any Distribution Date and any Class of Certificates, the sum of (a) the portion of the Accrued Certificate Interest from Distribution Dates remaining unpaid prior to the current Distribution Date and (b) interest on the amount in clause (a) at the applicable Pass-Through Rate (to the extent permitted by applicable law).

          U.S. Bank: U.S. Bank National Association, a national banking association, and its successors in interest.

          U.S. Person: (i) A citizen or resident of the United States; (ii) a corporation (or entity treated as a corporation for tax purposes) created or organized in the United States or under the laws of the United States or of any State thereof, including, for this purpose, the District of Columbia;
(iii) a partnership (or entity treated as a partnership for tax purposes) organized in the United States or under the laws of the United States or of any State thereof, including, for this purpose, the District of Columbia (unless provided otherwise by future Treasury regulations); (iv) an estate whose income is includible in gross income for United States income tax purposes regardless of its source; or (v) a trust, if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. Persons have authority to control all substantial decisions of the trust. Notwithstanding the last clause of the preceding sentence, to the extent provided in Treasury regulations, certain trusts in existence on August 20, 1996, and treated as U.S. Persons prior to such date, may elect to continue to be U.S. Persons.

          Voting Rights: The portion of the voting rights of all of the Certificates which is allocated to any Certificate. As of any date of determination, (a) 1% of all Voting Rights shall be allocated to the Class X Certificates, if any (such Voting Rights to be allocated among the holders of Certificates of each such Class in accordance with their respective Percentage Interests), (b) 1% of all Voting Rights shall be allocated to the Class P Certificates, if any (such Voting Rights to be allocated among the holders of Certificates of each such Class in accordance with their respective Percentage Interests), and (c) the remaining Voting Rights shall be allocated among Holders of the remaining Classes of Certificates in proportion to the Certificate Balances of their respective Certificates on such date.

          WAC Cap: With respect to the Mortgage Loans as of any Distribution Date, a per annum rate equal to the product of (i) the sum of (A) the weighted average of the Adjusted Net Mortgage Interest Rates then in effect on the beginning of the related Due Period on the Mortgage Loans, and (B) the Net Swap Receipt Amount, if any, less the Net Swap Payment Amount, if any, divided by the Stated Principal Balance of the Mortgage Loans at the beginning of the related Due Period multiplied by twelve (12) and (ii) thirty (30) divided by the actual number of days in the related Interest Accrual Period.

          Wachovia: Wachovia Mortgage Corporation, a North Carolina corporation, and its successors in interest.

          Wachovia Servicing Agreement: The Seller's Purchase, Warranties and Servicing Agreement, dated as of April 1, 2006, between Wachovia and GSMC.

          Wells Fargo: Wells Fargo Bank, National Association, a national banking association, and its successors in interest.

          Wells Fargo Mortgage Loans: The Mortgage Loans acquired by the Purchaser from Wells Fargo pursuant to the Wells Fargo Sale and Servicing Agreement.

          Wells Fargo Sale and Servicing Agreement: The Second Amended and Restated Master Seller's Warranties and Servicing Agreement, dated as of November 1, 2005, between Wells Fargo Bank, National Association and Goldman Sachs Mortgage Company, as modified by the related Assignment Agreements.

          WHFIT: shall mean a "Widely Held Fixed Investment Trust" as that term is defined in Treasury Regulations section 1.671-5(b)(22) or successor provisions.

          WHFIT Regulations: shall mean Treasury Regulations section 1.671-5, as amended.

          WHMT: shall mean a "Widely Held Mortgage Trust" as that term is defined in Treasury Regulations section 1.671-5(b)(23) or successor provisions.

                                   ARTICLE II

                         CONVEYANCE OF MORTGAGE LOANS;
                        REPRESENTATIONS AND WARRANTIES

          Section 2.01 Conveyance of Mortgage Loans. (a) The Depositor, concurrently with the execution and delivery hereof, hereby sells, transfers, assigns, sets over and otherwise conveys to the Trustee for the benefit of the Certificateholders, without recourse, all the right, title and interest of the Depositor in and to the Trust Fund.

          (b) In connection with the transfer and assignment of each Mortgage Loan, the Depositor has delivered or caused to be delivered to the applicable Custodian on behalf of the Trustee for the benefit of the Certificateholders the following documents or instruments with respect to each applicable Mortgage Loan so assigned:

          (i) the original Mortgage Note, endorsed without recourse in blank by the last endorsee, including all intervening endorsements showing a complete chain of endorsement from the originator to the last endorsee;

          (ii) The original Assignment of Mortgage in blank (or, in the case of the Goldman Conduit Mortgage Loans, in form and substance acceptable for recording or if the Mortgage is to be recorded, assigned to the Purchaser), unless the Mortgage Loan is a MERS Loan;

          (iii) personal endorsement, surety and/or guaranty agreements executed in connection with all non individual Mortgage Loans (corporations, partnerships, trusts, estates, etc. (if any);

          (iv) the related original Mortgage and evidence of its recording or a certified copy of the Mortgage with evidence of recording;

          (v) originals of any intervening Mortgage assignment or certified copies in either case necessary to show a complete chain of title from the original mortgagee to the seller and evidencing recording; provided, that, except in the case of the Goldman Conduit Mortgage Loans, the assignment may be in the form of a blanket assignment or assignments, a copy of which with evidence of recording shall be acceptable;

          (vi) originals of all assumption, modification, consolidation or extension agreements or certified copies thereof, in either case with evidence of recording if required to maintain the lien of the mortgage or if otherwise required, or, if recordation is not required, an original or copy of the agreement; provided, that, in the case of the Goldman Conduit Mortgage Loans, an original with evidence of recording thereon is always required;

          (vii) if applicable to the files held by the applicable Custodian, an original or copy of a title insurance policy or evidence of title;

          (viii) to the extent applicable, an original power of attorney;

          (ix) for each Mortgage Loan (if applicable to the files held by the applicable Custodian) with respect to which the Mortgagor's name as it appears on the note does not match the borrower's name on the Mortgage Loan Schedule, one of the following: the original of the assumption agreement, or a certified copy thereof, in either case with evidence of recording thereon if required to maintain the lien of the mortgage or if otherwise required, or, if recordation is not so required, an original or copy of such assumption agreement;

          (x) if applicable to the files held by the applicable Custodian, a security agreement, chattel mortgage or equivalent document executed in connection with the Mortgage, if any; and

          (xi) with respect to each Mortgage Loan, the complete Custodial File including all items as set forth in the applicable Servicing Agreement to the extent in the possession of the Depositor or the Depositor's Agents.

          The Depositor shall deliver or cause each Responsible Party to deliver to each Custodian the applicable recorded document promptly upon receipt from the respective recording office but in no event later than 120 days from the Closing Date.

          From time to time, pursuant to the applicable Sale Agreement, the Responsible Party may forward to the applicable Custodian additional original documents, additional documents evidencing an assumption, modification, consolidation or extension of a Mortgage Loan, in accordance with the terms of the applicable Sale Agreement. All such mortgage documents held by the Custodians as to each Mortgage Loan shall constitute the "Custodial File."

          On or prior to the Closing Date, the Depositor shall deliver to the Custodians Assignments of Mortgages (except in the case of MERS Loans), in blank, for each applicable Mortgage Loan. On the Closing Date, the Depositor shall provide a written request to each Responsible Party to submit the Assignments of Mortgage for recordation, at the Responsible Party's expense, pursuant to the applicable Sale Agreement. Each Custodian shall deliver the Assignment of Mortgages to be submitted for recordation to the applicable Responsible Party upon receipt of a written request for release in standard and customary form as set forth in Exhibit L-1, Exhibit L-2, Exhibit L-3 or Exhibit L-4, as applicable.

          On or prior to the Closing Date, the Depositor shall deliver to the Custodians and the Master Servicer a copy of the Mortgage Loan Schedule in electronic, machine readable medium in a form mutually acceptable to the Depositor, the applicable Custodian, the Master Servicer and the Trustee.

          In the event that such original or copy of any document submitted for recordation to the appropriate public recording office is not so delivered to the Custodian within the time period and in the manner specified in the applicable Sale Agreement, the Trustee shall take or cause to be taken such remedial actions under the Sale Agreement against the applicable Responsible Party as may be permitted to be taken thereunder, including without limitation, if applicable, the repurchase by the applicable Responsible Party of such Mortgage Loan. The foregoing repurchase remedy shall not apply in the event that the Responsible Party cannot deliver such original or copy of any document submitted for recordation to the appropriate public recording office within the specified period due to a delay caused by the recording office in the applicable jurisdiction; provided, that the applicable Responsible Party shall instead deliver a recording receipt of such recording office or, if such recording receipt is not available, an Officer's Certificate of an officer of the applicable Responsible Party, confirming that such document has been accepted for recording.

          Notwithstanding anything to the contrary contained in this Section 2.01, in those instances where the public recording office retains or loses the original Mortgage or assignment after it has been recorded, the obligations of the Responsible Party shall be deemed to have been satisfied upon delivery by the Responsible Party to the applicable Custodian prior to the Closing Date of a copy of such Mortgage or assignment, as the case may be, certified (such certification to be an original thereof) by the public recording office to be a true and complete copy of the recorded original thereof.

          (c) The Depositor does hereby establish, pursuant to the further provisions of this Agreement and the laws of the State of New York, an express trust (the "Trust") to be known, for convenience, as "GSAA Home Equity Trust 2007-6" and Deutsche Bank is hereby appointed as Trustee in accordance with the provisions of this Agreement.

          (d) It is the policy and intention of the Trust that none of the Mortgage Loans included in the Trust is (a) covered by the Home Ownership and Equity Protection Act of 1994, or (b) considered a "high cost home," "threshold," "predatory" or "covered" loan (excluding "covered home loans" as defined under clause (1) of the definition of "covered home loans" in the New Jersey Home Ownership Security Act of 2002) under applicable state, federal or local laws.

          Section 2.02 Acceptance by the Custodians of the Mortgage Loans.
Each Custodian acknowledges receipt of the documents identified in the Initial Certification, subject to any exceptions listed on the exception report attached thereto, in the form annexed hereto as Exhibit F, and declares that it holds and will hold such documents and the other documents delivered to it pursuant to Section 2.01, and that it holds or will hold such other assets as are included in the Trust Fund, in trust for the exclusive use and benefit of all present and future Certificateholders. BNY, as Custodian, acknowledges that it will maintain possession of the related Mortgage Notes in the State of Texas, unless otherwise permitted by the Rating Agencies, Deutsche Bank, as Custodian, acknowledges that it will maintain possession of the related Mortgage Notes in the State of California, unless otherwise permitted by the Rating Agencies, U.S. Bank, as Custodian, acknowledges that it will maintain possession of the related Mortgage Notes in the State of Minnesota, unless otherwise permitted by the Rating Agencies and Wells Fargo, as Custodian, acknowledges that it will maintain possession of the related Mortgage Notes in the States of Minnesota or California, unless otherwise permitted by the Rating Agencies.

          Prior to and as a condition to the Closing, each Custodian shall deliver via facsimile (with original to follow the next Business Day) to the Depositor an Initial Certification prior to the Closing Date, or as the Depositor agrees to, on the Closing Date, certifying receipt of a Mortgage Note and Assignment of Mortgage, subject to any exceptions listed on the exception report attached thereto, for each Mortgage Loan. None of the Custodians shall be responsible for verifying the validity, sufficiency or genuineness of any document in any Custodial File.

          On the Closing Date, each Custodian shall ascertain that all documents required to be delivered to it on or prior to the Closing Date are in its possession, subject to any exceptions listed on the exception report attached thereto, and shall deliver to the Depositor and the Trustee an Initial Certification, in the form annexed hereto as Exhibit E, and shall deliver to the

Depositor and the Trustee a Document Certification and Exception Report, in the form annexed hereto as Exhibit F, within ninety (90) days after the Closing Date to the effect that, as to each applicable Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in such certification as an exception and not covered by such certification): (i) all documents required to be delivered to it are in its possession; (ii) such documents have been reviewed by it and appear regular on their face and relate to such Mortgage Loan; (iii) based on its examination and only as to the foregoing documents, as to BNY, the information set forth in items 2, 8, 34, and 35 of the Mortgage Loan Schedule respecting such Mortgage Loan is correct; (iv) based on its examination and only as to the foregoing documents, as to Deutsche Bank, the information set forth in items 2, 8, 34, and 35 of the Mortgage Loan Schedule respecting such Mortgage Loan is correct; (v) based on its examination and only as to the foregoing documents, as to U.S. Bank, the information set forth in items 2, 8, 34, and 35 of the Mortgage Loan Schedule respecting such Mortgage Loan is correct; (vi) based on its examination and only as to the foregoing documents, as to Wells Fargo, the information set forth in items 2, 8, 34, and 35 of the Mortgage Loan Schedule respecting such Mortgage Loan is correct; and (vii) each Mortgage Note has been endorsed as provided in Section 2.01 of this Agreement. None of the Custodians shall be responsible for verifying the validity, sufficiency or genuineness of any document in any Custodial File.

          Each Custodian shall retain possession and custody of each applicable Custodial File in accordance with and subject to the terms and conditions set forth herein. The Servicer shall promptly deliver to the applicable Custodian, upon the execution or receipt thereof, the originals of such other documents or instruments constituting the Custodial File as come into the possession of the Servicer from time to time.

          Each Custodian shall notify the Trustee and the Depositor of any Mortgage Loans that do not conform to the requirements of Sections 2.01 and
2.02 hereof by delivery of the Document Certification and Exception Report. In its capacity as "Assignee" under the Step 2 Assignment Agreements, the Trustee shall enforce the obligation of the Responsible Parties to cure or repurchase Mortgage Loans that do not conform to such requirements as determined in the applicable Custodian's review as required herein, or based upon notification from the Master Servicer (who shall be entitled to rely on information regarding any such defaults by a Responsible Party that has been provided by the applicable Servicer for purposes of providing such notification to the Trustee), by notifying the applicable Responsible Party to correct or cure such default. In its capacity as "Assignee" under the Step 2 Assignment Agreements, the Trustee shall also enforce the obligation of the Responsible Parties under the Sale Agreements, and to the extent applicable, of any Servicer under the Servicing Agreements, and of the Purchaser under the Step 1 Assignment Agreements to cure or repurchase Mortgage Loans for which there is a defect or a breach of a representation or warranty thereunder of which a Responsible Officer of the Trustee has actual knowledge, by notifying the applicable party to correct or cure such default. If the Trustee obtains actual knowledge that any Servicer, any Responsible Party or the Purchaser, as the case may be, fails or is unable to correct or cure the defect or breach within the period set forth in the applicable agreement, the Trustee shall notify the Depositor of such failure to correct or cure. Unless otherwise directed by the Depositor within five (5) Business Days after notifying the Depositor of such failure by the applicable party to correct or cure, the Trustee shall notify such party to repurchase the Mortgage Loan. If, within ten (10) Business Days of receipt of such notice by such party, such party fails to repurchase such Mortgage Loan, the

Trustee shall notify the Depositor of such failure. The Trustee shall pursue all legal remedies available to the Trustee against the Servicers, the Responsible Parties and the Purchaser, as applicable, under this Agreement, if the Trustee has received written notice from the Depositor directing the Trustee to pursue such remedies and the Trustee shall be entitled to reimbursement from the Trust Fund for any reasonable expenses incurred in pursuing such remedies.

          Section 2.03 Execution and Delivery of Certificates. The Trustee acknowledges the transfer and assignment to it of the Trust Fund and, concurrently with such transfer and assignment, the Securities Administrator has executed and delivered to or upon the order of the Depositor, the Certificates in authorized denominations evidencing directly or indirectly the entire ownership of the Trust Fund. The Trustee agrees to hold the Trust Fund and exercise the rights referred to above for the benefit of all present and future Holders of the Certificates.

          Section 2.04 REMIC Matters. The Preliminary Statement sets forth the designations for federal income tax purposes of all interests created hereby. The "Startup Day" for purposes of the REMIC Provisions shall be the Closing Date. The "latest possible maturity date" is May 25, 2037, and for distributions on the residual certificates, is May 25, 2047, which is the Distribution Date following the latest Mortgage Loan maturity date. Amounts paid to the Class X Certificates (prior to any reduction for any Basis Risk Payment or Swap Termination Payment) shall be deemed paid from the Upper-Tier REMIC to the Class X REMIC in respect of the Class X Interest and from the Class X REMIC to the holders of the Class X Certificates prior to distribution of Basis Risk Payments to the Principal Certificates.

          Amounts distributable to the Class X Certificates (prior to any reduction for any Net Swap Receipt Amounts, Net Swap Payment Amounts or Swap Termination Payment), shall be deemed paid from the Class X REMIC to the Holders of the Class X Certificates prior to distribution of any Basis Risk Payments to the Principal Certificates.

          For federal income tax purposes, any amount distributed on the Principal Certificates on any such Distribution Date in excess of their Pass Through Rate, calculated by substituting the REMIC Cap for the applicable cap in respect of the related Certificates shall be treated as having been paid from the Excess Reserve Fund Account or the Supplemental Interest Trust, as applicable, and any excess of the REMIC Cap over the amount distributable on such Class of Principal Certificates on such Distribution Date shall be treated as having been paid to the Supplemental Interest Trust, all pursuant to, and as further provided in, Section 8.14.

          Section 2.05 Representations and Warranties of the Depositor. The Depositor hereby represents, warrants and covenants to the Trustee that as of the date of this Agreement or as of such date specifically provided herein:

          (a) The Depositor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware;

          (b) The Depositor has the corporate power and authority to convey the Mortgage Loans and to execute, deliver and perform, and to enter into and consummate the transactions contemplated by, this Agreement;

          (c) This Agreement has been duly and validly authorized, executed and delivered by the Depositor, all requisite corporate action having been taken, and, assuming the due authorization, execution and delivery hereof by the other parties hereto, constitutes or will constitute the legal, valid and binding agreement of the Depositor, enforceable against the Depositor in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

          (d) No consent, approval, authorization or order of or registration or filing with, or notice to, any governmental authority or court is required for the execution, delivery and performance of or compliance by the Depositor with this Agreement or the consummation by the Depositor of any of the transactions contemplated hereby, except as have been made on or prior to the Closing Date;

          (e) None of the execution and delivery of this Agreement, the consummation of the transactions contemplated hereby or thereby, or the fulfillment of or compliance with the terms and conditions of this Agreement,
(i) conflicts or will conflict with or results or will result in a breach of, or constitutes or will constitute a default or results or will result in an acceleration under (A) the charter or bylaws of the Depositor, or (B) any term, condition or provision of any material indenture, deed of trust, contract or other agreement or instrument to which the Depositor or any of its subsidiaries is a party or by which it or any of its subsidiaries is bound; (ii) results or will result in a violation of any law, rule, regulation, order, judgment or decree applicable to the Depositor of any court or governmental authority having jurisdiction over the Depositor or its subsidiaries; or (iii) results in the creation or imposition of any lien, charge or encumbrance which would have a material adverse effect upon the Mortgage Loans or any documents or instruments evidencing or securing the Mortgage Loans;

          (f) There are no actions, suits or proceedings before or against or investigations of, the Depositor pending, or to the knowledge of the Depositor, threatened, before any court, administrative agency or other tribunal, and no notice of any such action, which, in the Depositor's reasonable judgment, might materially and adversely affect the performance by the Depositor of its obligations under this Agreement, or the validity or enforceability of this Agreement;

          (g) The Depositor is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency that may materially and adversely affect its performance hereunder; and

          (h) Immediately prior to the transfer and assignment by the Depositor to the Trustee on the Closing Date, the Depositor had good title to, and was the sole owner of each Mortgage Loan, free of any interest of any other Person, and the Depositor has transferred all right, title and interest in each Mortgage Loan to the Trustee. The transfer of each Mortgage Note and each Mortgage as and in the manner contemplated by this Agreement is sufficient either (i) fully to transfer to the Trustee, for the benefit of the Certificateholders, all right, title, and interest of the Depositor thereto as note holder and mortgagee or (ii) to grant to the Trustee, for the benefit of the Certificateholders, the security interest referred to in Section 12.04 hereof.

          It is understood and agreed that the representations, warranties and covenants set forth in this Section 2.05 shall survive delivery of the respective Custodial Files to the Custodians, and shall inure to the benefit and to Certificateholders.

          Section 2.06 Representations and Warranties of BNY. BNY, as Custodian, hereby represents and warrants to the Depositor, the Master Servicer and the Trustee, as of the Closing Date:

          (a) Such Custodian is duly organized and is validly existing and in good standing under the laws of its jurisdiction of incorporation and is duly authorized and qualified to transact any and all business contemplated by this Agreement to be conducted by such Custodian or is otherwise not required under applicable law to effect such qualification and, in any event, is in compliance with the doing business laws of any such state, to the extent necessary to perform any of its obligations under this Agreement in accordance with the terms thereof.

          (b) Such Custodian has the full power and authority to execute, deliver and perform, and to enter into and consummate the transactions contemplated by this Agreement and has duly authorized by all necessary action on the part of such Custodian the execution, delivery and performance of this Agreement; and this Agreement, assuming the due authorization, execution and delivery thereof by the other parties thereto, constitutes a legal, valid and binding obligation of such Custodian, enforceable against such Custodian in accordance with its terms, except that (i) the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

          (c) The execution and delivery of this Agreement by such Custodian, the consummation of any other of the transactions contemplated by this Agreement, and the fulfillment of or compliance with the terms thereof are in the ordinary course of business of such Custodian and will not result in a material breach of any term or provision of the articles of association or by laws of such Custodian.

          Section 2.07 Representations and Warranties of Deutsche Bank. Deutsche Bank, in its capacity as a Custodian, hereby represents and warrants to the Depositor, the Master Servicer and the Trustee, as of the Closing Date:

          (a) Such Custodian is duly organized and is validly existing and in good standing under the laws of its jurisdiction of incorporation and is duly authorized and qualified to transact any and all business contemplated by this Agreement to be conducted by such Custodian or is otherwise not required under applicable law to effect such qualification and, in any event, is in compliance with the doing business laws of any such state, to the extent necessary to perform any of its obligations under this Agreement in accordance with the terms thereof.

          (b) Such Custodian has the full power and authority to execute, deliver and perform, and to enter into and consummate the transactions contemplated by this Agreement and has duly authorized by all necessary action on the part of such Custodian the execution, delivery and performance of this Agreement; and this Agreement, assuming the due authorization, execution and delivery thereof by the other parties thereto, constitutes a legal, valid and binding obligation of such Custodian, enforceable against such Custodian in accordance with its terms, except that
(i) the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

          (c) The execution and delivery of this Agreement by such Custodian, the consummation of any other of the transactions contemplated by this Agreement, and the fulfillment of or compliance with the terms thereof are in the ordinary course of business of such Custodian and will not result in a material breach of any term or provision of the articles of association or by laws of such Custodian.

          Section 2.08 Representations and Warranties of U.S. Bank. U.S. Bank hereby represents and warrants to the Depositor, the Master Servicer and the Trustee, as of the Closing Date:

          (a) Such Custodian is duly organized and is validly existing and in good standing under the laws of its jurisdiction of incorporation and is duly authorized and qualified to transact any and all business contemplated by this Agreement to be conducted by such Custodian or is otherwise not required under applicable law to effect such qualification and, in any event, is in compliance with the doing business laws of any such state, to the extent necessary to perform any of its obligations under this Agreement in accordance with the terms thereof.

          (b) Such Custodian has the full power and authority to execute, deliver and perform, and to enter into and consummate the transactions contemplated by this Agreement and has duly authorized by all necessary action on the part of such Custodian the execution, delivery and performance of this Agreement; and this Agreement, assuming the due authorization, execution and delivery thereof by the other parties thereto, constitutes a legal, valid and binding obligation of such Custodian, enforceable against such Custodian in accordance with its terms, except that (i) the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

          (c) The execution and delivery of this Agreement by such Custodian, the consummation of any other of the transactions contemplated by this Agreement, and the fulfillment of or compliance with the terms thereof are in the ordinary course of business of such Custodian and will not result in a material breach of any term or provision of the articles of incorporation or by laws of such Custodian.

          Section 2.09 Representations and Warranties of Wells Fargo. Wells Fargo, in its capacity as a Custodian, hereby represents and warrants to the Depositor, the Master Servicer and the Trustee, as of the Closing Date:

          (a) Such Custodian is duly organized and is validly existing and in good standing under the laws of its jurisdiction of incorporation and is duly authorized and qualified to transact any and all business contemplated by this Agreement to be conducted by such Custodian or is otherwise not required under applicable law to effect such qualification and, in any event, is in compliance with the doing business laws of any such state, to the extent necessary to perform any of its obligations under this Agreement in accordance with the terms thereof.

          (b) Such Custodian has the full power and authority to execute, deliver and perform, and to enter into and consummate the transactions contemplated by this Agreement and has duly authorized by all necessary action on the part of such Custodian the execution, delivery and performance of this Agreement; and this Agreement, assuming the due authorization, execution and delivery thereof by the other parties thereto, constitutes a legal, valid and binding obligation of such Custodian, enforceable against such Custodian in accordance with its terms, except that (i) the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

          (c) The execution and delivery of this Agreement by such Custodian, the consummation of any other of the transactions contemplated by this Agreement, and the fulfillment of or compliance with the terms thereof are in the ordinary course of business of such Custodian and will not result in a material breach of any term or provision of the articles of incorporation or by laws of such Custodian.

                                  ARTICLE III

                                TRUST ACCOUNTS

          Section 3.01 Excess Reserve Fund Account; Distribution Account. (a) The Securities Administrator shall establish and maintain the Excess Reserve Fund Account to receive any Basis Risk Payment and to secure their limited recourse obligation to pay to the Principal Certificateholders any Basis Risk Carry Forward Amounts (prior to using any Net Swap Receipt Amounts). On each Distribution Date, the Securities Administrator shall deposit the amount of any Basis Risk Payment received by it for such date into the Excess Reserve Fund Account. For the avoidance of doubt, any Basis Risk Carry Forward Amounts shall be paid to the Principal Certificates first from the Excess Reserve Fund Account and then from the Supplemental Interest Trust.

          On each Distribution Date on which there exists a Basis Risk Carry Forward Amount on any Class or Classes of Principal Certificates, the Securities Administrator shall (1) withdraw from the Distribution Account, to the extent of funds available therefor in the Distribution Account, and deposit in the Excess Reserve Fund Account, as set forth in Section 4.01(a)(iii)(d), the lesser of (x) the Class X Distributable Amount (without regard to the reduction in clause (iii) of the definition thereof with respect to Basis Risk Payments) (to the extent remaining after the distributions specified in Sections 4.01(a)(iii)(a)-(c)) and (y) the aggregate Basis Risk Carry Forward Amount of the Principal Certificates for such Distribution

Date and (2) withdraw from the Excess Reserve Fund Account and the Supplemental Interest Account amounts necessary (including Net Swap Payment Amounts or Swap Termination Payments (other than amounts received pursuant to an ISDA Credit Support Annex negotiated between the Trust and the Swap Provider)) to pay to such Class or Classes of Certificates the related Basis Risk Carry Forward Amount. Such payments shall be allocated to those Classes based upon the amount of Basis Risk Carry Forward Amount owed to each such Class and shall be paid in the priority set forth in Section 4.01(a)(iii)(e).

          The Securities Administrator shall account for the Excess Reserve Fund Account as an asset of a grantor trust under subpart E, Part I of subchapter J of the Code and not as an asset of any Trust REMIC created pursuant to this Agreement. The beneficial owners of the Excess Reserve Fund Account are the Class X Certificateholders. For all federal income tax purposes, amounts transferred to the Excess Reserve Fund Account shall be treated as distributions by the Securities Administrator from the Upper-Tier REMIC to the Class X Interest and from the Class X REMIC to the Class X Certificates and then contributed by the Class X Certificateholders to the Excess Reserve Fund Account.

          Any Tax Basis Risk Carry Forward Amounts distributed by the Securities Administrator to the Principal Certificateholders shall be accounted for by the Securities Administrator, for federal income tax purposes, as amounts paid first to the Holders of the Class X Certificates and then to the respective Class or Classes of Principal Certificates in accordance with the priority of payments in this Section 3.01. In addition, the Securities Administrator shall account for the Principal Certificateholders' rights to receive payments of Basis Risk Carry Forward Amounts as rights in a limited recourse interest rate cap contract written by the Class X Certificateholders in favor of the Holders of each such Class.

          Notwithstanding any provision contained in this Agreement, the Securities Administrator shall not be required to make any distributions from the Excess Reserve Fund Account except as expressly set forth in this Section 3.01(a).

          (b) The Securities Administrator shall establish and maintain the Distribution Account on behalf of the Certificateholders. The amount remitted by the Servicer to the Master Servicer on each Remittance Date shall be credited to the Distribution Account within two (2) Business Days once the amounts are identified as a remittance in connection with the Trust and reconciled to the reports provided by the Servicer. The Securities Administrator shall establish and maintain the Distribution Account on behalf of the Certificateholders. The Master Servicer shall, promptly upon receipt on the Business Day received, deposit in the Distribution Account and retain therein the following:

          (i) the aggregate amount remitted by the Servicers to the Master Servicer pursuant to the Servicing Agreements;

          (ii) any Net Swap Receipt Amounts or Swap Termination Payments (other than amounts received pursuant to an ISDA Credit Support Annex negotiated between the Trust and the Swap Provider) remitted by the Swap Provider; and

          (iii) any other amounts deposited hereunder which are required to be deposited in the Distribution Account.

          In the event that any Servicer shall remit any amount not required to be remitted pursuant to the applicable Servicing Agreement, and such Servicer directs the Master Servicer in writing to withdraw such amount from the Distribution Account, the Master Servicer shall return such funds to the applicable Servicer. All funds deposited in the Distribution Account shall be held by the Securities Administrator in trust for the Certificateholders until disbursed in accordance with this Agreement or withdrawn in accordance with
Section 4.01.

          (c) From time to time, the Securities Administrator may also establish any other accounts for the purposes of carrying out its duties hereunder (including, without limitation, any account necessary under the Interest Rate Swap Agreements).

          Section 3.02 Investment of Funds in the Distribution Account. (a) Other than during the Master Servicer Float Period, the Depositor shall direct the investment of funds held in the Distribution Account in one or more Permitted Investments. Absent such direction, the Securities Administrator shall invest such funds during such period in the Wells Fargo Advantage Prime Investment Money Market Fund or any successor fund so long as such fund is a Permitted Investment. The Securities Administrator may (but shall not be obligated to) invest funds in the Distribution Account during the Master Servicer Float Period (for purposes of this Section 3.02, such Account is referred to as an "Investment Account"), in one or more Permitted Investments bearing interest or sold at a discount, and maturing, unless payable on demand, or maturing on such Distribution Date, in the case of an investment that is an obligation of Wells Fargo, no later than the Business Day immediately preceding the date on which such funds are required to be withdrawn from such account pursuant to this Agreement. All such Permitted Investments shall be held to maturity, unless payable on demand. Any investment of funds in an Investment Account shall be made in the name of the Securities Administrator. The Securities Administrator shall be entitled to sole possession over each such investment, and any certificate or other instrument evidencing any such investment shall be delivered directly to the Securities Administrator or its agent, together with any document of transfer necessary to transfer title to such investment to the Securities Administrator. In the event amounts on deposit in an Investment Account are at any time invested in a Permitted Investment payable on demand, the Securities Administrator may:

          (x) consistent with any notice required to be given thereunder, demand that payment thereon be made on the last day such Permitted Investment may otherwise mature hereunder in an amount equal to the lesser of (1) all amounts then payable thereunder and (2) the amount required to be withdrawn on such date; and

          (y) demand payment of all amounts due thereunder that such Permitted Investment would not constitute a Permitted Investment in respect of funds thereafter on deposit in the Investment Account.

          (b) All income and gain realized from the investment of funds deposited in the Distribution Account held by the Securities Administrator during the Master Servicer Float

Period shall be subject to the Securities Administrator's withdrawal in the manner set forth in Section 10.05.

          (c) Except as otherwise expressly provided in this Agreement, if any default occurs in the making of a payment due under any Permitted Investment, or if a default occurs in any other performance required under any Permitted Investment, the Securities Administrator shall take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate proceedings. Notwithstanding the foregoing, the Depositor shall be liable to the Trust for any loss on any investment of funds in the Distribution Account other than during the Master Servicer Float Period and the Securities Administrator shall be liable to the Trust for any such loss on any funds it has invested under this Section 3.02 only during the Master Servicer Float Period, and the Depositor or the Securities Administrator, as the case may be, shall deposit funds in the amount of such loss in the Distribution Account promptly after such loss is incurred.

          (d) The Securities Administrator or its Affiliates are permitted to receive additional compensation that could be deemed to be in the Securities Administrator's economic self-interest for (i) serving as investment adviser, administrator, shareholder, servicing agent, custodian or sub-custodian with respect to certain of the Permitted Investments, (ii) using Affiliates to effect transactions in certain Permitted Investments and (iii) effecting transactions in certain Permitted Investments. Such compensation is not payable or reimbursable under Section 8.06 of this Agreement.

          (e) In order to comply with its duties under the USA PATRIOT Act of 2001, Deutsche Bank, as Trustee and as a Custodian, and BNY, U.S. Bank and Wells Fargo, each as a Custodian, may obtain and verify certain information and documentation from the other parties to this Agreement including, but not limited to, each such party's name, address and other identifying information.

          (f) In order to comply with laws, rules and regulations applicable to banking institutions, including those relating to the funding of terrorist activities and money laundering, Deutsche Bank, as a Trustee and as a Custodian is required to obtain, verify and record certain information relating to individuals and entities which maintain a business relationship with Deutsche Bank. Accordingly, each of the parties agrees to provide to Deutsche Bank upon its request from time to time such party's complete name, address, tax identification number and such other identifying information together with copies of such party's constituting documentation, securities disclosure documentation and such other identifying documentation as may be available for such party.

                                  ARTICLE IV

                                 DISTRIBUTIONS

          Section 4.01 Priorities of Distribution. (a) On each Distribution Date, the Securities Administrator shall make the disbursements and transfers from amounts then on deposit in the Distribution Account in the following order of priority and to the extent of the Available Funds remaining:

     (i) to the holders of each Class of Principal Certificates and to the Supplemental Interest Trust in the following order of priority:

               (a) to the Supplemental Interest Trust, the sum of (x) all Net Swap Payment Amounts and (y) any Swap Termination Payment owed to the Swap Provider other than a Defaulted Swap Termination Payment owed to the Swap Provider, if any;

               (b) concurrently, (x) from the Interest Remittance Amount allocable to the Group I Mortgage Loans, to the Class 1A Certificates, their Accrued Certificate Interest and Unpaid Interest Amounts, allocated pro rata based on their respective entitlements to those amounts, (y) from the Interest Remittance Amount allocable to the Group II Mortgage Loans, to the Class 2A Certificates, their Accrued Certificate Interest and Unpaid Interest Amounts, allocated pro rata based on their respective entitlements to those amounts and (z) from the Interest Remittance Amount allocable to the Group III Mortgage Loans, to the Class 3A Certificates, their Accrued Certificate Interest and Unpaid Interest Amounts, allocated pro rata based on their respective entitlements to those amounts; provided, that if such funds allocable to either group of Mortgage Loans are insufficient to make the related payments set forth above, any such funds allocable to the other group remaining after making the related payments set forth above will be available to cover that shortfall;

               (c) from any remaining Interest Remittance Amounts, to the Class M Certificates, sequentially, in ascending numerical order, their related Accrued Certificate Interest for that Distribution Date; and

               (d) from any remaining Interest Remittance Amounts, to the Class B Certificates sequentially, in ascending numerical order, their related Accrued Certificate Interest for that Distribution Date;

     (ii) (A) on each Distribution Date (x) prior to the Stepdown Date or (y) with respect to which a Trigger Event is in effect, to the holders of the Class or Classes of Principal Certificates and Residual Certificates then entitled to distributions of principal as set forth below, an amount equal to the Principal Distribution Amount in the following order of priority:

               (a) concurrently, to the Class R, Class RC and Class RX Certificates, pro rata, from the Principal Distribution Amount related to the Group II Mortgage Loans, until their respective Class Certificate Balances have been reduced to zero;

               (b) to the Class A Certificates, in the following order of priority:

               concurrently,

               (i) from the Principal Distribution Amount related to the Class 1A Certificates (based on the Class A Principal Allocation Percentage), concurrently, to the Class 1A Supersenior Certificates and 1AMZ Component, allocated pro rata, until their respective Class Certificate Balances have been reduced to zero; with the exception that if a Sequential Trigger Event is in effect, principal distributions to the Class 1A Supersenior Certificates and 1AMZ Component will be allocated sequentially to the Class 1A1 Certificates, Class 1A2 Certificates, 1A3 Component and 1AMZ Component, in that order, until their respective Class Certificate Balances have been reduced to zero. Principal distributions to the Class 1A Supersenior Certificates pursuant to this Section 4.01(a)(ii)(A)(b)(i) shall be allocated sequentially to the Class 1A1 Certificates, Class 1A2 Certificates and 1A3 Component, in that order, until their respective Class Certificate Balances have been reduced to zero.

               (ii) from the Principal Distribution Amount related to the
                    Class 2A Certificates (based on the Class A Principal Allocation Percentage), concurrently, to the Class 2A Supersenior Certificates and 2AMZ Component, allocated pro rata, until their respective Class Certificate Balances have been reduced to zero; with the exception that if a Sequential Trigger Event is in effect, principal distributions to the Class 2A Supersenior Certificates and 2AMZ Component will be allocated sequentially to the Class 2A1 Certificates, 2A2 Component and 2AMZ Component, in that order, until their respective Class Certificate Balances have been reduced to zero. Principal distributions to the Class 2A Supersenior Certificates pursuant to this
                    Section 4.01(a)(ii)(A)(b)(ii) shall be allocated sequentially to the Class 2A1 Certificates and 2A2 Component, in that order, until their respective Class Certificate Balances have been reduced to zero.

              (iii) from the Principal Distribution Amount related to the
                    Class 3A Certificates (based on the Class A Principal Allocation Percentage), concurrently, to the Class 3A1A and Class 3A1B Certificates, allocated pro rata, until their respective Class Certificate Balances have been reduced to zero; with the exception that if a Sequential Trigger Event is in effect, principal distributions to the Class 3A1A and Class 3A1B Certificates will be allocated sequentially to the Class 3A1A and Class 3A1B Certificates, in that order, until their respective Class Certificate Balances have been reduced to zero.

provided, that if the Class Certificate Balances and component principal balances of any of the Class 1A, Class 2A or Class 3A Certificates is reduced to zero, then the remaining amount of principal distributions distributable to the Class A Certificates on such Distribution Date and the amount of those principal distributions on each subsequent Distribution Date will be distributed to the Class A Certificates remaining outstanding in accordance with the applicable distribution priorities in this clause (b), until their respective Class Certificate Balances have been reduced to zero;

               (c) from any remaining Principal Distribution Amounts, to the Class M Certificates, sequentially, in ascending numerical order, until their respective Class Certificate Balances have been reduced to zero; and

               (d) from any remaining Principal Distribution Amounts, to the Class B Certificates, sequentially, in ascending numerical order, until their respective Class Certificate Balances have been reduced to zero;

     (B) on each Distribution Date (x) on or after the Stepdown Date and (y) as long as a Trigger Event is not in effect, to the holders of the Class or Classes of Principal Certificates then entitled to distribution of principal as set forth below, an amount equal to the Principal Distribution Amount in the following order of priority:

               (a) to the Class A Certificates, in the following order of priority:

               concurrently,

               (i) to the Class 1A Certificates, in each case, in an aggregate amount equal to the lesser of the allocable portion for the Class 1A Certificates (based on the Class A Principal Allocation Percentage) of the Principal Distribution Amount and the allocable portion for the Class 1A Certificates (based on the Class A Principal Allocation Percentage) of the Class A Principal Distribution Amount, concurrently, to the Class 1A Supersenior Certificates and the 1AMZ Component, allocated pro rata, until their respective Class Certificate Balances have been reduced to zero. Principal distributions to the Class 1A Supersenior Certificates pursuant to this Section 4.01(a)(ii)(B)(a)(i) shall be allocated sequentially to the Class 1A1 Certificates, Class 1A2 Certificates and 2A2 Component, in that order, until their respective Class Certificate Balances have been reduced to zero.

               (ii) to the Class 2A Certificates, in each case, in an
                    aggregate amount equal to the lesser of the allocable portion for the Class 2A Certificates (based on the Class A Principal Allocation Percentage) of the Principal Distribution Amount and the allocable portion for the Class 2A Certificates (based on the Class A Principal Allocation Percentage) of the Class A Principal Distribution Amount concurrently, to the Class 2A Supersenior Certificates and the 2AMZ Component, allocated pro rata, until their respective Class Certificate Balances have been reduced to zero. Principal distributions to the Class 2A Supersenior Certificates pursuant to this Section 4.01(a)(ii)(B)(a)(ii) shall be allocated sequentially to the Class 2A1 Certificates and 2A2 Component, in that order, until their respective Class Certificate Balances have been reduced to zero.

              (iii) to the Class 3A Certificates, in each case, in an
                    aggregate amount equal to the lesser of the allocable portion for the Class 3A Certificates (based on the Class A Principal Allocation Percentage) of the Principal Distribution Amount and the allocable portion for the Class 3A Certificates (based on the Class A Principal Allocation Percentage) of the Class A Principal Distribution Amount concurrently, to the Class 3A1A and the Class 3A1B Certificates, allocated pro rata, until their respective Class Certificate Balances have been reduced to zero.

provided that if the Class Certificate Balances and component principal balances of any of the Class 1A, Class 2A or Class 3A Certificates is reduced to zero, then the remaining amount of principal distributions distributable to the Class A Certificates on such Distribution Date and the amount of those principal distributions on each subsequent Distribution Date will be distributed to the Class A Certificates remaining outstanding in accordance with the applicable distribution priorities in this clause (a), until their respective Class Certificate Balances have been reduced to zero;

               (b) to the Class M1 Certificates, the lesser of (x) the excess of (i) the Principal Distribution Amount over (ii) the amount distributed to the Class A Certificates in clause (ii)(B)(a) above and (y) the Class M1 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

               (c) to the Class M2 Certificates, the lesser of (x) the excess of (i) the Principal Distribution Amount over (ii) the amount distributed to the Class A Certificates in clause (ii)(B)(a) above and to the Class M1 Certificates in clause (ii)(B)(b) above and (y) the Class M2 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

               (d) to the Class M3 Certificates, the lesser of (x) the excess of (i) the Principal Distribution Amount over (ii) the amount distributed to the Class A Certificates in clause (ii)(B)(a) above, to the Class M1 Certificates in clause (ii)(B)(b) above and to the Class M2 Certificates in clause (ii)(B)(c) above and (y) the Class M3 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

               (e) to the Class M4 Certificates, the lesser of (x) the excess of (i) the Principal Distribution Amount over (ii) the amount distributed to the Class A Certificates in clause (ii)(B)(a) above, to the Class M1 Certificates in clause (ii)(B)(b) above, to the Class M2 Certificates in clause (ii)(B)(c) above and to the Class M3 Certificates in clause
     (ii)(B)(d) above and (y) the Class M4 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

               (f) to the Class M5 Certificates, the lesser of (x) the excess of (i) the Principal Distribution Amount over (ii) the amount distributed to the Class A Certificates in clause (ii)(B)(a) above, to the Class M1 Certificates in clause (ii)(B)(b) above, to the Class M2 Certificates in clause (ii)(B)(c) above, to the Class M3 Certificates in clause
     (ii)(B)(d) above and to the Class M4 Certificates in clause (ii)(B)(e) above and (y) the



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

     Class M5 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

               (g) to the Class M6 Certificates, the lesser of (x) the excess of (i) the Principal Distribution Amount over (ii) the amount distributed to the Class A Certificates in clause (ii)(B)(a) above, to the Class M1 Certificates in clause (ii)(B)(b) above, to the Class M2 Certificates in clause (ii)(B)(c) above, to the Class M3 Certificates in clause
     (ii)(B)(d) above, to the Class M4 Certificates in clause (ii)(B)(e) above and to the Class M5 Certificates in clause (ii)(B)(f) above and (y) the Class M6 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

               (h) to the Class B1 Certificates, the lesser of (x) the excess of (i) the Principal Distribution Amount over (ii) the amount distributed to the Class A Certificates in clause (ii)(B)(a) above, to the Class M1 Certificates in clause (ii)(B)(b) above, to the Class M2 Certificates in clause (ii)(B)(c) above, to the Class M3 Certificates in clause
     (ii)(B)(d) above, to the Class M4 Certificates in clause (ii)(B)(e) above, to the Class M5 Certificates in clause (ii)(B)(f) above and to the Class M6 Certificates in clause (ii)(B)(g) above and (y) the Class B1 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

               (i) to the Class B2 Certificates, the lesser of (x) the excess of (i) the Principal Distribution Amount over (ii) the amount distributed to the Class A Certificates in clause (ii)(B)(a) above, to the Class M1 Certificates in clause (ii)(B)(b) above, to the Class M2 Certificates in clause (ii)(B)(c) above, to the Class M3 Certificates in clause
     (ii)(B)(d) above, to the Class M4 Certificates in clause (ii)(B)(e) above, to the Class M5 Certificates in clause (ii)(B)(f) above, to the Class M6 Certificates in clause (ii)(B)(g) above and to the Class B1 Certificates in clause (ii)(B)(h) above and (y) the Class B2 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero; and

     (iii) any Available Funds remaining after the distributions in clauses
(i) and (ii) above is required to be distributed in the following order of priority with respect to the certificates:

               (a) if and to the extent that the Interest Remittance Amounts distributed pursuant to clause (i) above were insufficient to make the full distributions in respect of interest set forth in such clause, (x) to the holders of each Class of the Class A Certificates, any Accrued Certificate Interests and Unpaid Interest Amounts, pro rata among such Classes based on their entitlement to those amounts, and then (y) to the holders of each Class of the Class M and Class B Certificates, any Accrued Certificate Interests for that Distribution Date, in the order of priority for such Classes set forth in clause (i) above;

               (b) to the Class M Certificates, sequentially, in ascending numerical order, any Unpaid Interest Amounts for those Classes;

               (c) to the Class B Certificates, sequentially, in ascending numerical order, any Unpaid Interest Amounts for those Classes;

               (d) to the Excess Reserve Fund Account, the amount of any Basis Risk Payment (without regard to Net Swap Receipt Amounts) for that Distribution Date;

               (e) from funds on deposit in the Excess Reserve Fund Account with respect to that Distribution Date, an amount equal to any Basis Risk Carry Forward Amount with respect to the Principal Certificates for that Distribution Date in the same order and priority in which accrued certificate interest is allocated among those Classes of Certificates, with the allocation to the Class A Certificates being allocated pro rata based on their Class Certificate Balances or component principal balances, as applicable; provided, that, if for any Distribution Date, after the allocation of the remaining unpaid Basis Risk Carry Forward Amounts to the Class A Certificates, the remaining unpaid Basis Risk Carry Forward Amount for any of the Class A Certificates or any component is reduced to zero, any amount of remaining unpaid Basis Risk Carry Forward Amount that would have been allocated to that Class A Certificate or component for that Distribution Date will instead be allocated, pro rata, based on their respective remaining unpaid Basis Risk Carry Forward Amounts, to the other Class A Certificates (and with respect to the Component Classes, to the related Components) to the extent the other Class A Certificates (or Components) have any remaining unpaid Basis Risk Carry Forward Amounts;

               (f) if a 40-Year Trigger Event is in effect, then any remaining amounts will be distributed first, to the Class A Certificates, allocated in the order of priority for such Classes set forth in clauses (a)(i) and
     (a)(ii) above, and then sequentially to the Class M1, Class M2, Class, M3, Class M4, Class M5, Class M6, Class B1 and Class B2 Certificates, the lesser of (x) any remaining amounts and (y) the amount necessary to increase the actual Overcollateralized Amount for such Distribution Date so the 40-Year Trigger Event is no longer in effect, in each case, until their respective Class Certificate Balances have been reduced to zero;

               (g) to the Supplemental Interest Trust, the amount of any Defaulted Swap Termination Payment owed to the Swap Provider;

               (h) to the Class X Certificates, the Class X Distributable Amount not distributed pursuant to Section 4.01(a)(iii)(a) - (g); and

               (i) to the holders of the Class R Certificates, any remaining amount.

          On each Distribution Date, all amounts representing Prepayment Premiums from the Mortgage Loans received during the related Principal Prepayment Period shall be distributed by the Securities Administrator to the holders of the Class P Certificates.

          Notwithstanding the foregoing description of allocation of principal distributions to the Class A Certificates, from and after the Distribution Date on which the aggregate Class Certificate Balance of the Subordinated Certificates and the Overcollateralized Amount have been reduced to zero, any principal distributions to the holders of the Class A Certificates on any Distribution Date will be allocated pro rata based on their respective Class Certificate Balances until their respective Class Certificate Balances have been reduced to zero, except that so long as



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

a Sequential Trigger Event is in effect, principal distributions (i) to the Class 1A Supersenior Certificates and 1AMZ Component will be allocated to the Class 1A Supersenior Certificates, until their Class Certificate Balances have been reduced to zero, and then to the 1AMZ Component, until its Class Certificate Balance has been reduced to zero, (ii) to the Class 2A Supersenior Certificates and 2AMZ Component will be allocated to the Class 2A Supersenior Certificates, until their Class Certificate Balances have been reduced to zero, and then to the 2AMZ Component, until its Class Certificate Balance has been reduced to zero and (iii) to the Class 3A1A and Class 3A1B Certificates will be allocated to the Class 3A1A Certificates, until its Class Certificate Balance has been reduced to zero, and then to the Class 3A1B Certificates, until its Class Certificate Balance has been reduced to zero. Principal distributions to the Class 1A Supersenior Certificates pursuant to this paragraph will be allocated concurrently to the Class 1A1 Certificates, the Class 1A2 Certificates and the 1A3 Component until their respective Class Certificate Balances have been reduced to zero and principal distributions to the Class 2A Supersenior Certificates pursuant to this paragraph will be allocated concurrently to the Class 2A1 Certificates and the 2A2 Component until their respective Class Certificate Balances have been reduced to zero.

          On any Distribution Date, any Relief Act Shortfalls and any Net Prepayment Interest Shortfalls will be allocated first to excess interest on the Mortgage Loans (meaning the amount in respect of interest otherwise distributable on the Class X Certificates) for the related Distribution Date and thereafter as a reduction to the Accrued Certificate Interest for the Principal Certificates on a pro rata basis based on the respective amounts of interest accrued on those certificates for that Distribution Date. The holders of the Principal Certificates will not be entitled to reimbursement for the allocation of any of those shortfalls described in the preceding sentence.

          Upon any exercise of the purchase option set forth in Section 11.01, the Securities Administrator shall distribute to the holders of the Class RC Certificates any amounts required to be distributed on the Class RC Certificates pursuant to Section 11.01 or 11.02.

          Section 4.02 Monthly Statements to Certificateholders. (a) Not later than each Distribution Date, the Securities Administrator shall make available to each Certificateholder, the Depositor, the Trustee and each Rating Agency a statement based, in part, upon the information provided by the Servicers setting forth with respect to the related distribution:

          (i) the amount thereof allocable to principal, separately identifying the aggregate amount of any Principal Prepayments and Liquidation Proceeds included therein;

          (ii) the amount thereof allocable to interest, any Unpaid Interest Amount included in such distribution and any remaining Unpaid Interest Amount after giving effect to such distribution, any Basis Risk Carry Forward Amount for such Distribution Date and the amount of all Basis Risk Carry Forward Amount covered by withdrawals from the Excess Reserve Fund Account on such Distribution Date;

          (iii) if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall and the allocation thereof as between principal and interest, including any Basis Risk Carry Forward\ Amount not covered by amounts in the Excess Reserve Fund Account;

          (iv) the Class Certificate Balance of each Class of Certificates and the notional amount of the Class P Certificates after giving effect to the distribution of principal on such Distribution Date;

          (v) the aggregate Stated Principal Balance of the Mortgage Loans for the following Distribution Date;

          (vi) the amount of the expenses and fees paid to or retained by the Servicer with respect to such Distribution Date;

          (vii) the amount of any Administrative Fees paid to the Master Servicer or Securities Administrator with respect to such Distribution Date;

          (viii) the Pass-Through Rate for each such Class of Certificates with respect to such Distribution Date;

          (ix) the amount of P&I Advances included in the distribution on such Distribution Date and the aggregate amount of P&I Advances reported by the Servicers (and the Master Servicer, the Trustee as successor master servicer and any other successor master servicer, if applicable) as outstanding as of the close of business on the Determination Date immediately preceding such Distribution Date;

          (x) the number and aggregate outstanding principal balances of Mortgage Loans (1) as to which the Monthly Payment is delinquent 31 to 60 days, 61 to 90 days and 91 or more days (each to be calculated using the OTS method), (2) that have become REO Property, (3) that are in foreclosure and (4) that are in bankruptcy, in each case as of the close of business on the last Business Day of the immediately preceding month;

          (xi) the total number and principal balance of any REO Properties (and market value, if available) as of the close of business on the Determination Date preceding such Distribution Date;

          (xii) whether a Trigger Event has occurred and is continuing (including the calculation demonstrating the existence of the Trigger Event and the aggregate outstanding balance of all 60+ Day Delinquent Mortgage Loans);

          (xiii) the amount on deposit in the Excess Reserve Fund Account (after giving effect to distributions on such Distribution Date);

          (xiv) in the aggregate and for each Class of Certificates, the aggregate amount of Applied Realized Loss Amounts incurred during the preceding calendar month and aggregate Applied Realized Loss Amounts through such Distribution Date;

          (xv) the amount of any Net Monthly Excess Cash Flow on such Distribution Date and the allocation thereof to the Certificateholders with respect to Unpaid Interest Amounts;

          (xvi) the Overcollateralized Amount and Specified Overcollateralized Amount;

          (xvii) the Prepayment Premiums collected by or paid by the Servicers;

          (xviii) the percentage equal to the aggregate realized losses divided by the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date;

          (xix) the amount distributed on the Class X and Class P
     Certificates;

          (xx) the amount of any Subsequent Recoveries for such Distribution Date; and

          (xxi) updated Mortgage Loan information, such as weighted average interest rate, and weighted average remaining term.

          (b) The Securities Administrator's responsibility for providing the above statement to the Certificateholders, each Rating Agency, the Trustee and the Depositor is limited to the availability, timeliness and accuracy of the information derived from the Master Servicer, the Servicers and the Responsible Parties. The Securities Administrator shall provide the above statement via the Securities Administrator's internet website which shall be initially located at http://www.ctslink.com. Assistance in using the website can be obtained by calling the Securities Administrator's investor relations desk at 1-866-846-4526. The Securities Administrator will also make a paper copy of the above statement available upon request.

          (c) Upon request, within a reasonable period of time after the end of each calendar year, the Securities Administrator shall cause to be furnished to each Person who at any time during the calendar year was a Certificateholder, a statement containing the information set forth in clauses
(a)(i), (a)(ii), (a)(iii) and (a)(vii) of this Section 4.03 aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Securities Administrator shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Securities Administrator pursuant to any requirements of the Code as from time to time in effect.

          The Securities Administrator shall be entitled to rely on information provided by third parties for purposes of preparing the foregoing report, but shall not be responsible for the accuracy of such information.

          Section 4.03 Allocation of Applied Realized Loss Amounts. Any Applied Realized Loss Amounts will be allocated to the most junior Class of Subordinated Certificates then outstanding in reduction of the Class Certificate Balance thereof. In the event, Applied Realized Loss Amounts are allocated to any Class of Certificates, their Class Certificate Balance shall be reduced by the amount so allocated and no funds shall be distributed with respect to the written down amounts or with respect to interest or Basis Risk Carry Forward Amounts on the written down amounts on that Distribution Date or any future Distribution Dates, even if funds are otherwise available therefor.

          Notwithstanding the foregoing, the Class Certificate Balance of each Class of Subordinated Certificates that has been previously reduced by Applied Realized Loss Amounts will be increased, in the order of seniority, by the amount of the Subsequent Recoveries (but not in excess of the Applied Realized Loss Amount allocated to the applicable Class of Subordinated Certificates).

          Section 4.04 Certain Matters Relating to the Determination of LIBOR and the Effective Federal Funds Rate. LIBOR shall be calculated by the Securities Administrator in accordance with the definition of "LIBOR." Until all of the LIBOR Certificates are paid in full, the Securities Administrator will at all times retain at least four (4) Reference Banks for the purpose of determining LIBOR with respect to each LIBOR Determination Date. The
Securities Administrator initially shall designate the Reference Banks (after consultation with the Depositor). Each "Reference Bank" shall be a leading bank engaged in transactions in Eurodollar deposits in the international Eurocurrency market, shall not control, be controlled by, or be under common control with, the Securities Administrator and shall have an established place of business in London. If any such Reference Bank should be unwilling or unable to act as such or if the Securities Administrator should terminate its appointment as Reference Bank, the Securities Administrator shall promptly appoint or cause to be appointed another Reference Bank (after consultation with the Depositor). The Securities Administrator shall have no liability or responsibility to any Person for (i) the selection of any Reference Bank for purposes of determining LIBOR or (ii) any inability to retain at least four Reference Banks which is caused by circumstances beyond its reasonable control.

          The Effective Federal Funds Rate shall be calculated by the Securities Administrator in accordance with the definition of "Effective Federal Funds Rate."

          The Pass-Through Rate for each Class of Principal Certificates for each Interest Accrual Period shall be determined by the Securities Administrator on each LIBOR Determination Date or each Federal Funds Calculation Date, as applicable, so long as the Principal Certificates are outstanding. The Pass-Through Rate for each Class of LIBOR Certificates shall be determined on the basis of LIBOR and the respective formulae appearing in footnotes corresponding to the LIBOR Certificates in the table relating to the Certificates in the Preliminary Statement while the Pass-Through Rate for the Class 2A1 Certificates shall be determined on the basis of the Effective Federal Funds Rate and the formula appearing in the footnote corresponding to the Class 2A1 Certificates. The Securities Administrator shall not have any liability or responsibility to any Person for its inability, following a good faith reasonable effort, to obtain quotations from the Reference Banks, with respect to the LIBOR Certificates, or to determine the arithmetic mean or weighted average referred to in the definition of LIBOR or Effective Federal Funds Rate, as applicable, all as provided for in this Section 4.04 and the definition of LIBOR and the Effective Federal Funds Rate, as applicable. The establishment of LIBOR, the Effective Federal Funds Rate and each Pass-Through Rate for the Principal Certificates by the Securities Administrator shall (in the absence of manifest error) be final, conclusive and binding upon each Holder of a Certificate and the Trustee.

          Section 4.05 Supplemental Interest Trust. On the Closing Date, the Depositor does hereby establish, pursuant to the further provisions of this Agreement and the laws of the State of New York, the Supplemental Interest Trust and Deutsche Bank National Trust Company is hereby appointed as Supplemental Interest Trust Trustee in accordance with the provisions of this Agreement. On the Closing Date, the Securities Administrator on behalf of the Supplemental Interest Trust shall establish and maintain in its name a separate non-interest bearing trust account (the "Supplemental Interest Trust Account"), which will be a separate account, for the benefit of the Holders of the Certificates as a part of the Supplemental Interest Trust. The Supplemental Interest Trust shall hold the Interest Rate Swap Agreement. The Supplemental Interest Trust Account shall be an Eligible Account, and funds on deposit therein shall be held separate and apart from, and shall not be commingled with, any other moneys, including, without limitation, other moneys of the Trustee held pursuant to this Agreement.

          On any Distribution Date, Swap Termination Payments, Net Swap Payment Amounts owed to the Swap Provider and Net Swap Receipt Amounts for that Distribution Date will be deposited into the Supplemental Interest Trust. For so long as the Swap Provider under each Interest Rate Swap Agreement is the same Person, amounts payable under the Interest Rate Swap Agreements may be netted to determine the aggregate Net Swap Payment Amount or Net Swap Receipt Amount for each Distribution Date. Funds in the Supplemental Interest Trust Account will be distributed in the following order of priority:

          (i) to the Swap Provider, the sum of (x) all Net Swap Payment Amounts and (y) any Swap Termination Payment, other than a Defaulted Swap Termination Payment, to the Swap Provider, if any, owed for that Distribution Date;

          (ii) to the Certificateholders, to pay Accrued Certificate Interest and, if applicable, any Unpaid Interest Amounts as described in clause
     (i) of Section 4.01(a), to the extent unpaid from other Available Funds;

          (iii) to the Certificateholders, to pay principal as described in clause (ii)(A) and clause (ii)(B) of Section 4.01(a), but only to the extent necessary to maintain the Overcollateralized Amount at the Specified Overcollateralized Amount, as a result of current or prior Realized Losses not previously reimbursed, after giving effect to payments and distributions from other Available Funds;

          (iv) to the Certificateholders, to pay Unpaid Interest Amounts and Basis Risk Carry Forward Amounts as described in clause (iii) of Section 4.01(a), to the extent unpaid from other Available Funds (including funds on deposit in the Excess Reserve Fund Account);

          (v) to the Swap Provider, any Defaulted Swap Termination Payment owed to the Swap Provider for that Distribution Date; and

          (vi) to the holders of the Class X Certificates, any remaining amounts.

          Upon termination of the Trust, any amounts remaining in the Supplemental Interest Trust shall be distributed pursuant to the priorities set forth in this Section 4.05.

          The Securities Administrator shall account for the Supplemental Interest Trust as an asset of a grantor trust under subpart E, Part I of subchapter J of the Code and not as an asset of any Trust REMIC created pursuant to this Agreement. The beneficial owners of the

Supplemental Interest Trust are the Class X Certificateholders. For federal income tax purposes, Net Swap Payment Amounts and Swap Termination Payments payable to the Swap Provider shall be deemed to be paid to the Supplemental Interest Trust first, by the Holder of the Class X Certificates and second, other than any Defaulted Swap Termination Payment, from the Upper-Tier REMIC by the Holders of the applicable Class or Classes of Principal Certificates as and to the extent provided in Section 8.14.

          Any Tax Basis Risk Carry Forward Amounts distributed by the Securities Administrator to the Principal Certificateholders shall be accounted for by the Securities Administrator, for federal income tax purposes, as amounts paid first to the Holders of the Class X Certificates and (to the extent remaining after payments to the Swap Provider) then to the respective Class or Classes of Principal Certificates. In addition, the Securities Administrator shall account for the rights of Holders of each Class of Floating Certificates to receive payments of Tax Basis Risk Carry Forward Amounts from the Supplemental Interest Trust (along with Tax Basis Risk Carry Forward Amounts payable from the Excess Reserve Fund Account) as rights in a separate limited recourse interest rate cap contract written by the Class X Certificateholders in favor of Holders of each such Class.

          The Supplemental Interest Trust shall be an "outside reserve fund" for federal income tax purposes and will not be an asset of any Trust REMIC. Furthermore, the Holders of the Class X Certificates shall be the beneficial owners of the Supplemental Interest Trust for all federal income tax purposes, and shall be taxable on all income earned thereon.

          Section 4.06 Trust's Obligations under the Interest Rate Swap Agreements; Replacement and Termination of the Interest Rate Swap Agreements.

          (a) Upon the Securities Administrator obtaining actual knowledge of the rating of the Swap Provider falling below the Required Hedge Counterparty Rating (as defined in the applicable Interest Rate Swap Agreement), the Securities Administrator, acting at the written direction of the Depositor, shall attempt to negotiate an ISDA Credit Support Annex (as defined in the applicable Interest Rate Swap Agreement) with the Swap Provider that meets the terms of the applicable Interest Rate Swap Agreement. If an ISDA Credit Support Annex is negotiated, the Securities Administrator, acting at the written direction of the Depositor, shall set up an account in accordance with
Section 3.01(c) to hold cash or other eligible investments pledged under such ISDA Credit Support Annex. Any cash or other eligible investments pledged under an ISDA Credit Support Annex shall not be part of the Distribution Account, the Excess Reserve Fund Account or the Supplemental Interest Trust unless they are applied in accordance with such ISDA Credit Support Annex to make a payment due to the Trust pursuant to the Interest Rate Swap Agreements.

          (b) Upon the Securities Administrator obtaining actual knowledge of an Event of Default (as defined in the applicable Interest Rate Swap
Agreement) or Termination Event (as defined in the applicable Interest Rate Swap Agreement) for which the Trust has the right to designate an Early Termination Date (as defined in the applicable Interest Rate Swap Agreement), the Securities Administrator will act at the written direction of the Depositor as to whether it will designate an Early Termination Date; provided, however, that the Securities Administrator, on behalf of the Trust, shall provide written notice to each Rating Agency following the Event of Default or Termination Event. Upon the termination of any Interest Rate Swap Agreement under the circumstances contemplated by this
Section 4.08(b), the Securities Administrator, on behalf of the Trust, shall use its reasonable best efforts to enforce the rights of the Trust and the Trustee thereunder as may be permitted by the terms of such Interest Rate Swap Agreement and consistent with the terms hereof, and shall apply the proceeds of any such efforts to enter into a replacement interest rate swap agreement with another swap provider. The Securities Administrator shall be responsible for selecting any successor swap provider only at the direction and expense of the Depositor. To the extent such replacement interest rate swap agreement can be entered into, any termination payments received by the Trust in respect of the terminated interest rate swap agreement shall be used, to the extent necessary, by the Trust for the purpose of entering into such replacement interest rate swap agreement.

          (c) Notwithstanding all other provisions in this Agreement, in the event that the Supplemental Interest Trust, at the direction of the Depositor, enters into a replacement interest rate swap agreement and the Supplemental Interest Trust is entitled to receive a payment from a replacement swap provider (such payment, a "Replacement Swap Provider Payment"), the Securities Administrator on behalf of the Supplemental Interest Trust shall deposit such Replacement Swap Provider Payment into the Supplemental Interest Trust Account and pay to the Swap Provider the lesser of (x) the amount so received and (y) any Swap Termination Payment owed to the Swap Provider (to the extent not already paid by the Supplemental Interest Trust) that is being replaced immediately upon receipt of the Replacement Swap Provider Payment, regardless of whether the date of receipt thereof is a Distribution Date; provided that to the extent that the Replacement Swap Provider Payment is less than the Swap Termination Payment owed to the Swap Provider that is being replaced, any remaining amounts will be paid to the Swap Provider on the subsequent Distribution Date (unless the Replacement Swap Provider Payment is paid to the Swap Provider on a Distribution Date, in which case such remaining amounts will be paid on such Distribution Date) in accordance with Section 4.06 of this Agreement. For the avoidance of doubt, the parties agree that the Swap Provider shall have first priority to any Replacement Swap Provider Payment (to the extent that the Swap Provider is owed a Swap Termination Payment from the Supplemental Interest Trust) over the payment of all or any portion of such Replacement Swap Provider Payment by the Trust or the Supplemental Interest Trust to Certificateholders, the Servicer, the Trustee or any other Person.

          (d) The Securities Administrator shall deliver or cause to be delivered the federal taxpayer identification number of the Supplemental Interest Trust on a correct, complete and duly executed IRS Form W-9 of the Supplemental Interest Trust to the Swap Provider promptly after execution of the Interest Rate Swap Agreement but no later than the first Distribution Date and thereafter, promptly upon actual knowledge of a Responsible Officer of the Securities Administer that such previously provided form is obsolete or incorrect and, if requested by the Swap Provider, an applicable IRS Form W-8IMY.



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

                                   ARTICLE V

                               THE CERTIFICATES

          Section 5.01 The Certificates. The Certificates shall be substantially in the forms attached hereto as exhibits. The Certificates shall be issuable in registered form, in the minimum denominations, integral multiples in excess thereof (except that one Certificate in each Class may be issued in a different amount) and aggregate denominations per Class set forth in the Preliminary Statement.

          The Depositor hereby directs the Securities Administrator to register the Class X and Class P Certificates in the name of the Depository Trust Company or its designee. On a date as to which the Depositor notifies the Securities Administrator, the Depositor hereby directs the Securities Administrator to transfer the Class X and Class P Certificates in the name of the NIM Trustee or such other name or names as the Depositor shall request, and to deliver the Class X and Class P Certificates to the NIM Trustee, or to such other person or persons as the Depositor shall request.

          Subject to Section 11.02 respecting the final distribution on the Certificates, on each Distribution Date the Securities Administrator shall make distributions to each Certificateholder of record on the preceding Record Date either (x) by wire transfer in immediately available funds to the account of such holder at a bank or other entity having appropriate facilities therefor as directed by that Certificateholder by written wire instructions provided to the Securities Administrator or (y), in the event that no wire instructions are provided to the Securities Administrator, by check mailed by first class mail to such Certificateholder at the address of such holder appearing in the Certificate Register.

          The Certificates shall be executed by manual or facsimile signature on behalf of the Securities Administrator by an authorized officer. Certificates bearing the manual or facsimile signatures of individuals who were, at the time such signatures were affixed, authorized to sign on behalf of the Securities Administrator shall bind the Securities Administrator, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the authentication and delivery of any such Certificates or did not hold such office at the date of such Certificate. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless authenticated by the Securities Administrator by manual signature, and such authentication upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly executed and delivered hereunder. All Certificates shall be dated the date of their authentication. On the Closing Date, the Securities Administrator shall authenticate the Certificates to be issued at the direction of the Depositor, or any affiliate thereof.

          Section 5.02 Certificate Register; Registration of Transfer and Exchange of Certificates. (a) The Securities Administrator shall maintain, in accordance with the provisions of Section 5.06, a Certificate Register for the Trust Fund in which, subject to the provisions of subsections (b) and (c) below and to such reasonable regulations as it may prescribe, the Securities Administrator shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. Upon surrender for registration of transfer of any



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Certificate, the Securities Administrator shall execute and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same Class and aggregate Percentage Interest.

          At the option of a Certificateholder, Certificates may be exchanged for other Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest upon surrender of the Certificates to be exchanged at the office or agency of the Securities Administrator. Whenever any Certificates are so surrendered for exchange, the Securities Administrator shall execute, authenticate and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Securities Administrator duly executed by the holder thereof or his attorney duly authorized in writing. In the event, the Depositor or an Affiliate transfers the Class X Certificates, or a portion thereof, to another Affiliate, it shall notify the Securities Administrator in writing of the affiliated status of the transferee. The Securities Administrator shall have no liability regarding the lack of notice with respect thereto.

          No service charge to the Certificateholders shall be made for any registration of transfer or exchange of Certificates, but payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates may be required.

          All Certificates surrendered for registration of transfer or exchange shall be cancelled and subsequently destroyed by the Securities Administrator in accordance with the Securities Administrator's customary procedures.

          (b) No transfer of a Private Certificate shall be made unless such transfer is made pursuant to an effective registration statement under the Securities Act and any applicable state securities laws or is exempt from the registration requirements under said Act and such state securities laws. Except with respect to (i) the initial transfer of the Class X or Class P Certificates on the Closing Date, (ii) the transfer of the Class X or Class P Certificates to the NIM Issuer or the NIM Trustee or (iii) a transfer of the Class X or Class P Certificates to the Depositor or any Affiliate of the Depositor, in the event that a transfer of a Private Certificate which is a Physical Certificate is to be made in reliance upon an exemption from the Securities Act and such laws, in order to assure compliance with the Securities Act and such laws, the Certificateholder desiring to effect such transfer shall certify to the Securities Administrator in writing the facts surrounding the transfer in substantially the form set forth in Exhibit H (the "Transferor Certificate") and either (i) there shall be delivered to the Securities Administrator a letter in substantially the form of Exhibit I (the "Rule 144A Letter") or (ii) there shall be delivered to the Securities Administrator at the expense of the transferor an Opinion of Counsel that such transfer may be made without registration under the Securities Act. In the event that a transfer of a Private Certificate which is a Book-Entry Certificate is to be made in reliance upon an exemption from the Securities Act and such laws, in order to assure compliance with the Securities Act and such laws, the Certificateholder desiring to effect such transfer will be deemed to have made as of the transfer date each of the certifications set forth in the Transferor Certificate in respect of such Certificate and the transferee will be deemed to have made as of the transfer date each of the certifications set forth in the Rule 144A Letter in respect of such



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Certificate, in each case as if such Certificate were evidenced by a Physical
Certificate. The Depositor shall provide to any Holder of a Private Certificate and any prospective transferee designated by any such Holder, information regarding the related Certificates and the Mortgage Loans and such other information as shall be necessary to satisfy the condition to eligibility set forth in Rule 144A(d)(4) for transfer of any such Certificate without registration thereof under the Securities Act pursuant to the registration exemption provided by Rule 144A. The Trustee and the Securities Administrator shall cooperate with the Depositor in providing the Rule 144A information referenced in the preceding sentence, including providing to the Depositor such information regarding the Certificates, the Mortgage Loans and other matters regarding the Trust Fund as the Depositor shall reasonably request to meet its obligation under the preceding sentence. Each Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor and each Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

          Except with respect to (i) the initial transfer of the Class X or Class P Certificates on the Closing Date, (ii) the transfer of the Class X or Class P Certificates to the NIM Issuer or the NIM Trustee or (iii) a transfer of the Class X or Class P Certificates to the Depositor or any Affiliate of the Depositor, no transfer of an ERISA-Restricted Certificate shall be made unless the Securities Administrator shall have received either (i) a representation from the transferee of such Certificate acceptable to and in form and substance satisfactory to the Securities Administrator (in the event such Certificate is a Private Certificate or a Residual Certificate, such requirement is satisfied only by the Securities Administrator's receipt of a representation letter from the transferee substantially in the form of Exhibit G), to the effect that such transferee is not an employee benefit plan or arrangement subject to Section 406 of ERISA, a plan subject to Section 4975 of the Code or a plan subject to any Federal, state or local law ("Similar Law") materially similar to the foregoing provisions of ERISA or the Code, nor a person acting on behalf of any such plan or arrangement nor using the assets of any such plan or arrangement to effect such transfer (each such investor a "Plan"), (ii) in the case of an ERISA-Restricted Certificate (other than a Residual Certificate) that has been the subject of an ERISA-Qualifying Underwriting, a representation that the purchaser is an insurance company that is purchasing such Certificates with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption ("PTCE") 95-60) and that the purchase and holding of such Certificates satisfy the requirements for exemptive relief under Sections I and III of PTCE 95-60 or
(iii) in the case of any ERISA-Restricted Certificate presented for registration in the name of an employee benefit plan subject to Title I of ERISA, a plan or arrangement subject to Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a plan subject to Similar Law, or a trustee of any such plan or any other person acting on behalf of any such plan or arrangement or using such plan's or arrangement's assets, an Opinion of Counsel satisfactory to the Securities Administrator and the Depositor, which Opinion of Counsel shall not be an expense of the Trustee, the Depositor, the Securities Administrator or the Trust Fund, addressed to the Securities Administrator and the Depositor, to the effect that the purchase and holding of such ERISA-Restricted Certificate will not constitute or result in a non-exempt prohibited transaction within the meaning of ERISA, Section 4975 of the Code or any Similar Law and will not subject the Trustee, the Depositor, the Master Servicer, any other servicer or the Securities Administrator to any obligation in addition to those expressly undertaken in this Agreement or to any liability. For purposes of the



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preceding sentence, with respect to an ERISA-Restricted Certificate that is not a Private Certificate or a Residual Certificate, in the event the representation letter referred to in the preceding sentence is not furnished, such representation shall be deemed to have been made to the Securities Administrator by the transferee's (including an initial acquirer's) acceptance of the ERISA-Restricted Certificates. In the event that such representation is violated, or any attempt is made to transfer to a plan or arrangement subject to Section 406 of ERISA, a plan subject to Section 4975 of the Code or a plan subject to Similar Law, or a person acting on behalf of any such plan or arrangement or using the assets of any such plan or arrangement, without such Opinion of Counsel, such attempted transfer or acquisition shall be void and of no effect.

          During the period the Supplemental Interest Trust is in effect, no transfer of a Certificate shall be made unless the Securities Administrator shall have received either (i) a representation from the transferee of such Certificate acceptable to and in form and substance satisfactory to the Securities Administrator to the effect that such transferee is not a Plan, or
(ii) a representation that the purchase and holding of the Certificate satisfy the requirements for exemptive relief under PTCE 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60, PTCE 96-23 or a similar exemption, or in the case of a Plan subject to Similar Law, will not constitute a non-exempt violation of such Similar Law. In the event such a representation letter is not delivered, one of the foregoing representations, as appropriate, shall be deemed to have been made by the transferee's (including an initial acquirer's) acceptance of the Certificate. In the event that such representation is violated, such transfer or acquisition shall be void and of no effect. The Residual Certificates may not be sold to any employee benefit plan subject to Title I of ERISA, any plan subject to Section 4975 of the Code, or any plan subject to any Similar Law or any person investing on behalf of or with plan assets of such plan.

          The Securities Administrator shall have no duty to monitor transfers of beneficial interests in any Book-Entry Certificate and shall not be under liability to any Person for any registration of transfer of any ERISA Restricted Certificate that is in fact not permitted by this Section 5.02(b) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered by the Securities Administrator in accordance with the foregoing requirements.

          (c) Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

          (i) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Securities Administrator of any change or impending change in its status as a Permitted Transferee;

          (ii) No Ownership Interest in a Residual Certificate may be registered on the Closing Date or thereafter transferred, and the Securities Administrator shall not register the Transfer of any Residual Certificate unless, in addition to the certificates required to be delivered to the Securities Administrator under subparagraph (b) above, the Securities



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     Administrator shall have been furnished with an affidavit (a "Transfer
     Affidavit") of the initial owner or the proposed transferee in the form attached hereto as Exhibit G;

          (iii) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall agree (A) to obtain a Transfer Affidavit from any other Person to whom such Person attempts to Transfer its Ownership Interest in a Residual Certificate, (B) to obtain a Transfer Affidavit from any Person for whom such Person is acting as nominee, trustee or agent in connection with any Transfer of a Residual Certificate and (C) not to Transfer its Ownership Interest in a Residual Certificate or to cause the Transfer of an Ownership Interest in a Residual Certificate to any other Person if it has actual knowledge that such Person is not a Permitted Transferee;

          (iv) Any attempted or purported Transfer of any Ownership Interest in a Residual Certificate in violation of the provisions of this Section 5.02(c) shall be absolutely null and void and shall vest no rights in the purported Transferee. If any purported transferee shall become a Holder of a Residual Certificate in violation of the provisions of this Section 5.02(c), then the last preceding Permitted Transferee shall be restored to all rights as Holder thereof retroactive to the date of registration of Transfer of such Residual Certificate. Neither the Securities Administrator nor the Trustee shall have any liability to any Person for any registration of Transfer of a Residual Certificate that is in fact not permitted by Section 5.02(b) and this Section 5.02(c) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement. The Securities Administrator shall be entitled but not obligated to recover from any Holder of a Residual Certificate that was in fact not a Permitted Transferee at the time it became a Holder or, at such subsequent time as it became other than a Permitted Transferee, all payments made on such Residual Certificate at and after either such time. Any such payments so recovered by the Securities Administrator shall be paid and delivered by the Securities Administrator to the last preceding Permitted Transferee of such Certificate; and

          (v) The Depositor shall use its best efforts to make available, upon receipt of written request from the Securities Administrator, all information necessary to compute any tax imposed under Section 860E(e) of the Code as a result of a Transfer of an Ownership Interest in a Residual Certificate to any Holder who is not a Permitted Transferee.

          The restrictions on Transfers of a Residual Certificate set forth in this Section 5.02(c) shall cease to apply (and the applicable portions of the legend on a Residual Certificate may be deleted) with respect to Transfers occurring after delivery to the Securities Administrator of an Opinion of Counsel, which Opinion of Counsel shall not be an expense of the Trust Fund, the Trustee, or the Securities Administrator, to the effect that the elimination of such restrictions will not cause any Trust REMIC to fail to qualify as a REMIC at any time that the Certificates are outstanding or result in the imposition of any tax on the Trust Fund, a Certificateholder or another Person. Each Person holding or acquiring any Ownership Interest in a Residual Certificate hereby consents to any amendment of this Agreement which, based on an Opinion of Counsel furnished to the Securities Administrator, is reasonably necessary (A) to ensure that the record ownership of, or any beneficial interest in, a Residual Certificate is not transferred,



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directly or indirectly, to a Person that is not a Permitted Transferee and (B)
to provide for a means to compel the Transfer of a Residual Certificate which is held by a Person that is not a Permitted Transferee to a Holder that is a Permitted Transferee.

          (d) The preparation and delivery of all certificates and opinions referred to above in this Section 5.02 in connection with transfer shall be at the expense of the parties to such transfers.

          (e) Except as provided below, the Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (i) registration of the Certificates may not be transferred by the Securities Administrator except to another Depository; (ii) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Book-Entry Certificates; (iii) ownership and transfers of registration of the Book-Entry Certificates on the books of the Depository shall be governed by applicable rules established by the Depository; (iv) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (v) the Trustee and the Securities Administrator shall deal with the Depository, Depository Participants and indirect participating firms as representatives of the Certificate Owners of the Book-Entry Certificates for purposes of exercising the rights of holders under this Agreement, and requests and directions for and votes of such representatives shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; and (vi) the Securities Administrator and the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

          All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

          If (x) (i) the Depository or the Depositor advises the Securities Administrator in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository, and (ii) the Securities Administrator or the Depositor is unable to locate a qualified successor, or
(y) the Depositor notifies the Depository of its intent to terminate the book entry system through the Depository, the Depository Participants holding beneficial interests in the Book-Entry Certificates agree to initiate such termination, the Securities Administrator shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of definitive, fully registered Certificates (the "Definitive Certificates") to Certificate Owners requesting the same. Upon surrender to the Securities Administrator of the related Class of Certificates by the Depository, accompanied by the instructions from the Depository for registration, the Securities Administrator shall issue the Definitive Certificates. Neither the Depositor nor the Securities Administrator shall be liable for any delay in delivery of such instruction and each may conclusively rely on, and shall be protected in relying on, such instructions. The Depositor shall provide the Securities Administrator with an adequate inventory of Certificates to facilitate the issuance and transfer of



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Definitive Certificates. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Depository shall be deemed to be imposed upon and performed by the Securities Administrator, to the extent applicable with respect to such Definitive Certificates and the Securities Administrator shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder; provided, that the Securities Administrator shall not by virtue of its assumption of such obligations become liable to any party for any act or failure to act of the Depository.

          (f) Each Private Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer and accompanied by IRS Form W-8ECI, W-8BEN, W-8IMY (and all appropriate attachments) or W-9 in form satisfactory to the Securities Administrator, duly executed by the Certificateholder or his attorney duly authorized in writing. Each Certificate presented or surrendered for registration of transfer or exchange shall be canceled and subsequently disposed of by the Securities Administrator in accordance with its customary practice. No service charge shall be made for any registration of transfer or exchange of Private Certificates, but the Securities Administrator may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Private Certificates.

          Section 5.03 Mutilated, Destroyed, Lost or Stolen Certificates. If
(a) any mutilated Certificate is surrendered to the Securities Administrator, or the Securities Administrator receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) there is delivered to the Depositor, the Trustee and the Securities Administrator such security or indemnity as may be required by them to hold each of them harmless, then, in the absence of notice to the Securities Administrator that such Certificate has been acquired by a protected purchaser, the Securities Administrator shall execute, authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like Class, tenor and Percentage Interest. In connection with the issuance of any new Certificate under this Section 5.03, the Securities Administrator may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Securities Administrator) connected therewith. Any replacement Certificate issued pursuant to this Section 5.03 shall constitute complete and indefeasible evidence of ownership, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

          Section 5.04 Persons Deemed Owners. The Trustee, the Depositor, the Securities Administrator and any agent of the Depositor, the Securities Administrator or the Trustee may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions as provided in this Agreement and for all other purposes whatsoever, and none of the Trustee, the Securities Administrator, the Depositor or any agent of the Depositor, the Securities Administrator or the Trustee shall be affected by any notice to the contrary.

          Section 5.05 Access to List of Certificateholders' Names and Addresses. If three (3) or more Certificateholders (a) request such information in writing from the Securities Administrator, (b) state that such Certificateholders desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates, and



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(c) provide a copy of the communication which such Certificateholders propose to transmit, or if the Depositor or a Servicer shall request such information in writing from the Securities Administrator, then the Securities Administrator shall, within ten (10) Business Days after the receipt of such request, provide the Depositor, such Servicer or such Certificateholders at such recipients' expense the most recent list of the Certificateholders of such Trust Fund held by the Securities Administrator, if any. The Depositor and every Certificateholder, by receiving and holding a Certificate, agree that the Securities Administrator shall not be held accountable by reason of the disclosure of any such information as to the list of the Certificateholders hereunder, regardless of the source from which such information was derived.

          Section 5.06 Maintenance of Office or Agency. The Securities Administrator will maintain or cause to be maintained at its expense an office or agency or agencies where Certificates may be surrendered for registration of transfer or exchange. The Securities Administrator initially designates its Corporate Trust Office for such purposes. The Securities Administrator will give prompt written notice to the Certificateholders of any change in such location of any such office or agency.

                                  ARTICLE VI

                                 THE DEPOSITOR

          Section 6.01 Liabilities of the Depositor. The Depositor shall be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by it herein.

          Section 6.02 Merger or Consolidation of the Depositor. The Depositor will keep in full effect its existence, rights and franchises as a corporation or federally chartered savings bank, as the case may be, under the laws of the United States or under the laws of one of the states thereof and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, or any of the Mortgage Loans and to perform its respective duties under this Agreement.

          Any Person into which the Depositor may be merged or consolidated, or any Person resulting from any merger or consolidation to which the Depositor shall be a party, or any person succeeding to the business of the Depositor, shall be the successor of the Depositor, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

          Section 6.03 Limitation on Liability of the Depositor and Others. Neither the Depositor nor any of its directors, officers, employees or agents shall be under any liability to the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor or any such Person against any breach of representations or warranties made by it herein or protect the Depositor or any such Person from any liability which would otherwise be imposed by reasons of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations



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and duties hereunder. The Depositor and any director, officer, employee or agent of the Depositor may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor and any director, officer, employee or agent of the Depositor shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any audit, controversy or judicial proceeding relating to a governmental taxing authority or any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. The Depositor shall not be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its respective duties hereunder and which in its opinion may involve it in any expense or liability; provided, however, that the Depositor may in its discretion undertake any such action (or direct the Trustee to undertake such actions for the benefit of the Certificateholders) that it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties hereto and interests of the Trustee and the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund and the Depositor (or the Trustee to the extent it has been directed by the Depositor to undertake such actions) shall be entitled to be reimbursed therefor out of the Distribution Account.

          Section 6.04 Servicing Compliance Review. Promptly upon receipt from each Servicer of its annual statement of compliance and accountant's report described in the applicable Step 2 Assignment Agreement the Master Servicer shall furnish a copy thereof to the Depositor. Promptly after the Depositor's receipt thereof, the Depositor shall review the same and, if applicable, consult with such Servicer as to the nature of any defaults by such Servicer in the fulfillment of any of its Servicer's obligations under the applicable Servicing Agreement.

          Section 6.05 Option to Purchase Defaulted Mortgage Loans. The Depositor shall have the option, but is not obligated, to purchase from the Trust any Mortgage Loan that is ninety (90) days or more delinquent. The purchase price therefor shall be 100% of the unpaid principal balance of such Mortgage Loan, plus all related accrued and unpaid interest, and the amount of any unreimbursed Servicing Advances made by the Servicers or the Master Servicer related to the Mortgage Loan.

                                  ARTICLE VII

                               SERVICER DEFAULT

          Section 7.01 Events of Default. If an Event of Default described in any Servicing Agreement shall occur with respect to the related Servicer then, and in each and every such case, so long as such Event of Default shall not have been remedied, the Master Servicer may, or at the direction of Certificateholders entitled to a majority of the Voting Rights the Master Servicer shall, by notice in writing to the applicable Servicer (with a copy to each Rating Agency), terminate all of the rights and obligations of such Servicer under the applicable Servicing Agreement and in and to the Mortgage Loans and the proceeds thereof. The Holders of Certificates evidencing at least 66% of the Voting Rights of Certificates affected by a Event of Default may waive such Event of Default; provided, however, that (a) an Event of Default with



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respect to any Servicer's obligation to make Monthl y Advances may be waived only by all of the holders of the Certificates affected by such Event of Default and (b) no such waiver is permitted that would materially adversely affect any non consenting Certificateholder. On and after the receipt by such Servicer of such written notice of termination, all authority and power of such Servicer hereunder or under the applicable Servicing Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the Master Servicer. The Master Servicer is hereby authorized and empowered to execute and deliver, on behalf of such Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise.

          Section 7.02 Master Servicer to Act; Appointment of Successor.
Within 120 days after the Master Servicer gives, and the applicable Servicer receives a notice of termination pursuant to Section 7.01, the Master Servicer shall, subject to and to the extent provided in Section 7.03, and subject to the rights of the Master Servicer to appoint a successor Servicer pursuant to this Section 7.02, be the successor to the Servicer in its capacity as servicer under the applicable Servicing Agreement and the transactions set forth or provided for herein and in such Servicing Agreement and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions of such Servicing Agreement and applicable law including the obligation to make Monthly (or P&I) Advances or Servicing Advances pursuant to such Servicing Agreement (it being understood and agreed that if any Servicer fails to make an Advance, the Master Servicer shall do so unless a determination has been made that such Advance would constitute a Nonrecoverable Monthly (or P&I) Advance or a Nonrecoverable Servicing Advance). As compensation therefor, the Master Servicer shall be entitled to all funds relating to the Mortgage Loans that the Servicer would have been entitled to charge to the Collection Account if the Servicer had continued to act under the Servicing Agreement including, if the Servicer was receiving the Servicing Fee at the Servicing Fee Rate set forth in the Servicing Agreement (as set forth in the Mortgage Loan Schedule with respect to the related Group I Mortgage Loans and Group II Mortgage Loans, respectively) such Servicing Fee and the income on investments or gain related to the Collection Account.

          Notwithstanding the foregoing, the Master Servicer may, if it shall be unwilling to so act, or shall, if it is prohibited by applicable law from making Monthly (or P&I) Advances and Servicing Advances pursuant to the applicable Servicing Agreement, or if it is otherwise unable to so act, or, at the written request of Certificateholders entitled to a majority of the Voting Rights, appoint, or petition a court of competent jurisdiction to appoint, any established mortgage loan servicing institution the appointment of which does not adversely affect the then current rating of the Certificates by each Rating Agency, as the successor to such Servicer under the applicable Servicing Agreement in the assumption of all or any part of the responsibilities, duties or liabilities of such Servicer. No such appointment of a successor to a Servicer hereunder shall be effective until the Depositor shall have consented thereto. Any successor to such Servicer shall be an institution which is a Fannie Mae and Freddie Mac approved seller/servicer in good standing, which has a net worth of at least $25,000,000, which is willing to service the Mortgage Loans and which executes and delivers to the Depositor and the Master Servicer an agreement accepting such delegation and assignment, containing an assumption by such Person of the rights, powers, duties, responsibilities, obligations and liabilities of such terminated Servicer,



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(other than liabilities of such terminated Servicer incurred prior to termination of such Servicer under Section 7.01), with like effect as if originally named as a party to this Agreement; provided, that each Rating Agency acknowledges that its rating of the Certificates in effect immediately prior to such assignment and delegation will not be qualified or reduced, as a result of such assignment and delegation. Pending appointment of a successor to a Servicer hereunder, the Master Servicer, unless the Master Servicer is prohibited by law from so acting, shall, subject to this Section 7.02, act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Master Servicer may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it, the Depositor and such successor shall agree; provided, however, that no such compensation shall be in excess of the Servicing Fee Rate and amounts paid to the Servicer from investments. The Master Servicer and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. Neither the Master Servicer nor any other successor to a Servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof or any failure to perform, or any delay in performing, any duties or responsibilities hereunder, in either case caused by the failure of the predecessor Servicer to deliver or provide, or any delay in delivering or providing, any cash, information, documents or records to it.

          Any successor Servicer shall give notice to the Mortgagors of such change of Servicer, in accordance with applicable federal and state law, and shall, during the term of its service as servicer, maintain in force the policy or policies that each Servicer is required to maintain pursuant to the applicable Servicing Agreement.

          Notwithstanding the foregoing, the Master Servicer may not terminate a Servicer without cause.

          Section 7.03 Master Servicer to Act as Servicer. In the event that a Servicer shall for any other reason no longer be the Servicer, the Master Servicer or another successor Servicer, shall thereupon assume all of the rights and obligations of the predecessor Servicer hereunder arising thereafter pursuant to Section 7.02.

          Section 7.04 Notification to Certificateholders. (a) Upon any termination of or appointment of a successor to a Servicer, the Securities Administrator shall give prompt written notice thereof to Certificateholders and to each Rating Agency.

          (b) Promptly after the occurrence of any Event of Default, the Securities Administrator shall transmit by mail to all Certificateholders and each Rating Agency notice of each such Event of Default hereunder known to the Securities Administrator, unless such Event of Default shall have been cured or waived.

                                 ARTICLE VIII

                   CONCERNING THE TRUSTEE AND THE CUSTODIANS

          Section 8.01 Duties of the Trustee and the Custodians. The Trustee, before the occurrence of a Master Servicer Event of Default and after the curing of all Master Servicer



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Events of Default that may have occurred, shall undertake to perform such duties and only such duties as are specifically set forth in this Agreement. In case a Master Servicer Event of Default has occurred and remains uncured, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

          The Trustee and the Custodians, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee or the Custodians, as applicable, that are specifically required to be furnished pursuant to any provision of this Agreement shall examine them to determine whether on their face they are in the form required by this Agreement, or with respect to the documents in the respective Custodial Files whether they satisfy the review criteria set forth in Section 2.02. Neither the Trustee nor the Custodians shall be responsible for the accuracy or content of any resolution, certificate, statement, opinion, report, document, order, or other instrument.

          No provision of this Agreement shall be construed to relieve the Trustee or the Custodians from liability for its own negligent action, its own negligent failure to act or its own bad faith or willful misfeasance; provided, however, that:

          (a) unless a Master Servicer Event of Default of which a Responsible Officer of the Trustee obtains actual knowledge has occurred and is continuing, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of the duties and obligations specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee, and the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement which it believed in good faith to be genuine and to have been duly executed by the proper authorities respecting any matters arising hereunder;

          (b) the Trustee shall not be liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it is finally proven that the Trustee was negligent in ascertaining the pertinent facts; and

          (c) the Trustee shall not be liable with respect to any action taken, suffered, or omitted to be taken by it in good faith in accordance with the direction of the Holders of Certificates evidencing not less than 25% of the Voting Rights of Certificates relating to the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Agreement.

          Section 8.02 [Reserved].

          Section 8.03 Certain Matters Affecting the Trustee and the Custodians. Except as otherwise provided in Section 8.01:

          (a) the Trustee and the Custodians may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, Opinion



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

of Counsel, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties and the Trustee and the Custodians shall have no responsibility to ascertain or confirm the genuineness of any signature of any such party or parties;

          (b) before taking any action under this Agreement, the Trustee and the Custodians may consult with counsel, financial advisers or accountants and the advice of any such counsel, financial advisers or accountants and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

          (c) the Trustee and the Custodians shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

          (d) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates evidencing not less than 25% of the Voting Rights allocated to each Class of Certificates; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require indemnity satisfactory to the Trustee against such cost, expense or liability as a condition to taking any such action. The reasonable expense of every such examination shall be paid by the applicable Servicer or, if paid by the Trustee, shall be repaid by the Servicer upon demand from the applicable Servicer's own funds;

          (e) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, accountants or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agents, accountants or attorneys appointed with due care by it hereunder;

          (f) neither the Trustee nor the Custodians shall be required to risk or expend its own funds or otherwise incur any financial liability in the performance of any of its duties or in the exercise of any of its rights or powers hereunder if it shall have reasonable grounds for believing that repayment of such funds or indemnity satisfactory to it against such risk or liability is not assured to it;

          (g) the Trustee shall not be liable for any loss on any investment of funds pursuant to this Agreement (other than as issuer of the investment security);

          (h) unless a Responsible Officer of the Trustee has actual knowledge of the occurrence of a Master Servicer Event of Default or an Event of Default, the Trustee shall not be deemed to have knowledge of a Master Servicer Event of Default or an Event of Default, until a Responsible Officer of the Trustee shall have received written notice thereof;



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

          (i) the Trustee shall be under no obligation to exercise any of the trusts, rights or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities which may be incurred therein or thereby;

          (j) the right of the Trustee to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of such act;

          (k) the Trustee shall not be required to give any bond or surety in respect of the execution of the Trust Fund created hereby or the powers granted hereunder;

          (l) notwithstanding anything to the contrary in any Servicing Agreement, the Trustee shall not consent to a Servicer's request of assigning the Servicing Agreement or the servicing rights thereunder to any other party;

          (m) the Trustee and the Custodians shall not be accountable and shall have no liability for any acts or omissions by the Securities Administrator, the Master Servicer or other party hereto;

          (n) in no event shall BNY as a Custodian hereunder, Deutsche Bank in its capacity as Trustee and a Custodian hereunder, U.S. Bank, as a Custodian hereunder, Wells Fargo, as a Custodian hereunder or any other Custodian hereunder, be liable for special, indirect or consequential damages; and

          (o) the Securities Administrator is authorized and directed to execute the Interest Rate Swap Agreements on behalf of the Supplemental Interest Trust.

          Section 8.04 Trustee and Custodians Not Liable for Certificates or Mortgage Loans. The recitals contained herein and in the Certificates shall be taken as the statements of the Depositor and neither the Trustee nor the Custodians assumes any responsibility for their correctness. The Trustee and the Custodians make no representations as to the validity or sufficiency of this Agreement or of the Certificates or of any Mortgage Loan or related document. Neither the Trustee nor the Custodians shall be accountable for the use or application by the Depositor, the Master Servicer, any Servicer or the Securities Administrator of any funds paid to the Depositor, the Master Servicer, any Servicer or the Securities Administrator in respect of the Mortgage Loans or deposited in or withdrawn from the Collection Account or the Distribution Account by the Depositor, the Master Servicer, any Servicer, or the Securities Administrator.

          The Trustee shall have no responsibility (i) for filing or recording any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder (unless the Trustee shall have become and remains the successor Master Servicer), (ii) to see to any insurance (unless the Trustee shall have become the successor Master Servicer) or (iii) to confirm or verify the contents of any reports or certificates of the Servicers, Securities Administrator or Master



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

Servicer delivered to the Trustee pursuant to this Agreement believed by the Trustee to be genuine and to have been signed or presented by the proper party or parties.

          The Securities Administrator executes the Certificates not in its individual capacity but solely as Securities Administrator of the Trust Fund created by this Agreement, in the exercise of the powers and authority conferred and vested in it by this Agreement. Each of the undertakings and agreements made on the part of the Securities Administrator on behalf of the Trust Fund in the Certificates is made and intended not as a personal undertaking or agreement by the Securities Administrator but is made and intended for the purpose of binding only the Trust Fund.

          Section 8.05 Trustee May Own Certificates. The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights as it would have if it were not the Trustee.

          Section 8.06 Trustee's Fees and Expenses. As compensation for its activities under this Agreement, the Trustee shall be paid an on-going monthly or annual fee, as applicable, by the Securities Administrator pursuant to a separate agreement. The Trustee shall have no lien on the Trust Fund for the payment of such fees. The Trustee shall be entitled to be reimbursed, from funds on deposit in the Distribution Account, amounts sufficient to indemnify and hold harmless the Trustee and any director, officer, employee, or agent of the Trustee against any loss, liability, or expense (including reasonable attorneys' fees) incurred:

     (i) in connection with any claim or legal action relating to:

               (a) this Agreement; or

               (b)  the Mortgage Loans or the Certificates; and

     (ii) the performance of any of the Trustee's duties under this Agreement;
or

     (iii) incurred by reason of any action of the Trustee taken at the direction of the Certificateholders;

other than, in each case, any loss, liability, or expense (i) resulting from any breach of any Servicer's obligations in connection with its Servicing Agreement for which that Servicer has performed its obligation to indemnify the Trustee pursuant to Servicing Agreement, (ii) resulting from any breach of the Responsible Party's obligations in connection with any Sale Agreement for which it has performed its obligation to indemnify the Trustee pursuant to the Sale Agreement, (iii) resulting from any breach of the Master Servicer's obligations hereunder for which the Master Servicer has performed its obligation to indemnify the Trustee pursuant to this Agreement or (iv) incurred because of willful misfeasance, bad faith, or negligence in the performance of any of the Trustee's duties under this Agreement. This indemnity shall survive the termination of this Agreement or the resignation or removal of the Trustee under this Agreement. Without limiting the foregoing, except for any expense, disbursement, or advance arising from the Trustee's negligence, bad faith, or willful misfeasance, the Trust Fund shall pay or reimburse the Trustee, for all reasonable expenses, disbursements, and advances incurred or made by the Trustee in accordance with this Agreement with respect to:



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

               (A) the reasonable compensation, expenses, and disbursements of its counsel not associated with the closing of the issuance of the Certificates; and

               (B) the reasonable compensation, expenses, and disbursements of any accountant, engineer, or appraiser that is not regularly employed by the Trustee, to the extent that the Trustee must engage them to perform services under this Agreement.

          Except as otherwise provided in this Agreement, the Trustee shall not be entitled to payment or reimbursement for any routine ongoing expenses incurred by the Trustee in the ordinary course of its duties as Trustee under this Agreement or for any other expenses.

          Section 8.07 Eligibility Requirements for the Trustee. The Trustee hereunder shall at all times be a corporation, banking association or other association organized and doing business under the laws of a state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, subject to supervision or examination by federal or state authority and the appointment of which would not cause any of the Rating Agencies to reduce or withdraw their respective then current ratings of the Certificates (or having provided such security from time to time as is sufficient to avoid such reduction) as evidenced in writing by each Rating Agency. If such corporation or association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 8.07 the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with this Section 8.07, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.08. The entity serving as Trustee may have normal banking and trust relationships with the Depositor and its affiliates or with the Servicer and its affiliates; provided, however, that such entity cannot be an affiliate of the Depositor or of any Servicer other than the Trustee in its role as successor to the Master Servicer.

          Section 8.08 Resignation and Removal of the Trustee. The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice of resignation to the Depositor, the Master Servicer, the Securities Administrator and each Rating Agency not less than sixty (60) days before the date specified in such notice, when, subject to Section 8.09, such resignation is to take effect, and acceptance by a successor trustee in accordance with Section 8.09 meeting the qualifications set forth in Section
8.07. If no successor trustee meeting such qualifications shall have been so appointed and have accepted appointment within thirty (30) days after the giving of such notice or resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

          If at any time (i) the Trustee shall cease to be eligible in accordance with Section 8.07 and shall fail to resign after written request thereto by the Depositor, (ii) the Trustee shall become incapable of acting, or shall be adjudged as bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, (iii)(A) a tax is imposed with respect to the Trust Fund by any state in which the



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Trustee or the Trust Fund is located and (B) the imposition of such tax would be avoided by the appointment of a different trustee or (iv) the Trustee fails to comply with its obligations under the last sentence of Section 9.04 in the preceding paragraph, Section 8.10 or Article XIII and such failure is not remedied within the lesser of ten (10) calendar days or such period in which the applicable Exchange Act Report can be timely filed (without taking into account any extensions), then, in the case of clauses (i) through (iv), the Depositor may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which shall be delivered to the Trustee and one copy to the successor trustee.

          The Holders of Certificates entitled to a majority of the Voting Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in duplicate, signed by such Holders or their attorneys in fact duly authorized, one complete set of which shall be delivered to the Trustee so removed and one complete set to the successor so appointed. The successor trustee shall notify each Rating Agency of any removal of the Trustee.

          Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to this Section 8.08 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 8.09.

          Section 8.09 Successor Trustee. Any successor trustee appointed as provided in Section 8.08 shall execute, acknowledge and deliver to the Depositor and to its predecessor trustee an instrument accepting such appointment hereunder and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The Depositor and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties, and obligations.

          No successor trustee shall accept appointment as provided in this
Section 8.09 unless at the time of its acceptance, the successor trustee is eligible under Section 8.07 and its appointment does not adversely affect the then current rating of the Certificates and has provided to the Depositor in writing and in form and substance reasonably satisfactory to the Depositor, all information reasonably requested by the Depositor in order to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to a replacement Trustee.

          Upon acceptance of appointment by a successor trustee as provided in this Section 8.09, the Depositor shall mail notice of the succession of such trustee hereunder to all Holders of Certificates and the Custodians. If the Depositor fails to mail such notice within ten (10) days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Depositor.

          Section 8.10 Merger or Consolidation of the Trustee or the Custodians. Any corporation or association into which the Trustee or the Custodians, as applicable, may be merged or converted or with which it may be consolidated or any corporation or association resulting from any merger, conversion or consolidation to which the Trustee or the Custodians, as applicable, shall be a party, or any corporation or association succeeding to the business of the



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Trustee or the Custodians, as applicable, or any corporation or association to which all or substantially all of the corporate trust business of the Trustee or the Custodians, as applicable, may be sold or otherwise transferred, shall be the successor of the Trustee or the Custodians, as applicable, hereunder; provided, that such corporation or association shall be eligible under Section
8.07 without the execution or filing of any paper or further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

          Section 8.11 Appointment of Co-Trustee or Separate Trustee. Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing any Mortgage Note may at the time be located, the Trustee shall have the power and shall execute and deliver all instruments to appoint one or more Persons to act as co-trustee or co-trustees jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity and for the benefit of the Certificateholders, such title to the Trust Fund or any part thereof, whichever is applicable, and, subject to the other provisions of this Section 8.11, such powers, duties, obligations, rights and trusts as the Trustee may consider appropriate. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.09 and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required under
Section 8.09.

          Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

          (a) to the extent necessary to effectuate the purposes of this
Section 8.11, all rights, powers, duties and obligations conferred or imposed upon the Trustee, except for the obligation of the Trustee (as successor Master Servicer) under this Agreement to advance funds on behalf of the Master Servicer, shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the applicable Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

          (b) no trustee hereunder shall be held personally liable because of any act or omission of any other trustee hereunder and such appointment shall not, and shall not be deemed to, constitute any such separate trustee or co-trustee as agent of the Trustee;

          (c) the Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee; and

          (d) the Trust Fund, and not the Trustee, shall be liable for the payment of reasonable compensation, reimbursement and indemnification to any such separate trustee or co-trustee.



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

          Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the separate trustees and co-trustees, when and as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Master Servicer and the Depositor.

          Any separate trustee or co-trustee may, at any time, constitute the Trustee its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

          Section 8.12 Tax Matters. It is intended that the assets with respect to which any REMIC election pertaining to the Trust Fund is to be made, as set forth in the Preliminary Statement, shall constitute, and that the conduct of matters relating to such assets shall be such as to qualify such assets as, a "real estate mortgage investment conduit" as defined in, and in accordance with, the REMIC Provisions. In furtherance of such intention, the Securities Administrator covenants and agrees that it shall act as agent (and the Securities Administrator is hereby appointed to act as agent) on behalf of each REMIC described in the Preliminary Statement and that in such capacity it shall:

          (a) prepare and file, in a timely manner, a U.S. Real Estate Mortgage Investment Conduit (REMIC) Income Tax Return (Form 1066 or any successor form adopted by the Internal Revenue Service) and prepare and file with the Internal Revenue Service and applicable state or local tax authorities income tax or information returns for each taxable year with respect to each Trust REMIC containing such information and at the times and in the manner as may be required by the Code or state or local tax laws, regulations, or rules, and furnish to Certificateholders the schedules, statements or information at such times and in such manner as may be required thereby;

          (b) within thirty (30) days of the Closing Date, apply for an employer identification number from the Internal Revenue Service via Form SS-4 or any other acceptable method for all tax entities and shall also furnish to the Internal Revenue Service, on Form 8811 or as otherwise may be required by the Code, the name, title, address, and telephone number of the person that the holders of the Certificates may contact for tax information relating thereto, together with such additional information as may be required by such Form, and update such information at the time or times in the manner required by the Code;

          (c) make an election that each Trust REMIC be treated as a REMIC on the federal tax return for its first taxable year (and, if necessary, under applicable state law);



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          (d) prepare and forward to the Certificateholders and to the
Internal Revenue Service and, if necessary, state tax authorities, all information returns and reports as and when required to be provided to them in accordance with the REMIC Provisions, including the calculation of any original issue discount using the prepayment assumption (as described in the Prospectus Supplement);

          (e) provide information necessary for the computation of tax imposed on the transfer of a Residual Certificate to a Person that is not a Permitted Transferee (a "Non-Permitted Transferee"), or an agent (including a broker, nominee or other middleman) of a Non-Permitted Transferee, or a pass through entity in which a Non-Permitted Transferee is the record holder of an interest (the reasonable cost of computing and furnishing such information may be charged to the Person liable for such tax);

          (f) to the extent that they are under its control, conduct matters relating to such assets at all times that any Certificates are outstanding so as to maintain the status of each Trust REMIC as a REMIC under the REMIC Provisions;

          (g) not knowingly or intentionally take any action or omit to take any action that would cause the termination of the REMIC status of any Trust REMIC created hereunder;

          (h) pay, from the sources specified in the last paragraph of this
Section 8.12, the amount of any federal or state tax, including prohibited transaction taxes as described below, imposed on any Trust REMIC before its termination when and as the same shall be due and payable (but such obligation shall not prevent the Securities Administrator or any other appropriate Person from contesting any such tax in appropriate proceedings and shall not prevent the Securities Administrator from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings);

          (i) cause federal, state or local income tax or information returns to be signed by the Securities Administrator or, if required by applicable tax law, the Trustee or such other person as may be required to sign such returns by the Code or state or local laws, regulations or rules;

          (j) maintain records relating to each of the Trust REMICs, including the income, expenses, assets, and liabilities thereof on a calendar year basis and on the accrual method of accounting and the fair market value and adjusted basis of the assets determined at such intervals as may be required by the Code, as may be necessary to prepare the foregoing returns, schedules, statements or information; and

          (k) as and when necessary and appropriate, represent each Trust REMIC in any administrative or judicial proceedings relating to an examination or audit by any governmental taxing authority, request an administrative adjustment as to any taxable year of each Trust REMIC, enter into settlement agreements with any governmental taxing agency, extend any statute of limitations relating to any tax item of any Trust REMIC, and otherwise act on behalf of each Trust REMIC in relation to any tax matter or controversy involving it.

          The Holder of the largest Percentage Interest of the Class R, Class RC and Class RX Certificates shall act as Tax Matters Person for the Lower-Tier REMIC and the Middle-Tier



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

REMIC, the Upper-Tier REMIC and the Class X REMIC, respectively, within the meaning of Treasury Regulations Section 1.860F-4(d), and the Securities Administrator is hereby designated as agent of such Certificateholder for such purpose (or if the Securities Administrator is not so permitted, such Holder shall be the Tax Matters Person in accordance with the REMIC Provisions). In such capacity, the Securities Administrator shall, as and when necessary and appropriate, represent each Trust REMIC in any administrative or judicial proceedings relating to an examination or audit by any governmental taxing authority, request an administrative adjustment as to any taxable year of each Trust REMIC, enter into settlement agreements with any governmental taxing agency, extend any statute of limitations relating to any tax item of any Trust REMIC, and otherwise act on behalf of each Trust REMIC in relation to any tax matter or controversy involving it.

          The Securities Administrator shall treat the rights of the Class P Certificateholders to receive Prepayment Premiums, the rights of the Class X Certificateholders to receive amounts in the Excess Reserve Fund Account and Supplemental Interest Trust (subject to the obligation to pay Tax Basis Risk Carry Forward Amounts) and the rights of the Principal Certificateholders to receive Tax Basis Risk Carry Forward Amounts as the beneficial ownership interests in a grantor trust and not as an obligations of any REMIC created hereunder, for federal income tax purposes. The Securities Administrator shall file or cause to be filed with the Internal Revenue Service Form 1041 or such other form as may be applicable and shall furnish or cause to be furnished, to the Class X Certificateholders, the Class P Certificateholders and the Principal Certificateholders, the respective amounts described above that are received, in the time or times and in the manner required by the Code.

          The Securities Administrator shall treat the Supplemental Interest Trust as a WHFIT. The Securities Administrator will report to the Holder of the Class X Certificates, as the beneficial owner of the Supplemental Interest Trust, as required under the WHFIT Regulations to the extent such information as is reasonably necessary to enable the Securities Administrator to do so is provided to Securities Administrator on a timely basis. To the extent that the Supplemental Interest Trust is a WHFIT, the Depositor shall provide or shall cause the Holder of the Class X Certificates to provide to the Securities Administrator information identifying "middlemen" (as defined by the WHFIT Regulations) related to the Class X Certificates. The Securities Administrator will not be liable for any tax reporting penalties that may arise under the WHFIT Regulations as a result of the incorrect determination of the status of the Supplemental Interest Trust as a WHFIT or failing to identify whether or not the Supplemental Interest Trust is a WHFIT.


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

          The Securities Administrator, in its discretion, will report required WHFIT information to the beneficial owner of the Supplemental Interest Trust using either the cash or accrual method and will specify the method used by it, except to the extent the WHFIT Regulations specifically require a different method. The Securities Administrator will be under no obligation to determine whether any Certificateholder uses the cash or accrual method. The Securities Administrator will make available WHFIT information to Certificateholders on its website. In addition, except for posting such information on its website, the Securities Administrator will not be responsible or liable for providing subsequently amended, revised or updated information to any Certificateholder, unless requested by that Certificateholder.

          The Securities Administrator shall not be liable for failure to meet the reporting requirements of the WHFIT Regulations nor for any penalties thereunder if such failure is due to: (i) the lack of reasonably necessary information being provided to Securities Administrator or (ii) incomplete, inaccurate or untimely information being provided to Securities Administrator. Each owner of a Class X Certificate representing, in whole or in part, beneficial ownership of an interest in a WHFIT, by acceptance of its interest in such Class X Certificate, will be deemed to have agreed to provide Securities Administrator with information regarding any sale of such securities, including the price, amount of proceeds and date of sale. Absent receipt of such information, and unless informed otherwise by the Depositor, Securities Administrator will assume there is no secondary market trading of WHFIT interests.

          To the extent required by the WHFIT Regulations, the Securities Administrator will publish on an appropriate website or otherwise make available the CUSIPs for the certificates that represent ownership of a WHFIT. The Securities Administrator will use its best efforts to keep the information accurate and updated to the extent CUSIPs have been received. The Securities Administrator will not be liable for investor reporting delays that result from the receipt of inaccurate or untimely CUSIP information.

          The Securities Administrator shall be entitled to additional reasonable compensation for changes in reporting required in respect of the WHFIT Regulations that arise as a result of (i) the failure of the Depositor or the Holder of the Class X Certificates to inform timely the Securities Administrator of the designation of the Supplemental Interest Trust as a WHFIT, (ii) the Supplemental Interest Trust becoming a WHFIT after the Closing Date (if compensation is not already provided for this contingency) or (iii) a change in the WHFIT Regulations or a change in interpretation of the WHFIT Regulations by the IRS or the Depositor or the Holder of the Class X Certificates or their counsel, if such change requires, in the Securities Administrator's reasonable discretion, a material increase in its reporting obligations in respect of the Supplemental Interest Trust.

          To enable the Securities Administrator to perform its duties under this Agreement, the Depositor shall provide to the Securities Administrator within ten (10) days after the Closing Date all information or data that the Securities Administrator requests in writing and determines to be relevant for tax purposes to the valuations and offering prices of the Certificates, including the price, yield, prepayment assumption, and projected cash flows of the Certificates and the Mortgage Loans. Moreover, the Depositor shall provide information to the Securities Administrator concerning the value, if any, to each Class of Certificates of the right to receive Tax Basis Risk Carry Forward Amounts from the Excess Reserve Fund Account and the Supplemental Interest Trust. Thereafter, the Depositor shall provide to the Securities Administrator promptly upon written request therefor any additional information or data that the Securities Administrator may, from time to time, reasonably request to enable the Securities Administrator to perform its duties under this Agreement. The Depositor hereby indemnifies the Securities Administrator for any losses, liabilities, damages, claims, or expenses of the Securities Administrator arising from any errors or miscalculations of the Securities Administrator that result from any failure of the Depositor to provide, or to cause to be provided, accurate information or data to the Securities Administrator on a timely basis.



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          If any tax is imposed on "prohibited transactions" of any Trust
REMIC as defined in Section 860F(a)(2) of the Code, on the "net income from foreclosure property" of the Lower-Tier REMIC as defined in Section 860G(c) of the Code, on any contribution to any Trust REMIC after the Startup Day pursuant to Section 860G(d) of the Code, or any other tax is imposed, including any minimum tax imposed on any Trust REMIC pursuant to Sections
23153 and 24874 of the California Revenue and Taxation Code, if not paid as otherwise provided for herein, the tax shall be paid by (i) the Master Servicer, the Trustee or the Securities Administrator, as applicable if such tax arises out of or results from negligence of the Master Servicer, the Trustee or the Securities Administrator, as applicable in the performance of any of its obligations under this Agreement, (ii) a Servicer, in the case of any such minimum tax, and otherwise if such tax arises out of or results from a breach by the Servicer of any of its obligations under the applicable Servicing Agreement, (iii) a Responsible Party if such tax arises out of or results from the Responsible Party's obligation to repurchase a Mortgage Loan pursuant to the applicable Sale Agreement or (iv) in all other cases, or if the Trustee, the Master Servicer, the Securities Administrator, the Servicer or the Responsible Party fails to honor its obligations under the preceding clause
(i), (ii), or (iii), any such tax will be paid with amounts otherwise to be distributed to the Certificateholders, as provided in Section 4.01(a).

          For as long as each Trust REMIC shall exist, the Securities Administrator shall act as specifically required herein, and the Securities Administrator shall comply with any directions of the Depositor or a Servicer stating that such directions are being given to assure such continuing treatment. In particular, the Securities Administrator shall not (a) sell or authorize the sale of all or any portion of the Mortgage Loans or of any investment of deposits in an Account unless such sale is as a result of a purchase or repurchase of the Mortgage Loans pursuant to this Agreement or (b) accept any contribution to any Trust REMIC after the Startup Day without receipt of an Opinion of Counsel that such action described in clause (a) or
(b) will not result in the imposition of a tax on any Trust REMIC or cause any Trust REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding.

          Section 8.13 [Reserved].

          Section 8.14 Tax Classification of the Excess Reserve Fund Account and the Interest Rate Swap Agreements. For federal income tax purposes, the Securities Administrator shall treat the Excess Reserve Fund Account and the Interest Rate Swap Agreements as beneficially owned by the holder of the Class X Certificates and shall treat such portion of the Trust Fund as a grantor trust under subpart E, Part I of subchapter J of the Code. The Securities Administrator shall treat the rights that each Class of Principal Certificates has to receive payments of Tax Basis Risk Carry Forward Amounts from the Excess Reserve Fund Account and the Supplemental Interest Trust as rights to receive payments under an interest rate cap contract written by the Class X Certificateholders in favor of each Class. Accordingly, each Class of Principal Certificates will comprise two components--a regular interest in the Upper-Tier REMIC and an interest in an interest rate cap contract, and the Class X Certificates will be comprised of four components--a regular interest in the Class X REMIC, an interest in the Interest Rate Swap Agreements, the Supplemental Interest Trust and the Excess Reserve Fund Account subject to the obligation to pay Tax Basis Risk Cary Forward Amounts, Net Swap Payment Amounts and Swap Termination Payments. The Securities Administrator shall allocate the issue price for a Class of Certificates among these components for purposes of determining



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the issue price of the Upper-Tier Regular Interest component based on information received from the Depositor. Unless otherwise advised by the Depositor in writing, for federal income tax purposes, the Securities Administrator is hereby directed to assign a value of zero to the right of each Holder of a Floating Rate Certificate to receive the related Tax Basis Risk Carry Forward Amount for purposes of allocating the purchase price of an initial Floating Rate Certificateholder between such right and the related Upper-Tier Regular Interest.

          Holders of Principal Certificates shall also be treated as having agreed to pay, on each Distribution Date, to the Holders of the Class X Certificates an aggregate amount equal to the excess, if any, of (i) Net Swap Payment Amounts and Swap Termination Payments (other that Defaulted Swap Termination Payments) over (ii) the sum of amounts payable on the Class X Interest as provided in the Preliminary Statement hereof (such excess, a "Class IO Shortfall"), first from interest and then from principal distributable on the Principal Certificates. A Class IO Shortfall payable from interest collections shall be allocated among such Principal Certificates based on the amount of interest otherwise payable to such Class of Principal Certificates, and a Class IO Shortfall payable from principal collections shall be allocated in reverse sequential order beginning with the most subordinate Class of Principal Certificates then outstanding.

          Any payments of Class IO Shortfalls shall be treated for tax purposes as having been received by the Holders of such Class of Principal Certificates in respect of the corresponding Upper-Tier Regular Interest and as having been paid by such Holders to the Holders of the Class X Certificates through the Supplemental Interest Trust.

          Section 8.15 Custodial Responsibilities. Each of the Custodians shall provide access to the Mortgage Loan documents in possession of such Custodian regarding the related Mortgage Loans and REO Property and the servicing thereof to the Trustee, the Certificateholders, the FDIC, and the supervisory agents and examiners of the FDIC, such access being afforded only upon two (2) Business Days prior written request and during normal business hours at the office of such Custodian; provided, however, that, unless otherwise required by law or any regulatory or administrative agency (including the FDIC), such Custodian shall not be required to provide access to such records and documentation if the provision thereof would violate the legal right to privacy of any Mortgagor. Each of the Custodians shall allow representatives of the above entities to photocopy any of the records and documentation and shall provide equipment for that purpose at the expense of the Trust that covers such Custodians actual costs.

          Upon receipt of a request for release by a Servicer substantially in the form of Exhibit L-1, Exhibit L-2, Exhibit L-3 or Exhibit L-4 hereto, the applicable Custodian shall release within five (5) Business Days the related Mortgage File to such Servicer and the Trustee shall execute and deliver to such Servicer, without recourse, a request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage (furnished by such Servicer), together with the Mortgage Note.

          Each of the Custodians may resign at any time or may be terminated by the Trustee with cause, in each case, upon sixty (60) days written notice to the applicable Servicer, the Depositor and the Securities Administrator, in which event the Depositor will be obligated to appoint a successor. If no successor has been appointed and has accepted appointment within



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sixty (60) days after the resignation or termination of such Custodian, such
Custodian may petition any court of competent jurisdiction for appointment of a successor.

          The Securities Administrator, pursuant to a separate agreement, shall compensate from its own funds the Custodians for their respective activities under this Agreement. The Custodians shall have no lien on the Trust Fund for the payment of such fees. The Custodians shall be entitled to be reimbursed, from funds on deposit in the Distribution Account, amounts sufficient to indemnify and hold harmless each of the Custodians and any director, officer, employee, or agent of a Custodian against any loss, liability, or expense (including reasonable attorneys' fees) incurred in connection with any claim or legal action relating to:

          (a) this Agreement;

          (b) the Certificates; or

          (c) the performance of any of such Custodian's duties under this Agreement,

          other than any loss, liability, or expense (i) resulting from any breach of a Servicer's obligations in connection with a Servicing Agreement for which the Servicer has performed its obligation to indemnify such Custodian pursuant to such Servicing Agreement, (ii) resulting from any breach of the Responsible Party's obligations in connection with a Sale Agreement for which the Responsible Party has performed its obligation to indemnify such Custodian pursuant to such Sale Agreement or (iii) incurred because of willful misfeasance, bad faith, or negligence in the performance of any of such Custodian's duties under this Agreement. This indemnity shall survive the termination of this Agreement or the earlier resignation or removal of the Custodians.

                                  ARTICLE IX

                     ADMINISTRATION OF THE MORTGAGE LOANS
                            BY THE MASTER SERVICER

          Section 9.01 Duties of the Master Servicer; Enforcement of Servicer's Obligations. (a) The Master Servicer, on behalf of the Trustee, the Securities Administrator, the Depositor and the Certificateholders, shall monitor the performance of the Servicers under the related Servicing Agreements, and (except as set forth below) shall use its reasonable good faith efforts to cause the Servicers to duly and punctually perform their duties and obligations thereunder as applicable. Upon the occurrence of an Event of Default of which a Responsible Officer of the Master Servicer has actual knowledge, the Master Servicer shall promptly notify the Securities Administrator and the Trustee and shall specify in such notice the action, if any, the Master Servicer plans to take in respect of such default. So long as an Event of Default shall occur and be continuing, the Master Servicer shall take the actions specified in Article VII.

          If (i) a Servicer reports a delinquency on a monthly report and (ii) such Servicer, by 11 a.m. (New York Time) on the Business Day preceding the related Remittance Date, neither makes a Monthly Advance nor provides the Securities Administrator and the Master Servicer with a report certifying that such a Monthly Advance would be a Nonrecoverable Monthly Advance, then the Master Servicer shall deposit in the Distribution Account not later than the



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Business Day immediately preceding the related Distribution Date a Monthly
Advance in an amount equal to the difference between (x) with respect to each Monthly Payment due on a Mortgage Loan that is delinquent (other than Relief Act Interest Shortfalls) and for which the related Servicer was required to make a Monthly Advance pursuant to the related Servicing Agreement and (y) amounts deposited in the Collection Account to be used for Monthly Advances with respect to such Mortgage Loan, except to the extent the Master Servicer determines any such Monthly Advance to be a Nonrecoverable Monthly Advance or Nonrecoverable Servicing Advance. Subject to the foregoing, the Master Servicer shall continue to make such Monthly Advances for so long as the related Servicer is required to do so under the related Servicing Agreement. If applicable, on the Business Day immediately preceding the Distribution Date, the Master Servicer shall deliver an Officer's Certificate to the Trustee stating that the Master Servicer elects not to make a Monthly Advance in a stated amount and detailing the reason(s) it deems the Monthly Advance to be a Nonrecoverable Monthly Advance. Any amounts deposited by the Master Servicer pursuant to this Section 9.01 shall be net of the Servicing Fee for the related Mortgage Loans. If the Master Servicer fails to make a required Monthly Advance, the Securities Administrator shall provide prompt written notice to the Trustee of such failure.

          (b) The Master Servicer shall pay the costs of monitoring the Servicers as required hereunder (including costs associated with (i) termination of any Servicer, (ii) the appointment of a successor servicer or
(iii) the transfer to and assumption of, the servicing by the Master Servicer) and shall, to the extent permitted by the related Servicing Agreement, seek reimbursement therefor initially from the terminated Servicer. In the event the full costs associated with the transition of servicing responsibilities to the Master Servicer or to a successor servicer are not paid for by the predecessor or successor Servicer (provided such successor Servicer is not the Master Servicer), the Master Servicer may be reimbursed therefor by the Trust for out-of-pocket costs incurred by the Master Servicer associated with any such transfer of servicing duties from a Servicer to the Master Servicer or any other successor servicer.

          (c) If the Master Servicer assumes the servicing with respect to any of the Mortgage Loans, it will not assume liability for the representations and warranties of any Servicer it replaces or for any errors or omissions of such Servicer.

          If the Depositor or an affiliate of the Depositor, is the owner of the servicing rights for any Servicer and the Depositor chooses to terminate such Servicer with or without cause and sell those servicing rights to a successor servicer, then the Depositor must provide thirty (30) days' notice to the Master Servicer, such successor servicer must be reasonably acceptable to the Master Servicer, the terminated servicer must be reimbursed for any unreimbursed Monthly Advances, servicing fees and any related expenses, the successor servicer must be qualified to service mortgage loans for Fannie Mae or Freddie Mac and the Depositor must obtain prior written consent from the Rating Agencies that the transfer of the servicing of the mortgage loans will not result in a downgrade, qualification or withdrawal of the then current ratings of the Certificates. The costs of such transfer (including any costs of the Master Servicer) are to be borne by the Depositor.

          Neither the Depositor nor the Securities Administrator shall consent to the assignment by any Servicer of such Servicer's rights and obligations under the Agreement



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without the prior written consent of the Master Servicer, which consent shall not be unreasonably withheld.

          Section 9.02 Maintenance of Fidelity Bond and Errors and Omissions Insurance. The Master Servicer, at its expense, shall maintain in effect a blanket fidelity bond and an errors and omissions insurance policy, affording coverage with respect to all directors, officers, directors, employees and other Persons acting on such Master Servicer's behalf, and covering errors and omissions in the performance of the Master Servicer's obligations hereunder. The errors and omissions insurance policy and the fidelity bond shall be in such form and amount generally acceptable for entities serving as master servicers or trustees.

          Section 9.03 Representations and Warranties of the Master Servicer.
(a) The Master Servicer hereby represents and warrants to the Depositor, the Securities Administrator and the Trustee, for the benefit of the Certificateholders, as of the Closing Date that:

          (i) it is a national banking association validly existing and in good standing under the laws of the United States of America, and as Master Servicer has full power and authority to transact any and all business contemplated by this Agreement and to execute, deliver and comply with its obligations under the terms of this Agreement, the execution, delivery and performance of which have been duly authorized by all necessary corporate action on the part of the Master Servicer;

          (ii) the execution and delivery of this Agreement by the Master Servicer and its performance and compliance with the terms of this Agreement will not (A) violate the Master Servicer's charter or bylaws,
     (B) violate any law or regulation or any administrative decree or order to which it is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Master Servicer is a party or by which it is bound or to which any of its assets are subject, which violation, default or breach would materially and adversely affect the Master Servicer's ability to perform its obligations under this Agreement;

          (iii) this Agreement constitutes, assuming due authorization, execution and delivery hereof by the other respective parties hereto, a legal, valid and binding obligation of the Master Servicer, enforceable against it in accordance with the terms hereof, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights in general, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

          (iv) the Master Servicer is not in default with respect to any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency to the extent that any such default would materially and adversely affect its performance hereunder;

          (v) the Master Servicer is not a party to or bound by any agreement or instrument or subject to any charter provision, bylaw or any other corporate restriction or



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

     any judgment, order, writ, injunction, decree, law or regulation that may materially and adversely affect its ability as Master Servicer to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Master Servicer of its obligations under this Agreement;

          (vi) no litigation is pending or, to the best of the Master Servicer's knowledge, threatened against the Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement;

          (vii) [Reserved];

          (viii) no consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Master Servicer of or compliance by the Master Servicer with this Agreement or the consummation of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations and orders (if any) as have been obtained; and

          (ix) the consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Master Servicer.

          (b) The applicable Step 2 Assignment Agreements and Section 11.01 of this Agreement provide that the Depositor, at its option, may request the Master Servicer to solicit bids in a commercially reasonable manner, on or after the Optional Termination Date (such event, the "Auction Call"), for the purchase of all of the Mortgage Loans (and REO Properties) at the Termination Price. The Master Servicer shall accommodate such request to conduct an Auction Call at its sole discretion. If the Master Services accommodates such request, the Master Servicer shall be entitled to reimbursement for all fees and expenses incurred. The Depositor hereby represents, covenants and agrees with any applicable NIM Issuer that it will not exercise its right to request the Master Servicer to solicit bids in a commercially reasonable manner, on or after the Optional Termination Date, for the purchase of all of the Mortgage Loans (and REO Properties) unless it has received (x) written notification from the NIM Trustee that all of the outstanding notes issued under the applicable indenture have been paid in full or (y) an Officer's Certificate of the NIM Issuer pursuant to the applicable section of the relevant indenture to the effect that all conditions precedent to the satisfaction and discharge of the indenture have been complied with.

          (c) It is understood and agreed that the representations and warranties set forth in this Section shall survive the execution and delivery of this Agreement. The Master Servicer shall indemnify the Depositor, Securities Administrator, and the Trustee and hold them harmless against any loss, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments, and other reasonable costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a material breach of the Master Servicer's representations and warranties contained in Section 9.03(a) above. It is understood and agreed that the enforcement of the obligation of the Master Servicer set forth in this Section 9.03 to indemnify the Depositor, Securities Administrator, and the Trustee constitutes the sole remedy of the Depositor and the Trustee, respecting a breach of the foregoing



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

representations and warranties. Such indemnification shall survive any termination of the Master Servicer as Master Servicer hereunder and any termination of this Agreement.

          Any cause of action against the Master Servicer relating to or arising out of the breach of any representations and warranties made in this Section shall accrue upon discovery of such breach by either the Depositor, the Master Servicer, Securities Administrator or the Trustee or notice thereof by any one of such parties to the other parties.

          Section 9.04 Master Servicer Events of Default. Each of the following shall constitute a "Master Servicer Event of Default":

          (a) any failure by the Master Servicer to deposit in the Distribution Account any payment received by it from any Servicer or required to be made by the Master Servicer under the terms of this Agreement which continues unremedied for a period of two (2) Business Days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by any other party hereto;

          (b) failure by the Master Servicer to duly observe or perform, in any material respect, any other covenants, obligations or agreements of the Master Servicer as set forth in this Agreement (including any obligation to cause any subservicer or Reporting Subcontractor (except as specified below) to take any action specified in Article XIII) which failure continues unremedied for a period of thirty (30) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or to the Master Servicer and the Trustee by the holders of Certificates evidencing at least 25% of the Voting Rights; provided that the thirty (30) day cure period shall not apply so long as the Depositor is required to file Exchange Act Reports with respect to the Trust Fund, the failure to comply with the requirements set forth in Article XIII, for which the grace period shall not exceed the lesser of ten (10) calendar days or such period in which the applicable Exchange Act Report can be timely filed (without taking into account any extensions);

          (c) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force, undischarged or unstayed for a period of sixty (60) days;

          (d) the Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Master Servicer or relating to all or substantially all of its property;

          (e) the Master Servicer shall admit in writing its inability to pay its debts as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations for three (3) Business Days;

          (f) except as otherwise set forth herein, the Master Servicer attempts to assign this Agreement or its responsibilities hereunder or to delegate its duties hereunder (or any portion thereof) without the consent of the Securities Administrator and the Depositor; or

          (g) the indictment of the Master Servicer for the taking of any action by the Master Servicer, any employee thereof, any Affiliate or any director or employee thereof that constitutes fraud or criminal activity in the performance of its obligations under this Agreement, in each case, where such indictment materially and adversely affects the ability of the Master Servicer to perform its obligations under this Agreement (subject to the condition that such indictment is not dismissed within ninety (90) days).

          In each and every such case, so long as a Master Servicer Event of Default shall not have been remedied, in addition to whatever rights the Trustee may have at law or equity to damages, including injunctive relief and specific performance, the Trustee, by notice in writing to the Master Servicer, may, and (a) upon the request of the Holders of Certificates representing at least 51% of the Voting Rights (except with respect to any Master Servicer Event of Default related to a failure to comply with an Exchange Act Filing Obligation) or (b) the Depositor, in the case of a failure related to an Exchange Act Filing Obligation, shall, terminate with cause all the rights and obligations of the Master Servicer under this Agreement.

          The Depositor shall not be entitled to terminate the rights and obligations of the Master Servicer, pursuant to the above paragraph, if a failure of the Master Servicer to identify a Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB was attributable solely to the role or functions of such Subcontractor with respect to mortgage loans other than the Mortgage Loans.

          Upon receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, shall pass to and be vested in any successor master servicer appointed hereunder which accepts such appointments. Upon written request from the Trustee or the Depositor, the Master Servicer shall prepare, execute and deliver to the successor entity designated by the Trustee any and all documents and other instruments related to the performance of its duties hereunder as the Master Servicer and, place in such successor's possession all such documents with respect to the master servicing of the Mortgage Loans and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, at the Master Servicer's sole expense. The Master Servicer shall cooperate with the Trustee and such successor master servicer in effecting the termination of the Master Servicer's responsibilities and rights hereunder, including without limitation, the transfer to such successor master servicer for administration by it of all cash amounts which shall at the time be credited to the Distribution Account or are thereafter received with respect to the Mortgage Loans.

          Upon the occurrence of a Master Servicer Event of Default, the Securities Administrator shall (i) provide prompt written notice to the Trustee and the Depositor of such occurrence and (ii) provide the Depositor in writing and in form and substance reasonably satisfactory to the Depositor, all information reasonably requested by the Depositor in order to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to a successor master servicer in the event the Trustee should succeed to the duties of the Master Servicer as set



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forth herein. In the event that the Master Servicer becomes a terminated Master
Servicer due to a Master Servicer Event of Default, the terminated Master Servicer shall bear all costs of the transfer of master servicing hereunder (including those incurred by the Trustee). If such costs are not paid by the terminated Master Servicer, such costs shall be reimbursed from the Trust Fund.

          Section 9.05 Waiver of Default. By a written notice, the Trustee may with the consent of a Holders of Certificates evidencing at least 51% of the Voting Rights waive any default by the Master Servicer in the performance of its obligations hereunder and its consequences. Upon any waiver of a past default, such default shall cease to exist, and any Master Servicer Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

          Section 9.06 Successor to the Master Servicer. Upon termination of the Master Servicer's responsibilities and duties under this Agreement, the Trustee shall appoint or may petition any court of competent jurisdiction for the appointment of a successor, which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Master Servicer under this Agreement prior to the termination of the Master Servicer. Any successor shall be a Fannie Mae and Freddie Mac approved servicer in good standing and acceptable to the Depositor and the Rating Agencies. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that in no event shall the master servicer fee paid to such successor master servicer exceed that paid to the Master Servicer hereunder. In the event that the Master Servicer's duties, responsibilities and liabilities under this Agreement are terminated, the Master Servicer shall continue to discharge its duties and responsibilities hereunder until the effective date of such termination with the same degree of diligence and prudence which it is obligated to exercise under this Agreement and shall take no action whatsoever that might impair or prejudice the rights of its successor. The termination of the Master Servicer shall not become effective until a successor shall be appointed pursuant hereto and shall in no event (i) relieve the Master Servicer of responsibility for the representations and warranties made pursuant to Section 9.03(a) hereof and the remedies available to the Trustee under Section 9.03(b) hereof, it being understood and agreed that the provisions of Section 9.03 hereof shall be applicable to the Master Servicer notwithstanding any such sale, assignment, resignation or termination of the Master Servicer or the termination of this Agreement; or (ii) affect the right of the Master Servicer to receive payment and/or reimbursement of any amounts accruing to it hereunder prior to the date of termination (or during any transition period in which the Master Servicer continues to perform its duties hereunder prior to the date the successor master servicer fully assumes its duties).

          If no successor Master Servicer has accepted its appointment within ninety (90) days of the time the Trustee receives the resignation of the Master Servicer, the Trustee shall be the successor Master Servicer in all respects under this Agreement and shall have all the rights and powers and be subject to all the responsibilities, duties and liabilities relating thereto, including the obligation to make Monthly Advances; provided, however, that any failure to perform any duties or responsibilities caused by the Master Servicer's failure to provide information required by this Agreement shall not be considered a default by the Trustee



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hereunder. In the Trustee's capacity as such successor, the Trustee shall have the same limitations on liability herein granted to the Master Servicer. As compensation therefor, the Trustee shall be entitled to receive the compensation, reimbursement and indemnities otherwise payable to the Master Servicer, including the fees and other amounts payable pursuant to Section 9.07 hereof.

          At least fifteen (15) calendar days prior to the effective date of such appointment, the Trustee shall provide written notice to the Depositor of such successor pursuant to this Section 9.06.

          Any successor master servicer appointed as provided herein, shall execute, acknowledge and deliver to the Master Servicer and to the Trustee an instrument accepting such appointment, wherein the successor shall make the representations and warranties set forth in Section 9.03 hereof, and whereupon such successor shall become fully vested with all of the rights, powers, duties, responsibilities, obligations and liabilities of the Master Servicer, with like effect as if originally named as a party to this Agreement. Any termination or resignation of the Master Servicer or termination of this Agreement shall not affect any claims that the Trustee may have against the Master Servicer arising out of the Master Servicer's actions or failure to act prior to any such termination or resignation or in connection with the Trustee's assumption as successor master servicer of such obligations, duties and responsibilities.

          Upon a successor's acceptance of appointment as such, the Master Servicer shall notify by mail the Trustee of such appointment.

          Section 9.07 Compensation of the Master Servicer. As compensation for its activities under this Agreement, the Master Servicer shall be paid the Master Servicing Fee and be entitled to the investment income earned on amounts in the Distribution Account during the Master Servicer Float Period.

          Section 9.08 Merger or Consolidation. Any Person into which the Master Servicer may be merged or consolidated, or any Person resulting from any merger, conversion, other change in form or consolidation to which the Master Servicer shall be a party, or any Person succeeding to the business of the Master Servicer, shall be the successor to the Master Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or resulting Person to the Master Servicer shall (i) be a Person (or have an Affiliate) that is qualified and approved to service mortgage loans for Fannie Mae and FHLMC (provided, further that a successor Master Servicer that satisfies subclause (i) through an Affiliate agrees to service the Mortgage Loans in accordance with all applicable Fannie Mae and FHLMC guidelines) and (ii) have a net worth of not less than $25,000,000.

          Section 9.09 Resignation of the Master Servicer. Except as otherwise provided in Sections 9.08 and 9.10 hereof, the Master Servicer shall not resign from the obligations and duties hereby imposed on it unless the Master Servicer's duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it and cannot be cured. Any such determination permitting the resignation of the Master Servicer shall be evidenced by an Opinion of Counsel that shall be



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independent to such effect delivered to the Trustee. No such resignation shall become effective until the Trustee shall have assumed, or a successor master servicer satisfactory to the Trustee and the Depositor shall have assumed, the Master Servicer's responsibilities and obligations under this Agreement. Notice of such resignation shall be given promptly by the Master Servicer and the Depositor to the Trustee.

          At least fifteen (15) calendar days prior to the effective date of such resignation, the Master Servicer shall provide written notice to the Depositor of any successor pursuant to this Section.

          If at any time, Wells Fargo, as Master Servicer, resigns under this
Section 9.09, or is removed as Master Servicer pursuant to Section 9.04, then at such time Wells Fargo shall also resign (and shall be entitled to resign) as Securities Administrator under this Agreement.

          Section 9.10 Assignment or Delegation of Duties by the Master Servicer. Except as expressly provided herein, the Master Servicer shall not assign or transfer any of its rights, benefits or privileges hereunder to any other Person, or delegate to or subcontract with, or authorize or appoint any other Person to perform any of the duties, covenants or obligations to be performed by the Master Servicer; provided, however, that the Master Servicer shall have the right with the prior written consent of the Depositor (which shall not be unreasonably withheld or delayed), and upon delivery to the Trustee and the Depositor of a letter from each Rating Agency to the effect that such action shall not result in a downgrade of the ratings assigned to any of the Certificates, to delegate or assign to or subcontract with or authorize or appoint any qualified Person to perform and carry out any duties, covenants or obligations to be performed and carried out by the Master Servicer hereunder. Notice of such permitted assignment shall be given promptly by the Master Servicer to the Depositor and the Trustee. If, pursuant to any provision hereof, the duties of the Master Servicer are transferred to a successor master servicer, the entire compensation payable to the Master Servicer pursuant hereto shall thereafter be payable to such successor master servicer but in no event shall the fee payable to the successor master servicer exceed that payable to the predecessor master servicer.

          Section 9.11 Limitation on Liability of the Master Servicer. Neither the Master Servicer nor any of the directors, officers, employees or agents of the Master Servicer shall be under any liability to the Trustee, the Securities Administrator, the Servicers or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Master Servicer or any such person against any liability that would otherwise be imposed by reason of willful malfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard for its obligations and duties under this Agreement. The Master Servicer and any director, officer, employee or agent of the Master Servicer may rely in good faith on any document prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Master Servicer shall be under no obligation to appear in, prosecute or defend any legal action that is not incidental to its duties as Master Servicer with respect to the Mortgage Loans under this Agreement and that in its opinion may involve it in any expenses or liability; provided, however, that the Master Servicer may in its sole discretion undertake any such action that it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the



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 Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom, shall be liabilities of the Trust, and the Master Servicer shall be entitled to be reimbursed therefor out of the Master Servicer Account in accordance with the provisions of
Section 9.07 and Section 9.12.

          The Master Servicer shall not be liable for any acts or omissions of any Servicer except to the extent that damages or expenses are incurred as a result of such act or omissions and such damages and expenses would not have been incurred but for the negligence, willful malfeasance, bad faith or recklessness of the Master Servicer in supervising, monitoring and overseeing the obligations of the Servicers as required under this Agreement.

          Section 9.12 Indemnification; Third Party Claims. The Master Servicer agrees to indemnify the Depositor, the Securities Administrator, the Servicers, the Trustee and Custodians, and hold them harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, liability, fees and expenses that the Depositor, the Securities Administrator, the Servicers, the Trustee or the Custodians may sustain as a result of the Master Servicer's willful malfeasance, bad faith or negligence in the performance of its duties hereunder or by reason of its reckless disregard for its obligations and duties under this Agreement. The Depositor, the Securities Administrator, the Servicers, the Trustee and the Custodians, as applicable, shall immediately notify the Master Servicer if a claim is made by a third party with respect to this Agreement or the Mortgage Loans which would entitle the Depositor, the Servicers, the Trustee or the Custodians to indemnification under this Section 9.12, whereupon the Master Servicer shall assume the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or them in respect of such claim.

          The Master Servicer agrees to indemnify and hold harmless the Trustee from and against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, liability, fees and expenses (including reasonable attorneys' fees) that the Trustee may sustain as a result of such liability or obligations of the Master Servicer and in connection with the Trustee's assumption (not including the Trustee's performance, except to the extent that costs or liability of the Trustee are created or increased as a result of negligent or wrongful acts or omissions of the Master Servicer prior to its replacement as Master Servicer) of the Master Servicer's obligations, duties or responsibilities under such agreement.

          The Trust will indemnify the Master Servicer and hold it harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, liabilities, fees and expenses that the Master Servicer may incur or sustain in connection with, arising out of or related to this Agreement, the Servicing Agreements, the Sale Agreements, the Step 2 Assignment Agreements or the Certificates, except to the extent that any such loss, liability or expense is related to (i) a material breach of the Master Servicer's representations and warranties in this Agreement or (ii) the Master Servicer's willful malfeasance, bad faith or negligence or by reason of its reckless disregard of its duties and obligations under any such agreement; provided, that any such loss, liability or expense constitutes an "unanticipated expense incurred by the REMIC" within the meaning of Treasury



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Regulations Section 1.860G-1(b)(3)(ii). The Master Servicer shall be entitled to reimbursement for any such indemnified amount from funds on deposit in the Distribution Account.

                                   ARTICLE X

                   CONCERNING THE SECURITIES ADMINISTRATOR

          Section 10.01 Duties of the Securities Administrator. The Securities Administrator shall undertake to perform such duties and only such duties as are specifically set forth in this Agreement.

          (a) The Securities Administrator, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Securities Administrator that are specifically required to be furnished pursuant to any provision of this Agreement shall examine them to determine whether they are in the form required by this Agreement; provided, however, that the Securities Administrator shall not be responsible for the accuracy or content of any such resolution, certificate, statement, opinion, report, document, order or other instrument. If any such instrument is found not to conform in any material respect to the requirements of this Agreement, the Securities Administrator shall notify the Certificateholders of such non conforming instrument in the event the Securities Administrator, after so requesting, does not receive a satisfactorily corrected instrument.

          (b) No provision of this Agreement shall be construed to relieve the Securities Administrator from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

          (i) the duties and obligations of the Securities Administrator shall be determined solely by the express provisions of this Agreement, the Securities Administrator shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Securities Administrator and the Securities Administrator may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Securities Administrator and conforming to the requirements of this Agreement which it believed in good faith to be genuine and to have been duly executed by the proper authorities respecting any matters arising hereunder;

          (ii) the Securities Administrator shall not be liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Securities Administrator, unless it shall be conclusively determined by a court of competent jurisdiction, such determination no longer subject to appeal, that the Securities Administrator was negligent in ascertaining the pertinent facts;

          (iii) the Securities Administrator shall not be liable with respect to any action or inaction taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Holders of Certificates evidencing not less than 25% of the Voting Rights of Certificates relating to the time, method and place of conducting any proceeding for



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     any remedy available to the Securities Administrator, or exercising or omitting to exercise any trust or power conferred upon the Securities Administrator under this Agreement; and

          (iv) the Securities Administrator shall not be accountable, shall have no liability and makes no representation as to any acts or omissions hereunder of the Master Servicer or the Trustee.

          Section 10.02 Certain Matters Affecting the Securities
Administrator. Except as otherwise provided in Section 10.01:

          (a) the Securities Administrator may request and conclusively rely upon and shall be fully protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties and the Securities Administrator shall have no responsibility to ascertain or confirm the genuineness of any signature of any such party or parties;

          (b) the Securities Administrator may consult with counsel, financial advisers or accountants and the advice of any such counsel, financial advisers or accountants and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

          (c) the Securities Administrator shall not be liable for any action or inaction taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

          (d) the Securities Administrator shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates evidencing not less than 25% of the Voting Rights allocated to each Class of Certificates; provided, however, that if the payment within a reasonable time to the Securities Administrator of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Securities Administrator, not reasonably assured to the Securities Administrator by the security afforded to it by the terms of this Agreement, the Securities Administrator may require reasonable indemnity against such expense or liability as a condition to so proceeding. Nothing in this clause (iv) shall derogate from the obligation of the Master Servicer to observe any applicable law prohibiting disclosure of information regarding the Mortgagors, provided that the Master Servicer shall have no liability for disclosure required by this Agreement;

          (e) the Securities Administrator may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian and the Securities Administrator shall not be responsible for any misconduct or



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negligence on the part of any such agent, attorney or custodian appointed by the Securities Administrator with due care;

          (f) the Securities Administrator shall not be required to risk or expend its own funds or otherwise incur any financial liability in the performance of any of its duties or in the exercise of any of its rights or powers hereunder if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not assured to it, and none of the provisions contained in this Agreement shall in any event require the Securities Administrator to perform, or be responsible for the manner of performance of, any of the obligations of the Master Servicer under this Agreement;

          (g) the Securities Administrator shall be under no obligation to exercise any of the trusts, rights or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Securities Administrator reasonable security or indemnity satisfactory to the Securities Administrator against the costs, expenses and liabilities which may be incurred therein or thereby;

          (h) the Securities Administrator shall have no obligation to appear in, prosecute or defend any legal action that is not incidental to its duties hereunder and which in its opinion may involve it in any expense or liability; provided, however, that the Securities Administrator may in its discretion undertake any such action that it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties hereto and the interests of the Trustee, the Securities Administrator and the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Securities Administrator shall be entitled to be reimbursed therefor out of the Collection Account; and

          (i) in no event shall the Securities Administrator be liable for special, indirect or consequential damages.

          The Securities Administrator shall have no duty (A) to cause any recording, filing, or depositing of this Agreement or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest, or to see to the maintenance of any such recording or filing or depositing or to any rerecording, refiling or redepositing thereof, (B) to cause the provision of any insurance or (C) to cause the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Trust Fund other than from funds available in the Distribution Account.

           Section 10.03 Securities Administrator Not Liable for Certificates or Mortgage Loans. The recitals contained herein and in the Certificates shall be taken as the statements of the Depositor or the Transferor, as the case may be, and the Securities Administrator assumes no responsibility for their correctness. The Securities Administrator makes no representations as to the validity or sufficiency of this Agreement or of the Certificates or of any Mortgage Loan or related document other than with respect to the Securities Administrator's execution and



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authentication of the Certificates. The Securities Administrator shall not be accountable for the use or application by the Depositor or the Master Servicer of any funds paid to the Depositor or the Master Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Collection Account by the Depositor or the Master Servicer.

          Section 10.04 Securities Administrator May Own Certificates. The Securities Administrator in its individual or any other capacity may become the owner or pledgee of Certificates and may transact business with the parties hereto and their Affiliates with the same rights as it would have if it were not the Securities Administrator.

          Section 10.05 Securities Administrator's Fees and Expenses. The Securities Administrator shall be entitled to the investment income earned on amounts in the Distribution Account during the Master Servicer Float Period. The Securities Administrator and any director, officer, employee, agent or "control person" within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange of 1934, as amended ("Control Person"), of the Securities Administrator shall be indemnified by the Trust and held harmless against any loss, liability or expense (including reasonable attorney's fees)
(i) incurred in connection with any claim or legal action relating to (a) this Agreement, (b) the Mortgage Loans, (c) the Interest Rate Swap Agreements or (d) the Certificates, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of any of the Securities Administrator's duties hereunder, (ii) incurred in connection with the performance of any of the Securities Administrator's duties hereunder, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of any of the Securities Administrator's duties hereunder or (iii) incurred by reason of any action of the Securities Administrator taken at the direction of the Certificateholders, provided that any such loss, liability or expense constitutes an "unanticipated expense incurred by the REMIC" within the meaning of Treasury Regulations Section 1.860G-1(b)(3)(ii). Such indemnity shall survive the termination of this Agreement or the resignation or removal of the Securities Administrator hereunder. Without limiting the foregoing, and except for any such expense, disbursement or advance as may arise from the Securities Administrator's negligence, bad faith or willful misconduct, or which would not be an "unanticipated expense" within the meaning of the second preceding sentence, the Securities Administrator shall be reimbursed by the Trust for all reasonable expenses, disbursements and advances incurred or made by the Securities Administrator in accordance with any of the provisions of this Agreement with respect to: (A) the reasonable compensation and the expenses and disbursements of its counsel not associated with the closing of the issuance of the Certificates, (B) the reasonable compensation, expenses and disbursements of any accountant, engineer, appraiser or other agent that is not regularly employed by the Securities Administrator, to the extent that the Securities Administrator must engage such Persons to perform acts or services hereunder and (C) printing and engraving expenses in connection with preparing any Definitive Certificates. The Trust shall fulfill its obligations under this paragraph from amounts on deposit from time to time in the Distribution Account.

            The Securities Administrator may retain or withdraw from the Distribution Account, (i) the Master Servicing Fee and the investment income earned on amounts in the Distribution Account during the Master Servicer Float Period, (ii) amounts necessary to reimburse it or the Master Servicer for any previously unreimbursed Advances and any



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Advances the Master Servicer deems to be non-recoverable from the related
Mortgage Loan proceeds, (iii) an aggregate annual amount to indemnify the Master Servicer and itself for amounts due in accordance with this Agreement and (iv) any other amounts which it or the Master Servicer is entitled to receive hereunder for reimbursement, indemnification or otherwise, including the amount to which the Securities Administrator is entitled pursuant to
Section 3.02 hereof. The Securities Administrator shall be required to pay all expenses incurred by it in connection with its activities hereunder and shall not be entitled to reimbursement therefor except as provided in this Agreement.

          Section 10.06 Eligibility Requirements for the Securities Administrator. The Securities Administrator hereunder shall at all times be a corporation or association organized and doing business under the laws the United States of America or any state thereof, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, subject to supervision or examination by federal or state authority and with a credit rating of at least investment grade. If such corporation or association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 10.06 the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Securities Administrator shall cease to be eligible in accordance with the provisions of this Section 10.06, the Securities Administrator shall resign immediately in the manner and with the effect specified in Section 10.07 hereof. The entity serving as Securities Administrator may have normal banking and trust relationships with the Depositor and its affiliates or the Trustee and its affiliates.

          Any successor Securities Administrator (i) may not be an originator, the Master Servicer, the Servicer, the Depositor or an affiliate of the Depositor unless the Securities Administrator functions are operated through an institutional trust department of the Securities Administrator, (ii) must be authorized to exercise corporate trust powers under the laws of its jurisdiction of organization, and (iii) must be rated at least "A/F1" by Fitch, if Fitch is a Rating Agency and if rated by Fitch, or the equivalent rating by S&P or Moody's. If no successor Securities Administrator shall have been appointed and shall have accepted appointment within sixty (60) days after the Securities Administrator ceases to be the Securities Administrator pursuant to
Section 10.07, then the Trustee may (but shall not be obligated to) become the successor Securities Administrator. The Depositor shall appoint a successor to the Securities Administrator in accordance with Section 10.07. The Trustee shall notify the Rating Agencies of any change of Securities Administrator.

          Section 10.07 Resignation and Removal of the Securities Administrator. The Securities Administrator may at any time resign by giving written notice of resignation to the Depositor and the Trustee and each Rating Agency not less than sixty (60) days before the date specified in such notice when, subject to Section 10.08, such resignation is to take effect, and acceptance by a successor Securities Administrator in accordance with Section
10.08 meeting the qualifications set forth in Section 10.06. If no successor Securities Administrator meeting such qualifications shall have been so appointed by the Depositor and have accepted appointment within thirty (30) days after the giving of such notice of resignation, the resigning Securities



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Administrator may petition any court of competent jurisdiction for the appointment of a successor Securities Administrator.

          At least fifteen (15) calendar days prior to the effective date of such resignation, the Securities Administrator shall provide written notice to the Depositor or any successor pursuant to this Section 10.07.

          If at any time (i) the Securities Administrator shall cease to be eligible in accordance with the provisions of Section 10.06 hereof and shall fail to resign after written request thereto by the Depositor, (ii) the Securities Administrator shall become incapable of acting, or shall be adjudged as bankrupt or insolvent, or a receiver of the Securities Administrator or of its property shall be appointed, or any public officer shall take charge or control of the Securities Administrator or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, (iii)(A) a tax is imposed with respect to the Trust Fund by any state in which the Securities Administrator or the Trust Fund is located and (B) the imposition of such tax would be avoided by the appointment of a different Securities Administrator, or
(iv) the Securities Administrator fails to comply with its obligations under
Article XIII and such failure is not a result of the Securities Administrator's inability or failure to receive, on a timely basis, any information any other party hereto and under the applicable Servicing Agreement needed to prepare for execution or file such form not resulting from its own negligence, bad faith or willful misconduct, and not remedied within the lesser of ten (10) calendar days or such period in which the applicable Exchange Act Report can be timely filed (without taking into account any extensions), then, in the case of clauses (i) through (iv), the Depositor may remove the Securities Administrator and appoint a successor Securities Administrator by written instrument, in triplicate, one copy of which instrument shall be delivered to the Securities Administrator so removed, one copy of which shall be delivered to the Master Servicer and one copy to the successor Securities Administrator.

          The Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the Securities Administrator and appoint a successor Securities Administrator by written instrument or instruments, in triplicate, signed by such Holders or their attorneys in fact duly authorized, one complete set of which instruments shall be delivered by the successor Securities Administrator to the Trustee, one complete set to the Securities Administrator so removed and one complete set to the successor so appointed. Notice of any removal of the Securities Administrator shall be given to each Rating Agency by the successor Securities Administrator.

          Any resignation or removal of the Securities Administrator and appointment of a successor Securities Administrator pursuant to any of the provisions of this Section 10.07 shall become effective upon acceptance by the successor Securities Administrator of appointment as provided in Section 10.08 hereof.

          Section 10.08 Successor Securities Administrator. Any successor Securities Administrator (which may be the Trustee) appointed as provided in
Section 10.07 hereof shall execute, acknowledge and deliver to the Depositor and to its predecessor Securities Administrator and the Trustee an instrument accepting such appointment hereunder and thereupon the resignation or removal
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effective and such successor Securities Administrator, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as Securities Administrator herein. The Depositor, the Trustee, the Master Servicer and the predecessor Securities Administrator shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor Securities Administrator all such rights, powers, duties, and obligations.

          No successor Securities Administrator shall accept appointment as provided in this Section 10.08 unless at the time of such acceptance such successor Securities Administrator shall be eligible under the provisions of
Section 10.06 hereof and its appointment shall not adversely affect the then current rating of the Certificates, as confirmed in writing by each Rating Agency and has provided to the Depositor in writing and in form and substance reasonably satisfactory to the Depositor, all information reasonably requested by the Depositor in order to comply with its reporting obligation under Item
6.02 of Form 8-K with respect to a replacement Securities Administrator.

          Upon acceptance by a successor Securities Administrator of appointment as provided in this Section 10.08, the Depositor shall mail notice of the succession of such Securities Administrator hereunder to all Holders of Certificates. If the Depositor fails to mail such notice within ten (10) days after acceptance by the successor Securities Administrator of appointment, the successor Securities Administrator shall cause such notice to be mailed at the expense of the Depositor.

          Section 10.09 Merger or Consolidation of the Securities Administrator. Any corporation or other entity into which the Securities Administrator may be merged or converted or with which it may be consolidated or any corporation or other entity resulting from any merger, conversion or consolidation to which the Securities Administrator shall be a party, or any corporation or other entity succeeding to the business of the Securities Administrator, shall be the successor of the Securities Administrator hereunder; provided, that such corporation or other entity shall be eligible under the provisions of Section 10.06 hereof, without the execution or filing of any paper or further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

          Section 10.10 Assignment or Delegation of Duties by the Securities Administrator. Except as expressly provided herein, the Securities Administrator shall not assign or transfer any of its rights, benefits or privileges hereunder to any other Person, or delegate to or subcontract with, or authorize or appoint any other Person to perform any of the duties, covenants or obligations to be performed by the Securities Administrator; provided, however, that the Securities Administrator shall have the right with the prior written consent of the Depositor (which shall not be unreasonably withheld or delayed), and upon delivery to the Trustee and the Depositor of a letter from each Rating Agency to the effect that such action shall not result in a downgrade of the ratings assigned to any of the Certificates, to delegate or assign to or subcontract with or authorize or appoint any qualified Person to perform and carry out any duties, covenants or obligations to be performed and carried out by the Securities Administrator hereunder. Notice of such permitted assignment shall be given promptly by the Securities Administrator to
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of the Securities Administrator are transferred to a successor securities administrator, the entire compensation payable to the Securities Administrator pursuant hereto shall thereafter be payable to such successor securities administrator but in no event shall the fee payable to the successor securities administrator exceed that payable to the predecessor securities administrator.

                                  ARTICLE XI

                                  TERMINATION

          Section 11.01 Termination upon Liquidation or Purchase of the Mortgage Loans. Subject to Section 11.03, the obligations and responsibilities of the Depositor, the Master Servicer, the Servicers, the Securities Administrator and the Trustee created hereby with respect to the Trust Fund shall terminate upon the earlier of: (a) the Depositor requesting the Master Servicer to exercise its option to conduct an Auction Call for the purchase of the Mortgage Loans and all other property of the Trust on a non-recourse basis with no representations or warranties of any nature whatsoever and the sale of all of the Property of the Trust Fund, on or after the Optional Termination Date (the Master Servicer shall accommodate such request to conduct an Auction Call at its sole discretion. If the Master Services accommodates such request, the Master Servicer shall be entitled to reimbursement for all fees and expenses incurred. The Property of the Trust Fund shall be sold by the Trustee as directed by the Depositor or the Master Servicer to the entity with the highest bid received by the Master Servicer from closed bids solicited by the Master Servicer or its designee; provided, that to effectuate such sale, the Master Servicer or its designee shall have made reasonable efforts to sell all of the property of the Trust Fund for its fair market value in a commercially reasonable manner and on commercially reasonable terms, which includes the good faith solicitation of competitive bids to prospective purchasers that are recognized broker/dealers for assets of this type and provided further that,
(i) such sale price shall not be less than the Par Value as certified by the Depositor, (ii) the Master Servicer receives bids from no fewer than three (3) prospective purchasers (which may include the Majority Class X Certificateholder) and (iii) such sale price shall be deposited with the Master Servicer prior to the Distribution Date following the month in which such value is determined); and (b) the later of (i) the maturity or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property and (ii) the distribution to Certificateholders of all amounts required to be distributed to them pursuant to this Agreement. In no event shall the trusts created hereby continue beyond the expiration of 21 years from the death of the survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James's, living on the date hereof. The "Termination Price" shall be equal to the greater of: (1) the sum of (i) 100% of the unpaid principal balance of each Mortgage Loan (other than in respect of REO Property) plus accrued and unpaid interest thereon at the applicable Mortgage Interest Rate, (ii) the lesser of
(x) the appraised value of any REO Property as determined by the higher of two appraisals completed by two independent appraisers selected by the Master Servicer at its expense, plus accrued and unpaid interest on the related mortgage loans at the applicable mortgage rate and (y) the unpaid principal balance of each Mortgage Loan related to any REO Property, in each case plus accrued and unpaid interest thereon at the applicable Mortgage Interest Rate and (iii) any Swap Termination Payment owed to the Swap Provider; and (2) the aggregate fair market value of each Mortgage Loan and any REO Property, as determined by the highest bid received by the Master Servicer from closed bids
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designee from at least three recognized broker/dealers (one of which may be an affiliate of the Depositor) that deal in similar assets as of the close of business on the third Business Day preceding the date upon which a Notice of Final Distribution is furnished to Certificateholders pursuant to Section 11.02, plus accrued and unpaid interest on the Mortgage Loans at the applicable Mortgage Interest Rate.

          The proceeds of the purchase or sale of such assets of the Trust pursuant to the Auction Call described in this Section 11.01 (other than, with respect to any mortgage loan and the related property, an amount equal to the excess, if any, of the amount in Section 11.01(2) over the sum of the amount in
Section 11.01(1) (such excess, the "Fair Market Value Excess")) will be distributed to the holders of the Certificates in accordance with Section 4.01. Any Fair Market Value Excess received in connection with the purchase of the Mortgage Loans and REO Properties will be distributed to the holders of the Class RC Certificates.

          Except to the extent provided above with regard to allocating any Fair Market Value Excess to the holders of the Class RC Certificates, the proceeds of such a purchase or sale will be treated as a prepayment of the Mortgage Loans for purposes of distributions to Certificateholders. Accordingly, the sale of the Mortgage Loans and the REO Properties as a result of the exercise of the Auction Call will result in the final distribution on the Certificates on that Distribution Date.

          Section 11.02 Final Distribution on the Certificates. If, on any Remittance Date, the Servicers notify the Securities Administrator that there are no Outstanding Mortgage Loans and no other funds or assets in the Trust Fund other than the funds in the Collection Account, the Securities Administrator shall promptly send a Notice of Final Distribution to the applicable Certificateholders. If an Auction Call is requested pursuant to such Section, the Master Servicer, pursuant to the applicable Step 2 Assignment Agreements and by no later than the tenth (10th) day of the month of final distribution, shall notify the Trustee, each Servicer, the Swap Provider and the Securities Administrator of the final Distribution Date and of the applicable sale price of the Mortgage Loans and REO Properties.

          A Notice of Final Distribution, specifying the Distribution Date on which Certificateholders may surrender their Certificates for payment of the final distribution and cancellation, shall be given promptly by the Securities Administrator by letter to Certificateholders mailed not later than the fifteenth (15th) day of the month of such final distribution. Any such Notice of Final Distribution shall specify (a) the Distribution Date upon which final distribution on the Certificates will be made upon presentation and surrender of Certificates at the office therein designated, (b) the amount of such final distribution, (c) the location of the office or agency at which such presentation and surrender must be made, and (d) that the Record Date otherwise applicable to such Distribution Date is not applicable, distributions being made only upon presentation and surrender of the Certificates at the office therein specified. The Securities Administrator will give such Notice of Final Distribution to each Rating Agency at the time such Notice of Final Distribution is given to Certificateholders.

          In the event the Mortgage Loans (and REO Properties) and all rights and obligations under the Servicing Agreements are purchased or sold pursuant to Section 11.01 and pursuant to the applicable Step 2 Assignment Agreement,
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Trustee is required thereunder to remit to the Securities Administrator the applicable Termination Price on the applicable Remittance Date immediately preceding the applicable final Distribution Date. Upon such final deposit with respect to the Trust Fund and the receipt by the Securities Administrator and the Custodians of a request for release therefor in the form of Exhibit L-1, Exhibit L-2, Exhibit L-3 or Exhibit L-4, as applicable, the Master Servicer shall direct the Custodians to release and the relevant Custodians shall promptly release to the Master Servicer or its designee the Custodial Files for the Mortgage Loans.

          Upon presentation and surrender of the Certificates, the Securities Administrator shall cause to be distributed to the Certificateholders of each Class (after reimbursement of all amounts due the Depositor, the Master Servicer, the Securities Administrator, the Trustee and the Custodians hereunder), in each case on the final Distribution Date and in the order set forth in Section 4.01, in proportion to their respective Percentage Interests, with respect to Certificateholders of the same Class, an amount up to an amount equal to (i) as to each Class of Regular Certificates (except the Class X Certificates), the Certificate Balance thereof plus for each such Class and the Class X Certificates accrued interest thereon in the case of an interest-bearing Certificate and all other amounts to which such Classes are entitled pursuant to Section 4.01 and (ii) as to the Residual Certificates, the amount, if any, which remains on deposit in the Distribution Account after application pursuant to clause (i) above (other than the amounts retained to meet claims). The foregoing provisions are intended to distribute to each Class of Regular Certificates any accrued and unpaid interest and principal to which they are entitled based on the Pass-Through Rates and actual Class Certificate Balances or notional principal balances set forth in the Preliminary Statement upon liquidation of the Trust Fund.

          In the event that any affected Certificateholders shall not surrender Certificates for cancellation within six (6) months after the date specified in the above mentioned written notice, the Securities Administrator shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six (6) months after the second notice all the applicable Certificates shall not have been surrendered for cancellation, the Securities Administrator may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets which remain a part of the Trust Fund. If within one (1) year after the second notice all Certificates shall not have been surrendered for cancellation, the Class R Certificateholders shall be entitled to all unclaimed funds and other assets of the Trust Fund which remain subject hereto.

          Section 11.03 Additional Termination Requirements. In the event the Auction Call is exercised as provided in Section 11.01, the Trust Fund shall be terminated in accordance with the following additional requirements, unless the Trustee, the Master Servicer and the Securities Administrator have been supplied with an Opinion of Counsel, at the expense of the entity exercising the call right, to the effect that the failure to comply with the requirements of this Section 11.03 will not (i) result in the imposition of taxes on "prohibited transactions" on any Trust REMIC as defined in Section 860F of the Code, or (ii) cause any Trust REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding:



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          (a) The Securities Administrator on behalf of the Trustee shall sell all of the assets of the Trust Fund to the entity with the highest bid received pursuant to the Auction Call and, by the next Distribution Date after such sale, shall distribute to the Certificateholders the proceeds of such sale in complete liquidation of each of the Trust REMICs; and

          (b) The Securities Administrator shall attach a statement to the final federal income tax return for each of the Trust REMICs stating that pursuant to Treasury Regulations Section 1.860F-1, the first day of the ninety
(90) day liquidation period for each such Trust REMIC was the date on which the Securities Administrator on behalf of the Trustee sold the assets of the Trust Fund to the entity with the highest bid received pursuant to the Auction Call.

                                  ARTICLE XII

                            MISCELLANEOUS PROVISIONS

          Section 12.01 Amendment. This Agreement may be amended from time to time by the Depositor, the Master Servicer, the Securities Administrator, the Custodians and the Trustee (and the Master Servicer may request an amendment or consent to any amendment of a Servicing Agreement as directed by the Depositor) without the consent of any of the Certificateholders (i) to cure any ambiguity or mistake, (ii) to correct any defective provision herein or in the applicable Servicing Agreement, or to supplement any provision in this Agreement which may be inconsistent with any other provision herein or in the applicable Servicing Agreement, (iii) to add to the duties of the Depositor, or the Trustee (or with respect to the applicable Servicing Agreement, of the applicable Servicer) the Master Servicer, the Securities Administrator or the Custodians, (iv) to add any other provisions with respect to matters or questions arising hereunder or under the applicable Servicing Agreement, (v) to cause the provisions herein to conform to or be consistent with or in furtherance of the statements made with respect to the Certificates, the Trust Fund or this Agreement in the Prospectus Supplement, or to correct or supplement any provision herein which may be inconsistent with any other provisions herein or with the provisions of any Sale or Servicing agreement or (vi) to modify, alter, amend, add to or rescind any of the terms or provisions contained in this Agreement or in the applicable Servicing Agreement; provided that any action pursuant to clause (iv) or (vi) above shall not, as evidenced by an Opinion of Counsel (which Opinion of Counsel shall be an expense of the requesting party, but in any case shall not be an expense of the Trustee, the Master Servicer, the Securities Administrator, the Custodians or the Trust Fund, and shall be addressed to the foregoing entities), adversely affect in any material respect the interests of any Certificateholder; provided, further, that the amendment shall not be deemed to adversely affect in any material respect the interests of the Certificateholders if the Person requesting the amendment obtains a letter from each Rating Agency stating that the amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Certificates; it being understood and agreed that any such letter in and of itself will not represent a determination as to the materiality of any such amendment and will represent a determination only as to the credit issues affecting any such rating. The Trustee, the Depositor, the Custodians, the Securities Administrator and the Master Servicer also may at any time and from time to time amend this Agreement (and the Master Servicer shall request the Servicers amend the applicable Servicing Agreements), without the consent of the Certificateholders, to modify, eliminate or add to any of its provisions to such extent as shall be necessary or helpful to (i) maintain the



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qualification of each Trust REMIC under the REMIC Provisions, (ii) avoid or minimize the risk of the imposition of any tax on any Trust REMIC pursuant to the Code that would be a claim at any time prior to the final redemption of the Certificates or (iii) comply with any other requirements of the Code; provided, that the Trustee and the Master Servicer have been provided an Opinion of Counsel, which opinion shall be an expense of the party requesting such opinion but in any case shall not be an expense of the Trustee or the Trust Fund, to the effect that such action is necessary or helpful to, as applicable, (i) maintain such qualification, (ii) avoid or minimize the risk of the imposition of such a tax or (iii) comply with any such requirements of the Code.

          This Agreement may also be amended from time to time by the Depositor, the Master Servicer, the Custodians, the Securities Administrator and the Trustee (and the Master Servicer shall consent to any amendment to the applicable Servicing Agreement as directed by the Depositor) with the consent of the Holders of Certificates evidencing Percentage Interests aggregating not less than 66?% of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments required to be distributed on any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interests of the Holders of any Class of Certificates in a manner other than as described in clause (i), without the consent of the Holders of Certificates of such Class evidencing, as to such Class, Percentage Interests aggregating not less than 66?%, or (iii) reduce the aforesaid percentages of Certificates the Holders of which are required to consent to any such amendment, without the consent of the Holders of all such Certificates then outstanding.

          Notwithstanding any contrary provision of this Agreement, the Trustee and the Master Servicer shall not consent to any amendment to this Agreement or any Servicing Agreement unless (i) each shall have first received an Opinion of Counsel, which opinion shall not be an expense of the Trustee, the Master Servicer or the Trust Fund, to the effect that such amendment will not cause the imposition of any tax on any Trust REMIC or the Certificateholders or cause any Trust REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding and (ii) the party seeking such amendment shall have provided written notice to the Rating Agencies (with a copy of such notice to the Trustee, the Swap Provider and the Master Servicer) of such amendment, stating the provisions of the Agreement to be amended.

          Notwithstanding the foregoing provisions of this Section 12.01, with respect to any amendment that significantly modifies the permitted activities of the Trustee or a Servicer under the applicable Servicing Agreement, any Certificate beneficially owned by the Depositor or any of its Affiliates or by the Responsible Party or any of its Affiliates shall be deemed not to be outstanding (and shall not be considered when determining the percentage of Certificateholders consenting or when calculating the total number of Certificates entitled to consent) for purposes of determining if the requisite consents of Certificateholders under this Section 12.01 have been obtained.



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          Promptly after the execution of any amendment to this Agreement or any Servicing Agreement requiring the consent of Certificateholders, the Master Servicer shall furnish written notification of the substance or a copy of such amendment to each Certificateholder and each Rating Agency.

          It shall not be necessary for the consent of Certificateholders under this Section 12.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

          Nothing in this Agreement shall require the Trustee, the Custodians, the Master Servicer or the Securities Administrator to enter into an amendment which modifies its obligations or liabilities without its consent and in all cases without receiving an Opinion of Counsel (which Opinion shall not be an expense of the Trustee, the Custodians, the Master Servicer, the Securities Administrator or the Trust Fund), satisfactory to the Trustee, the Master Servicer or the Securities Administrator, as applicable, that (i) such amendment is permitted and is not prohibited by this Agreement or the applicable Servicing Agreement and that all requirements for amending this Agreement or such Servicing Agreement have been complied with; and (ii) either
(A) the amendment does not adversely affect in any material respect the interests of any Certificateholder or (B) the conclusion set forth in the immediately preceding clause (A) is not required to be reached pursuant to this
Section 12.01.

          Notwithstanding the Trustee's consent to, or the Master Servicer's request for, any amendment of any Servicing Agreement pursuant to the terms of this Section 12.01, such Servicing Agreement cannot be amended without the consent of the applicable Servicer. Neither the Master Servicer nor the Trustee shall be responsible for any failure by such Servicer to consent to any amendment to the applicable Servicing Agreement.

          Notwithstanding the foregoing, any amendment to this Agreement shall require the prior written consent of the Swap Provider, if such amendment materially and adversely affects the rights or interests of the Swap Provider.

          Section 12.02 Recordation of Agreement; Counterparts. This Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation shall be caused to be effected by the Depositor at the expense of the Trust, but only if an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders is delivered to the Depositor.

          For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.



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          Section 12.03 Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN
ACCORDANCE WITH AND GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HERETO AND THE CERTIFICATEHOLDERS SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          Section 12.04 Intention of Parties. It is the express intent of the parties hereto that the conveyance (i) of the Mortgage Loans by the Depositor and (ii) of the Trust Fund by the Depositor to the Trustee each be, and be construed as, an absolute sale thereof. It is, further, not the intention of the parties that such conveyances be deemed a pledge thereof. However, in the event that, notwithstanding the intent of the parties, such assets are held to be the property of the Depositor, or if for any other reason this Agreement is held or deemed to create a security interest in either of such assets, then (i) this Agreement shall be deemed to be a security agreement within the meaning of the Uniform Commercial Code of the State of New York and (ii) the conveyances provided for in this Agreement shall be deemed to be an assignment and a grant by the Depositor to the Trustee, for the benefit of the Certificateholders, of a security interest in all of the assets transferred, whether now owned or hereafter acquired.

          The Depositor, for the benefit of the Certificateholders, shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Trust Fund, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Agreement. The Depositor shall arrange for filing any Uniform Commercial Code continuation statements in connection with any security interest granted or assigned to the Trustee for the benefit of the Certificateholders.

          Section 12.05 Notices. (a) The Securities Administrator shall use its best efforts to promptly provide notice to each Rating Agency with respect to each of the following of which it has actual knowledge:

            (i) Any material change or amendment to this Agreement;

            (ii) The occurrence of any Event of Default that has not been cured;

            (iii) The resignation or termination of a Servicer, Master Servicer, Securities Administrator or the Trustee and the appointment of any successor;

            (iv) The repurchase or substitution of Mortgage Loans pursuant to this Agreement or the Sale Agreements; and

            (v) The final payment to Certificateholders.

          (b) In addition, the Securities Administrator shall promptly make available on its internet website to each Rating Agency copies of the following:

            (i) Each report to Certificateholders described in Section 4.02.



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            (ii) The Servicer's annual statement of compliance and the accountant's report described in the Servicing Agreements; and

            (iii) Any notice of a purchase of a Mortgage Loan pursuant to this Agreement and any Sale Agreement.

          (c) All directions, demands and notices hereunder shall be in writing and shall be deemed to have been duly given when delivered to: (a) in the case of the Depositor, the Purchaser or the Goldman Conduit, to Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004, Attention: Principal Finance Group/Christopher M. Gething and Asset Management Group/Senior Asset Manager, or such other address as may be hereafter furnished to the Securities Administrator and the Swap Provider by the Depositor in writing; (b) in the case of Avelo, to Avelo Mortgage, L.L.C., 250 E. John Carpenter Freeway, Ste. 300, Irving, Texas 75062, Attention: President and General Counsel, or such other address as may be hereafter furnished to the Depositor, the Securities Administrator and the Swap Provider by Avelo in writing; (c) in the case of BNY as Custodian, to The Bank of New York Trust Company, National Association, 2220 Chemsearch Boulevard, Suite 150, Irving, Texas 75062, Attention: GSAA Home Equity Trust 2007-6, or such other address as may be hereafter furnished to the Depositor, the Securities Administrator and the Swap Provider by BNY in writing; (d) in the case of GreenPoint, to GreenPoint Mortgage Funding, Inc., 100 Wood Hollow Drive, Novato, California 94945, Attention: Susan Davia, or such other address as may be hereafter furnished to the Depositor, the Securities Administrator and the Swap Provider by GreenPoint in writing; (e) in the case of NatCity, National City Mortgage Co., 3232 Newmark Drive, Miamisburg, Ohio 45342, Attention: Lee Barden, Trader, or such other address as may be hereafter furnished to the Depositor, the Securities Administrator and the Swap Provider by National City in writing; (f) in the case of Countrywide and Countrywide Servicing, to Countrywide Home Loans Servicing LP, 4500 Park Granada, Calabasas, California 91302, Attention: Investor Accounting, or such other address as may be hereafter furnished to the Depositor, the Securities Administrator and the Swap Provider by Countrywide Servicing in writing; (g) in the case of Wachovia, to Wachovia Mortgage Corporation, 401 South Tryon Street, 22nd Floor, Charlotte, North Carolina 28288 1088, or such other address as may be hereafter furnished to the Depositor, the Securities Administrator and the Swap Provider by Wachovia; (h) in the case of Wells Fargo as a Responsible Party and as a Servicer, Wells Fargo Bank, National Association, 7485 New Horizon Way, Frederick, Maryland 21703, Attention: GSAA 2007-6, or such other address as may be hereafter furnished to the Depositor, the Securities Administrator and the Swap Provider by Wells Fargo in writing; (i) in the case of the Trustee to its Corporate Trust Office, or such other address as the Trustee may hereafter furnish to the Depositor and the Swap Provider; (j) in the case of the Master Servicer and the Securities Administrator, Wells Fargo Bank, National Association, P.O. Box 98, Columbia, Maryland 21046, Attention:
Client Manager - GSAA 2007-6 (or for overnight deliveries, 9062 Old Annapolis Road, Columbia, Maryland, 21045 Attention: Client Manager - GSAA 2007-6), or such other address as may be hereafter furnished to the Depositor, the Securities Administrator and the Swap Provider by the Master Servicer in writing; (k) in the case of Wells Fargo, as a Custodian, to Wells Fargo Bank, National Association, 1015 10th Avenue SE, Minneapolis, Minnesota 55414,
Attention: GSAA 2007-6, or such other address as may be hereafter furnished to the Depositor, the Securities Administrator and the Swap Provider by Wells Fargo in writing; (l) in the case of Deutsche Bank as a Custodian, Deutsche Bank National Trust Company, 1761 East St. Andrew Place, Santa Ana, California



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92705, Attention: Mortgage Custody - GS0706, or such other address as may be hereafter furnished to the Depositor, the Securities Administrator and the Swap Provider by Deutsche Bank in writing; (m) in the case of U.S. Bank as a Custodian, U.S. Bank National Association, 1133 Rankin Street, Suite 100, St. Paul, Minnesota 55116, Attention: GSAA Home Equity Trust 2007-6, or such other address as may be hereafter furnished to the Depositor, the Securities Administrator and the Swap Provider by the U.S. Bank in writing; (n) in the case of the Swap Provider, to the related Swap Provider addressed to it at the address specified in the Interest Rate Swap Agreement or at any other address previously furnished in writing to the Trust by the related Swap Provider; and
(o) in the case of each of the Rating Agencies, the address specified therefor in the definition corresponding to the name of such Rating Agency. Notices to Certificateholders shall be deemed given when mailed, first class postage prepaid, to their respective addresses appearing in the Certificate Register.

          Section 12.06 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

          Section 12.07 Limitation on Rights of Certificateholders. The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the trust created hereby, nor entitle such Certificateholder's legal representative or heirs to claim an accounting or to take any action or commence any proceeding in any court for a petition or winding up of the trust created hereby, or otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

          No Certificateholder shall have any right to vote (except as provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth or contained in the terms of the Certificates be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third party by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

          No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of an Event of Default and of the continuance thereof, as herein provided, and unless the Holders of Certificates evidencing not less than 25% of the Voting Rights evidenced by the Certificates shall also have made written request to the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses, and liabilities to be incurred therein or thereby, and the Trustee, for sixty (60) days after its receipt of such notice, request and offer of indemnity shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no



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one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 12.07, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

          Section 12.08 Certificates Nonassessable and Fully Paid. It is the intention of the Depositor that Certificateholders shall not be personally liable for obligations of the Trust Fund, that the interests in the Trust Fund represented by the Certificates shall be nonassessable for any reason whatsoever, and that the Certificates, upon due authentication thereof by the Trustee pursuant to this Agreement, are and shall be deemed fully paid.

          Section 12.09 Waiver of Jury Trial. EACH PARTY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES (TO THE EXTENT PERMITTED BY APPLICABLE
LAW) ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THIS AGREEMENT AND AGREES THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.

          Section 12.10 Rights of the Swap Provider. The Swap Provider shall be deemed a third party beneficiary of this Agreement to the same extent as if it were a party hereto, and shall have the right to enforce its rights under this Agreement. Promptly upon proposal of any amendment to this Agreement requiring consent of the Swap Provider, the Depositor shall furnish written notification of the substance or a copy of each amendment to the Swap Provider.

                                 ARTICLE XIII

                             EXCHANGE ACT REPORTING

          Section 13.01 Filing Obligations.

          The Master Servicer, the Trustee, the Securities Administrator and each Custodian shall reasonably cooperate with the Depositor and Securities Administrator in connection with the satisfaction of the Depositor's reporting requirements under the Exchange Act with respect to the Trust Fund. In addition to the information specified below, if so requested by the Depositor in writing for the purpose of satisfying its reporting obligation under the Exchange Act, the Master Servicer, the Trustee, the Securities Administrator and each Custodian shall (and the Master Servicer shall cause each Servicer and subservicer to) provide the Depositor with (a) such information which is available to such Person without unreasonable effort or expense and within such timeframe as may be reasonably requested by the Depositor to comply with the Depositor's reporting obligations under the Exchange Act and (b) to the extent such Person is a party (and the Depositor is not a party) to any agreement or amendment required to be filed, copies of such agreement or amendment in EDGAR-compatible form.



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          In the event that the Securities Administrator becomes aware that it will be unable to timely file with the Commission all or any required portion of any Form 8-K, 10-D or 10-K required to be filed by this Agreement because required disclosure information was either not delivered to it or delivered to it after the delivery deadlines set forth in this Agreement or for any other reason, the Securities Administrator will promptly notify the Depositor. In the case of Form 10-D and 10-K, the parties to this Agreement will cooperate and cause such other Servicers or Servicing Function Participants, as applicable, to cooperate, to prepare and file a Form 12b-25 and a 10-DA and 10-KA as applicable, pursuant to Rule 12b-25 of the Exchange Act. In the case of Form 8-K, the Securities Administrator will, upon receipt of all required Form 8-K Disclosure Information and upon the approval and direction of the Depositor, include such disclosure information on the next Form 10-D unless directed by the Depositor to file a Form 8-K with such Form 8-K Disclosure Information. In the event that any previously filed Form 8-K, Form 10-D or Form 10-K needs to be amended, the Securities Administrator shall notify the Depositor and prepare any necessary Form 8-KA, Form 10-DA or Form 10-KA. Any Form 15, Form 12b-25 or any amendment to Form 8-K or Form 10-D shall be signed by a duly authorized representative of the Master Servicer. Any amendment to Form 10-K shall be signed by the Depositor. The parties to this Agreement acknowledge that the performance by the Securities Administrator of its duties under this Section
13.01 related to the timely preparation and filing of Form 15, a Form 12b-25 or any amendment to Form 8-K, Form 10-D or Form 10-K is contingent upon each such party performing its duties under this Section. The Securities Administrator shall have no liability for any loss, expense, damage or claim arising out of or with respect to any failure to properly prepare and/or timely file any such Form 15, Form 12b-25 or any amendments to Form 8-K, Form 10-D or Form 10-K, where such failure results from the Securities Administrator's inability or failure to receive on a timely basis, any information from or on behalf of any other party hereto needed to prepare, arrange for execution or file such Form 15, Form 12b-25 or any amendments to Forms 8-K, 10-D or 10-K, not resulting from its own negligence, bad faith or willful misconduct.

          The Securities Administrator shall promptly file, and exercise its reasonable best efforts to obtain a favorable response to, no-action requests, or other appropriate exemptive relief with the Commission seeking the usual and customary exemption from such reporting requirements granted to issuers of securities similar to the Certificates if and to the extent the Depositor shall deem any such relief to be necessary or appropriate. Unless otherwise advised by the Depositor, the Securities Administrator shall assume that the Depositor is in compliance with the preceding sentence. In no event shall the Securities Administrator have any liability for the execution or content of any document required to be filed by the 1934 Act. The Depositor agrees to promptly furnish to the Securities Administrator, from time to time upon request, such further information, reports, and financial statements within its control related to the Trust Agreement and the Mortgage Loans as the Depositor reasonably deems appropriate to prepare and file all necessary reports with the Commission.



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          Section 13.02 Form 8-K Filings.

          The Depositor shall prepare or cause to be prepared the initial current report on Form 8-K. Thereafter within four (4) Business Days after the occurrence of an event requiring disclosure in a current report on Form 8-K (each such event, a "Reportable Event"), and if requested by the Depositor, the Master Servicer shall sign on behalf of the Depositor and the Securities Administrator shall prepare and file with the Commission any Form 8-K, as required by the Exchange Act. Any disclosure or information related to a Reportable Event or that is otherwise required to be included on Form 8-K ("Form 8-K Disclosure Information") shall be determined and prepared by and at the direction of the Depositor pursuant to this Section 13.02 and the Securities Administrator shall have no duty or liability for any failure hereunder to determine or prepare any Form 8-K Disclosure Information or any Form 8-K, except as set forth in this Section 13.02.

          As set forth on Exhibit M hereto, for so long as the Trust is subject to the Exchange Act reporting requirements, no later than the end of business on the second Business Day after the occurrence of a Reportable Event each of the Securities Administrator, the Custodians, the Master Servicer and the Depositor shall be required to provide to the Securities Administrator and Depositor, to the extent known, in EDGAR-compatible form, or in such other form as otherwise agreed upon by the Securities Administrator and such party, the form and substance of any Form 8-K Disclosure Information, if applicable and
(ii) the Depositor shall approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Form 8-K Disclosure Information. The Depositor shall be responsible for any reasonable fees and expenses assessed or incurred by the Securities Administrator in connection with including any Form 8-K Disclosure Information on Form 8-K pursuant to this paragraph.

          After preparing the Form 8-K, the Securities Administrator shall forward electronically a draft copy of the Form 8-K to the Depositor for review. No later than 12:00 noon New York City time on the fourth (4th) Business Day after the Reportable Event, a duly authorized representative of the Master Servicer shall sign the Form 8-K and return such signed Form 8-K to the Securities Administrator, and no later than 5:30 p.m. New York City time on such Business Day the Securities Administrator shall file such Form 8-K with the Commission. If a Form 8-K cannot be filed on time or if a previously filed Form 8-K needs to be amended, the Securities Administrator will follow the procedures set forth in Section 13.01. Promptly (but no later than one (1) Business Day) after filing with the Commission, the Securities Administrator will, make available on its internet website (located at www.ctslink.com) a final executed copy of each Form 8-K prepared by the Securities Administrator. The signing party at the Master Servicer can be contacted at 9062 Old Annapolis Road, Columbia, Maryland 21045-1951, Attention: Client Manager, GSAA 2007-6, by e-mail at cts.sec.notifications@wellsfargo.com or by facsimile (410) 715-2380. The parties to this Agreement acknowledge that the performance by the Securities Administrator of its duties under this Section 13.02 related to the timely preparation and filing of Form 8-K is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under this Section 13.02. The Securities Administrator shall have no liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare and/or timely file such Form 8-K, where such failure results from the Securities Administrator's inability or failure to receive on a timely basis, any information from any other party hereto (other than an Affiliate) needed to prepare, arrange for



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execution or file such Form 8-K, not resulting from its own negligence, bad faith or willful misconduct.

          Section 13.03 Form 10-D Filings.

          Within fifteen (15) days after each Distribution Date (subject to permitted extensions under the Exchange Act and until a Form 15 is filed pursuant to Section 13.05), the Securities Administrator shall prepare and file with the Commission, and the Master Servicer shall sign on behalf of the Depositor any distribution report on Form 10-D required by the Exchange Act, in form and substance as required by the Exchange Act. The Securities Administrator shall file each Form 10-D with a copy of the related Monthly Statement attached thereto. Any disclosure in addition to the monthly statement that is required to be included on Form 10-D ("Additional Form 10-D Disclosure") shall be determined and prepared by and at the direction of the Depositor pursuant to the following paragraph and the Securities Administrator will have no duty or liability for any failure hereunder to determine or prepare any Additional Form 10-D Disclosure, except as set forth in this
Section 13.03.

          As set forth on Exhibit N hereto, within five (5) calendar days after the related Distribution Date, (i) certain parties to the GSAA Home Equity Trust 2007-6 Asset-Backed Certificates transaction shall be required to provide to the Securities Administrator and the Depositor, to the extent known, in EDGAR-compatible form, or in such other form as otherwise agreed upon by the Securities Administrator and such party, the form and substance of any Additional Form 10-D Disclosure, if applicable and (ii) the Depositor will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Additional Form 10-D Disclosure on Form 10-D. The Depositor shall be responsible for any reasonable fees and expenses assessed or incurred by the Securities Administrator in connection with any Additional Form 10-D Disclosure on Form 10-D pursuant to this Section 13.03.

          After preparing the Form 10-D, the Securities Administrator shall forward electronically a draft copy of the Form 10-D to the Depositor for review. No later than two (2) Business Days following the tenth (10th) calendar day after the related Distribution Date, a duly authorized representative of the Master Servicer shall sign the Form 10-D and return such signed Form 10-D to the Securities Administrator and Depositor, and no later than 5:30 p.m. New York City time on the fifteenth (15th) calendar day after such Distribution Date the Securities Administrator shall file such Form 10-D with the Commission. If a Form 10-D cannot be filed on time or if a previously filed Form 10-D needs to be amended, the Securities Administrator will follow the procedures set forth in Section 13.01. Promptly (but no later than one (1) Business Day) after filing with the Commission, the Securities Administrator will make available on its internet website (located at www.ctslink.com) a final executed copy of each Form 10-D prepared by the Securities Administrator. The signing party at the Master Servicer can be contacted at 9062 Old Annapolis Road, Columbia, Maryland 21045-1951, Attention: Client Manager, GSAA 2007-6, by e-mail at cts.sec.notifications@wellsfargo.com or by facsimile (410) 715-2380. Each party to this Agreement acknowledges that the performance by the Securities Administrator of its duties under this Section 13.03 related to the timely preparation and filing of Form 10-D is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under this Section 13.03. The Securities Administrator shall have no liability for any loss, expense, damage or claim arising out of or with



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respect to any failure to properly prepare and/or timely file such Form 10-D, where such failure results from the Securities Administrator's inability or failure to receive on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 10-D, not resulting from its own negligence, bad faith or willful misconduct.

          Form 10-D requires the registrant to indicate (by checking "yes" or "no") that it "(1) has filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days." The Depositor shall notify the Securities Administrator in writing, no later than the fifth calendar day after the related Distribution Date with respect to the filing of a report on Form 10-D if the answer to the questions should be "no". The Securities Administrator shall be entitled to rely on such representations in preparing, executing and/or filing any such report.

          Section 13.04 Form 10-K Filings.

          Within ninety (90) days after the end of each fiscal year of the Trust or such earlier date as may be required by the Exchange Act (the "10-K Filing Deadline") (it being understood that the fiscal year for the Trust ends on December 31 of each year), commencing in March 2008 and continuing until the Trust has been deregistered with the Commission, the Securities Administrator shall prepare and file on behalf of the Depositor an annual report on Form 10-K, in form and substance as required by the Exchange Act. Each such Form 10-K shall include the following items, in each case to the extent they have been delivered to the Securities Administrator within the applicable time frames set forth in this Agreement and the related Servicing Agreement: (i) an annual compliance statement for each Servicer, each Additional Servicer and the Master Servicer (each such party, a "Reporting Servicer") as described below,
(ii)(A) the annual reports on assessment of compliance with servicing criteria for each Reporting Servicer, as described under this Section 13.04 and Section 13.07, and (B) if each Reporting Servicer's report on assessment of compliance with servicing criteria described under Section 13.04 and Section 13.07 identifies any material instance of noncompliance, disclosure identifying such instance of noncompliance, or if each Reporting Servicer's report on assessment of compliance with servicing criteria described under Section 13.04 and Section
13.07 is not included as an exhibit to such Form 10-K, disclosure that such report is not included and an explanation why such report is not included,
(iii)(A) the registered public accounting firm attestation report for each Reporting Servicer, as described under Section 13.07, and (B) if any registered public accounting firm attestation report described under Section 13.07 identifies any material instance of noncompliance, disclosure identifying such instance of noncompliance, or if any such registered public accounting firm attestation report is not included as an exhibit to such Form 10-K, disclosure that such report is not included and an explanation why such report is not included, and (iv) a Sarbanes-Oxley Certification as described in Section
13.06. Any disclosure or information in addition to the disclosure or information specified in items (i) through (iv) above that is required to be included on Form 10-K ("Additional Form 10-K Disclosure") shall be determined and prepared by and at the direction of the Depositor pursuant to the following paragraph and the Securities Administrator shall have no duty or liability for any failure hereunder to determine or prepare any Additional Form 10-K Disclosure, except as set forth in this Section 13.04.



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          The Master Servicer and the Securities Administrator shall deliver
(and the Master Servicer and Securities Administrator shall cause any Additional Servicer engaged by it to deliver) to the Depositor and the Securities Administrator on or before March 15 of each year, commencing in March 2008, an Officer's Certificate stating, as to the signer thereof, that
(i) a review of such party's activities during the preceding calendar year or portion thereof and of such party's performance under this Agreement, or such other applicable agreement in the case of an Additional Servicer, has been made under such officer's supervision and (ii) to the best of such officer's knowledge, based on such review, such party has fulfilled all its obligations under this Agreement, or such other applicable agreement in the case of an Additional Servicer, in all material respects throughout such year or portion thereof, or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status thereof. Promptly after receipt of each such Officer's Certificate, the Depositor shall review such Officer's Certificate and consult with each such party, as applicable, as to the nature of any failures by such party, in the fulfillment of any of such party's obligations hereunder or, in the case of an Additional Servicer, under such other applicable agreement.

          The Master Servicer shall enforce any obligation of the Servicers, to the extent set forth in the related Servicing Agreement, to deliver to the Master Servicer an annual statement of compliance within the time frame set forth in, and in such form and substance as may be required pursuant to, the related Servicing Agreement The Master Servicer shall include such annual statements of compliance with its own annual statement of compliance to be submitted to the Securities Administrator pursuant to this Section.

          As set forth on Exhibit O hereto, no later than March 15 of each year that the Trust is subject to the Exchange Act reporting requirements, commencing in 2008 and continuing until the Trust has been deregistered with the Commission, (i) certain parties to the GSAA Home Equity Trust 2007-6 Asset-Backed Certificates transaction shall be required to provide to the Securities Administrator and the Depositor, to the extent known, in EDGAR-compatible form, or in such other form as otherwise agreed upon by the Securities Administrator and such party, the form and substance of any Additional Form 10-K Disclosure, if applicable, and (ii) the Depositor shall approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Additional Form 10-K Disclosure on Form 10-K. The Depositor shall be responsible for any reasonable fees and expenses assessed or incurred by the Securities Administrator in connection with including any Additional Form 10-K Disclosure on Form 10-K pursuant to this Section 13.04.

          After preparing the Form 10-K, the Securities Administrator shall forward electronically a draft copy of the Form 10-K to the Depositor for review. No later than 12:00 noon New York City time on the fourth Business Day prior to the 10-K Filing Deadline, a senior officer of the Depositor shall sign the Form 10-K and return such signed Form 10-K to the Securities Administrator. If a Form 10-K cannot be filed on time or if a previously filed Form 10-K needs to be amended, the Securities Administrator will follow the procedures set forth in 13.01. Promptly (but no later than one (1) Business Day) after filing with the Commission, the Securities Administrator will make available on its internet website (located at www.ctslink.com) a final executed copy of each Form 10-K prepared by the Securities Administrator. The parties to this Agreement acknowledge that the performance by the Securities Administrator of its duties under this Section 13.04 related to the timely preparation



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and filing of Form 10-K is contingent upon such parties (and any Additional
Servicer or Servicing Function Participant) strictly observing all applicable deadlines in the performance of their duties under this Section 13.04, Section 13.06, Section 13.01 and Section 13.07. The Securities Administrator shall have no liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare and/or timely file such Form 10-K, where such failure results from the Securities Administrator's inability or failure to receive on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 10-K, not resulting from its own negligence, bad faith or willful misconduct.

          Form 10-K requires the registrant to indicate (by checking "yes" or "no") that it "(1) has filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days." The Depositor shall notify the Securities Administrator in writing, no later than March 15th if the answer to the questions should be "no". The Securities Administrator shall be entitled to rely on such representations in preparing, executing and/or filing any such report.

          Section 13.05 Form 15 Filing.

          On or before January 30 of the first year in which the Securities Administrator is able to do so under applicable law, the Securities Administrator shall prepare, sign and file a Form 15 relating to the automatic suspension of reporting in respect of the Trust Fund under the Exchange Act.

          Section 13.06 Sarbanes-Oxley Certification.

          Each Form 10-K shall include a certification, (the "Sarbanes-Oxley Certification") required by Rules 13a-14(d) and 15(d)-14(d) under the Exchange Act (pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and the rules and regulations of the Commission promulgated thereunder). Each Servicer, the Securities Administrator and the Master Servicer shall cause any Servicing Function Participant engaged by it to provide to the Person who signs the Sarbanes-Oxley Certification (the "Certifying Person"), by March 15 of each year in which the Trust is subject to the reporting requirements of the Exchange Act and otherwise within a reasonable period of time upon request, a certification (each, a "Back-Up Certification"), in the form attached hereto as Exhibit J-1 (in the case of the Master Servicer) and Exhibit J-2 (in the case of the Securities Administrator), upon which the Certifying Person, the entity for which the Certifying Person acts as an officer, and such entity's officers, directors and Affiliates (collectively with the Certifying Person, "Certification Parties") can reasonably rely. The Depositor shall serve as the Certifying Person on behalf of the Trust. In the event that prior to the filing date of the Form 10-K in March of each year, the Securities Administrator or the Master Servicer has actual knowledge of information material to the Sarbanes-Oxley Certification, the Securities Administrator or the Master Servicer, as the case may be, shall promptly notify the Depositor. The respective parties hereto agree to cooperate with all reasonable requests made by any Certifying Person or Certification Party in connection with such Person's attempt to conduct any due diligence that such Person reasonably believes to be appropriate in order to allow it to deliver any Sarbanes-Oxley Certification or portion thereof with respect to the Trust Fund. In the event
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any Servicing Function Participant engaged by parties is terminated or resigns pursuant to the terms of this Agreement, or any applicable sub-servicing agreement, as the case may be, such party shall provide a Back-Up Certification to the Certifying Person pursuant to this Section 13.06 with respect to the period of time it was subject to this Agreement or any applicable sub-servicing agreement, as the case may be.

          The Master Servicer shall enforce any obligation of the Servicers, to the extent set forth in the related Servicing Agreement, to deliver to the Master Servicer a certification similar to the Back-Up Certification within the time frame set forth in, and in such form and substance as may be required pursuant to, the related Servicing Agreement.

          Section 13.07 Report on Assessment of Compliance and Attestation.

          (a) On or before March 15th of each calendar year, commencing in 2008:

          (1) Each of the Master Servicer, the Securities Administrator and the Custodians shall deliver to the Depositor and the Securities Administrator a report regarding the Master Servicer's, the Securities Administrator's or Custodians', as applicable, assessment of compliance with the Servicing Criteria applicable to it during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB; provided, however, the Securities Administrator and Custodians shall deliver such report until the Trust fund is no longer reporting under the Exchange Act after a Form 15 is filed pursuant to Section 13.05. Such report shall be signed by an authorized officer of such Person and shall address each of the Servicing Criteria applicable to it identified in Exhibit K hereto delivered to the Depositor concurrently with the execution of this Agreement. To the extent any of the Servicing Criteria so specified are not applicable to such Person, with respect to asset-backed securities transactions taken as a whole involving such Person and that are backed by the same asset type backing the Certificates, such report shall include such a statement to that effect. The Depositor and its respective officers and directors shall be entitled to rely on upon each such servicing criteria assessment.

          (2) Each of the Master Servicer, the Securities Administrator and the Custodians shall deliver to the Depositor, the Securities Administrator and the Master Servicer a report of a registered public accounting firm that attests to, and reports on, the assessment of compliance made by Master Servicer, the Securities Administrator or the Custodians, as applicable, and delivered pursuant to the preceding paragraphs. Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act, including, without limitation that in the event that an overall opinion cannot be expressed, such registered public accounting firm shall state in such report why it was unable to express such an opinion. Such report must be available for general use and not contain restricted use language. To the extent any of the Servicing Criteria are not applicable to such Person, with respect to asset-backed securities transactions taken as a whole involving such Person and that are backed by the same asset type backing the Certificates, such report shall include such a statement to that effect.



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          (3) The Master Servicer shall cause each Servicer and Reporting
Subcontractor to deliver to the Depositor an assessment of compliance and accountant's attestation as and when provided in paragraphs (a) and (b) of this
Section 13.07.

          (4) The Securities Administrator shall cause each Reporting Subcontractor under its employ, if any, to deliver to the Depositor and the Master Servicer an assessment of compliance and accountant's attestation as and when provided in paragraphs (a) and (b) of this Section.

          (b) Each assessment of compliance provided by the Securities Administrator, the Master Servicer or the Custodians pursuant to Section 13.07(a)(2) shall address each of the Servicing Criteria applicable to it specified on a Exhibit K hereto delivered to the Depositor concurrently with the execution of this Agreement or, in the case of a securities administrator, master servicer or custodian subsequently appointed as such, on or prior to the date of such appointment. An assessment of compliance provided by a Subcontractor pursuant to Section 13.07(a)(3) or (4) need not address any elements of the Servicing Criteria other than those specified pursuant to
Section 13.07(a)(1).

          Section 13.08 Use of Subservicers and Subcontractors.

          (a) The Master Servicer shall cause any subservicer used by the Master Servicer and shall cause each Servicer to cause any subservicer used by such servicer for the benefit of the Depositor to comply with the provisions of this Article XIII to the same extent as if such Servicer or subservicer were the Master Servicer (except with respect to the Master Servicer's duties with respect to preparing and filing any Exchange Act Reports or as the Certifying Person). The Master Servicer shall be responsible for obtaining from each Servicer and subservicer and delivering to the Depositor any servicer compliance statement required to be delivered by such Servicer or subservicer pursuant to the second paragraph of Section 13.04, any assessment of compliance and attestation required to be delivered by such Servicer or subservicer under
Section 13.07 and any certification required to be delivered to the Certifying Person under Section 13.05 as and when required to be delivered.

          (b) It shall not be necessary for the Master Servicer, any Servicer, any subservicer or the Securities Administrator to seek the consent of the Depositor or any other party hereto to the utilization of any Subcontractor. The Master Servicer or the Securities Administrator, as applicable, shall promptly upon request provide to the Depositor (or any designee of the Depositor, such as the Master Servicer or administrator) a written description (in form and substance satisfactory to the Depositor) of the role and function of each Subcontractor utilized by such Person (or in the case of the Master Servicer, any Servicer or any subservicer), specifying (i) the identity of each such Subcontractor, (ii) which (if any) of such Subcontractors are "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, and (iii) which elements of the Servicing Criteria will be addressed in assessments of compliance provided by each Subcontractor identified pursuant to clause (ii) of this paragraph.

          As a condition to the utilization of any Subcontractor determined to be a Reporting Subcontractor, the Master Servicer or the Securities Administrator, as applicable, shall cause any such Subcontractor used by such Person (or in the case of the Master Servicer, any

Servicer or any subservicer) for the benefit of the Depositor to comply with the provisions of Section 13.07 of this Agreement to the same extent as if such Subcontractor were the Master Servicer (except with respect to the Master Servicer's duties with respect to preparing and filing any Exchange Act Reports or as the Certifying Person) or the Securities Administrator, as applicable. The Master Servicer or the Securities Administrator, as applicable, shall be responsible for obtaining from each Subcontractor and delivering to the Depositor and the Master Servicer, any assessment of compliance and attestation required to be delivered by such Subcontractor under Section 13.07, in each case as and when required to be delivered.

                                * * * * * * *

          IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.



                                       GS MORTGAGE SECURITIES CORP.



                                       By: /s/ Michelle Gill
                                           -----------------------------------
                                           Name:  Michelle Gill
                                           Title: Vice President


                                       DEUTSCHE BANK NATIONAL TRUST
                                       COMPANY, solely in its capacity as
                                       Trustee and a Custodian and not in its
                                       individual capacity



                                       By: /s/ Mei Nghia
                                           -----------------------------------
                                           Name:  Mei Nghia
                                           Title: Authorized Signer

                                       By: /s/ Ronaldo Reyes
                                           -----------------------------------
                                           Name:  Ronaldo Reyes
                                           Title: Vice President


                                       WELLS FARGO BANK, NATIONAL
                                       ASSOCIATION, as Master Servicer,
                                       Securities Administrator and a Custodian



                                       By: /s/ Martin Reed
                                           -----------------------------------
                                           Name:  Martin Reed
                                           Title: Vice President


                             [SIGNATURES CONTINUE]




                     Master Servicing and Trust Agreement

                                       THE BANK OF NEW YORK TRUST COMPANY,
                                       NATIONAL ASSOCIATION, as a Custodian



                                       By: /s/ Carolyn K. Brown
                                           -----------------------------------
                                           Name:  Carolyn K. Brown
                                           Title: Vice President



                                       U.S. BANK NATIONAL ASSOCIATION, as a
                                       Custodian



                                       By: /s/ Sheryl A. Johnson
                                           -----------------------------------
                                           Name:  Sheryl A. Johnson
                                           Title: Vice President





                     Master Servicing and Trust Agreement

                                   SCHEDULE I

                             Mortgage Loan Schedule

         [On File with the Securities Administrator as provided by the
                                  Depositor]



                                   Sched. I-1

                                   EXHIBIT A


  FORM OF CLASS 1A1, CLASS 1A2, CLASS 2A1, CLASS 3A1A, CLASS 3A1B, CLASS A4, CLASS A5, CLASS M1, CLASS M2, CLASS M3, CLASS M4, CLASS M5, CLASS M6, CLASS
                          B1 AND CLASS B2 CERTIFICATES

IF THIS CERTIFICATE IS A BOOK-ENTRY CERTIFICATE, THE PROPOSED TRANSFEROR WILL BE DEEMED TO HAVE MADE EACH OF THE CERTIFICATIONS SET FORTH IN THE TRANSFEROR LETTER AND THE PROPOSED TRANSFEREE WILL BE DEEMED TO HAVE MADE EACH OF THE CERTIFICATIONS SET FORTH IN THE RULE 144A LETTER, IN EACH CASE AS IF SUCH CERTIFICATE WERE EVIDENCED BY A PHYSICAL CERTIFICATE.

IN THE EVENT THAT A TRANSFER OF A PRIVATE CERTIFICATE WHICH IS A BOOK-ENTRY CERTIFICATE IS TO BE MADE IN RELIANCE UPON AN EXEMPTION FROM THE SECURITIES ACT AND SUCH LAWS, IN ORDER TO ASSURE COMPLIANCE WITH THE SECURITIES ACT AND SUCH LAWS, THE CERTIFICATEHOLDER DESIRING TO EFFECT SUCH TRANSFER WILL BE DEEMED TO HAVE MADE AS OF THE TRANSFER DATE EACH OF THE CERTIFICATIONS SET FORTH IN THE TRANSFEROR CERTIFICATE IN RESPECT OF SUCH CERTIFICATE AND THE TRANSFEREE WILL BE DEEMED TO HAVE MADE AS OF THE TRANSFER DATE EACH OF THE CERTIFICATIONS SET FORTH IN THE RULE 144A LETTER IN RESPECT OF SUCH CERTIFICATE, IN EACH CASE AS IF SUCH CERTIFICATE WERE EVIDENCED BY A PHYSICAL CERTIFICATE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS AN INTEREST IN A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), AND CERTAIN OTHER ASSETS.

Certificate No.                     :

Cut-off Date                        :     May 1, 2007

First Distribution Date             :     June 25, 2007

Initial Certificate Balance of
this Certificate
("Denomination")                    :

Initial Certificate Balances of
all Certificates of this Class      :     _______________ ______________

CUSIP                               :

ISIN                                :

                          GS MORTGAGE SECURITIES CORP.

                         GSAA Home Equity Trust 2007-6
                   Asset-Backed Certificates, Series 2007-6
[Class 1A1][Class 1A2][Class 2A1][Class 3A1A][Class 3A1B][Class A4][Class A5]
         [Class M1][Class M2][Class M3][Class M4][Class M5][Class M6]
                             [Class B1][Class B2]

            evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class.

            Principal in respect of this Certificate is distributable monthly as set forth herein. Accordingly, the Certificate Balance at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

            This certifies that CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions pursuant to a Master Servicing and Trust Agreement, dated as of the Cut-off Date specified above (the "Agreement"), among GS Mortgage Securities Corp., as depositor (the "Depositor"), Deutsche Bank National Trust Company, as trustee (the "Trustee") and as a custodian, Wells Fargo Bank, National Association, as Master Servicer (in such capacity, the "Master Servicer"), Securities Administrator (in such capacity, the "Securities Administrator") and as a custodian, The Bank of New York Trust Company, National Association, as a custodian and U.S. Bank National Association, as a custodian. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                     * * *

            IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

Dated:



                                       WELLS FARGO BANK, NATIONAL
                                       ASSOCIATION, not in its individual
                                       capacity, but solely as Securities
                                       Administrator



                                       By: ___________________________________



Authenticated:


By: ___________________________
    Authorized Signatory of
    WELLS FARGO BANK, NATIONAL ASSOCIATION,
    not in its individual capacity,
    but solely as Securities Administrator

                          GS MORTGAGE SECURITIES CORP.
                         GSAA Home Equity Trust 2007-6
                           Asset-Backed Certificates

            This Certificate is one of a duly authorized issue of Certificates designated as GSAA Home Equity Trust 2007-6 Asset-Backed Certificates, of the Series specified on the face hereof (herein collectively called the "Certificates"), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

            The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

            This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee and the other parties to the Agreement.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement. The Record Date for each Distribution Date is the last Business Day of the applicable Interest Accrual Period for the related Distribution Date; provided, however, that for any Definitive Certificates, the Record Date shall be the last Business Day of the month immediately preceding the month of such Distribution Date.

            Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Securities Administrator in writing at least five
(5) Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the office designated by the Securities Administrator for such purposes, or such other location specified in the notice to Certificateholders of such final distribution.

            The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Trustee and the other parties to the Agreement with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Securities Administrator upon surrender of this Certificate for registration of transfer at the office designated by the Securities Administrator for such purposes, accompanied by a written instrument of transfer in form satisfactory to the Securities Administrator duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

            The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            The Trustee, the Depositor and the Securities Administrator and any agent of the Trustee, the Depositor or the Securities Administrator may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Securities Administrator, nor any such agent shall be affected by any notice to the contrary.

            On any Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans is less than or equal to 10% of the Cut-off Date Pool Principal Balance, the Person specified in Section 11.01 of the Agreement will have the option to effectuate the purchase, in whole, from the Trust Fund all remaining Mortgage Loans and all property acquired in respect of the Mortgage Loans at a purchase price determined and in the manner as provided in the Agreement. The obligations and responsibilities created by this Agreement will terminate as provided in Section 11.01 of the Agreement.

            Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

                                   ASSIGNMENT
                                   ----------

            the undersigned hereby sell(s), assign(s) and transfer(s) unto ____
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_________________________________________________

(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

            I (We) further direct the Securities Administrator to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

______________________________________________________________________________.

Dated:

                                       _______________________________________
                                       Signature by or on behalf of assignor

                           DISTRIBUTION INSTRUCTIONS
                           -------------------------

            The assignee should include the following for purposes of distribution:

            Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ________________________________________________,
_______________________________________________________________________________,
for the account of ____________________________________________________________,
account number ______, or, if mailed by check, to _____________________________.
Applicable statements should be mailed to _____________________________________,
_______________________________________________________________________________.

            This information is provided by ___________________________________, the assignee named above, or __________________________________________________,
as its agent.

                                   EXHIBIT B


                          FORM OF CLASS P CERTIFICATE

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE PROPOSED TRANSFEROR DELIVERS TO THE SECURITIES ADMINISTRATOR A TRANSFEROR CERTIFICATE (THE "TRANSFEROR CERTIFICATE") IN THE FORM OF EXHIBIT H TO THE AGREEMENT REFERRED TO HEREIN AND EITHER (I) THE SECURITIES ADMINISTRATOR RECEIVES A RULE 144A LETTER IN THE FORM OF EXHIBIT I TO THE AGREEMENT REFERRED TO HEREIN OR (II) THE SECURITIES ADMINISTRATOR RECEIVES AN OPINION OF COUNSEL, DELIVERED AT THE EXPENSE OF THE TRANSFEROR, THAT SUCH TRANSFER MAY BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE SECURITIES ADMINISTRATOR EITHER A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR A PLAN SUBJECT TO SECTION 4975 OF THE CODE, OR A PLAN SUBJECT TO APPLICABLE FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") MATERIALLY SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE OR A PERSON INVESTING ON BEHALF OF OR WITH PLAN ASSETS OF SUCH A PLAN, OR IF THE TRANSFEREE IS AN INSURANCE COMPANY AND THE CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA-QUALIFYING UNDERWRITING, A REPRESENTATION LETTER THAT IT IS USING THE ASSETS OF ITS GENERAL ACCOUNT AND THAT THE PURCHASE AND HOLDING OF THIS CERTIFICATE SATISFY THE REQUIREMENTS FOR EXEMPTIVE RELIEF UNDER SECTIONS I AND III OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60, OR AN OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE, THE SECURITIES ADMINISTRATOR AND THE DEPOSITOR, TO THE EFFECT THAT THE PURCHASE AND HOLDING OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION WITHIN THE MEANING OF ERISA, SECTION 4975 OF THE CODE OR ANY SIMILAR LAW AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER, THE DEPOSITOR OR THE SECURITIES ADMINISTRATOR TO ANY OBLIGATION IN ADDITION TO THOSE EXPRESSLY UNDERTAKEN IN THIS AGREEMENT OR TO ANY LIABILITY. NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO TITLE I OF ERISA, SECTION 4975 OF THE CODE OR SIMILAR LAW WITHOUT THE REPRESENTATION LETTER OR OPINION OF COUNSEL SATISFACTORY TO THE SECURITIES ADMINISTRATOR AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.

Certificate No.                     :     1

Cut off Date                        :     May 1, 2007

First Distribution Date             :     June 25, 2007

Notional Certificate Balance
of this Certificate                 :     $100

Percentage Interest of this
Certificate ("Denomination")        :     [_____]%

CUSIP                               :

ISIN                                :

                          GS MORTGAGE SECURITIES CORP.

                         GSAA Home Equity Trust 2007-6
                    Asset-Backed Certificates, Series 2007-6

                                    Class P

            evidencing a percentage interest in the distributions allocable to the Certificates of the above referenced Class.

            Distributions in respect of this Certificate are distributable monthly as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

            This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions pursuant to a Master Servicing and Trust Agreement dated as of the Cut-off Date specified above (the "Agreement") among GS Mortgage Securities Corp., as depositor (the "Depositor"), Deutsche Bank National Trust Company, as trustee (the "Trustee") and as a custodian, Wells Fargo Bank, National Association, as Master Servicer (in such capacity, the "Master Servicer"), Securities Administrator (in such capacity, the "Securities Administrator") and as a custodian, The Bank of New York Trust Company, National Association, as a custodian and U.S. Bank National Association, as a custodian. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            This Certificate does not have a Pass-Through Rate and will be entitled to distributions only to the extent set forth in the Agreement. In addition, any distribution of the proceeds of any remaining assets of the Trust will be made only upon presentment and surrender of this Certificate at the office designated by the Securities Administrator for such purposes or the office or agency maintained by the Securities Administrator.

            No transfer of a Certificate of this Class shall be made unless such disposition is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, the Securities Administrator shall require the transferor to execute a transferor certificate (in substantially the form attached to the Agreement) and deliver either (i) a Rule 144A Letter, (in substantially the form attached to the Agreement), or (ii) a written Opinion of Counsel to the Securities Administrator that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act or is being made pursuant to the 1933 Act, which Opinion of Counsel shall be an expense of the transferor. No transfer of a Certificate of this Class shall be made unless the Securities Administrator shall have received either (i) a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Securities Administrator, to the effect that such transferee is not an employee benefit plan subject to Section 406 of ERISA or Section 4975 of the Code or any materially similar provisions of applicable federal, state or local law ("Similar Law") or a person acting on behalf of or investing plan assets of any such plan, which representation letter shall not be an expense of the Securities Administrator, or (ii) if the transferee is an insurance company and the certificate has been the subject of an ERISA-Qualifying Underwriting, a representation letter that it is purchasing such Certificates with the assets of its general account and that the purchase and holding of such Certificates satisfy the requirements for exemptive relief under Sections I and III of PTCE 95-60, or (iii) in the case of a Certificate presented for registration in the name of an employee benefit plan subject to ERISA, or a plan or arrangement subject to Section 4975 of the Code (or comparable provisions of any subsequent enactments) or a plan subject to Similar Law, or a trustee of any such plan or any other person acting on behalf of any such plan or arrangement or using such plan's or arrangement's assets, an Opinion of Counsel satisfactory to the Securities Administrator, which Opinion of Counsel shall not be an expense of the Securities Administrator, the Depositor, the Trustee or the Trust Fund, addressed to the Securities Administrator, the Trustee and the Depositor to the effect that the purchase and holding of such Certificate will not constitute or result in a non-exempt prohibited transaction within the meaning of ERISA, Section 4975 of the Code or any Similar Law and will not subject the Trustee to any obligation in addition to those expressly undertaken in this Agreement or to any liability.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                    * * *

            IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

Dated:


                                       WELLS FARGO BANK, NATIONAL
                                       ASSOCIATION, not in its individual
                                       capacity, but solely as Securities
                                       Administrator



                                       By: ___________________________________



Authenticated:


By: ___________________________
    Authorized Signatory of
    WELLS FARGO BANK, NATIONAL ASSOCIATION,
    not in its individual capacity,
    but solely as Securities Administrator

                          GS MORTGAGE SECURITIES CORP.
                         GSAA Home Equity Trust 2007-6
                           Asset-Backed Certificates

            This Certificate is one of a duly authorized issue of Certificates designated as GSAA Home Equity Trust 2007-6 Asset-Backed Certificates, of the Series specified on the face hereof (herein collectively called the "Certificates"), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

            The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

            This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee and the other parties to the Agreement.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement. The Record Date for each Distribution Date is the last Business Day of the month immediately preceding the month in which such Distribution Date occurs.

            Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Securities Administrator in writing at least five
(5) Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the office designated by the Securities Administrator for such purposes or such other location specified in the notice to Certificateholders of such final distribution.

            The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Trustee and the other parties to the Agreement with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Securities Administrator upon surrender of this Certificate for registration of transfer at the office designated by the Securities Administrator for such purposes, accompanied by a written instrument of transfer in form satisfactory to the Securities Administrator duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

            The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            The Trustee, the Depositor and the Securities Administrator and any agent of the Trustee, the Depositor or the Securities Administrator may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Trustee, the Depositor, the Securities Administrator, nor any such agent shall be affected by any notice to the contrary.

            On any Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans is less than or equal to 10% of the Cut-off Date Pool Principal Balance, the Person specified in Section 11.01 of the Agreement will have the option to effectuate the purchase, in whole, from the Trust Fund all remaining Mortgage Loans and all property acquired in respect of the Mortgage Loans at a purchase price determined and in the manner as provided in the Agreement. The obligations and responsibilities created by this Agreement will terminate as provided in Section 11.01 of the Agreement.

            Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

                                   ASSIGNMENT
                                   ----------

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ______________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________

(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

            I (We) further direct the Securities Administrator to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

______________________________________________________________________________.

Dated:

                                       _______________________________________
                                       Signature by or on behalf of assignor

                           DISTRIBUTION INSTRUCTIONS
                           -------------------------

            The assignee should include the following for purposes of distribution:

            Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ________________________________________________,
_______________________________________________________________________________,
for the account of ____________________________________________________________,
account number ______, or, if mailed by check, to _____________________________.
Applicable statements should be mailed to _____________________________________,
_______________________________________________________________________________.

            This information is provided by ___________________________________, the assignee named above, or __________________________________________________,
as its agent.

                                   EXHIBIT C


              FORM OF CLASS R, CLASS RC AND CLASS RX CERTIFICATE

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE PROPOSED TRANSFEREE DELIVERS TO THE SECURITIES ADMINISTRATOR A TRANSFER AFFIDAVIT IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE SECURITIES ADMINISTRATOR A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR A PLAN SUBJECT TO SECTION 4975 OF THE CODE OR A PLAN SUBJECT TO MATERIALLY SIMILAR PROVISIONS OF APPLICABLE FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") OR A PERSON INVESTING ON BEHALF OF OR WITH PLAN ASSETS OF SUCH A PLAN, OR AN OPINION OF COUNSEL AS DESCRIBED IN THE AGREEMENT. IN THE EVENT THAT SUCH REPRESENTATION IS VIOLATED, OR ANY ATTEMPT IS MADE TO TRANSFER TO A PLAN OR ARRANGEMENT SUBJECT TO SECTION 406 OF ERISA, A PLAN SUBJECT TO SECTION 4975 OF THE CODE OR A PLAN SUBJECT TO SIMILAR LAW, OR A PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR ARRANGEMENT OR USING THE ASSETS OF ANY SUCH PLAN OR ARRANGEMENT WITHOUT AN OPINION OF COUNSEL AS DESCRIBED IN THE AGREEMENT, SUCH ATTEMPTED TRANSFER OR ACQUISITION SHALL BE VOID AND OF NO EFFECT.

Certificate No.                       :     [R][RC][RX]

Cut off Date                          :     May 1, 2007

First Distribution Date               :     June 25, 2007

Initial Certificate Balance of this
Certificate ("Denomination")          :     $100

Initial Certificate Balance of all
 Certificates of this Class:          :     $100

CUSIP                                 :

ISIN                                  :

                          GS MORTGAGE SECURITIES CORP.

                         GSAA Home Equity Trust 2007-6
                    Asset Backed Certificates, Series 2007-6

                               Class [R][RC][RX]

            evidencing a percentage interest in the distributions allocable to the Certificates of the above referenced Class.

            Principal in respect of this Certificate is distributable monthly as set forth herein. Accordingly, the Certificate Balance at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

            This certifies that [____________] is the registered owner of the Percentage Interest specified above of any monthly distributions due to the Class [R][RC][RX] Certificates pursuant to a Master Servicing and Trust Agreement dated as of the Cut-off Date specified above (the "Agreement") among GS Mortgage Securities Corp., as depositor (the "Depositor"), Deutsche Bank National Trust Company, as trustee (the "Trustee") and as a custodian, Wells Fargo Bank, National Association, as Master Servicer (in such capacity, the "Master Servicer"), Securities Administrator (in such capacity, the
"Securities Administrator") and as a custodian, The Bank of New York Trust Company, National Association, as a custodian and U.S. Bank National Association, as a custodian. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Any distribution of the proceeds of any remaining assets of the Trust Fund will be made only upon presentment and surrender of this Class [R][RC][RX] Certificate at the office designated by the Securities Administrator for such purposes.

            No transfer of a Class [R][RC][RX] Certificate shall be made unless the Securities Administrator shall have received a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Securities Administrator, to the effect that such transferee is not an employee benefit plan or arrangement subject to Section 406 of ERISA, a plan or arrangement subject to Section 4975 of the Code or a plan subject to Similar Law, or a person acting on behalf of any such plan or arrangement or using the assets of any such plan or arrangement to effect such transfer, which representation letter shall not be an expense of the Securities Administrator or the Trust Fund, or, alternatively, an opinion of counsel as described in the Agreement. In the event that such representation is violated, or any attempt is made to transfer to a plan or arrangement subject to Section 406 of ERISA or a plan subject to Section 4975 of the Code or a plan subject to Similar Law, or a person acting on behalf of any such plan or arrangement or using the assets of any such plan or arrangement, without an opinion of counsel as described in the Agreement, such attempted transfer or acquisition shall be void and of no effect.

            Each Holder of this Class [R][RC][RX] Certificate shall be deemed by the acceptance or acquisition an Ownership Interest in this Class [R][RC][RX] Certificate to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in this Class [R][RC][RX] Certificate are expressly subject to the following provisions: (i) each Person holding or acquiring any Ownership Interest in this Class [R][RC][RX] Certificate shall be a Permitted Transferee and shall promptly notify the Securities Administrator of any change or impending change in its status as a Permitted Transferee, (ii) no Ownership Interest in this Class [R][RC][RX] Certificate may be registered on the Closing Date or thereafter transferred, and the Securities Administrator shall not register the Transfer of this Certificate unless, in addition to the certificates required to be delivered to the Securities Administrator under Section 5.02(b) of the Agreement, the Securities Administrator shall have been furnished with a Transfer Affidavit of the initial owner or the proposed transferee in the form attached as Exhibit G to the Agreement, (iii) each Person holding or acquiring any Ownership Interest in this Class [R][RC][RX] Certificate shall agree (A) to obtain a Transfer Affidavit from any other Person to whom such Person attempts to Transfer its Ownership Interest this Class [R][RC][RX] Certificate, (B) to obtain a Transfer Affidavit from any Person for whom such Person is acting as nominee, trustee or agent in connection with any Transfer of this Class [R][RC][RX] Certificate, (C) not to cause income with respect to the Class [R][RC][RX] Certificate to be attributable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of such Person or any other U.S. Person and (D) not to Transfer the Ownership Interest in this Class [R][RC][RX] Certificate or to cause the Transfer of the Ownership Interest in this Class [R][RC][RX] Certificate to any other Person if it has actual knowledge that such Person is not a Permitted Transferee and (iv) any attempted or purported Transfer of the Ownership Interest in this Class [R][RC][RX] Certificate in violation of the provisions herein shall be absolutely null and void and shall vest no rights in the purported Transferee.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

            IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

Dated:


                                       WELLS FARGO BANK, NATIONAL
                                       ASSOCIATION, not in its individual
                                       capacity, but solely as Securities
                                       Administrator



                                       By: ___________________________________



Authenticated:


By: ___________________________
    Authorized Signatory of
    WELLS FARGO BANK, NATIONAL ASSOCIATION,
    not in its individual capacity,
    but solely as Securities Administrator

                          GS MORTGAGE SECURITIES CORP.
                         GSAA Home Equity Trust 2007-6
                           Asset Backed Certificates

            This Certificate is one of a duly authorized issue of Certificates designated as GSAA Home Equity Trust 2007-6 Asset Backed Certificates, of the Series specified on the face hereof (herein collectively called the "Certificates"), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

            The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

            This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee and the other parties to the Agreement.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement. The Record Date for each Distribution Date is the last Business Day of the month immediately preceding the month in which such Distribution Date occurs.

            Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Securities Administrator in writing at least five
(5) Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the office designated by the Securities Administrator for such purposes, or such other location specified in the notice to Certificateholders of such final distribution.

            The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Trustee and the other parties to the Agreement with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Securities Administrator upon surrender of this Certificate for registration of transfer at the office designated by the Securities Administrator for such purposes, accompanied by a written instrument of transfer in form satisfactory to the Securities Administrator duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

            The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            The Trustee, the Depositor, the Securities Administrator and any agent of the Trustee, the Depositor or the Securities Administrator may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee or Securities Administrator, nor any such agent shall be affected by any notice to the contrary.

            On any Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans is less than or equal to 10% of the Cut-off Date Pool Principal Balance, the Person specified in Section 11.01 of the Agreement will have the option to effectuate the purchase, in whole, from the Trust Fund all remaining Mortgage Loans and all property acquired in respect of the Mortgage Loans at a purchase price determined and in the manner as provided in the Agreement. The obligations and responsibilities created by this Agreement will terminate as provided in Section 11.01 of the Agreement.

            Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

                                   ASSIGNMENT
                                   ----------

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ______________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________

(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

            I (We) further direct the Securities Administrator to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

______________________________________________________________________________.

Dated:

                                       _______________________________________
                                       Signature by or on behalf of assignor

                           DISTRIBUTION INSTRUCTIONS
                           -------------------------

            The assignee should include the following for purposes of distribution:

            Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ________________________________________________,
_______________________________________________________________________________,
for the account of ____________________________________________________________,
account number ______, or, if mailed by check, to _____________________________.
Applicable statements should be mailed to _____________________________________,
_______________________________________________________________________________.

            This information is provided by ___________________________________, the assignee named above, or __________________________________________________,
as its agent.

                                   EXHIBIT D


                          FORM OF CLASS X CERTIFICATE

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER ASSETS

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE PROPOSED TRANSFEROR DELIVERS TO THE SECURITIES ADMINISTRATOR A TRANSFEROR CERTIFICATE (THE "TRANSFEROR CERTIFICATE") IN THE FORM OF EXHIBIT H TO THE AGREEMENT REFERRED TO HEREIN AND EITHER (I) THE SECURITIES ADMINISTRATOR RECEIVES A RULE 144A LETTER (THE "RULE 144A LETTER") IN THE FORM OF EXHIBIT I TO THE AGREEMENT REFERRED TO HEREIN OR (II) THE SECURITIES ADMINISTRATOR RECEIVES AN OPINION OF COUNSEL, DELIVERED AT THE EXPENSE OF THE TRANSFEROR, THAT SUCH TRANSFER MAY BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE SECURITIES ADMINISTRATOR EITHER A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR A PLAN SUBJECT TO SECTION 4975 OF THE CODE, OR A PLAN SUBJECT TO APPLICABLE FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") MATERIALLY SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE OR A PERSON INVESTING ON BEHALF OF OR WITH PLAN ASSETS OF SUCH A PLAN, OR IF THE TRANSFEREE IS AN INSURANCE COMPANY AND THE CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA-QUALIFYING UNDERWRITING, A REPRESENTATION LETTER THAT IT IS USING THE ASSETS OF ITS GENERAL ACCOUNT AND THAT THE PURCHASE AND HOLDING OF THIS CERTIFICATE SATISFY THE REQUIREMENTS FOR EXEMPTIVE RELIEF UNDER SECTIONS I AND III OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60, OR AN OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE, THE SECURITIES ADMINISTRATOR AND THE DEPOSITOR, TO THE EFFECT THAT THE PURCHASE AND HOLDING OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION WITHIN THE MEANING OF ERISA, SECTION 4975 OF THE CODE OR ANY SIMILAR LAW AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER, THE DEPOSITOR OR THE SECURITIES ADMINISTRATOR TO ANY OBLIGATION IN ADDITION TO THOSE EXPRESSLY UNDERTAKEN IN THIS AGREEMENT OR TO ANY LIABILITY. NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO TITLE I OF ERISA, SECTION 4975 OF THE CODE OR SIMILAR LAW WITHOUT THE REPRESENTATION

LETTER OR OPINION OF COUNSEL SATISFACTORY TO THE SECURITIES ADMINISTRATOR AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.

Certificate No.                     :     X-1

Cut-off Date                        :     May 1, 2007

First Distribution Date             :     June 25, 2007

Percentage Interest of
this Certificate ("Denomination")   :

100%

CUSIP                               :

ISIN                                :

                          GS MORTGAGE SECURITIES CORP.

                         GSAA Home Equity Trust 2007-6
                    Asset-Backed Certificates, Series 2007-6

                                    Class X

            evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class.

            Distributions in respect of this Certificate are distributable monthly as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor the Master Servicer, to Securities Administrator or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

            This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions pursuant to a Master Servicing and Trust Agreement dated as of the Cut-off Date specified above (the "Agreement") among GS Mortgage Securities Corp., as depositor (the "Depositor"), Deutsche Bank National Trust Company, as trustee (the "Trustee") and as a custodian, Wells Fargo Bank, National Association, as Master Servicer (in such capacity, the "Master Servicer"), Securities Administrator (in such capacity, the "Securities Administrator") and as a custodian, The Bank of New York Trust Company, National Association, as a custodian and U.S. Bank National Association, as a custodian. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            This Certificate does not have a Pass-Through Rate and will be entitled to distributions only to the extent set forth in the Agreement. In addition, any distribution of the proceeds of any remaining assets of the Trust will be made only upon presentment and surrender of this Certificate at the office designated by the Securities Administrator for such purposes or the office or agency maintained by the Securities Administrator.

            No transfer of a Certificate of this Class shall be made unless such disposition is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, the Securities Administrator shall require the transferor to execute a transferor certificate (in substantially the form attached to the Agreement) and deliver either (i) a Rule 144A Letter (in substantially the form attached to the Agreement), or (ii) a written Opinion of Counsel to the Securities Administrator that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act or is being made pursuant to the 1933 Act, which Opinion of Counsel shall be an expense of the transferor. No transfer of a Certificate of this Class shall be made unless the Securities Administrator shall have received either (i) a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Securities Administrator, to the effect that such transferee is not an employee benefit plan subject to Section 406 of ERISA or Section 4975 of the Code or any materially similar provisions of applicable federal, state or local law ("Similar Law") or a person acting on behalf of or investing plan assets of any such plan, which representation letter shall not be an expense of the Securities Administrator, or (ii) if the transferee is an insurance company and the certificate has been the subject of an ERISA-Qualifying Underwriting, a representation letter that it is purchasing such Certificates with the assets of its general account and that the purchase and holding of such Certificates satisfy the requirements for exemptive relief under Sections I and III of PTCE 95-60, or (iii) in the case of a Certificate presented for registration in the name of an employee benefit plan subject to ERISA, or a plan or arrangement subject to Section 4975 of the Code (or comparable provisions of any subsequent enactments) or a plan subject to Similar Law, or a trustee of any such plan or any other person acting on behalf of any such plan or arrangement or using such plan's or arrangement's assets, an Opinion of Counsel satisfactory to the Securities Administrator, which Opinion of Counsel shall not be an expense of the Securities Administrator, the Depositor, the Trustee or the Trust Fund, addressed to the Securities Administrator, the Trustee and the Depositor to the effect that the purchase and holding of such Certificate will not constitute or result in a non-exempt prohibited transaction within the meaning of ERISA, Section 4975 of the Code or any Similar Law and will not subject the Trustee to any obligation in addition to those expressly undertaken in this Agreement or to any liability.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                    * * *

            IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

Dated:


                                       WELLS FARGO BANK, NATIONAL
                                       ASSOCIATION, not in its individual
                                       capacity, but solely as Securities
                                       Administrator



                                       By: ___________________________________



Authenticated:


By: ___________________________
    Authorized Signatory of
    WELLS FARGO BANK, NATIONAL ASSOCIATION,
    not in its individual capacity,
    but solely as Securities Administrator

                          GS MORTGAGE SECURITIES CORP.
                         GSAA Home Equity Trust 2007-6
                           Asset-Backed Certificates

            This Certificate is one of a duly authorized issue of Certificates designated as GSAA Home Equity Trust 2007-6 Asset-Backed Certificates, of the Series specified on the face hereof (herein collectively called the "Certificates"), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

            The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

            This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee and the other parties to the Agreement.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement. The Record Date for each Distribution Date is the last Business Day of the month immediately preceding the month of such Distribution Date.

            Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Securities Administrator in writing at least five
(5) Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the office designated by the Securities Administrator for such purposes or such other location specified in the notice to Certificateholders of such final distribution.

            The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Trustee and the other parties to the Agreement with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Securities Administrator upon surrender of this Certificate for registration of transfer at the office designated by the Securities Administrator for such purposes, accompanied by a written instrument of transfer in form satisfactory to the Securities Administrator duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

            The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            The Trustee, the Depositor and the Securities Administrator and any agent of the Trustee, the Depositor or the Securities Administrator may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Trustee, the Depositor, the Securities Administrator, nor any such agent shall be affected by any notice to the contrary.

            On any Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans is less than or equal to 10% of the Cut-off Date Pool Principal Balance, the Person or Persons specified in Section 11.01 of the Agreement will have the option to effectuate the purchase, in whole, from the Trust Fund all remaining Mortgage Loans and all property acquired in respect of the Mortgage Loans at a purchase price determined and in the manner as provided in the Agreement. The obligations and responsibilities created by this Agreement will terminate as provided in Section 11.01 of the Agreement.

            Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

                                   ASSIGNMENT
                                   ----------

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ______________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________

(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

            I (We) further direct the Securities Administrator to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

______________________________________________________________________________.

Dated:

                                       _______________________________________
                                       Signature by or on behalf of assignor

                           DISTRIBUTION INSTRUCTIONS
                           -------------------------

            The assignee should include the following for purposes of distribution:

            Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ________________________________________________,
_______________________________________________________________________________,
for the account of ____________________________________________________________,
account number ______, or, if mailed by check, to _____________________________.
Applicable statements should be mailed to _____________________________________,
_______________________________________________________________________________.

            This information is provided by ___________________________________, the assignee named above, or __________________________________________________,
as its agent.

                                   EXHIBIT E

                   FORM OF INITIAL CERTIFICATION OF CUSTODIAN

                                     [date]

[Depositor]

[Trustee]

---------------------

---------------------


            Re: Master Servicing and Trust Agreement, dated as of May 1, 2007 (the "Agreement"), among GS Mortgage Securities Corp., as depositor (the "Depositor"), Deutsche Bank National Trust Company, as trustee (in such capacity, the "Trustee") and as a custodian, The Bank of New York Trust Company, National Association and U.S. Bank National Association, each as a custodian, and Wells Fargo Bank, National Association, as master servicer (in such capacity, the "Master Servicer"), securities administrator (in such capacity, the "Securities Administrator") and as a custodian.

Ladies and Gentlemen:

            In accordance with Section 2.02 of the above-captioned Master Servicing and Trust Agreement (the "Trust Agreement"), the undersigned, as Custodian, for each Mortgage Loan listed in the Mortgage Loan Schedule for which the undersigned is specified as the Custodian (other than any Mortgage Loan listed in the attached exception report), it has received:

            (i) the original Mortgage Note, endorsed as provided in the following form: "Pay to the order of ________, without recourse"; and

            (ii) except with respect to a MERS Loan, an executed Assignment of Mortgage (which may be included in a blanket assignment or assignments).

            Based on its review and examination and only as to the foregoing documents, such documents appear regular on their face and related to such Mortgage Loan.

            The Custodian has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Trust Agreement. The Custodian makes no representations as to: (i) the validity, legality, sufficiency, enforceability, recordability or genuineness of any of the documents contained in each Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan or the perfection or priority of any Mortgage. Notwithstanding anything herein to the contrary, the Custodian has made no determination and makes no representations as to whether (i) any endorsement is sufficient to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to that Mortgage Note or (ii) any assignment is in recordable form or sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which the assignment relates.

            Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Trust Agreement.

                                    [DEUTSCHE BANK NATIONAL TRUST
                                    COMPANY][THE BANK OF NEW YORK TRUST
                                    COMPANY, NATIONAL ASSOCIATION][U.S. BANK
                                    NATIONAL ASSOCIATION][WELLS FARGO BANK,
                                    NATIONAL ASSOCIATION], not in its
                                    individual capacity, but solely as
                                    Custodian


                                    By: ______________________________________
                                    Name: ____________________________________
                                    Title: ___________________________________

                                   EXHIBIT F


                         FORM OF DOCUMENT CERTIFICATION
                       AND EXCEPTION REPORT OF CUSTODIAN

                                     [date]

[Depositor]

[Trustee]

---------------------

---------------------


            Re: Master Servicing and Trust Agreement, dated as of May 1, 2007 (the "Agreement"), among GS Mortgage Securities Corp., as depositor (the "Depositor"), Deutsche Bank National Trust Company, as trustee (in such capacity, the "Trustee") and as a custodian, The Bank of New York Trust Company, National Association and U.S. Bank National Association, each as a custodian, and Wells Fargo Bank, National Association, as master servicer (in such capacity, the "Master Servicer"), securities administrator (in such capacity, the "Securities Administrator") and as a custodian.

Ladies and Gentlemen:

            In accordance with Section 2.02 of the above-captioned Master Servicing and Trust Agreement (the "Trust Agreement"), the undersigned, as Custodian, hereby certifies, subject to any exceptions listed on the exception report attached hereto, that as to each Mortgage Loan listed in the Mortgage Loan Schedule for which the undersigned is specified as the Custodian (other than any Mortgage Loan paid in full or listed on the attached exception report) it has received:

            1. the original Mortgage Note, endorsed without recourse in blank by the last endorsee, including all intervening endorsements showing a complete chain of endorsement from the originator to the last endorsee;

            2. the original Assignment of Mortgage in blank (or, in the case of the Goldman Conduit Mortgage Loans, or if the Mortgage is to be recorded, assigned to the Trustee or in blank), unless the Mortgage Loan is a MERS Loan;

            3. personal endorsement and/or guaranty agreements executed in connection with all non individual Mortgage Loans (corporations, partnerships, trusts, estates, etc. (if provided);

            4. the related original Mortgage and evidence of its recording or a certified copy of the Mortgage with evidence of recording thereof;

            5. originals of any intervening Mortgage assignment or certified copies in either case necessary to show a complete chain of title from the original mortgagee to the seller and evidencing recording; provided, that, except in the case of the Goldman Conduit Mortgage Loans, the assignment may be in the form of a blanket assignment or assignments, a copy of which with evidence of recording shall be acceptable;

            6. if provided, originals of all assumption, modification, consolidation or extension agreements or certified copies thereof, in either case with evidence of recording if required to maintain the lien of the mortgage or if otherwise required, or, if recordation is not required, an original or copy of the agreement; provided, that, in the case of the Goldman Conduit Mortgage Loans, an original with evidence of recording thereon is always required;

            7. except with respect to the Countrywide Mortgage Loans, (if applicable to the files held by the Custodian) an original or copy of a title insurance policy or evidence of title;

            8. to the extent applicable, an original power of attorney; except in the case of the Goldman Conduit Mortgage Loans, (if applicable to the files held by the Custodian) an original power of attorney or, in limited circumstances as set forth in the applicable Servicing Agreement, a copy of the power of attorney; and

            9. except with respect to the Countrywide Mortgage Loans, (if applicable to the files held by the Custodian) a security agreement, chattel mortgage or equivalent document executed in connection with the Mortgage, if any.

            Based on its review and examination and only as to the foregoing documents, (a) such documents appear regular on their face and related to such Mortgage Loan, and (b) the information set forth in items 2, 8, 33 and 34 of the Mortgage Loan Schedule accurately reflects information set forth in the Custodial File.

            The Custodian has made no independent examination of any documents contained in each Mortgage File beyond the review of the Custodial File specifically required in the Trust Agreement. The Custodian makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in each Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan or the perfection or priority of any Mortgage. Notwithstanding anything herein to the contrary, the Custodian has made no determination and makes no representations as to whether (i) any endorsement is sufficient to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to that Mortgage Note or (ii) any assignment is in recordable form or sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which the assignment relates.

            Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Trust Agreement.

                                    [DEUTSCHE BANK NATIONAL TRUST
                                    COMPANY][THE BANK OF NEW YORK TRUST
                                    COMPANY, NATIONAL ASSOCIATION][U.S. BANK
                                    NATIONAL ASSOCIATION][WELLS FARGO BANK,
                                    NATIONAL ASSOCIATION], not in its
                                    individual capacity, but solely as
                                    Custodian


                                    By: ______________________________________
                                    Name: ____________________________________
                                    Title: ___________________________________

                                   EXHIBIT G


                      FORM OF RESIDUAL TRANSFER AFFIDAVIT

                         GSAA Home Equity Trust 2007-6,
                    Asset-Backed Certificates, Series 2007-6

STATE OF                )
                        )  ss.:
COUNTY OF               )

            The undersigned, being first duly sworn, deposes and says as follows:

            1. The undersigned is an officer of ___________________, the proposed Transferee of an Ownership Interest in a Class [R][RC][RX] Certificate (the "Certificate") issued pursuant to the Master Servicing and Trust Agreement (the "Agreement"), among GS Mortgage Securities Corp., as depositor (the "Depositor"), Deutsche Bank National Trust Company, as trustee (the "Trustee") and as a custodian, Wells Fargo Bank, National Association, as Master Servicer (in such capacity, the "Master Servicer"), Securities Administrator (in such capacity, the "Securities Administrator") and as a custodian, U.S. Bank National Association, as a custodian and The Bank of New York Trust Company, National Association, as a custodian. Capitalized terms used, but not defined herein, shall have the meanings ascribed to such terms in the Agreement. The Transferee has authorized the undersigned to make this affidavit on behalf of the Transferee for the benefit of the Depositor, the Securities Administrator and the Trustee.

            2. The Transferee is, as of the date hereof, and will be, as of the date of the Transfer, a Permitted Transferee. The Transferee is acquiring its Ownership Interest in the Certificate for its own account. The Transferee has no knowledge that any such affidavit is false.

            3. The Transferee has been advised of, and understands that (i) a tax will be imposed on Transfers of the Certificate to Persons that are not Permitted Transferees; (ii) such tax will be imposed on the transferor, or, if such Transfer is through an agent (which includes a broker, nominee or middleman) for a Person that is not a Permitted Transferee, on the agent; and
(iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent Transferee furnished to such Person an affidavit that such subsequent Transferee is a Permitted Transferee and, at the time of Transfer, such Person does not have actual knowledge that the affidavit is false.

            4. The Transferee has been advised of, and understands that a tax will be imposed on a "pass-through entity" holding the Certificate if at any time during the taxable year of the pass through entity a Person that is not a Permitted Transferee is the record holder of an interest in such entity. The Transferee understands that such tax will not be imposed for any period with respect to which the record holder furnishes to the pass through entity an affidavit that such record holder is a Permitted Transferee and the pass through entity does not have actual knowledge that such affidavit is false. (For this purpose, a "pass through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in pass through entities as a nominee for another Person.)

            5. The Transferee has reviewed the provisions of Section 5.02(c) of the Agreement and understands the legal consequences of the acquisition of an Ownership Interest in the Certificate including, without limitation, the restrictions on subsequent Transfers and the provisions regarding voiding the Transfer and mandatory sales. The Transferee expressly agrees to be bound by and to abide by the provisions of Section 5.02(c) of the Agreement and the restrictions noted on the face of the Certificate. The Transferee understands and agrees that any breach of any of the representations included herein shall render the Transfer to the Transferee contemplated hereby null and void.

            6. The Transferee agrees to require a Transfer Affidavit from any Person to whom the Transferee attempts to Transfer its Ownership Interest in the Certificate, and in connection with any Transfer by a Person for whom the Transferee is acting as nominee, trustee or agent, and the Transferee will not Transfer its Ownership Interest or cause any Ownership Interest to be Transferred to any Person that the Transferee knows is not a Permitted Transferee. In connection with any such Transfer by the Transferee, the Transferee agrees to deliver to the Securities Administrator a certificate substantially in the form set forth as Exhibit H to the Agreement (a "Transferor Certificate") to the effect that such Transferee has no actual knowledge that the Person to which the Transfer is to be made is not a Permitted Transferee.

            7. The Transferee has historically paid its debts as they have come due, intends to pay its debts as they come due in the future, and understands that the taxes payable with respect to the Certificate may exceed the cash flow with respect thereto in some or all periods and intends to pay such taxes as they become due. The Transferee does not have the intention to impede the assessment or collection of any tax legally required to be paid with respect to the Certificate.

            8. The Transferee's taxpayer identification number is __________.

            9. The Transferee is a U.S. Person as defined in Code Section 7701(a)(30).

            10. The Transferee is aware that the Certificate may be a "noneconomic residual interest" within the meaning of proposed Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

            11. The Transferee will not cause income from the Certificate to be attributable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of the Transferee or any other U.S. person.

            12. Check one of the following:

            [ ] The present value of the anticipated tax liabilities associated with holding the Certificate, as applicable, does not exceed the sum of:

            (i) the present value of any consideration given to the Transferee to acquire such Certificate;

            (ii) the present value of the expected future distributions on such Certificate; and

            (iii) the present value of the anticipated tax savings associated with holding such Certificate as the related REMIC generates losses.

            For purposes of this calculation, (i) the Transferee is assumed to pay tax at the highest rate currently specified in Section 11(b) of the Code (but the tax rate in Section 55(b)(1)(B) of the Code may be used in lieu of the highest rate specified in Section 11(b) of the Code if the Transferee has been subject to the alternative minimum tax under Section 55 of the Code in the preceding two years and will compute its taxable income in the current taxable year using the alternative minimum tax rate) and (ii) present values are computed using a discount rate equal to the short-term Federal rate prescribed by Section 1274(d) of the Code for the month of the transfer and the compounding period used by the Transferee.

            [ ] The transfer of the Certificate complies with U.S. Treasury Regulations Sections 1.860E-1(c)(5) and (6) and, accordingly,

            (i) the Transferee is an "eligible corporation," as defined in U.S. Treasury Regulations Section 1.860E-1(c)(6)(i), as to which income from the Certificate will only be taxed in the United States;

            (ii) at the time of the transfer, and at the close of the Transferee's two fiscal years preceding the year of the transfer, the Transferee had gross assets for financial reporting purposes (excluding any obligation of a person related to the Transferee within the meaning of U.S. Treasury Regulations Section 1.860E-1(c)(6)(ii)) in excess of $100 million and net assets in excess of $10 million;

            (iii) the Transferee will transfer the Certificate only to another "eligible corporation," as defined in U.S. Treasury Regulations Section 1.860E-1(c)(6)(i), in a transaction that satisfies the requirements of Sections 1.860E-1(c)(4)(i), (ii) and (iii) and Section 1.860E-1(c)(5) of the U.S.
Treasury Regulations; and

            (iv) the Transferee determined the consideration paid to it to acquire the Certificate based on reasonable market assumptions (including, but not limited to, borrowing and investment rates, prepayment and loss assumptions, expense and reinvestment assumptions, tax rates and other factors specific to the Transferee) that it has determined in good faith.

            [ ] None of the above.

            13. The Transferee is not an employee benefit plan that is subject to Title I of ERISA or a plan that is subject to Section 4975 of the Code or a plan subject to any federal, state or local law that is substantially similar to Title I of ERISA or Section 4975 of the Code, and the Transferee is not acting on behalf of or investing plan assets of such a plan.

            IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its duly authorized officer and its corporate seal to be hereunto affixed, duly attested, this ____ day of _______, 20__.



                                       _______________________________________
                                       Print Name of Transferee



                                       By: ___________________________________
                                           Name:
                                           Title:
[Corporate Seal]

ATTEST:



_______________________________
[Assistant] Secretary

            Personally appeared before me the above-named __________, known or proved to me to be the same person who executed the foregoing instrument and to be the ___________ of the Transferee, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Transferee.

            Subscribed and sworn before me this ____ day of ________, 20__.



                                       ---------------------------------------
                                                    NOTARY PUBLIC





                                       My Commission expires the __ day
                                       of _________, 20__

                                   EXHIBIT H


                         FORM OF TRANSFEROR CERTIFICATE

                                                               __________, 20__

GS Mortgage Securities Corp.
85 Broad Street
New York, New York 10004
Attention:

Wells Fargo Bank, National Association
Sixth Street and Marquette Avenue
Minneapolis, Minnesota  55479


            Re: GSAA Home Equity Trust 2007-6, Asset-Backed Certificates Series 2007-6, Class [___]
                  --------------------------------------------------------

Ladies and Gentlemen:

            In connection with our disposition of the above Certificates we certify that (a) we understand that the Certificates have not been registered under the Securities Act of 1933, as amended (the "Act"), and are being disposed by us in a transaction that is exempt from the registration requirements of the Act, (b) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, in a manner that would be deemed, or taken any other action which would result in, a violation of Section 5 of the Act and (c) to the extent we are disposing of a Residual Certificate, (A) we have no knowledge the Transferee is not a Permitted Transferee and (B) after conducting a reasonable investigation of the financial condition of the Transferee, we have no knowledge and no reason to believe that the Transferee will not pay all taxes with respect to the Residual Certificates as they become due and (C) we have no reason to believe that the statements made in paragraphs 7, 10 and 11 of the Transferee's Residual Transfer Affidavit are false.

                                    Very truly yours,


                                    __________________________________________
                                    Print Name of Transferor


                                    By: ______________________________________
                                    Authorized Officer

                                   EXHIBIT I


                            FORM OF RULE 144A LETTER

                                                             ____________, 20__

GS Mortgage Securities Corp.
85 Broad Street
New York, New York 10004
Attention:

Wells Fargo Bank, National Association
Sixth Street and Marquette Avenue
Minneapolis, Minnesota  55479


            Re: GSAA Home Equity Trust 2007-6, Asset-Backed Certificates, Series 2007-6, Class [__]
                  ------------------------------------------------------------

Ladies and Gentlemen:

            In connection with our acquisition of the above Certificates we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates,
(c) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) either we are purchasing a Class 1A1, Class 1A2, Class 2A1, Class 3A1A, Class 3A1B, Class A4, Class A5, Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class B1 or a Class B2 Certificate, or we are not an employee benefit plan that is subject to Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or a plan or arrangement that is subject to Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or a plan subject to any federal, state or local law materially similar to the foregoing provisions of ERISA or the Code, nor are we acting on behalf of any such plan or arrangement or using the assets of any such plan or arrangement to effect such acquisition, or, with respect to a Class X Certificate or Class P Certificate that has been the subject of an ERISA-Qualifying Underwriting, the purchaser is an insurance company that is purchasing this certificate with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")) and the purchase and holding of such Certificates satisfy the requirements for exemptive relief under Sections I and III of PTCE 95-60, (e) we have not, nor has anyone acting on our behalf offered, transferred, pledged, sold or otherwise disposed of the Certificates, any interest in the Certificates or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Certificates, any interest in the Certificates or any other similar security from, or otherwise approached or negotiated with respect to the Certificates, any interest in the Certificates or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Certificates under the Securities Act or that would render the disposition of the Certificates a violation of Section 5 of the Securities Act or require registration pursuant thereto, nor will act, nor has authorized or will authorize any person to act, in such manner with respect to the Certificates and (f) we are a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act and have completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. We are aware that the sale to us is being made in reliance on Rule 144A. We are acquiring the Certificates for our own account or for resale pursuant to Rule 144A and further, understand that such Certificates may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the Securities Act.

                                                          ANNEX 1 TO EXHIBIT I

           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A
           --------------------------------------------------------

         [For Transferees Other Than Registered Investment Companies]

            The undersigned (the "Buyer") hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

            1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

            2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A"), because (i) the Buyer owned and/or invested on a discretionary basis $___________(1) in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A and (ii) the Buyer satisfies the criteria in the category marked below.

____ Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended.

____ Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

____ Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

____ Broker-dealer. The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

____ Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, territory or the District of Columbia.

---------------------
(1) Buyer must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Buyer is a dealer, and, in that case, Buyer must own and/or invest on a discretionary basis at least $10,000,000 in securities.

____ State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

____ ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

____ Investment Advisor. The Buyer is an investment advisor registered under the Investment Advisors Act of 1940.

____ Small Business Investment Company. Buyer is a small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

____ Business Development Company. Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940.

            3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iv) bank deposit notes and certificates of deposit,
(v) loan participations, (vi) repurchase agreements, (vii) securities owned but subject to a repurchase agreement and (viii) currency, interest rate and commodity swaps.

            4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph, except (i) where the Buyer reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause (ii) in the preceding sentence applies, the securities may be valued at market. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

            5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

            6. Until the date of purchase of the Rule 144A Securities, the Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of the Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the

Buyer is a bank or savings and loan is provided above, the Buyer agrees that it will furnish to such parties updated annual financial statements promptly after they become available.


                                       _______________________________________
                                       Print Name of Transferee



                                       By: ___________________________________
                                           Name:
                                           Title:


                                       Date: _________________________________

                                                          ANNEX 2 TO EXHIBIT I

           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A
           --------------------------------------------------------

          [For Transferees That are Registered Investment Companies]

            The undersigned (the "Buyer") hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

            1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A"), because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

            2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, as amended and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used, except (i) where the Buyer or the Buyer's Family of Investment Companies reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause (ii) in the preceding sentence applies, the securities may be valued at market.

____ The Buyer owned $___________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

____ The Buyer is part of a Family of Investment Companies which owned in the aggregate $__________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

            3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

            4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements,
(vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

            5. The Buyer is familiar with Rule 144A and understands that the parties listed in the Rule 144A Transferee Certificate to which this certification relates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

            6. Until the date of purchase of the Certificates, the undersigned will notify the parties listed in the Rule 144A Transferee Certificate to which this certification relates of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of the Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.


                                       _______________________________________
                                       Print Name of Transferee


                                       By: ___________________________________
                                           Name:
                                           Title:


                                       IF AN ADVISER:


                                       _______________________________________
                                       Print Name of Buyer


                                       Date: _________________________________

                                  EXHIBIT J-1


                         FORM OF BACK-UP CERTIFICATION
                               (Master Servicer)


            Re: Master Servicing and Trust Agreement, dated as of May 1, 2007 (the "Agreement"), among GS Mortgage Securities Corp., as depositor (the "Depositor"), Deutsche Bank National Trust Company, as trustee (in such capacity, the "Trustee") and as a custodian, The Bank of New York Trust Company, National Association and U.S. Bank National Association, each as a custodian, and Wells Fargo Bank, National Association, as master servicer (in such capacity, the "Master Servicer"), and securities administrator (in such capacity, the "Securities Administrator") and as a custodian.

I, ________________________________, the _______________________ of [NAME OF
COMPANY] (the "Company"), certify to the Depositor, and its officers, with the knowledge and intent that they will rely upon this certification, that:

            (1) I have reviewed the servicer compliance statement of the Company provided in accordance with Item 1123 of Regulation AB (the "Compliance Statement"), the report on assessment of the Company's compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the "Servicing Criteria"), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the "Exchange Act") and Item 1122 of Regulation AB (the "Servicing Assessment"), the registered public accounting firm's attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the "Attestation Report"), all servicing reports, Officer's Certificates and other information relating to the servicing of the Mortgage Loans by the Company during 2006 that were delivered by the Company to the Depositor and the Securities Administrator pursuant to the Agreement (collectively, the "Company Servicing Information");

            (2) Based on my knowledge, the Company Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Company Servicing Information;

            (3) Based on my knowledge, all of the Company Servicing Information required to be provided by the Company under the Agreement has been provided to the Depositor;

            (4) I am responsible for reviewing the activities performed by the Company as a servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Company has fulfilled its obligations under the Agreement; and



                                     J-1-1

            (5) The Compliance Statement required to be delivered by the Company pursuant to the Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Company and by any Subservicer or Subcontractor pursuant to the Agreement, have been provided to the Master Servicer. Any material instances of noncompliance described in such reports have been disclosed to the Master Servicer. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.



                                       Date: ______________________________


                                       By: ________________________________
                                           Name:
                                           Title:



                                     J-1-2

                                  EXHIBIT J-2


                         FORM OF BACK-UP CERTIFICATION

                           (Securities Administrator)


            Re: Master Servicing and Trust Agreement, dated as of May 1, 2007 (the "Agreement"), among GS Mortgage Securities Corp., as depositor (the "Depositor"), Deutsche Bank National Trust Company, as trustee (in such capacity, the "Trustee") and as a custodian, The Bank of New York Trust Company, National Association and U.S. Bank National Association, each as a custodian, and Wells Fargo Bank, National Association, as master servicer (in such capacity, the "Master Servicer"), and securities administrator (in such capacity, the "Securities Administrator") and as a custodian.

I, ________________________________, the _______________________ of [NAME OF
COMPANY] (the "Company"), certify to the Depositor, and its officers, with the knowledge and intent that they will rely upon this certification, that:

            (1) I have reviewed the report on assessment of the Company's compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the "Servicing Criteria"), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the "Exchange Act") and Item 1122 of Regulation AB (the "Servicing Assessment"), the registered public accounting firm's attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the "Attestation Report"), all reports on Form 10-D containing statements to certificateholders filed in respect of the period included in the year covered by the annual report of the Trust Fund (collectively, the "Distribution Date Statements");

            (2) Assuming the accuracy and completeness of the information delivered to the Company by the Master Servicer as provided in the Agreement and subject to paragraph (4) below, the distribution information determined by the Company and set forth in the Distribution Date Statements contained in all Form 10-D's included in the year covered by the annual report of such Trust on Form 10-K for the calendar year 200[ ], is complete and does not contain any material misstatement of fact as of the last day of the period covered by such annual report;

            (3) Based solely on the information delivered to the Company by the Master Servicer as provided in the Agreement, (i) the distribution information required under the Agreement to be contained in the Trust Fund's Distribution Date Statements and (ii) the servicing information required to be provided by the Master Servicer to the Securities Administrator for inclusion in the Trust Fund's Distribution Date Statements, to the extent received by the Securities Administrator from the Master Servicer in accordance with the Agreement, is included in such Distribution Date Statements;



                                     J-2-1

            (4) The Company is not certifying as to the accuracy, completeness or correctness of the information which it received from the Master Servicer and did not independently verify or confirm the accuracy, completeness or correctness of the information provided by the Master Servicer;

            (5) I am responsible for reviewing the activities performed by the Company as a person "performing a servicing function" under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Servicing Assessment and except as disclosed in the Servicing Assessment or the Attestation Report, the Company has fulfilled its obligations under the Agreement; and

            (6) The Servicing Assessment and Attestation Report required to be provided by the Company pursuant to the Agreement, have been provided to the Depositor. Any material instances of noncompliance described in such reports have been disclosed to the Depositor. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.


                                       Date: ______________________________


                                       By: ________________________________
                                           Name:
                                           Title:



                                     J-2-2

                                   EXHIBIT K


                   FORM OF SERVICING CRITERIA TO BE ADDRESSED
                     IN ASSESSMENT OF COMPLIANCE STATEMENT

      The assessment of compliance to be delivered by the [Master Servicer] [Securities Administrator] [Custodians] shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria":

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Securities
                             Servicing Criteria                                Master Servicer     Administrator       Custodians
----------------------------------------------------------------------------------------------------------------------------------
         Reference                              Criteria
----------------------------------------------------------------------------------------------------------------------------------
                                    General Servicing Considerations
----------------------------------------------------------------------------------------------------------------------------------
                             Policies and procedures are instituted to
                             monitor any performance or other triggers and
                             events of default in accordance with the
1122(d)(1)(i)                transaction agreements.
----------------------------------------------------------------------------------------------------------------------------------
                             If any material servicing activities are
                             outsourced to third parties, policies and
                             procedures are instituted to monitor the third
                             party's performance and compliance with such
1122(d)(1)(ii)               servicing activities.
----------------------------------------------------------------------------------------------------------------------------------
                             Any requirements in the transaction agreements
                             to maintain a back-up servicer for the
1122(d)(1)(iii)              mortgage loans are maintained.
----------------------------------------------------------------------------------------------------------------------------------
                             A fidelity bond and errors and omissions policy is
                             in effect on the party participating in the
                             servicing function throughout the reporting period       X
                             in the amount of coverage required by and
                             otherwise in accordance with the terms of the
1122(d)(1)(iv)               transaction agreements.
----------------------------------------------------------------------------------------------------------------------------------
                                   Cash Collection and Administration
----------------------------------------------------------------------------------------------------------------------------------
                             Payments on mortgage loans are deposited into the
                             appropriate custodial bank accounts and related
                             bank clearing accounts no more than two business         X
                             days following receipt, or such other number of
1122(d)(2)(i)                days specified in the transaction agreements.
----------------------------------------------------------------------------------------------------------------------------------
                             Disbursements made via wire transfer on behalf
                             of an obligor or to an investor are made only            X
1122(d)(2)(ii)               by authorized personnel.
----------------------------------------------------------------------------------------------------------------------------------



                                      K-1

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Securities
                             Servicing Criteria                                Master Servicer     Administrator       Custodians
----------------------------------------------------------------------------------------------------------------------------------
         Reference                              Criteria
----------------------------------------------------------------------------------------------------------------------------------
                             Advances of funds or guarantees regarding
                             collections, cash flows or distributions, and any
                             interest or other fees charged for such                  X
                             advances, are made, reviewed and approved as
1122(d)(2)(iii)              specified in the transaction agreements.
----------------------------------------------------------------------------------------------------------------------------------
                             The related accounts for the transaction, such as
                             cash reserve accounts or accounts established as a
                             form of overcollateralization, are separately            X
                             maintained (e.g., with respect to commingling of
                             cash) as set forth in the transaction
1122(d)(2)(iv)               agreements.
----------------------------------------------------------------------------------------------------------------------------------
                             Each custodial account is maintained at a
                             federally insured depository institution as
                             set forth in the transaction agreements. For
                             purposes of this criterion, "federally insured
                             depository institution" with respect to a                X
                             foreign financial institution means a foreign
                             financial institution that meets the
                             requirements of Rule 13k-1(b)(1) of the
1122(d)(2)(v)                Securities Exchange Act.
----------------------------------------------------------------------------------------------------------------------------------
                             Unissued checks are safeguarded so as to                 X
1122(d)(2)(vi)               prevent unauthorized access.
----------------------------------------------------------------------------------------------------------------------------------
                             Reconciliations are prepared on a monthly
                             basis for all asset-backed securities related
                             bank accounts, including custodial accounts
                             and related bank clearing accounts. These
                             reconciliations are (A) mathematically
                             accurate; (B) prepared within 30 calendar days
                             after the bank statement cutoff date, or such
                             other number of days specified in the
                             transaction agreements; (C) reviewed and                 X
                             approved by someone other than the person who
                             prepared the reconciliation; and (D) contain
                             explanations for reconciling items. These
                             reconciling items are resolved within 90
                             calendar days of their original
                             identification, or such other number of days
1122(d)(2)(vii)              specified in the transaction agreements.
----------------------------------------------------------------------------------------------------------------------------------



                                      K-2

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Securities
                             Servicing Criteria                                Master Servicer     Administrator       Custodians
----------------------------------------------------------------------------------------------------------------------------------
         Reference                              Criteria
----------------------------------------------------------------------------------------------------------------------------------
                                   Investor Remittances and Reporting
----------------------------------------------------------------------------------------------------------------------------------
                             Reports to investors, including those to be filed
                             with the Commission, are maintained in accordance
                             with the transaction agreements and applicable
                             Commission requirements. Specifically, such
                             reports (A) are prepared in accordance with
                             timeframes and other terms set forth in the
                             transaction agreements; (B)
                             provide information calculated in accordance             X                  X
                             with the terms specified in the transaction
                             agreements; (C) are filed with the Commission
                             as required by its rules and regulations; and
                             (D) agree with investors' or the trustee's
                             records as to the total unpaid principal
                             balance and number of mortgage loans serviced
1122(d)(3)(i)                by the Servicer.
----------------------------------------------------------------------------------------------------------------------------------
                             Amounts due to investors are allocated and
                             remitted in accordance with timeframes,
                             distribution priority and other terms set                X                  X
1122(d)(3)(ii)               forth in the transaction agreements.
----------------------------------------------------------------------------------------------------------------------------------
                             Disbursements made to an investor are posted
                             within two business days to the Servicer's
                             investor records, or such other number of days           X
1122(d)(3)(iii)              specified in the transaction agreements.
----------------------------------------------------------------------------------------------------------------------------------
                             Amounts remitted to investors per the investor
                             reports agree with cancelled checks, or other            X
1122(d)(3)(iv)               form of payment, or custodial bank statements.
----------------------------------------------------------------------------------------------------------------------------------
                                        Pool Asset Administration
----------------------------------------------------------------------------------------------------------------------------------
                             Collateral or security on mortgage loans is
                             maintained as required by the transaction                                                      X
1122(d)(4)(i)                agreements or related mortgage loan documents.
----------------------------------------------------------------------------------------------------------------------------------
                             Mortgage loan and related documents are
                             safeguarded as required by the transaction                                                     X
1122(d)(4)(ii)               agreements.
----------------------------------------------------------------------------------------------------------------------------------
                             Any additions, removals or substitutions to the
                             asset pool are made, reviewed and approved in
                             accordance with any conditions or
1122(d)(4)(iii)              requirements in the transaction agreements.
----------------------------------------------------------------------------------------------------------------------------------



                                      K-3

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Securities
                             Servicing Criteria                                Master Servicer     Administrator       Custodians
----------------------------------------------------------------------------------------------------------------------------------
         Reference                              Criteria
----------------------------------------------------------------------------------------------------------------------------------
                             Payments on mortgage loans, including any payoffs,
                             made in accordance with the related mortgage loan
                             documents are posted to the Servicer's obligor
                             records maintained no more than two business days
                             after receipt, or such other number of days
                             specified in the transaction agreements, and
                             allocated to principal, interest or other items
                             (e.g., escrow) in accordance with the related
1122(d)(4)(iv)               mortgage loan documents.
----------------------------------------------------------------------------------------------------------------------------------
                             The Servicer's records regarding the mortgage
                             loans agree with the Servicer's records with
                             respect to an obligor's unpaid principal
1122(d)(4)(v)                balance.
----------------------------------------------------------------------------------------------------------------------------------
                             Changes with respect to the terms or status of an
                             obligor's mortgage loans (e.g., loan modifications
                             or re-agings) are made, reviewed and approved by
                             authorized personnel in accordance with the
                             transaction agreements and related pool asset
1122(d)(4)(vi)               documents.
----------------------------------------------------------------------------------------------------------------------------------
                             Loss mitigation or recovery actions (e.g.,
                             forbearance plans, modifications and deeds in lieu
                             of foreclosure, foreclosures and repossessions, as
                             applicable) are initiated, conducted and concluded
                             in accordance with the timeframes or other
                             requirements established  by the transaction
1122(d)(4)(vii)              agreements.
----------------------------------------------------------------------------------------------------------------------------------
                             Records documenting collection efforts are
                             maintained during the period a mortgage loan is
                             delinquent in accordance with the transaction
                             agreements. Such records are maintained on at
                             least a monthly basis, or such other period
                             specified in the transaction agreements, and
                             describe the entity's activities in monitoring
                             delinquent mortgage loans including, for example,
                             phone calls, letters and payment rescheduling
                             plans in cases where delinquency is deemed
1122(d)(4)(viii)             temporary (e.g., illness or unemployment).
----------------------------------------------------------------------------------------------------------------------------------



                                      K-4

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Securities
                             Servicing Criteria                                Master Servicer     Administrator       Custodians
----------------------------------------------------------------------------------------------------------------------------------
         Reference                              Criteria
----------------------------------------------------------------------------------------------------------------------------------
                             Adjustments to interest rates or rates of return
                             for mortgage loans with variable rates are
                             computed based on the related mortgage
1122(d)(4)(ix)               loan documents.
----------------------------------------------------------------------------------------------------------------------------------
                             Regarding any funds held in trust for an obligor
                             (such as escrow accounts): (A) such funds are
                             analyzed, in accordance with the obligor's
                             mortgage loan documents, on at least an annual
                             basis, or such other period specified in the
                             transaction agreements; (B) interest on such funds
                             is paid, or credited, to obligors in accordance
                             with applicable mortgage loan documents and state
                             laws; and (C) such funds are returned to the
                             obligor within 30 calendar days of full repayment
                             of the related mortgage loans, or such other
                             number of days specified in the transaction
1122(d)(4)(x)                agreements.
----------------------------------------------------------------------------------------------------------------------------------
                             Payments made on behalf of an obligor (such as tax
                             or insurance payments) are made on or before the
                             related penalty or expiration dates, as indicated
                             on the appropriate bills or notices for such
                             payments, provided that such support has been
                             received by the servicer at least 30 calendar days
                             prior to these dates, or such other number of days
1122(d)(4)(xi)               specified in the transaction agreements.
----------------------------------------------------------------------------------------------------------------------------------
                             Any late payment penalties in connection with any
                             payment to be made on behalf of an obligor are
                             paid from the servicer's funds and not charged to
                             the obligor, unless the late payment was due to
1122(d)(4)(xii)              the obligor's error or omission.
----------------------------------------------------------------------------------------------------------------------------------
                             Disbursements made on behalf of an obligor are
                             posted within two business days to the obligor's
                             records maintained by the servicer, or such other
                             number of days specified in the transaction
1122(d)(4)(xiii)             agreements.
----------------------------------------------------------------------------------------------------------------------------------
                             Delinquencies, charge-offs and uncollectible
                             accounts are recognized and recorded in
1122(d)(4)(xiv)              accordance with the transaction agreements.
----------------------------------------------------------------------------------------------------------------------------------



                                      K-5

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Securities
                             Servicing Criteria                                Master Servicer     Administrator       Custodians
----------------------------------------------------------------------------------------------------------------------------------
         Reference                              Criteria
----------------------------------------------------------------------------------------------------------------------------------
                             Any external enhancement or other support,
                             identified in Item 1114(a)(1) through (3) or Item
                             1115 of Regulation AB, is maintained as
1122(d)(4)(xv)               set forth in the transaction agreements.
----------------------------------------------------------------------------------------------------------------------------------

                                  EXHIBIT L-1


                    FORM OF REQUEST FOR RELEASE OF DOCUMENTS

To:     The Bank of New York Trust Company, National Association
        2220 Chemsearch Blvd., Suite 150,
        Irving, Texas 75062

RE: Master Servicing and Trust Agreement, dated as of May 1, 2007 (the "Agreement"), among GS Mortgage Securities Corp., as depositor (the "Depositor"), Deutsche Bank National Trust Company, as trustee (in such capacity, the "Trustee") and as a custodian, The Bank of New York Trust Company, National Association and U.S. Bank National Association, each as a custodian, and Wells Fargo Bank, National Association, as master servicer (in such capacity, the "Master Servicer"), securities administrator (in such capacity, the "Securities Administrator") and as a custodian.

In connection with and pursuant to Section _____, of the agreement, we request the release and acknowledge of the custodial file for the mortgage loan described below, for the reason indicated below:

FROM:  Servicer: _____________________________________________________________
City/State______________

SERVICER LOAN #: ____________________________,
THE BANK OF NEW YORK, NATIONAL ASSOCIATION
#___________________________________________

Deal Name: __________________________________,

Mortgagor's Name: ________________________________________ Original loan amount
___________________

Property Address: ____________________________________________ Payment amount:
___________________

City/State/Zip: ______________________________________________ Interest rate:
___________________

REASON FOR REQUESTING DOCUMENTS (check one)
-------------------------------------------

_________________ 1.  Loan paid in full

_________________ 2.  Loan in foreclosure

_________________ 3.  Loan being substituted

_________________ 4.  Loan being liquidated by company

_________________ 5.  Other (please explain)



                                      L-1-1

____________________________________________________________________

If box 1 or 4 above is checked, and if all or part of the Custodial File was previously released to us, then please provide a copy of the previous release request (RR) to us as well as any additional documents in your possession relating to the above specified mortgage loan.

If box 2 or 5 above is checked, then upon our return to you as custodian, all of the documents for the above specified mortgage loan, please acknowledge your receipt by signing in the space indicated below, and returning this form to us.

COMPANY NAME: __________________________________ PHONE# ______________________

AUTHORIZED SIGNER:

______________________________________________________________________________

NAME (TYPED): __________________________________ DATE:________________________

PHONE #: __________________________________________________

DATE: _____________________________


-------------------------------------------------------------------------------
PLEASE MAIL DOCUMENTS BACK TO:
------------------------------
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
-------------------------------------------------------------------------------



                                     L-1-2

                                  EXHIBIT L-2


                    FORM OF REQUEST FOR RELEASE OF DOCUMENTS

To:     Deutsche Bank National Trust Company
        1761 East St. Andrew Place,
        Santa Ana, California 92705
        Attention:  Mortgage Custody - GS076C

RE: Master Servicing and Trust Agreement, dated as of May 1, 2007 (the "Agreement"), among GS Mortgage Securities Corp., as depositor (the "Depositor"), Deutsche Bank National Trust Company, as trustee (in such capacity, the "Trustee") and as a custodian, The Bank of New York Trust Company, National Association and U.S. Bank National Association, each as a custodian, and Wells Fargo Bank, National Association, as master servicer (in such capacity, the "Master Servicer"), as securities administrator (in such capacity, the "Securities Administrator") and as a custodian.

In connection with and pursuant to Section____________, of the agreement, we request the release and acknowledge of the custodial file for the mortgage loan described below, for the reason indicated below. Further, any payments received by the Servicer listed below in connection with this request for release have been deposited into the Distribution Account for the benefit of the Trust.

FROM:  Servicer:  ________________________________________________________,
City/State______________

SERVICER LOAN #:  ___________________________,

Mortgagor's Name: _______________________________________________ Original loan amount:  ________

Property Address: _______________________________________________ Payment
amount: ____________

City/State/Zip: _________________________________________________ Interest
rate: ______________

REASON FOR REQUESTING DOCUMENTS (check one)
-------------------------------------------

__________________ 1.  Loan paid in full

__________________ 2.  Loan in foreclosure

__________________ 3.  Loan being substituted



                                     L-2-1

__________________ 4.  Loan being liquidated by company

__________________ 5.  Other (please explain)

________________________________________________________

If box 1 or 4 above is checked, and if all or part of the Custodial File was previously released to us, then please provide a copy of the previous release request (RR) to us as well as any additional documents in your possession relating to the above specified mortgage loan.

If box 2 or 5 above is checked, then upon our return to you as custodian, all of the documents for the above specified mortgage loan, please acknowledge your receipt by signing in the space indicated below, and returning this form to us.

COMPANY NAME: __________________________________ PHONE# ______________________

AUTHORIZED SIGNER:

______________________________________________________________________________

NAME (TYPED): __________________________________ DATE:________________________

PHONE #: __________________________________________________

DATE: _____________________________


-------------------------------------------------------------------------------
PLEASE MAIL DOCUMENTS BACK TO:
------------------------------
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
-------------------------------------------------------------------------------



                                     L-2-2

                                  EXHIBIT L-3


                    FORM OF REQUEST FOR RELEASE OF DOCUMENTS

To:   U.S. Bank National Assoc.            Attention: Document Custody Service
      1133 Rankin Suite 100                           Receiving Unit
      EP-MN-TMZD
      St. Paul MN 55116                    FAX: (651) 695-6100 or 695-6101

RE: Custodial Agreement between U.S. Bank National Association, a custodian, and as the company stated in the "agreement".

In connection with and pursuant to Section____________, of the agreement, we request the release and acknowledge of the custodial file for the mortgage loan described below, for the reason indicated:

FROM:  Servicer:
City/State______________

SERVICER LOAN #:  ___________________________,

U.S. BANK # _________________________________,
Deal Name:  ___________________________,

Mortgagor's Name: _______________________________________________ Original
loan amount:  ________

Property Address: ________________________________________________ Payment
amount: _____________

City/State/Zip: __________________________________________________ Interest
rate: ________________

REASON FOR REQUESTING DOCUMENTS (check one)
-------------------------------------------

_________________ 1.  Loan paid in full

_________________ 2.  Loan in foreclosure

_________________ 3.  Loan being substituted

_________________ 4.  Loan being liquidated by company

_________________ 5.  Other (please explain)

______________________________________________________



                                     L-3-1

If box 1 or 4 above is checked, and if all or part of the Custodial File was previously released to us, then please provide a copy of the previous release request (RR) to us as well as any additional documents in your possession relating to the above specified mortgage loan.

If box 2 or 5 above is checked, then upon our return to you as custodian, all of the documents for the above specified mortgage loan, please acknowledge your receipt by signing in the space indicated below, and returning this form to us.

COMPANY NAME: ___________________________________ PHONE# _____________________

AUTHORIZED SIGNER:

______________________________________________________________________________

NAME (TYPED): ___________________________________ DATE: ______________________

PHONE #: ___________________________________________________

DATE: ______________________________

-------------------------------------------------------------------------------
PLEASE MAIL DOCUMENTS BACK TO:
------------------------------
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
-------------------------------------------------------------------------------



                                     L-3-2

                                  EXHIBIT L-4

                    FORM OF REQUEST FOR RELEASE OF DOCUMENTS

To:   Wells Fargo Bank, National Association
      1015 10th Avenue SE, Minneapolis
      Minnesota 55414
      Attention:  GSAA 2007-6


RE: Master Servicing and Trust Agreement, dated as of May 1, 2007 (the "Agreement"), among GS Mortgage Securities Corp., as depositor (the "Depositor"), Deutsche Bank National Trust Company, as trustee (in such capacity, the "Trustee") and as a custodian, The Bank of New York Trust Company, National Association and U.S. Bank National Association, each as a custodian, and Wells Fargo Bank, National Association, as master servicer (in such capacity, the "Master Servicer"), securities administrator (in such capacity, the "Securities Administrator") and as a custodian.

In connection with and pursuant to Section____________, of the agreement, we request the release and acknowledge of the custodial file for the mortgage loan described below, for the reason indicated below:

FROM:  Servicer:________________________________________________________,
City/State______________

SERVICER LOAN #: ___________________________,
WELLS FARGO BANK, NATIONAL ASSOCIATION
#_____________________________________,
Deal Name: ____________________,

Mortgagor's Name: _______________________________________________ Original
loan amount: ________

Property Address: ________________________________________________ Payment
amount: ____________

City/State/Zip: __________________________________________________ Interest
rate: ________________

REASON FOR REQUESTING DOCUMENTS (check one)

________1. Loan paid in full

________2. Loan in foreclosure

________3. Loan being substituted



                                     L-4-1

________4. Loan being liquidated by company

________5.  Other (please explain)
_________________________________________________________

If box 1 or 4 above is checked, and if all or part of the Custodial File was previously released to us, then please provide a copy of the previous release request (RR) to us as well as any additional documents in your possession relating to the above specified mortgage loan.

If box 2 or 5 above is checked, then upon our return to you as custodian, all of the documents for the above specified mortgage loan, please acknowledge your receipt by signing in the space indicated below, and returning this form to us.

COMPANY
NAME:__________________________________________PHONE#__________________________

AUTHORIZED SIGNER:
___________________________________________________________________________

NAME(TYPED):_____________________________________________DATE:_________________

PHONE #:_____________________________________________________
DATE:__________________________


-------------------------------------------------------------------------------
PLEASE MAIL DOCUMENTS BACK TO:
------------------------------
_______________________________________________________________________________
_______________________________________________________________________________
_____________________________
-------------------------------------------------------------------------------



                                     L-4-2

                                   EXHIBIT M


                        Form 8-K Disclosure Information

-------------------------------------------------------------------------------------------------
                                 FORM 8-K DISCLOSURE INFORMATION
-------------------------------------------------------------------------------------------------
                Item on Form 8-K                                Responsible Party
-------------------------------------------------------------------------------------------------
  Item 1.01- Entry into a Material Definitive
                   Agreement

Disclosure is required regarding entry into
or amendment of any definitive agreement that       The party to this Agreement entering into
is material to the securitization, even if             such Material Definitive Agreement.
depositor is not a party.

Examples: servicing agreement, custodial agreement.

Note: disclosure not required as to
definitive agreements that are fully
disclosed in the prospectus.
-------------------------------------------------------------------------------------------------
Item 1.02- Termination of a Material Definitive
                   Agreement

Disclosure is required regarding termination
of any definitive agreement that is material        The party to this Agreement requesting
to the securitization (other than expiration in     termination of a Material Definitive
accordance with its terms), even if depositor       Agreement.
is not a party.

Examples: servicing agreement, custodial
agreement.
-------------------------------------------------------------------------------------------------
     Item 1.03- Bankruptcy or Receivership

Disclosure is required regarding the
bankruptcy or receivership, with respect to
any of the following:
-------------------------------------------------------------------------------------------------
o   Sponsor (Seller)                                Depositor/Sponsor (Seller)
-------------------------------------------------------------------------------------------------
o   Depositor                                       Depositor
-------------------------------------------------------------------------------------------------
o   Master Servicer                                 Master Servicer
-------------------------------------------------------------------------------------------------
o   Affiliated Servicer                             Servicer
-------------------------------------------------------------------------------------------------
o   Other Servicer  servicing 20% or more of the    Servicer
    pool assets at the time of the report
-------------------------------------------------------------------------------------------------
o   Other material servicers                        Servicer
-------------------------------------------------------------------------------------------------
o   Trustee                                         Trustee
-------------------------------------------------------------------------------------------------
o   Securities Administrator                        Securities Administrator
-------------------------------------------------------------------------------------------------
o   Significant Obligor                             Depositor
-------------------------------------------------------------------------------------------------
o   Credit Enhancer (10% or more)                   Depositor
-------------------------------------------------------------------------------------------------
o   Derivative Counterparty                         Depositor
-------------------------------------------------------------------------------------------------
o   Custodian                                       Custodian
-------------------------------------------------------------------------------------------------



                                     M-1


-------------------------------------------------------------------------------------------------
                                 FORM 8-K DISCLOSURE INFORMATION
-------------------------------------------------------------------------------------------------
                Item on Form 8-K                                Responsible Party
-------------------------------------------------------------------------------------------------
Item 2.04- Triggering Events that Accelerate or      Master Servicer and Securities Administrator
  Increase a Direct Financial Obligation or an
Obligation under an Off-Balance Sheet Arrangement


Includes an early amortization, performance trigger or other event, including event of default, that would materially alter the payment priority/distribution of cash flows/amortization schedule.

Disclosure will be made of events other than
waterfall triggers which are disclosed in the
monthly statements to the certificateholders.
-------------------------------------------------------------------------------------------------
 Item 3.03- Material Modification to Rights of              Securities Administrator
                Security Holders

Disclosure is required of any material
modification to documents defining the rights
of Certificateholders, including the Pooling
and Servicing Agreement.
-------------------------------------------------------------------------------------------------
      Item 5.03- Amendments of Articles of           (i) Securities Administrator and (ii)
 Incorporation or Bylaws; Change of Fiscal Year      Depositor with respect to any information
                                                     relating to the Depositor
Disclosure is required of any amendment "to
the governing documents of the issuing entity".
-------------------------------------------------------------------------------------------------
      Item 6.01- ABS Informational and                              Depositor
           Computational Material
-------------------------------------------------------------------------------------------------
  Item 6.02- Change of Servicer or Securities               Master Servicer/Securities
                 Administrator                                Administrator/Servicer

Requires disclosure of any removal,
replacement, substitution or addition of any
master servicer, affiliated servicer, other
servicer servicing 10% or more of pool assets
at time of report, other material servicers
or trustee.
-------------------------------------------------------------------------------------------------
Reg AB disclosure about any new servicer or             Servicer/Master Servicer/Depositor
master servicer is also required.
-------------------------------------------------------------------------------------------------
Reg AB disclosure about any new Trustee is                  Depositor/Successor Trustee
also required.
-------------------------------------------------------------------------------------------------
   Item 6.03- Change in Credit Enhancement or        Depositor and Securities Administrator
                External Support

Covers termination of any enhancement in
manner other than by its terms, the addition
of an enhancement, or a material change in
the enhancement provided. Applies to external
credit enhancements as well as derivatives.
-------------------------------------------------------------------------------------------------
Reg AB disclosure about any new enhancement
provider is also required.
-------------------------------------------------------------------------------------------------
Item 6.04- Failure to Make a Required Distribution                  Depositor
-------------------------------------------------------------------------------------------------
  Item 6.05- Securities Act Updating Disclosure                     Depositor

If any material pool characteristic differs
by 5% or more at the time of issuance of the
securities from the description in the final
prospectus, provide updated Reg AB disclosure
about the actual asset pool.
-------------------------------------------------------------------------------------------------



                                     M-2

-------------------------------------------------------------------------------------------------
                                 FORM 8-K DISCLOSURE INFORMATION
-------------------------------------------------------------------------------------------------
                Item on Form 8-K                                Responsible Party
-------------------------------------------------------------------------------------------------
If there are any new servicers or originators                      Depositor
required to be disclosed under Regulation AB
as a result of the foregoing, provide the
information called for in Items
1108 and 1110 respectively.
-------------------------------------------------------------------------------------------------
          Item 7.01- Reg FD Disclosure               All Parties (excluding Custodian and Trustee)
-------------------------------------------------------------------------------------------------
            Item 8.01- Other Events                                 Depositor

Any event, with respect to which information
is not otherwise called for in Form 8-K, that
the registrant deems of importance to
certificateholders.
-------------------------------------------------------------------------------------------------
  Item 9.01- Financial Statements and Exhibits       Responsible party for reporting/disclosing
                                                           the financial statement or exhibit
-------------------------------------------------------------------------------------------------



                                     M-3

                                   EXHIBIT N


                        Additional Form 10-D Disclosure

-------------------------------------------------------------------------------------------------
                        ADDITIONAL FORM 10-D DISCLOSURE
-------------------------------------------------------------------------------------------------
               Item on Form 10-D                                Responsible Party
-------------------------------------------------------------------------------------------------
   Item 1: Distribution and Pool Performance
                  Information
-------------------------------------------------------------------------------------------------
Information included in the [Monthly Statement]      Servicer, Master Servicer and Securities
                                                                  Administrator
-------------------------------------------------------------------------------------------------
Any information required by 1121 which is NOT                       Depositor
included on the [Monthly Statement]
-------------------------------------------------------------------------------------------------
       Item 2: Legal Proceedings

Any legal proceeding pending against the
following entities or their respective
property, that is material to
Certificateholders, including any proceedings
known to be contemplated by governmental
authorities:
-------------------------------------------------------------------------------------------------
o   Issuing Entity (Trust Fund)                      Master Servicer, Securities Administrator
                                                                 and Depositor
-------------------------------------------------------------------------------------------------
o   Sponsor (Seller)                                  Seller (if a party to the Pooling and
                                                        Servicing Agreement) or Depositor
-------------------------------------------------------------------------------------------------
o   Depositor                                                       Depositor
-------------------------------------------------------------------------------------------------
o   Trustee                                                          Trustee
-------------------------------------------------------------------------------------------------
o   Securities Administrator                                 Securities Administrator
-------------------------------------------------------------------------------------------------
o   Master Servicer                                              Master Servicer
-------------------------------------------------------------------------------------------------
o   Custodian                                                       Custodian
-------------------------------------------------------------------------------------------------
o   1110(b) Originator                                              Depositor
-------------------------------------------------------------------------------------------------
o   Any 1108(a)(2) Servicer (other than the                          Servicer
    Master Servicer or Securities Administrator)
-------------------------------------------------------------------------------------------------
o   Any other party contemplated by 1100(d)(1)                      Depositor
-------------------------------------------------------------------------------------------------
 Item 3: Sale of Securities and Use of Proceeds     (i) Depositor (with respect to the Closing Date)
                                                                 and (ii) Master Servicer
Information from Item 2(a) of Part II of Form
10-Q:

With respect to any sale of securities by the
sponsor, depositor or issuing entity, that
are backed by the same asset pool or are
otherwise issued by the issuing entity,
whether or not registered, provide the sales
and use of proceeds information in Item 701
of Regulation S-K. Pricing information can be
omitted if securities were not registered.
-------------------------------------------------------------------------------------------------
    Item 4: Defaults Upon Senior Securities                  Securities Administrator

Information from Item 3 of Part II of Form 10-Q:

Report the occurrence of any Event of Default
(after expiration of any grace period and
provision of any required notice)
-------------------------------------------------------------------------------------------------
   Item 5: Submission of Matters to a Vote of                Securities Administrator
                Security Holders

Information from Item 4 of Part II of Form 10-Q
-------------------------------------------------------------------------------------------------



                                        N-1

-------------------------------------------------------------------------------------------------
                                ADDITIONAL FORM 10-D DISCLOSURE
-------------------------------------------------------------------------------------------------
               Item on Form 10-D                                Responsible Party
-------------------------------------------------------------------------------------------------
  Item 6: Significant Obligors of Pool Assets                       Depositor

Item 1112(b) - Significant Obligor Financial
Information*
-------------------------------------------------------------------------------------------------
* This information need only be reported on
the Form 10-D for the distribution period in
which updated information is required
pursuant to the Item.
-------------------------------------------------------------------------------------------------
    Item 7: Significant Enhancement Provider
                  Information

Item 1114(b)(2) - Credit Enhancement Provider
Financial Information*
-------------------------------------------------------------------------------------------------
*   Determining applicable disclosure threshold                     Depositor
-------------------------------------------------------------------------------------------------
*   Requesting required financial information                       Depositor
(including any required accountants' consent to
the use thereof) or effecting incorporation by
reference
-------------------------------------------------------------------------------------------------
* This information need only be reported on
the Form 10-D for the distribution period in
which updated information is required
pursuant to the Items.
-------------------------------------------------------------------------------------------------
Item 8: Other Information                             Any party responsible for the applicable
                                                              disclosure items on Form 8-K
Disclose any information required to be
reported on Form 8-K during the period
covered by the Form 10-D but not reported
-------------------------------------------------------------------------------------------------
                Item 9: Exhibits                             Securities Administrator

Monthly Statement to Certificateholders
-------------------------------------------------------------------------------------------------
Exhibits required by Item 601 of Regulation                         Depositor
S-K, such as material agreements
-------------------------------------------------------------------------------------------------



                                     N-2

                                        EXHIBIT O


                                Additional Form 10-K Disclosure

-------------------------------------------------------------------------------------------------

                                  ADDITIONAL FORM 10-K DISCLOSURE
-------------------------------------------------------------------------------------------------
               Item on Form 10-K                                Responsible Party
-------------------------------------------------------------------------------------------------
       Item 1B: Unresolved Staff Comments                           Depositor
-------------------------------------------------------------------------------------------------
           Item 9B: Other Information                Any responsible party for Disclosure Item on
                                                     Form 8-K

Disclose any information required to
bereported on Form 8-K during the fourth
quarter covered by the Form 10-K but not
reported
-------------------------------------------------------------------------------------------------
     Item 15: Exhibits, Financial Statement              (i) As to agreements, Securities
                   Schedules                          Administrator/Depositor and (ii) as to
                                                   financial statements, Reporting Parties (as
                                                      to themselves) (excluding Custodian or
                                                                     Trustee)
-------------------------------------------------------------------------------------------------
  Reg AB Item 1112(b): Significant Obligors of                      Depositor
                  Pool Assets
-------------------------------------------------------------------------------------------------
Significant Obligor Financial Information*
-------------------------------------------------------------------------------------------------
*This information need only be reported on
the Form 10-D for the distribution period in
which updated information is required
pursuant to the Item.
-------------------------------------------------------------------------------------------------
   Reg AB Item 1114(b)(2): Credit Enhancement
         Provider Financial Information
-------------------------------------------------------------------------------------------------
o   Determining applicable disclosure threshold                     Depositor
-------------------------------------------------------------------------------------------------
o   Requesting required financial information                       Depositor
(including any required accountants' consent to
the use thereof) or effecting incorporation by
reference
-------------------------------------------------------------------------------------------------
*This information need only be reported on
the Form 10-D for the distribution period in
which updated information is required
pursuant to the Items.
-------------------------------------------------------------------------------------------------
  Reg AB Item 1115(b): Derivative Counterparty
             Financial Information
-------------------------------------------------------------------------------------------------
o   Determining current maximum probable                            Depositor
exposure
-------------------------------------------------------------------------------------------------
o   Determining current significance percentage                     Depositor
-------------------------------------------------------------------------------------------------
o   Requesting required financial information                       Depositor
(including any required accountants' consent to
the use thereof) or effecting incorporation by
reference
-------------------------------------------------------------------------------------------------
*This information need only be reported on
the Form 10-D for the distribution period in
which updated information is required
pursuant to the Items.
-------------------------------------------------------------------------------------------------



                                     O-1

-------------------------------------------------------------------------------------------------
                                  ADDITIONAL FORM 10-K DISCLOSURE
-------------------------------------------------------------------------------------------------
               Item on Form 10-K                                Responsible Party
-------------------------------------------------------------------------------------------------
      Reg AB Item 1117: Legal Proceedings

Any legal proceeding pending against the
following entities or their respective
property, that is material to
Certificateholders, including any proceedings
known to be contemplated by governmental
authorities:
-------------------------------------------------------------------------------------------------
o Issuing Entity (Trust Fund)                        Master Servicer, Securities Administrator
                                                                 and Depositor
-------------------------------------------------------------------------------------------------
o Sponsor (Seller)                                   Seller (if a party to the Pooling and
                                                        Servicing Agreement) or Depositor
-------------------------------------------------------------------------------------------------
o Depositor                                                         Depositor
-------------------------------------------------------------------------------------------------
o Trustee                                                            Trustee
-------------------------------------------------------------------------------------------------
o Securities Administrator                                   Securities Administrator
-------------------------------------------------------------------------------------------------
o Master Servicer                                                 Master Servicer
-------------------------------------------------------------------------------------------------
o Custodian                                                         Custodian
-------------------------------------------------------------------------------------------------
o 1110(b) Originator                                                Depositor
-------------------------------------------------------------------------------------------------
o Any 1108(a)(2) Servicer (other than the                           Servicer
Master Servicer or Securities
Administrator)
-------------------------------------------------------------------------------------------------
o Any other party contemplated by 1100(d)(1)                        Depositor
-------------------------------------------------------------------------------------------------
Reg AB Item 1119: Affiliations and Relationships
-------------------------------------------------------------------------------------------------
Whether (a) the Sponsor (Seller), Depositor                      Depositor as to (a)
or Issuing Entity is an affiliate of the following            Sponsor/Seller as to (a)
parties, and (b) to the extent known
and material, any of the following parties
are affiliated with one another:
-------------------------------------------------------------------------------------------------
o Master Servicer                                                Master Servicer
-------------------------------------------------------------------------------------------------
o Securities Administrator                                   Securities Administrator
-------------------------------------------------------------------------------------------------
o Any other 1108(a)(3) servicer                                     Servicer
-------------------------------------------------------------------------------------------------
o Any 1110 Originator                                           Depositor/Sponsor
-------------------------------------------------------------------------------------------------
o Any 1112(b) Significant Obligor                               Depositor/Sponsor
-------------------------------------------------------------------------------------------------
o Any 1114 Credit Enhancement Provider                          Depositor/Sponsor
-------------------------------------------------------------------------------------------------
o Any 1115 Derivate Counterparty Provider                       Depositor/Sponsor
-------------------------------------------------------------------------------------------------
o Any other 1101(d)(1) material party                           Depositor/Sponsor
-------------------------------------------------------------------------------------------------
Whether there are any "outside the ordinary                     Depositor as to (a)
course business arrangements" other than would               Sponsor/Seller as to (a)
be obtained in an arm's length transaction
 between (a) the Sponsor (Seller),
Depositor or Issuing Entity on the one hand,
and (b) any of the following parties (or
their affiliates) on the other hand, that
exist currently or within the past two years
and that are material and that are material
to a Certificateholder's understanding of the
Certificates:
-------------------------------------------------------------------------------------------------



                                     O-2

-------------------------------------------------------------------------------------------------
                                  ADDITIONAL FORM 10-K DISCLOSURE
-------------------------------------------------------------------------------------------------
               Item on Form 10-K                                Responsible Party
-------------------------------------------------------------------------------------------------
o Master Servicer                                                 Master Servicer
-------------------------------------------------------------------------------------------------
o Securities Administrator                                   Securities Administrator
-------------------------------------------------------------------------------------------------
o Trustee                                                           Depositor
-------------------------------------------------------------------------------------------------
o Any other 1108(a)(3) servicer                                     Servicer
-------------------------------------------------------------------------------------------------
o Any 1110 Originator                                           Depositor/Sponsor
-------------------------------------------------------------------------------------------------
o Any 1112(b) Significant Obligor                               Depositor/Sponsor
-------------------------------------------------------------------------------------------------
o Any 1114 Credit Enhancement Provider                          Depositor/Sponsor
-------------------------------------------------------------------------------------------------
o Any 1115 Derivate Counterparty Provider                       Depositor/Sponsor
-------------------------------------------------------------------------------------------------
o Any other 1101(d)(1) material party                           Depositor/Sponsor
-------------------------------------------------------------------------------------------------
Whether there are any specific relationships                    Depositor as to (a)
involving the transaction or the pool assets                  Sponsor/Seller as to (a)
between (a) the Sponsor (Seller), Depositor
or Issuing Entity on the one hand, and (b)
any of the following parties (or their
affiliates) on the other hand, that exist
currently or within the past two years and
that are material:
-------------------------------------------------------------------------------------------------
o Master Servicer                                               Master Servicer
-------------------------------------------------------------------------------------------------
o Securities Administrator                                  Securities Administrator
-------------------------------------------------------------------------------------------------
o Trustee                                                           Depositor
-------------------------------------------------------------------------------------------------
o Any other 1108(a)(3) servicer                                     Servicer
-------------------------------------------------------------------------------------------------
o Any 1110 Originator                                           Depositor/Sponsor
-------------------------------------------------------------------------------------------------
o Any 1112(b) Significant Obligor                               Depositor/Sponsor
-------------------------------------------------------------------------------------------------
o Any 1114 Credit Enhancement Provider                          Depositor/Sponsor
-------------------------------------------------------------------------------------------------
o Any 1115 Derivate Counterparty Provider                       Depositor/Sponsor
-------------------------------------------------------------------------------------------------
o Any other 1101(d)(1) material party                           Depositor/Sponsor
-------------------------------------------------------------------------------------------------

                                   EXHIBIT P


        Form of Master Loan Purchase Agreement, between various sellers and Goldman Sachs Mortgage Company

          [See Exhibit 99.1 to Form 8-K/A filed with the Commission on
               May 14, 2006, Accession No. 0000905148-06-001326]

                                   EXHIBIT Q


             Flow Servicing Agreement, dated as of January 1, 2006, between Avelo Mortgage, L.L.C. and Goldman Sachs Mortgage Company

          [See Exhibit 99.13 to Form 8-K filed with the Commission on
               March 14, 2006, Accession No. 0000905148-06-00297]

                                   EXHIBIT R


                 Servicing Agreement, dated as of July 1, 2004, between Countrywide Home Loans Servicing LP and Goldman Sachs Mortgage
                    Company, as amended by Amendment Reg AB

           [See Exhibit 99.3 to Form 8-K filed with the Commission on
              March 13, 2006, Accession No. 0000905148-06-002297]

                                   EXHIBIT S


       Master Mortgage Loan Purchase Agreement, dated as of July 1, 2004, between Countrywide Home Loans, Inc.
       and Goldman Sachs Mortgage Company, as amended by Amendment Reg AB

           [See Exhibit 99.3 to Form 8-K filed with the Commission on
              March 13, 2006, Accession No. 0000905148-06-002297]

                                   EXHIBIT T


      Amendment Reg AB to the Master Mortgage Loan Purchase and Servicing
                 Agreement, dated as of January 1, 2006, among
            Goldman Sachs Mortgage Company, Countrywide Home Loans,
                  Inc. and Countrywide Home Loans Servicing LP

           [See Exhibit 99.1 to Form 8-K filed with the Commission on
              March 14, 2006, Accession No. 0000905148-06-002297]

                                   EXHIBIT U


   Amended and Restated Master Mortgage Loan Purchase Agreement, dated as of
          November 1, 2005, between GreenPoint Mortgage Funding, Inc.
                       and Goldman Sachs Mortgage Company

          [See Exhibit 99.9 to Form 8-K/A filed with the Commission on
               May 14, 2006, Accession No. 0000905148-06-001326]

                                   EXHIBIT V


           Servicing Agreement, dated as of November 1, 2005, between GreenPoint Mortgage Funding, Inc. and Goldman Sachs Mortgage Company

          [See Exhibit 99.9 to Form 8-K/A filed with the Commission on
               May 14, 2006, Accession No. 0000905148-06-001326]

                                   EXHIBIT W

 Second Amended and Restated Flow Seller's Warranties and Servicing Agreement,
                      dated as of January 1, 2006, between
         National City Mortgage Co. and Goldman Sachs Mortgage Company

           [See Exhibit 99.7 to Form 8-K filed with the Commission on
               April 14, 2006, Accession No. 0000905148-06-00297]

                                   EXHIBIT X

  The Seller's Purchase, Warranties and Servicing Agreement, dated as of April
     1, 2006, between Goldman Sachs Mortgage Company and Wachovia Mortgage
                                  Corporation

          [See Exhibit 99.1 to Form 8-K filed with the Commission on
             September 8, 2006, Accession No. 0000905148-06-005642]

                                   EXHIBIT Y

      Second Amended and Restated Master Seller's Warranties and Servicing Agreement, dated as of November 1, 2005, between Goldman Sachs Mortgage
               Company and Wells Fargo Bank, National Association


       [See Exhibit 99.1 to Form 8-K filed with the Commission on May 12,
                   2006, Accession No. 0000905148-06-003718]

                                   EXHIBIT Z

                  Form of LIBOR Interest Rate Swap Agreement



                          [On File with the Depositor]

                                   EXHIBIT AA

              Form of Federal Funds Interest Rate Swap Agreement



                          [On File with the Depositor]




                                     AA-1